             As filed with the Securities and Exchange Commission on May 4, 2007
                                       Investment Company Act File No. 811-22062

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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-2
                        (Check appropriate box or boxes)

    |X| REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
    | | Amendment No. ___

                             A T FUND OF FUNDS TEI
               (Exact Name of Registrant as Specified in Charter)
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                      300 Pacific Coast Highway, Suite 305
                       Huntington Beach, California 92648
                    (Address of Principal Executive Offices)
               Registrant's Telephone Number, including Area Code:
                                 (714) 969-0521

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                               Alexander L. Popof
                      300 Pacific Coast Highway, Suite 305
                       Huntington Beach, California 92648
                     (Name and Address of Agent for Service)

                          Copies of Communications to:

                            Mitchell E. Nichter, Esq.
                      Paul, Hastings, Janofsky & Walker LLP
                          55 Second Street, 24th Floor
                      San Francisco, California 94105-3441

                                       and

                             Alexander Y. Kymn, Esq.
                      Paul, Hastings, Janofsky & Walker LLP
                          55 Second Street, 24th Floor
                      San Francisco, California 94105-3441

This  Registration  Statement has been filed by  Registrant  pursuant to Section
8(b) of the Investment Company Act of 1940, as amended. Securities of Registrant are not being  registered  under the  Securities  Act of 1933,  as amended  (the
"Securities  Act"), and will be issued solely in private placement  transactions that do not involve any "public offering" within the meaning of Section 4(2) of, and/or Regulation D under, the Securities Act.  Investments in Registrant may be made only by  individuals  or entities  meeting the definition of an "accredited investor" in  Regulation  D under the  Securities  Act and a "qualified  client"
under  the  Investment  Advisers  Act of 1940,  as  amended.  This  Registration
Statement does not constitute an offer to sell, or the  solicitation of an offer to buy, any securities of Registrant.

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                          PRIVATE PLACEMENT MEMORANDUM

           Private Placement Memorandum Dated as of: ___________, 20__

                              A T FUND OF FUNDS TEI

        A T Fund of Funds TEI (the "Fund") is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended ("1940 Act"), as a closed-end management investment company. The Fund will invest substantially all of its assets in A T Fund of Funds Ltd. (the "Offshore Fund"), a Cayman
Islands exempted company, that will in turn invest substantially all of its assets in A T Fund of Funds (the "Master Fund"), the sole series of A T Funds
Investment Trust, which is also registered under the 1940 Act as a closed-end, non-diversified, management investment company and has the same investment objective and strategies as the Offshore Fund and the Fund. The Fund is designed solely for investment by tax-exempt and tax-deferred investors. The Fund
(through its indirect investment in the Master Fund) operates as a "fund of hedge funds."

        The Fund's investment objective is to seek risk-adjusted, fixed-income, absolute returns. To achieve its objective, the Fund will invest substantially all its assets in the Offshore Fund, which in turn will invest substantially all its assets in the Master Fund. The Offshore Fund and the Master Fund have the same investment objective as the Fund. The Master Fund invests in investment funds ("Portfolio Funds") managed by various investment managers ("Portfolio
Managers") that use a variety of investment strategies. Neither the Fund nor the
Master Fund can guarantee that its investment objective will be achieved or that their portfolio design and risk monitoring strategies will be successful. See
"TYPES OF INVESTMENTS AND RELATED RISKS" on page 26 and "OTHER RISKS" on page 34 of this Private Placement Memorandum.

        This Private Placement Memorandum ("PPM") applies to the private placement of shares of beneficial interest of the Fund ("Shares"). The Shares have not been and will not be registered under the Securities Act of 1933, as amended (the "Securities Act"), or the securities laws of any state. The Fund will issue Shares only in private placement transactions in accordance with
Regulation D or other applicable exemptions under the Securities Act. This PPM shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of Shares in any jurisdiction in which such offer, solicitation or sale is not authorized or to any person to whom it is unlawful to make such offer, solicitation or sale. No person has been authorized to make any representations concerning the Fund that are inconsistent with those contained in this PPM. Neither the U.S. Securities and Exchange Commission
("SEC") nor any state securities commission has approved or disapproved these securities or determined if this PPM is truthful or complete. Any representation to the contrary is a criminal offense.

        If you purchase Shares of the Fund, you will become bound by the terms and conditions of the Fund's Agreement and Declaration of Trust ("Trust
Agreement"). A copy of Trust Agreement is attached as an appendix to the PPM.

-----------------------------------------------------------------------------------------
               Offering Price(1)      Maximum Placement Fee (2)   Proceeds to the Fund
-----------------------------------------------------------------------------------------
Per Share      $100                   3%                          $97
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

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(1) For illustrative purposes, it is assumed that the Offering Price is $100.00 per share. The actual Offering Price will be the per share NAV of the Fund as of the effective date of investment.

(2) Investors may be charged a sales commission of up to three percent (3%) (the
"Placement Fee"), in the sole discretion of their account executives. Financial intermediaries and other entities may be retained by the Fund to assist in the placement of Shares ("Placement Agents"). A Placement Agent may charge investors a Placement Fee of up to three percent (3%), based on the amount invested in the
Fund through the Placement Agent. The Placement Fee will be either added to or deducted from the investor's subscription amount depending on the requirement of the Placement Agent. The Placement Fee will not constitute an investment in
Shares and will not form part of the assets of the Fund. The example shown in the table above assumes that the Placement Fee is deducted from the investor's subscription amount of $100. If the Placement Fee is instead added to the prospective investor's subscription amount such that the proceeds provided by the investor would equal $103, the information in the table would be as follows:

        -----------------------------------------------------------------
                   Offering Price    Maximum        Proceeds to the
                                     Placement Fee  Fund
        -----------------------------------------------------------------
        Per Share  $100              3%             $100
        -----------------------------------------------------------------

        The Shares will not be listed on any securities exchange and it is not anticipated that a secondary market for the Shares will develop. The Shares are also subject to substantial restrictions in transferability and resale and may not be transferred or resold except as permitted under the Trust Agreement.
Although the Fund may offer to repurchase Shares from time to time, Shares will not be redeemable at an investor's option nor will they be exchangeable for interests or shares of any other fund, because the Fund is a closed-end investment company. As a result, you may not be able to sell or otherwise liquidate your Shares. If the Fund does not repurchase your Shares within two years after your request that the Fund repurchase all of your Shares, the Fund will be liquidated. It may take the Fund a substantial period of time to liquidate its assets. As a result, your investment could be locked up for two years or substantially longer depending on the Fund's ability to repurchase
Shares or liquidate its assets. Your investment is also at risk of possible loss of the total amount invested. The Shares are appropriate only for those investors who can tolerate a high degree of risk and do not require a liquid investment. See "TYPES OF INVESTMENT AND RELATED RISKS" on page 26, "OTHER
RISKS" on page 34 and "REDEMPTIONS, REPURCHASES AND TRANSFERS OF SHARES" on page
47 of this PPM.

        You should not construe the contents of this PPM as legal, tax or financial advice. You should consult your own professional advisors as to the legal, tax, financial or other matters relevant to the suitability of an investment in the Fund.

        This PPM concisely provides the information that you should know about the Fund and the Master Fund before investing. You are advised to read this PPM carefully and to retain it for future reference. The Fund's Statement of
Additional Information ("SAI"), dated as of _______, ____, is filed with this
PPM, and the table of contents for the SAI can be found in Part B of this registration statement. Additional information about the Fund has been filed with the SEC. Such information is available upon request and without charge by writing to the Fund, c/o Citigroup Fund Services, LLC, Two Portland Square,
Portland, ME 04101 or by calling (800) 441-7288. You can also obtain other information about the Fund and the Master Fund on the SEC's website
(http://www.sec.gov). The address of the SEC's Internet site is provided solely for the information of prospective investors and is not intended to be an active link.

        This PPM is dated as of  ________, _____.

                                        i

                                   (continued)

                                       ii

                                   (continued)

                                      iii

                                   (continued)

                                       iv

                                   (continued)

                                       v

                                SUMMARY OF TERMS

The Fund         A T Fund of Funds TEI (the "Fund") is a Delaware statutory trust that is registered under the Investment Company Act of
                 1940, as amended (the "1940 Act"), as a closed-end,
                 non-diversified, management investment company. The Fund is designed solely for investment by tax-exempt and tax-deferred investors.

Investment       The Fund's investment objective is to seek risk-adjusted,
Program          fixed-income, absolute returns regardless of market conditions.

                 The Fund seeks capital appreciation by investing substantially all of its assets in A T Fund of Funds Ltd. (the "Offshore
                 Fund"), a Cayman Islands exempted company (an "EC") with the same investment objective and strategies as the Fund. The
                 Offshore Fund in turn will invest substantially all of its assets in A T Fund of Funds (the "Master Fund"), the sole
                 series of A T Funds Investment Trust, a Delaware statutory trust, which is also registered under the 1940 Act as a
                 closed-end, non-diversified, management investment company and has the same investment objective and strategies as the
                 Offshore Fund and the Fund. The Offshore Fund serves solely as an intermediate entity through which the Fund invests in the
                 Master Fund. Investment management responsibilities will be delegated by the Offshore Fund to officers and service
                 providers of the Fund and the Offshore Fund is not expected to make any independent investment decisions or to exercise
                 investment or other discretion over its assets. The Offshore
                 Fund is recognized as a corporation under tax laws of the
                 United States and the Cayman Islands. Any assets of the Fund and the Offshore Fund not invested in the Offshore Fund and the
                 Master Fund, respectively, will be de minimis amounts of cash or cash equivalents to meet certain ongoing expenses. The
                 Master Fund and the Offshore Fund have the same investment objective and strategies as the Fund. All investments are made at the Master Fund level.

                 The Fund (through its indirect investment in the Master Fund)
                 is a specialized investment vehicle that may be broadly
                 referred to as a private "fund-of-hedge funds." It is similar to certain other investment funds in that shares of beneficial interest of the Fund are sold in large minimum denominations to high net worth individuals and institutional investors
                 ("Investors") and are subject to substantial restrictions on transferability. However, unlike certain other investment
                 funds, the Fund and the Master Fund have registered under the
                 1940 Act to be able to offer its shares without limiting the number of Investors who can participate in its investment
                 program. Treesdale Partners, LLC serves as the Master Fund's
                 Subadviser and is responsible for management of the Master
                 Fund's investment portfolio.

                 The Master Fund seeks to accomplish its objective by investing its assets in investment funds ("Portfolio Funds") that are managed by various investment managers ("Portfolio Managers")
                 that use an "absolute return" investment strategy. An "absolute return" investment strategy refers to a broad class of
                 investment strategies that historically have exhibited limited correlation to each other or to the performance of major equity and debt market indices. The Subadviser expects the selected
                 Portfolio Funds to invest primarily in relative value, market neutral strategies in the fixed-income markets that are
                 intended to generate consistent returns. The Portfolio Funds may invest in various instruments, including, among other
                 things, public and private, leveraged and non-leveraged, U.S.
                 and foreign, long and short positions in fixed-income debt instruments, cash and cash equivalents, options, warrants, futures and other commodities, currencies, over-the-counter derivative instruments (such as swaps), securities that lack active public markets, repurchase and reverse repurchase
                 agreements, preferred stocks, convertible bonds, collateralized debt obligations ("CDOs") and other financial instruments; and
                 real estate related securities (collectively, "Financial
                 Instruments").

                 In addition to investments in Portfolio Funds, the Master Fund may, to the extent permitted by applicable law or exemptive relief obtained by the Master Fund, allocate assets directly to

                 Portfolio Managers either in the form of a directly managed account or through the creation of a special purpose investment vehicle in which the Master Fund might be the sole investor.
                 Portfolio Managers to whom managed account or special purpose investment vehicle allocations are made are referred to in this
                 PPM as "Direct Allocation Portfolio Managers." For purposes of the investment objectives, strategies, policies and
                 restrictions and investment limitations of the Fund and the
                 Master Fund under the 1940 Act, the Master Fund will "look through" to the underlying investments of any managed accounts or special purpose investment vehicles it creates for the
                 specific purpose of facilitating management of the Master
                 Fund's assets by a Direct Allocation Portfolio Manager (as opposed to Portfolio Funds formed and managed by third
                 parties). Other Portfolio Funds in which the Master Fund
                 invests, however, are not subject to the Fund's and Master
                 Fund's investment restrictions and, unless registered under the
                 1940 Act, are generally not subject to any investment
                 limitations under the 1940 Act.

                 The only assets of the Fund not invested in the Offshore Fund will be certain de minimis amounts of cash or cash equivalents to meet certain ongoing expenses.

                 See "INVESTMENT PROGRAM."

Selection and    It is the responsibility of the Subadviser in managing the
Continued        Master Fund's assets to research and select the Portfolio
Evaluation of    Funds, to satisfy itself as to the suitability of the terms and
Portfolio Funds  conditions of the Portfolio Funds or, where relevant, negotiate the respective portfolio management agreements with the
                 Portfolio Managers, and to allocate and reallocate the assets of the Master Fund among Portfolio Funds. The Subadviser makes its allocation decisions based on its view of the optimal mix of investment sectors and styles, using advanced risk analytics and asset allocation analysis. The risk profile of the Master
                 Fund's portfolio is monitored using advanced risk management tools. The major types of risks that are evaluated include duration, convexity, volatility, prepayment, basis, liquidity, leverage, credit and financing.

                 Portfolio Funds are chosen on the basis of selection criteria and risk parameters established by the Subadviser, including an analysis of the Portfolio Fund's performance during various time periods and market cycles and the Portfolio Manager's reputation, experience, training and investment philosophy and policies. In addition, the Portfolio Manager's ability to
                 provide timely and accurate reporting and its internal controls will be considered. In an effort to optimize its investment program, the Subadviser may allocate a portion of the Master
                 Fund's assets to Portfolio Funds that lack historical track records but, in the Subadviser's judgment, offer appropriate potential. The Subadviser monitors each Portfolio Fund on an ongoing basis, and investment policies and philosophy are
                 discussed with each Portfolio Manager regularly. The identity and number of Portfolio Funds for the Master Fund is likely to change over time. The Subadviser may withdraw assets from a
                 Portfolio Fund or allocate assets to a Portfolio Fund without prior notice to or the consent of the Shareholders.

                 The Fund, through its indirect investment in the Master Fund, may have exposure to investment partnerships, limited liability companies, corporations and other entities managed by Direct
                 Allocation Portfolio Managers, as well as through accounts managed by Direct Allocation Portfolio Managers. To the extent permitted by applicable law, some of the investments may be made through one or more investment entities for which the
                 Subadviser or an associated person may serve as the general partner, sponsor or manager.

                 As set forth above, the Fund will attempt to achieve its
                 investment objective by investing all or substantially all of its assets in the Offshore Fund which will invest substantially all its assets in the Master Fund.

Adviser to       A T Funds, LLC, a Delaware limited liability company and an
Master Fund      investment adviser registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), serves as the Master
                 Fund's investment adviser (the "Adviser"). The Adviser is a direct subsidiary owned equally by the subadviser to the Master
                 Fund and the Administrator.

Subadviser       Treesdale Partners, LLC, a Delaware limited liability company
to Master Fund   and an investment adviser registered under the Advisers Act, serves as the Master Fund's subadviser (the "Subadviser"), and is responsible for management of the Master Fund's investment portfolio.

                 The Subadviser is headquartered in New York, New York. It
                 currently operates as a specialized asset management company managing various funds of hedge funds focusing on `best of breed' relative value fixed income funds. As of May 1, 2007, the Subadviser had approximately $1.7 billion of assets under management.

Administrator    Allegiance Investment Management, LLC, a Delaware limited
                 liability company carrying on business as Allegiance Capital
                 (the "Administrator"), serves as the Fund's, the Offshore
                 Fund's and the Master Fund's administrator and provides certain administrative services to the Fund and the Offshore Fund and the Master Fund.

Subadministrator [         ] (the "Subadministrator") serves as the Fund's
                 subadministrator. The Fund's Subadministrator is located at
                 [         ]. The Administrator may, without shareholder notice
                 or consent, engage a subadministrator for the Offshore Fund.

                 Citigroup Fund Services, LLC, a Delaware limited liability company, serves as the Master Fund's subadministrator. The
                 Subadministrator is an indirect, wholly-owned subsidiary of
                 Citigroup Inc. The Master Fund will directly pay or reimburse the Administrator for any fees paid to Citigroup Fund Services,
                 LLC, in its capacity as Subadministrator to the Master Fund.
                 The Fund and its Shareholders are also indirectly subject to the Master Fund's subadministration fee.

Potential        The Fund, through its investment in the Offshore Fund and the
Benefits of      Master Fund, offers the indirect benefits associated with the
Investing in     Portfolio Funds' individual investment strategies. In addition,
the Fund         by allocating its assets among a number of Portfolio Funds, the
                 Master Fund has, and the Fund indirectly by its investment in the Offshore Fund and the Mater Fund has, the potential to invest in a wider array of investments than would be possible by investing in a single Portfolio Fund. The Subadviser expects that by allocating the Master Fund's assets for investment among multiple Portfolio Funds, the Master Fund may, and Fund indirectly may, reduce the volatility inherent in a direct investment in any single Portfolio Fund.

                 An investment in the Master Fund, indirectly through the
                 Offshore Fund, will enable investors to have their assets
                 managed by a group of Portfolio Managers whose services
                 generally are not available to the general investing public, whose investment funds may be closed from time to time to new investors or who otherwise may place stringent restrictions on the number and type of persons whose money they will manage. An investment in the Fund also will enable investors to indirectly invest with a cross section of Portfolio Funds without being subject to the high minimum investment requirements that
                 Portfolio Funds typically impose on investors.

                 Because the Master Fund and the Portfolio Funds may use
                 leverage, tax-exempt investors subject to the Employee
                 Retirement Income Security Act of 1974 ("ERISA"), and other tax-deferred and tax-exempt investors, ordinarily could incur income tax liability to the extent that the Master Fund's or the Portfolio Funds' transactions are treated as giving rise to unrelated business taxable income ("UBTI"). However, UBTI is not generally attributed to investors through an entity
                 classified as a corporation for U.S. federal income tax
                 purposes

                 (such as the Offshore Fund). Accordingly, in the opinion of the
                 Fund's counsel, the Offshore Fund should block UBTI exposure to which Shareholders in the Fund might otherwise be subject. If the Fund's interpretations are incorrect and Shareholders are subjected to UBTI taxation, the Fund's Board of Trustees will consider all relevant options, including the possible
                 dissolution of the Fund. See "Tax Aspects."

The Offshore     The Offshore Fund is interposed between the Fund and the Master
Fund             Fund. The Offshore Fund is organized as an EC in the Cayman
                 Islands. The sole director of the Offshore Fund is Mark G.
                 Torline, who serves as an "interested trustee" of the Fund and the Master Fund. As the sole shareholder of the Offshore Fund, the Fund may remove or replace the Offshore Fund's sole
                 director at any time for any or no reason. The Fund may permit
                 non-U.S. investors to invest in the Offshore Fund. However, the ability of non-U.S. investors to invest in the Offshore Fund will be subject to certain conditions, including a limitation on the ownership percentage non-U.S. investors can have in the
                 Offshore Fund in order to ensure that the Fund will at all times control the Offshore Fund. Under Cayman Islands law, the liability of the Fund, in its capacity as a shareholder of the
                 Offshore Fund, is limited to the amount contributed, or agreed to be contributed, by the Fund to the capital of the Offshore
                 Fund. In exceptional circumstances, a Cayman Islands court may ignore the separate legal personality of the Offshore Fund, including in the case of fraud, where the device of
                 incorporation is used for an illegal or improper purpose, and where the Offshore Fund can be regarded as a mere agent of a shareholder. Pursuant to the Articles of Association of the
                 Offshore Fund, the business of the Offshore Fund is managed by its sole director who may appoint any person to be the agent of the Offshore Fund for such purposes and with such powers,
                 authorities and discretions (not exceeding those vested in or exercisable by the director) as they may determine. Investment management responsibilities and any day-to-day management
                 responsibilities of the Offshore Fund (which are expected to be minimal, such as distributing dividends to the Fund, processing repurchase requests from the Fund and transferring repurchase proceeds to the Fund) will be delegated by the sole director of the Offshore Fund to officers and service providers of the Fund and the Offshore Fund is not expected to make any independent investment decisions or to exercise investment or other
                 discretion over its assets. As an EC, the Offshore Fund is treated as a corporation under the taxation laws of the Cayman
                 Islands and the United States. Income received by the Offshore
                 Fund will be subject to U.S. income tax to the extent that it is treated as "effectively connected" with the conduct of a trade or business in the U.S. "Non-effectively connected"
                 income will be subject to U.S. withholding tax. Offshore Fund earnings will be distributed to the Fund as dividend income.
                 Dividend income generally does not constitute UBTI to
                 Shareholders.

Patent           Man-Glenwood Lexington TEI, LLC, or an affiliate thereof
Application      ("MG"), has filed a patent application (the "Patent
                 Application") relating to a structure that interposes a Cayman
                 Islands entity between a registered investment company and underlying master fund. The Patent Application has not been published and is not otherwise publicly available. In the event that MG obtains a U.S. Patent relating to the foregoing
                 structure, then depending on a variety of factors including the patent's scope and validity, the Adviser may have to negotiate a mutually agreeable license to such patent, which would impose additional costs on the Fund and Investors, or, in the absence of such mutually agreeable license, the Fund may have to be dissolved and liquidated. In such event, Investors would have their Shares liquidated and such liquidation may result in a loss to Investors.

Risk Factors     The investment program of the Fund is speculative and involves substantial risks. There can be no assurance that the
                 investment objective of the Fund will be achieved. The
                 investment performance of the Fund will depend on the Master
                 Fund's performance, which in turn depends on the performance of the Portfolio Funds with which the Master Fund invests. In addition, the investment performance of the Fund will depend on the Subadviser's ability to select Portfolio Funds and to
                 allocate and reallocate effectively the Master Fund's assets among Portfolio Funds. The value of an investment in the Fund, through its investment in the Offshore Fund and the Master
                 Fund, will fluctuate with changes in the values of the
                 Portfolio Fund's investments.

                 The general risks of an investment in the Fund including the following:

                 Investing in the Fund can result in a loss of capital invested.

                 Shares will not be traded on any securities exchange or other market and will be subject to substantial restrictions on
                 transfer and have very limited liquidity.

                 The likelihood that MG will be successful in obtaining a valid patent with respect to a structure that interposes a Cayman
                 Islands entity between a registered investment company and underlying master fund cannot be assessed at this time.
                 However, the Fund cannot rule out the possibility that a valid
                 U.S. patent with claims broad enough to cover the foregoing could at some future date pose the risk that the Fund and the
                 Investors may incur additional costs associated with any
                 mutually agreeable license necessary for the Fund to maintain this structure or that Fund may be dissolved, which may result in a loss to Investors.

                 Portfolio Funds may borrow, issue debt or other senior
                 securities and utilize other forms of leverage. If a Portfolio
                 Fund issues preferred stock, the holders of such preferred stock may have voting rights superior to those of other
                 investors in such Portfolio Fund, including the Master Fund and the Fund and may be able to block actions that are in the best interests of such other investors, including the Master Fund and the Fund. The use of leverage presents opportunities for increasing total return, but it also has the effect of
                 potentially increasing losses. The cumulative effect of the use of leverage in a market that moves adversely to a leveraged investment could result in a substantial loss that would be greater than if leverage were not used. In periods of extreme market volatility, the need to sell assets in a declining
                 market can cause even greater losses, as prices may be
                 artificially depressed. Claims of creditors with respect to the borrowed funds may be senior to those of the Master Fund and other investors in such Portfolio Funds.

                 The use of short sales and derivative transactions by Portfolio
                 Funds can result in significant losses to the Master Fund and the Fund.

                 The Master Fund is a non-diversified fund and invests in
                 Portfolio Funds that may not have diversified investment
                 portfolios and may, in some cases, concentrate their
                 investments in a single sector or group of related sectors, thereby increasing investment risk.

                 The Fund was formed on April 12, 2007 and has no operating history. The Master Fund commenced investment operations on May
                 1, 2005 and has limited operating history. In addition, certain
                 Portfolio Funds may be newly formed and have little or no
                 operating histories upon which investors can evaluate their performance.

                 By investing in Portfolio Funds indirectly through the Fund's investment in the Offshore Fund and the Master Fund, an
                 investor indirectly bears a portion of the asset-based fees, incentive-based allocations and other expenses borne by the
                 Master Fund as an investor in Portfolio Funds. These are in addition to the operating expenses of the Fund and the
                 management fees paid by the Master Fund to the Adviser and the operating expenses of the Offshore Fund and Master Fund, which are indirectly borne by the Fund and Shareholders (provided that the Adviser or an affiliate will bear all ordinary
                 operating expenses of the Fund and all ordinary operating
                 expenses and costs related to the Offshore Fund).

                 The incentive-based allocations assessed by Portfolio Managers and borne directly by the Master Fund (and indirectly by the
                 Fund) may create an incentive for Portfolio Managers to

                 make investments that are riskier or more speculative than those that might have been made in the absence of
                 incentive-based allocations. In addition, because an
                 incentive-based allocation will generally be calculated on a basis that includes unrealized appreciation of a Portfolio
                 Fund's assets, the allocation may be greater than if it were based solely on realized gains. Because the Portfolio Managers value the Portfolio Funds they manage, which directly impacts the amount of incentive-based allocations they receive,
                 Portfolio Managers face a conflict of interest in performing such valuations.

                 Each Portfolio Manager will receive any incentive-based
                 allocations to which it is entitled irrespective of the
                 performance of the other Portfolio Funds and the Fund or the
                 Master Fund generally. Accordingly, a Portfolio Manager that manages a Portfolio Fund with positive performance may receive incentive-based compensation from the Master Fund, which will be borne indirectly by the Investors, even if the Fund's and
                 Master Fund's overall returns are negative.

                 Investment decisions for Portfolio Funds are made by Portfolio
                 Managers independently of each other. As a result, at any
                 particular time, one Portfolio Fund may be purchasing
                 securities of an issuer whose securities are being sold by another Portfolio Fund. Consequently, the Fund and the Master
                 Fund could indirectly incur certain transaction costs without accomplishing any net investment result.

                 Various risks are associated with the securities and other instruments in which Portfolio Funds may invest, their
                 investment strategies and the specialized investment techniques they may use.

                 Portfolio Funds are not registered as investment companies under the 1940 Act. Therefore, the Fund and the Master Fund, as
                 an investor in Portfolio Funds, will not have the benefit of the protections afforded by the 1940 Act to investors in
                 registered investment companies, such as mutual funds. There are no restrictions on the proportion of its assets the Master
                 Fund may invest in unregistered investment companies. To the extent that all of the Portfolio Funds in which the Fund
                 invests are unregistered investment companies, the Master
                 Fund's entire portfolio will lack 1940 Act protections, even though each of the Fund and the Master Fund is itself
                 registered under the 1940 Act.

                 Portfolio Funds may invest in securities of companies in
                 foreign countries, which involves potential risks not typically involved in investing in domestic securities. Such risks may include the instability of foreign governments, possibility of expropriation, limitations on the use or removal of assets, changes in governmental administration or economic or monetary policy, changes in dealings between nations, foreign tax laws or confiscatory taxation, exchange rate risk, higher expenses due to the costs of conversions between various currencies and foreign brokerage commissions, less liquidity, more volatility, less governmental supervision, lack of uniform accounting, auditing and financial reporting standards, and potential
                 difficulties in enforcing contractual obligations.

                 Certain Portfolio Managers are not willing to fully disclose the investment positions of the Portfolio Funds on a timely basis. Even in cases where the Portfolio Manager does provide information to the Subadviser, the Subadviser may have little or no means of independently verifying information provided.
                 Therefore, the Subadviser may not be able to ascertain whether
                 Portfolio Funds are adhering to their disclosed investment strategies and their investment and risk management policies. A
                 Portfolio Fund may use proprietary investment strategies that are not fully disclosed to the Subadviser, which may involve risks under some market conditions that are not anticipated by the Subadviser.

                 To the extent the Fund, through its investment in the Offshore
                 Fund and the Master Fund, invests in non-voting securities of a
                 Portfolio Fund or waives its right to vote its securities

                 with respect to Portfolio Funds, it will not be able to vote on matters that require the approval of the investors in the
                 Portfolio Fund, including matters that could adversely affect the Fund's indirect investment and the Master Fund's direct investment in the Portfolio Fund. Although the Master Fund does not currently intend to invest primarily in non-voting
                 securities, there are no restrictions on the Master Fund's ability to invest in such securities. However, in accordance with applicable regulations, it is the policy of the Master
                 Fund to waive its voting rights for any portion of its
                 investment in a Portfolio Fund which exceeds 3% of such
                 Portfolio Fund's outstanding voting securities.

                 To the extent the Fund, through its investment in the Offshore
                 Fund and the Master Fund, invests in Portfolio Funds that allow its investors to effect withdrawals only at certain specified times, the Fund and the Master Fund may not be able to withdraw its investment in a Portfolio Fund promptly after it has made a decision to do so, which may result in a loss and adversely affect the Fund's and the Master Fund's investment return.
                 There are no restrictions as to the proportion of its assets the Master Fund may invest in such Portfolio Funds. To the extent that all of the Portfolio Funds in which the Master Fund invests place restrictions on the Master Fund's ability to withdraw its investment, the Fund's and Master Fund's entire portfolio may be illiquid at any particular time.

                 To the extent the Fund, through its investment in the Offshore
                 Fund and the Master Fund invests in Portfolio Funds that are permitted to distribute securities in kind to investors making withdrawals, upon the Master Fund's withdrawal of all or a portion of its interest in a Portfolio Fund, the Master Fund may receive securities that are illiquid or difficult to value.

                 The investment activities of the Adviser, Subadviser, Portfolio
                 Managers and their affiliates for their own accounts and for other accounts they manage may give rise to conflicts of
                 interest that may disadvantage the Fund and the Master Fund.

                 The Fund invests substantially all its assets in an Offshore
                 Fund that will not be registered as an investment company under the 1940 Act, and therefore, will not be able to avail itself of the 1940 Act protections.

                 The effect of regulatory change on the Fund and the Master
                 Fund, while impossible to predict, could be substantial and adverse. In addition, the Fund relies on a position taken by the staff of the SEC allowing the structure whereby the Fund invests in the Master Fund through the Offshore Fund. To the extent that the view of the SEC staff, which do not necessarily represent the view of the SEC itself, where to change, the structure of the Fund's investment in the Master Fund could be adversely impacted, possibly affecting the treatment of UBTI.

                 The Fund's structure may be affected by changes in Delaware,
                 U.S. and/or Cayman Islands law and relies upon a position taken by the staff of the SEC, which could change in the future.

                 Other investors in the Master Fund may alone or collectively own or acquire sufficient voting interests in the Master Fund to control matters relating to the operation of the Master
                 Fund. The Fund's inability to control the Master Fund may
                 adversely affect the Fund's ability to meet repurchase
                 requests. As a result, the Fund may withdraw its investment in the Master Fund or take other appropriate action.

                 See "TYPES OF INVESTMENTS AND RELATED RISKS," "OTHER RISKS" and
                 "CONFLICTS OF INTEREST."

Board of         The Board of Trustees of the Fund (individually, a "Trustee"
Trustees         and collectively, the "Board of Trustees") has overall
                 responsibility for the management and supervision of the
                 operations of the Fund. The initial Trustees serving on the
                 Board of Trustees were elected by the organizer of the Fund. [[
                 ] of the Fund's Trustees also serve as the Master Fund's Board of Trustees]. Any vacancy on the Board of Trustees may be
                 filled by the remaining Trustees, except to the extent the 1940
                 Act requires the election of Trustees by investors holding shares (each a "Shareholder"). [ ] percent ([ ]%) of the
                 Trustees are persons who are not "interested persons" (as
                 defined by the 1940 Act) of the Company, the Adviser, the
                 Subadviser or their affiliates (the "Independent Trustees").
                 See "MANAGEMENT OF THE FUND AND THE MASTER FUND" and "VOTING."

Expenses         The Adviser bears all of its own costs incurred in providing investment advisory services to the Fund and the Adviser and the Subadviser will bear all of their own costs incurred in providing investment advisory services to the Master Fund, including travel and other expenses related to the selection and monitoring of Portfolio Funds and the fees and expenses of any distributors (other than Placement Agents) that may be retained by them. The Adviser and/or its affiliates may
                 compensate outside distribution agents out of their own
                 financial resources and not as an additional charge to the
                 Fund, the Offshore Fund or the Master Fund. The Administrator
                 will bear the expenses for sales, marketing, distribution and client servicing with respect to the Fund. The Adviser or an affiliate will also bear all ordinary operating expenses of the
                 Fund, including, among other things, all expenses related to the formation and organization of the Fund, initial and
                 on-going registration requirements of the Fund, and day-to-day operations, administration, record keeping and compliance of the Fund. The Fund will indirectly bear its pro rata portion of all expenses (including all ordinary operating and
                 extraordinary expenses) incurred by the Master Fund, including indirectly any charges and fees to which the Master Fund is subject as an investor in the Portfolio Funds. The Offshore
                 Fund is expected to have minimal expenses, and the Adviser, or an affiliate of the Adviser, has agreed to bear all costs
                 related to the Offshore Fund. The Portfolio Funds will bear all expenses incurred in the business of the Portfolio Funds, a pro rata portion of which will be indirectly borne by the Fund through its indirect investment in the Master Fund.

                 The Adviser has contractually agreed to reduce its fees, or to pay or absorb the ordinary operating expenses of the Master
                 Fund, to the extent necessary to limit the ordinary operating expenses of the Master Fund to 2.5% per annum of the Master
                 Fund's average monthly net assets (the "Expense Limitation").
                 In consideration of the Adviser's agreement to limit the Master
                 Fund's expenses, the Master Fund will carry forward the amount of expenses reduced, paid or absorbed by the Adviser in excess of the Expense Limitation for a period not to exceed three years from the end of the fiscal year in which they were
                 incurred. Subject to authorization by the Board of Trustees, the Master Fund will reimburse the Adviser for such amounts carried forward, which reimbursement will be made as promptly as possible, but only to the extent it does not cause the
                 Master Fund's ordinary operating expenses to exceed the Expense
                 Limitation. The Expense Limitation will remain in effect for the term of the investment management agreement, effective
                 February 22, 2005, between the Adviser and the Master Fund (the
                 "Management Agreement").

                 The Management Agreement had an initial term of two years and continues for successive one year periods so long as it is approved annually by either the Board of Trustees or the
                 Shareholders and a majority of the Independent Trustees. The
                 Management Agreement may be terminated at any time, upon 60 days' notice, by the Adviser or either the Board of Trustees or the Shareholders. The continuation of the Management Agreement was last approved by the Board of Trustees on March 8, 2007.

                 See "FEES AND EXPENSES."

Management Fee   The Fund does not incur a separate management fee, but the Fund and its Shareholders are indirectly subject to the Master
                 Fund's management fee (the "Management Fee"). In consideration of the advisory and other services provided by the Adviser to the Master Fund, the Master Fund pays the Adviser a monthly
                 Management Fee of (1)/12 of 2% (2% on an annualized basis) of the Master Fund's net assets. The Management Fee is an expense out of the Master Fund's assets. The Master Fund does not pay any separate fees to the Subadviser and the Administrator, but they are compensated through their respective ownership of the
                 Adviser. The Master Fund will directly pay or will reimburse the Administrator for any fees or expenses the Administrator pays to the Subadministrator.

                 See "FEES AND EXPENSES."

Repurchase Fee   If a Shareholder tenders any of its Shares to the Fund for repurchase and such Shares are repurchased by the Fund before the first anniversary after such Shares were initially
                 purchased by the Shareholder, a repurchase fee equal to two percent (2%) of the value of the Shares repurchased will be levied against the Shareholder. The Fund will retain the
                 repurchase fee.

Eligibility      The Fund is being offered only to one or more of the following investors with a special tax status (i.e., tax-exempt or
                 tax-deferred investors; hence the "TEI" in the Fund's name):
                 (1) pension, profit-sharing, or other employee benefit trusts that are exempt from taxation under Section 501(a) of the
                 Internal Revenue Code of 1986, as amended (the "Code"), by reason of qualification under Section 401 of the Code; (2)
                 employee benefit plans or other programs established pursuant to Sections 403(b), 408(k) and 457 of the Code; (3) certain deferred compensation plans established by corporations,
                 partnerships, non-profit entities or state and local
                 governments, or government-sponsored programs; (4) certain foundations, endowments and other exempt organizations under
                 Section 501(c) of the Code (other than organizations exempt under Section 501(c)(1)); (5) individual retirement accounts
                 ("IRAs") (including regular IRAs, spousal IRAs for a
                 non-working spouse, Roth IRAs and rollover IRAs) and 403(b)(7)
                 Plans; and (6) state colleges and universities. Each such
                 prospective investor also will be required to certify that the
                 Shares subscribed for are being acquired directly or indirectly for the account of an "accredited investor" (within the meaning of Regulation D under the Securities Act) and a "qualified client" (within the meaning of the Advisers Act). See
                 "SUBSCRIPTIONS FOR SHARES - Eligible Investors." Investors who
                 are tax-exempt or tax-deferred and are both "accredited
                 investors" and "qualified clients" are referred to in this PPM as "Eligible Investors." Existing Shareholders subscribing for additional Shares will be required to qualify as "Eligible
                 Investors" at the time of the additional subscription. The qualifications required to invest in the Fund will appear in a subscription agreement that must be completed by each
                 prospective investor. Placement Agents (as defined herein) may also impose additional qualifications to invest in the Fund.

Suitability      An investment in the Fund involves substantial risks and is not necessarily suitable for all Eligible Investors. You may lose some or all of your investment in the Fund. Before making a decision to invest in the Fund, you should consider whether the investment is consistent with your investment goals and needs and your personal financial situation, considering such factors as personal net worth, income, age, risk tolerance and
                 liquidity needs.

Subscription     Each Shareholder must subscribe for a minimum initial
for Shares       investment in the Fund of $100,000. Additional investments in the Fund must be made in a minimum amount of $50,000. The
                 minimum initial and additional investments may be reduced by the Board of Trustees with respect to individual investors or classes of investors (as, for example, with respect to certain control persons, officers and employees of the Company, the
                 Adviser, the Subadviser, the

                 Administrator or their affiliates).

                 The Fund intends to accept initial and additional subscriptions for Shares as of the first business day of each calendar month, except that the Fund may offer Shares more or less frequently as determined by the Board of Trustees. All subscriptions are subject to the receipt by the Fund of cleared funds prior to the applicable subscription date in the full amount of the subscription. A prospective investor must also submit a
                 completed subscription agreement before the applicable
                 subscription date, provided that such subscription agreement may require both earlier submission of the completed agreement and earlier receipt by the Fund of cleared funds. The Board of
                 Trustees reserves the right to reject any subscription for
                 Shares (or portions of Shares) and may, in its sole discretion, suspend subscriptions for Shares at any time and from time to time.

Placement        Financial institutions and other entities may be retained by
Agents           the Fund and the Master Fund to assist in the placement of
                 Shares. These entities ("Placement Agents"), which may be
                 affiliated with the Adviser, will generally be entitled to receive a sales commission of up to three percent (3%) (the
                 "Placement Fee") from each investor purchasing Shares through a
                 Placement Agent. The Placement Fee will be based on a formula that takes into account the amount invested through the
                 Placement Agent, and will be either added to or deducted from a prospective investor's subscription amount depending on the requirements of the Placement Agent. The Placement Fee will not constitute an investment in Shares and it will not form part of the assets of the Fund. The Placement Fee may be adjusted or waived at the sole discretion of the Placement Agent. The
                 Adviser and/or its affiliates may also compensate Placement
                 Agents out of their own financial resources and not as an
                 additional charge to the Fund or the Master Fund. The
                 compensation paid by the Adviser and/or its affiliates to the
                 Placement Agents may be significant in amount and the prospect of receiving such compensation may provide the Placement Agents an incentive to favor sales of Shares over other investment options. See "SUBSCRIPTIONS FOR SHARES - PLACEMENT FEES."

Transfer         Any Shares (or portion of a Share) held by a Shareholder may be
Restrictions     transferred only (i) by operation of law due to the death, divorce, bankruptcy, insolvency or dissolution of the
                 Shareholder, or (ii) under certain limited circumstances, with the prior written consent of the Board of Trustees (which may be withheld in its sole discretion and is expected to be
                 granted, if at all, only under extenuating circumstances).

                 A Shareholder who transfers any Shares will be charged
                 reasonable expenses incurred by the Fund or the Board of
                 Trustees in connection with the transfer. Such expenses may include attorneys' and accountants' fees. Such expenses will vary depending on the complexity of the transfer and other circumstances and whether an opinion of legal counsel is
                 required. Generally, a simple transfer of Shares (which would typically not include a transfer in which an opinion of counsel was required) should not be expected to incur expenses of more than approximately $1,000, but actual expenses could be less or greater than this estimate.

                 See "REDEMPTIONS, REPURCHASES AND TRANSFERS OF SHARES."

Redemptions and  Shares are not redeemable and a Shareholder has no right to
Repurchases of   require the Fund to redeem its Shares.
Shares by the
Fund             The Fund will from time to time make offers to repurchase
                 Shares from Shareholders, at such times and on such terms as may be determined by the Board of Trustees, in its sole
                 discretion. In determining whether the Fund should offer to repurchase Shares from Shareholders, the Board of Trustees will consider the recommendations of the Adviser. The Board of
                 Trustees will also consider the following factors, among
                 others, in making this determination: (i) whether any
                 Shareholders have requested the Fund or Master Fund to

                                       10

                 repurchase Shares; (ii) the liquidity of the Fund's and the
                 Master Fund's assets; (iii) the investment plans and working capital requirements of the Fund and the Master Fund; (iv) the relative economies of scale with respect to the size of the
                 Fund and the Master Fund; (v) the history of the Fund and the
                 Master Fund in repurchasing Shares; (vi) the economic condition of the securities markets; and (vii) the anticipated tax
                 consequences of any proposed repurchases of Shares. See
                 "Redemptions, Repurchases and Transfers of Shares".

                 The Fund's assets consist primarily of its interest in the
                 Master Fund, which is held through the Offshore Fund.
                 Therefore, in order to finance the repurchase of Shares
                 pursuant to the tender offers, the Fund may find it necessary to liquidate all or a portion of its indirect interest in the
                 Master Fund. Because interests in the Master Fund may not be transferred, the Fund may withdraw a portion of its indirect interest only pursuant to repurchase offers by the Master Fund made to the Offshore Fund, and a distribution from the Offshore
                 Fund to the Fund of the proceeds. The Fund will not conduct a repurchase offer for Shares unless the Master Fund
                 simultaneously conducts a repurchase offer for the Master
                 Fund's shares. [[ ] of the Fund's Board of Trustees also serves as the Board of Trustees for the Master Fund and] the Board
                 expects that the Master Fund will conduct repurchase offers on a quarterly basis in order to permit the Fund to meet its
                 obligations under its repurchase offers. However, there are no assurances that the Board will, in fact, decide to undertake such a repurchase offer. The Fund cannot make a repurchase offer larger than a repurchase offer made by the Master Fund.
                 The Adviser currently expects that it will not recommend a repurchase offer greater than 10% of outstanding shares of the
                 Fund or the Master Fund at any single valuation date, and, in any event, will not recommend during any taxable year aggregate repurchases that would equal or exceed an amount that could cause the Fund or the Master Fund to be treated as a "publicly traded partnership" under applicable U.S. federal income tax laws and regulations. The Master Fund will make repurchase offers, if any, to all of its investors, including the Fund
                 (through the Offshore Fund), on the same terms, which practice may affect the size of the Master Fund's offers. Subject to the
                 Master Fund's investment restriction with respect to
                 borrowings, the Master Fund may borrow money or issue debt obligations to finance its repurchase obligations pursuant to any such repurchase offer. The Master Fund may need to suspend or postpone repurchase offers if it is not able to dispose of its interests in Portfolio Funds in a timely manner.

                 The Trust Agreement generally provides that the Fund will be dissolved if the Shares of any Shareholder that has submitted a written request to the Fund for the repurchase of all of its
                 Shares, in accordance with the terms of the Trust Agreement, are not repurchased by the Fund within a period of two years following the date the request is received by the Fund.

                 If a repurchase offer is oversubscribed by Shareholders and/or other shareholders of the Master Fund who tender shares of the
                 Master Fund for repurchase, the Fund may choose to repurchase only a pro rata portion of the Shares tendered by each
                 Shareholder, even if the repurchase offer for Shares by Fund is not oversubscribed by Shareholders. Additionally, if a
                 repurchase offer for Shares is oversubscribed by Shareholders at the Fund level, the Fund may choose to repurchase only a pro rata portion of the Shares tendered by each Shareholder. In addition, a Shareholder who tenders for repurchase only a
                 portion of its Shares will be required to maintain a minimum
                 Share account balance of $100,000, or such lesser amount as the
                 Board of Trustees may determine. The Fund maintains the right to reduce the portion of the Shares to be repurchased from a
                 Shareholder so that the required minimum Share account balance is maintained.

                 The Fund may repurchase all or part of a Shareholder's Shares if, among other reasons, ownership of Shares by a Shareholder would cause the Fund or the Adviser to be in violation of the securities, commodities or other laws of the U.S. or any other relevant jurisdiction.

                                       11

                 See "REDEMPTIONS, REPURCHASES AND TRANSFERS OF SHARES."

Taxation         The following discussion is not intended or written to be used, and cannot be used by any person, for the purpose of avoiding
                 United States federal tax penalties, and was written to support the promotion or marketing of the Fund. Each investor should seek advice based on such person's particular circumstances from an independent tax advisor.

                 The Fund operates as a partnership and not as an association or a publicly traded partnership taxable as a corporation for U.S.
                 federal income tax purposes. The Fund itself should not be subject to U.S. federal income tax, and each Shareholder will be required to report on its own annual tax return the
                 Shareholder's distributive share of the Fund's taxable income or loss. If the Fund were determined to be an association or a publicly traded partnership taxable as a corporation, the
                 taxable income of the Fund would be subject to corporate income tax and any distributions of profits from the Fund generally would be treated as dividends to the extent of the Fund's
                 earnings and profits. See "TAX ASPECTS."

Employee Benefit Investors subject to the Employee Retirement Income Security
Plans and Other  Act of 1974, as amended ("ERISA") and other tax-exempt entities
Tax-Exempt       (each, a "tax-exempt entity") may purchase Shares in the Fund.
Entities         Because the Fund has registered as an investment company under the 1940 Act, so long as that registration is in effect, the
                 Fund's assets would not be deemed to be "plan assets" for
                 purposes of ERISA, and would not be considered "plan assets"
                 for purposes of the fiduciary responsibility rules and
                 prohibited transaction rules contained in ERISA and Section
                 4975 of the Code. Investment in the Fund by tax-exempt entities requires special consideration, and trustees or administrators of these entities are urged to review carefully the matters discussed in this PPM and to consult their legal, tax and
                 accounting advisors with respect to their consideration of an investment in the Fund.

                 See "TAX ASPECTS."

Fiscal Year      For accounting purposes, the Fund's fiscal year is the 12-month period ending on March 31, which is the same as the Master
                 Fund's fiscal year. The 12-month period ending December 31 of each year will be the taxable year of the Fund.

Reports to       The Fund will furnish to Shareholders as soon as practicable
Shareholders     after the end of each taxable year information as is required by law to assist the Shareholders in preparing their tax
                 returns. A Portfolio Manager's delay in providing this
                 information to the Master Fund could delay the Fund's
                 preparation of tax information for investors, which will likely require Shareholders to seek extensions on the time to file their tax returns, or could delay the preparation of the Fund's annual report. The Fund anticipates sending Shareholders an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made, or as otherwise required by the 1940 Act. See
                 "TYPES OF INVESTMENTS AND RELATED RISKS."

Custodian        [         ] (the "Custodian") provides certain custodial
                 services to the Fund and the Offshore Fund. Fees payable to the
                 Custodian for these services, and reimbursement for the
                 Custodian's out-of-pocket expenses, will be paid by the Adviser or one of its affiliates.

                 Citibank, N.A. provides certain custodial services to the
                 Master Fund. Fees payable to the Master Fund's custodian for these services, and reimbursement for the Master Fund's
                 custodian's out-of-pocket expenses, are paid by the Master
                 Fund. The Fund and its shareholders are indirectly subject to the Master Fund's custodial fees and expenses.

                                       12

Term             The Fund's term is perpetual unless the Fund is otherwise
                 terminated under the terms of the Trust Agreement.

                                       13

                            SUMMARY OF FUND EXPENSES

        By investing in the Fund, Shareholders will directly bear the fees and expenses incurred by the Fund, and indirectly bear the fees and expenses incurred by the Offshore Fund and the Master Fund, including fees and expenses charged by the Portfolio Funds, except that the Adviser or an affiliate will bear all ordinary operating expenses of the Fund and all ordinary operating expenses and costs related to the Offshore Fund. The following table illustrates the aggregate fees and expenses that the Fund expects to incur and that
Shareholders will bear indirectly.

    Shareholder Transaction Expenses
      Maximum Placement Fee (percentage of investment amount) (1)          3.00%
      Repurchase Fee (percentage of repurchase value) (2)                  2.00%
    Annual Expenses (as a percentage of the Fund's net assets)
      Management Fee (to the Adviser) (3)                                  2.00%
      Acquired Fund Fees and Expenses (4)                                  4.00%
      Other expenses (5)                                                   3.15%
      Total Annual Expenses                                                9.15%
      Fee waiver and expense reimbursement (6)                             2.65%
      Net Expenses                                                         6.50%

    (1) In connection with initial and additional investments, investors may be charged Placement Fees of up to three percent (3.00%) based on the amounts transmitted in connection with their subscriptions, in the sole discretion of their account executives. The Master Fund will not charge a separate
    Placement Fee for investments made by the Fund through the Offshore Fund.
    See "SUBSCRIPTIONS FOR SHARES - PLACEMENT FEES."

    (2) If a Shareholder tenders any of its Shares to the Fund for repurchase and such Shares are repurchased by the Fund before the first anniversary after such Shares were initially purchased by the Shareholder, a repurchase fee equal to two percent (2%) of the value of the Shares repurchased will be levied by the Fund against the Shareholder. The repurchase fee will be retained by the Fund or paid to the Master Fund for any corresponding repurchase fee indirectly charged to the Fund.

    (3) This fee is paid to the Adviser at the Master Fund level.

    (4) The Acquired Fund Fees and Expenses include the operating expenses and performance-based incentive fees of the Portfolio Funds in which the Master
    Fund invested for the period ended December 31, 2006. These operating expenses consist of management fees, administration fees, professional fees
    (i.e., audit and legal fees), and other operating expenses. Investors indirectly bear a portion of the asset-based fees, incentive-based allocations and other expenses borne by the Fund as an indirect investor, through the Master Fund, in the Portfolio Funds or special purpose investment vehicles. The information used to determine the Acquired Fund
    Fees and Expenses is generally based on the most recent shareholder reports received from the respective Investment Funds or, when not available, from the most recent investor communication from the Portfolio Funds. The
    "Acquired Fund Fees and Expenses" disclosed above are based on historic fees and expenses, which may change substantially over time and, therefore, significantly affect Acquired Fund Fees and Expenses. All Portfolio Funds in
    which the Master Fund invests charge a performance fee based on the
    Portfolio Fund's earnings. Currently the Master Fund is generally charged fees and expenses in the range of 1% to 2% of the value of the assets invested in such Portfolio Fund or vehicle, plus an incentive fee generally currently in the range from 15% to 20% of any realized and unrealized capital appreciation in the value of the Fund's investments in such
    Portfolio Funds or vehicles. The fee arrangements with Portfolio Funds or special purpose vehicles may or may not provide for a "clawback" (i.e., recovery by the Fund of incentive fees paid on unrealized appreciation that later turned into realized depreciation) or a "high water mark" (i.e.,

                                       14

    whether appreciation would be determined based on a prior high value or whether prior losses would need to be recovered before a performance fee is payable). If there is no "clawback" provision, the Fund may pay incentive fees without ultimately realizing any appreciation. If there is no "high water mark" provision, prior losses would not have to be recovered before the Fund pays further incentive fees (i.e., the Fund may pay incentive fees on appreciation that does nothing more than make up all or a portion of prior losses). Future Portfolio Funds' fees and expenses may be substantially higher or lower because certain fees are based on the performance of the Portfolio Funds, which may fluctuate over time.

    (5) Estimated for the Fund's first 12 months of operations assuming average
    Fund net assets of $25 million and is based on anticipated payments to the
    Fund and anticipated expenses for the first year of the Fund's operations.
    "Other expenses" include the Fund's and Offshore Fund's estimated expenses for the current fiscal year and the Master Fund's estimated expenses for the current fiscal year, reflecting all anticipated ordinary operating expenses
    (i.e., Annual Expenses) estimated for the current fiscal year other than the
    Management Fee incurred by the Master Fund. The amount represents an estimate based on the Fund's, the Offshore Fund's and Master Fund's operations, and includes professional fees and other expenses that the Fund will bear directly and indirectly through the Offshore Fund and the Master
    Fund, including, among other things, organizational expenses and administrative, custody and accounting fees and expenses. Any fees or expenses charged by Direct Allocation Portfolio Managers or affiliates of the Adviser, including any incentive fees, are included within this amount.
    The Adviser or an affiliate will bear all ordinary operating expenses of the
    Fund and all ordinary operating expenses and costs related to the Offshore
    Fund. The Fund does not intend to issue any debt or other senior securities and, therefore, there is no interest expense included within "other expenses." All of the "other expenses" have been taken into consideration in the example calculations on the next page of this PPM. See "FEES AND
    EXPENSES."

    (6) The Adviser has contractually agreed to reduce its fees, or to pay or absorb the ordinary operating expenses of the Master Fund, to the extent necessary to limit the ordinary operating expenses of the Master Fund to
    2.50% per annum of the Master Fund's average monthly net assets (the
    "Expense Limitation"). In addition, the Adviser or an affiliate has contractually agreed to bear all ordinary operating expenses of the Fund and all ordinary operating expenses and costs related to the Offshore Fund for so long as the investment management agreement between the Adviser and the
    Master Fund remains in effect. Because placement fees, sales loads, taxes, interest, brokerage commissions, short sale dividend expenses, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation are excluded from the Expense Limitation, if the
    Master Fund incurs such costs and all other expenses remain the same the actual expenses of the Master Fund will be greater than 2.5% notwithstanding the Expense Limitation noted above. However, the Master Fund does not currently anticipate incurring during the next twelve (12) months any of those expenses excluded from the Expense Limitation. Similarly, any such extraordinary fees and expenses that are incurred by the Fund will not be borne by the Adviser or an affiliate. Placement Fees, if any, will be charged by Placement Agents directly to investors in the amount of up to three percent (3%) from each investor in the Fund whose Shares the Placement
    Agent places (see "Subscription of Shares - Placement Fees"). In consideration of the Adviser's agreement to limit the Master Fund's expenses, the Master Fund will carry forward the amount of expenses reduced, paid or absorbed by the Adviser in excess of the Expense Limitation for a period not to exceed three years from the end of the fiscal year in which they were incurred. Subject to authorization by the Board of Trustees, the
    Master Fund will reimburse the Adviser for such amounts carried forward, which reimbursement will be made as promptly as possible, but only to the extent it does not cause the Master Fund's ordinary operating expenses to exceed the Expense Limitation. The Expense Limitation will remain in effect for the term of the investment management agreement between the Adviser and the Master Fund (the "Management Agreement"). The Management Agreement,
    effective February 22, 2005, had an initial term of two years, and continues for successive one year periods so long approved annually by either the
    Board of Trustees or the Shareholders and a majority of the Independent
    Trustees. The continuation of the Management Agreement was last approved by the Board of Trustees on March 8, 2007. The Management Agreement may be
    terminated at any time, without the payment of any penalty, upon 60 days'
    notice, by the Adviser or either the Board of Trustees or the Shareholders.

                                       15

        The purpose of the table above is to assist prospective investors in understanding the various costs and expenses Shareholders will bear directly or indirectly. For a more complete description of the various fees and expenses of the Fund, see "FEES AND EXPENSES" and "SUBSCRIPTIONS FOR SHARES."

Example

        You would indirectly pay the following fees and expenses on a $1,000 investment, assuming a 5% annual return:

                  1 year           3 years         5 years        10 years
                  ------           -------         -------        --------
                   $[ ]              $[ ]            $[ ]           $[ ]

        The Example set forth immediately above includes the "Acquired Fund Fees and Expenses" set forth in the fee table, an indirect expense of shareholders of the Master Fund and the Fund. For a $1,000 investment, the indirect fees and expenses of the Fund excluding the "Acquired Fund Fees and Expenses" set forth in the fee table for the Example set forth above are as follows:

                 1 year           3 years         5 years        10 years
                 ------           -------         -------        --------
                  $[ ]              $[ ]            $[ ]           $[ ]

        The difference between these fees and expenses in Example immediately above and those set forth above in the first Example above are a result of the indirect Acquired Fund Fees and Expenses paid to the Portfolio Funds. These indirect fees and expenses are not paid to the Fund or the Adviser and are the cost of investing in the Master Fund's underlying Portfolio Funds. Hence, these
Acquired Fund Fees and Expenses are not a direct expense or direct cost of shareholders of the Fund or the Master Fund.

        The Examples are based on the fees and expenses set forth above and should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown. Moreover, the rate of return of the
Fund may be greater or less than the hypothetical 5% return used in the Example.
Because the Expense Limitation will remain in effect for the term of the
Management Agreement, which has successive one year periods so long approved annually by either the Board of Trustees or the shareholders and a majority of the Independent Trustees, the contractual Expense Limitation has been taken into consideration in the Example only for one year, reflecting the current term of the Management Agreement.

                                       16

                          THE FUND AND THE MASTER FUND

        The Fund, which is a closed-end, non-diversified, management investment company, was formed as a statutory trust organized under the laws of Delaware on
April 12, 2007. The Master Fund, A T Fund of Funds, which is a closed-end, non-diversified, management investment company, was formed as the sole series of
A T Funds Investment Trust, a statutory trust organized under the laws of
Delaware on October 8, 2004. The Master Fund began investment operations as of
May 1, 2005. The Fund's and the Master Fund's principal office is located at 300
Pacific Coast Highway, Suite 305, Huntington Beach, California 92648. Investment
advisory services are provided to the Master Fund by the Adviser, A T Funds,
LLC, a limited liability company organized under Delaware law, and investment sub-advisory services are provided to the Adviser and the Master Fund by the
Subadviser, Treesdale Partners, LLC, a limited liability company organized under
Delaware law. Responsibility for monitoring and overseeing the Master Fund's investment program and its management and operation is vested in the individuals who serve on the Master Fund's board of trustees, [ ] of which also serve on the
Fund's Board of Trustees (individually, a "Trustee" and collectively, the "Board of Trustees"). See "THE BOARD OF TRUSTEES".

                                 USE OF PROCEEDS

        The proceeds from the sale of shares of beneficial interest of the Fund
("Shares"), not including the amount of any Placement Fees paid by investors, will be invested by the Fund as of the first business day of the month following the Fund's receipt of such proceeds in the Offshore Fund, which in turn simultaneously will invest all or substantially all of its assets in the Master
Fund, a separate closed-end, non-diversified, management investment, company which is also registered under the 1940 Act and has the same investment objectives and strategies as the Fund. The Fund expects that following receipt of the offering proceeds by the Master Fund, the Master Fund will invest such proceeds in accordance with the Fund's and the Master Fund's investment objective and strategies and consistent with market conditions.

        The Master Fund will pay the full amount of the Master Fund's management fee (the "Management Fee"), to which the Fund and its shareholders are indirectly subject, during any period prior to which any of the Master Fund's assets (including any proceeds received by the Master Fund from the offering of the Fund's shares) are invested in Portfolio Funds.

                                    STRUCTURE

        The Fund seeks capital appreciation by investing substantially all of its assets in A T Fund of Funds Ltd. (the "Offshore Fund"), a Cayman Islands
exempted company (an "EC") with the same investment objective and strategies as the Fund and the Master Fund. The Offshore Fund in turn will invest substantially all of its assets in the Master Fund, the sole series of A T Funds
Investment Trust, a Delaware statutory trust and separate closed-end, non-diversified, management investment company, which is also registered under the 1940 Act and has the same investment objective and strategies as the
Offshore Fund and the Fund. The Offshore Fund serves solely as an intermediate entity through which the Fund invests in the Master Fund. Investment management responsibilities will be delegated by the Offshore Fund to officers and service providers of the Fund and the Offshore Fund is not expected to make any independent investment decisions or to exercise investment or other discretion over its assets. The Offshore Fund is recognized as a corporation under tax laws of the United States and the Cayman Islands. Any assets of the Fund and the
Offshore Fund not invested in the Offshore Fund and the Master Fund, respectively, will be de minimis amounts of cash or cash equivalents to meet certain ongoing expenses. Unleveraged investments in entities treated as corporations for U.S. federal income tax purposes generally do not give rise to income that would be taxable to tax-exempt or tax-deferred investors. The Master
Fund and the Offshore Fund have the same investment objective and strategies as the Fund. All investments are made at the Master Fund level. Thus, the Fund's investment results will correspond closely to the investment results of the
Master Fund.

Offshore Fund

        The Offshore Fund is not registered as an investment company under the
1940 Act, and its securities are not registered under the Securities Act. Unlike the Fund, the Offshore Fund will not be required to file and issue periodic reports to its shareholders, including the Fund, under the Securities Exchange
Acts of 1934, as amended

                                       17

(the "1934 Act"). Shareholders accordingly will not receive such reports regarding the activities of the Offshore Fund. The Offshore Fund serves as an intermediate entity through which the Fund invests in the Master Fund. The
Offshore Fund serves as a pass-through entity whereby unrelated business taxable income ("UBTI") generated by the investment activities of the Master Fund (and
Portfolio Funds) is not ultimately incurred by a member. The Offshore Fund is organized under the laws of the Cayman Islands as an EC and is subject to the taxation provisions of the Cayman Islands as a corporation. An EC organized in the Cayman Islands offers limited liability to its shareholders. Such an entity generally may only carry on activities in the Cayman Islands in furtherance of its overseas (non-Cayman Islands) activities, such as the making of certain filings and performing other ministerial duties, the holding of board and shareholder meetings and any other activities that are necessary or appropriate to carry out its non-Cayman Island activities such as investing substantially all of its assets in the Master Fund. The sole director of the Offshore Fund is
Mark G. Torline, who serves as an "interested trustee" of the Fund and the
Master Fund. As the sole shareholder of the Offshore Fund, the Fund may remove or replace the Offshore Fund's sole director at any time for any or no reason.
The Fund may permit non-U.S. investors to invest in the Offshore Fund. However, the ability of non-U.S. investors to invest in the Offshore Fund will be subject to certain conditions, including a limitation on the ownership percentage
non-U.S. investors can have in the Offshore Fund in order to ensure that the
Fund will at all times control the Offshore Fund. Under Cayman Islands law, except as described below, the Fund will not be exposed to any liability by virtue of being the sole shareholder of the Offshore Fund. Pursuant to the
Articles of Association of the Offshore Fund, the business of the Offshore Fund is managed by its sole director who may appoint any person to be the agent of the Offshore Fund for such purposes and with such powers, authorities and discretions (not exceeding those vested in or exercisable by the director) as they may determine. Investment management responsibilities and any day-to-day management responsibilities of the Offshore Fund (which are expected to be minimal, such as distributing dividends to the Fund, processing repurchase requests from the Fund and transferring repurchase proceeds to the Fund) will be delegated by the sole director of the Offshore Fund or to officers and service providers of the Fund and the Offshore Fund is not expected to make any independent investment decisions or to exercise investment or other discretion over its assets.

        Under Cayman Islands law, the liability of the Fund, in its capacity as a shareholder of the Offshore Fund, is limited to the amount contributed, or agreed to be contributed, by the Fund to the capital of the Offshore Fund. In exceptional circumstances, a Cayman Islands court may ignore the separate legal personality of the Offshore Fund, including in the case of fraud, where the device of incorporation is used for an illegal or improper purpose, and where the Offshore Fund can be regarded as a mere agent of a shareholder. As a result, in such a case the Fund, as the Offshore Fund's sole shareholder, would be directly liable, to the full extent of its assets, for the Offshore Fund's liabilities.

        The Offshore Fund will not be subject to regulation under the 1940 Act.
However, because the business of the Offshore Fund will be managed by its sole director and the Fund, which will be subject to regulation under the 1940 Act, may appoint and remove the sole director of the Offshore Fund, the lack of direct regulation of the Offshore Fund under the 1940 Act is not expected to create additional risks to the Fund or its shareholders.

        Persons deemed to be affiliated with the Offshore Fund are the Fund, the
Master Fund, the Adviser, the Subadviser and the Administrator. Certain
affiliates of those entities may also deemed to be affiliates of the Fund.

Specialized Vehicle

        The Fund (through its indirect investment in the Master Fund) is a specialized investment vehicle that combines many of the features of an investment fund not registered under the 1940 Act, often referred to as "private investment funds," with those of a closed-end registered investment company.
Private investment funds are unregistered, commingled asset pools that are often aggressively managed and that offer their securities privately without registration under the Securities Act in large minimum denominations (often over
$1 million) to a limited number of high net worth individuals and institutional investors. The general partners or investment advisers of these funds, which in the United States are typically structured as limited partnerships, are usually compensated through asset-based fees and incentive-based allocations. Closed-end registered investment companies are typically organized as corporations, business trusts, limited partnerships or limited liability companies. These registered companies impose relatively modest minimum investment requirements, and publicly offer their shares to a broad range of investors. Unlike many other registered investment companies, the Fund is not offering its Shares to the

                                       18

public. The advisers to these closed-end investment companies are typically compensated through asset-based (but not performance or incentive-based) fees.

        The Fund shares a number of key elements with private investment funds.
The portfolios of the Portfolio Funds, in which the Fund invests through an indirect investment in the Master Fund, may be actively managed and Shares will be sold in relatively large minimum denominations in private placements solely to high net worth individuals and institutional investors. Unlike many private investment funds, however, the Fund, as a registered closed-end investment company, can offer Shares without limiting the number of investors that can participate in its investment program. The structure of the Fund is designed to permit sophisticated investors that are exempt from U.S. income taxes and that have a higher tolerance for investment risk to participate in a sophisticated investment program without making the more substantial minimum capital commitment that is required by many private investment funds and without subjecting the Fund to the limitations on the number of investors faced by many of those private investment funds. The Fund also provides such investors access to the Master Fund, without incurring UBTI, through use of the interpositioned
Offshore Fund.

                               INVESTMENT PROGRAM

Investment Objective

        The Fund's investment objective is to seek risk-adjusted, fixed-income, absolute returns regardless of the market conditions. It intends to pursue this objective by investing substantially all of its assets in the Offshore Fund, which has the same investment objective and strategies as the Fund. The Offshore
Fund will in turn invest substantially all of its assets in the Master Fund.
Treesdale Partners, LLC serves as the Master Fund's Subadviser and is responsible for management of the Master Fund's investment portfolio. Through its indirect investment in the Master Fund, the Fund invests its assets primarily in various Portfolio Funds managed by a select group of Portfolio
Managers primarily in fixed income markets. This form of investment structure
(through the Fund's indirect investment in the Master Fund) is commonly known as a "fund-of-hedge funds."

        The investment objective of the Fund is fundamental and may not be changed without a vote of a majority (as defined in the 1940 Act) of the Fund's outstanding voting securities, unless the Fund receives an exemption from certain provisions of the 1940 Act.

        The Subadviser expects that each Portfolio Fund will use an "absolute return" investment strategy, which refers to a broad class of investment strategies that historically have exhibited limited correlation to each other or to the performance of major equity and debt market indices. The Subadviser expects the selected Portfolio Funds to invest primarily in relative value, market neutral strategies in the fixed-income markets that are designed to generate consistent returns. The Portfolio Funds may invest in various Financial
Instruments, including, among other things, public and private, leveraged and non-leveraged, U.S. and foreign, long and short positions in fixed-income debt instruments, cash and cash equivalents, options, warrants, futures and other commodities, currencies, over-the-counter derivative instruments (such as swaps), securities that lack active public markets, repurchase and reverse repurchase agreements, preferred stocks, convertible bonds, collateralized debt obligations ("CDOs") and other financial instruments; and real estate related securities.

Investment Strategy

        The Subadviser expects to allocate Master Fund assets among broad categories of investment strategies and techniques primarily in the fixed income markets. However, there are no restrictions as to the proportion of its assets the Master Fund, and indirectly the Fund, may invest in any particular investment strategy or technique. To the extent that all of the Portfolio Funds in which the Master Fund, and indirectly the Fund, invests use the same investment strategy or technique, the Master Fund's, and indirectly the Fund's, entire portfolio, although invested in multiple Portfolio Funds, may be subject to risks associated with concentration of its investments in a particular investment strategy or technique. (See "TYPES OF INVESTMENTS AND RELATED RISKS -
Lack of Diversification.") Portfolio Funds will be permitted to invest in public and private, U.S. and foreign, long and short positions in fixed income securities, options, convertible securities, financial and commodity futures, warrants, preferred stocks, currency forward contracts, over-the-counter derivative instruments, securities that lack active

                                       19

public markets, and other related financial instruments. Investment and trading strategies used may include hedging and arbitrage strategies, short sales and leveraging.

        Until investments of the type described above are made, the Subadviser may temporarily invest the Master Fund's available monies in securities or financial instruments such as certificates of deposit, money market funds or other cash equivalents.

        The Master Fund has the authority to borrow and may do so primarily to pay redemptions, which would otherwise result in the premature liquidation of investments. Generally, such borrowing will be limited to 25% of the Master
Fund's net asset value at the time of the borrowing. In addition, Portfolio
Funds may be permitted to borrow.

        The Subadviser may monitor the exposure of the Master Fund to different markets and may enter into futures or options and other transactions, and may purchase government securities, for hedging purposes or to achieve the overall investment objective of the Master Fund. In addition, the Subadviser may monitor the exposure of the Master Fund to currency risk and may enter into currency transactions principally, but not solely, for hedging purposes. The Subadviser does not expect to conduct such monitoring or to engage in such hedging transactions, although it reserves the right to do so.

        The Subadviser is responsible for selecting Portfolio Funds and determining the portion of the Master Fund's, and indirectly the Fund's, assets to be allocated to each Portfolio Fund, subject to the general supervision of the Adviser. The Subadviser seeks to select Portfolio Funds that it believes possess an advantage that sets them apart from other funds following similar strategies. Such advantages may include superior market models, a team of talented and experienced investment professionals, or a strategy or strategy implementation that cannot be easily duplicated by competitors.

        The Subadviser endeavors to allocate the Master Fund's, and indirectly the Fund's, investment portfolio to a variety of Portfolio Funds and strategies to limit the negative impact that any single fund might have on the risk and return targets of the overall portfolio if such fund should perform below expectations. To minimize the risk of insufficient diversification, the
Subadviser will not allocate more than 20% of the Master Fund's assets to any single Portfolio Fund, measured at the time of investment. This limit may be exceeded over time as a result of relative outperformance of a Portfolio Fund, and the Subadviser may or may not adjust the portfolio allocations in such event.

        Pursuant to the requirements of the 1940 Act, the Master Fund limits its investment in any one Portfolio Fund to 3% or less of the Portfolio Fund's voting securities, absent any amendments to the 1940 Act or any SEC order (or assurances from the SEC staff) permitting investments constituting a greater percentage of such securities. However, to permit the investment of more of its assets in a Portfolio Fund deemed attractive by the Subadviser, the Master Fund may purchase non-voting securities of Portfolio Funds or contractually forgo its voting rights, on a case-by-case basis, by expressly waiving such rights in the appropriate documentation required to effect purchases of securities in the
Portfolio Funds, subject to a limitation that the Master Fund, and indirectly the Fund, will not purchase voting and non-voting interest in a Portfolio Fund that in the aggregate represent 25% or more of a Portfolio Fund's outstanding equity, absent any amendments to the 1940 Act or any SEC order (or assurances from the SEC staff) providing that investments of a greater percentage would not constitute control of a Portfolio Fund.

        In addition to investments in Portfolio Funds, the Master Fund, and indirectly the Fund, may, to the extent permitted by applicable law or exemptive relief obtained by the Master Fund, allocate assets directly to Direct
Allocation Portfolio Managers either in the form of a directly managed account or through the creation of a special purpose investment vehicle in which the
Master Fund might be the sole investor. For purposes of the Master Fund's and the Fund's investment objectives, strategies, policies and restrictions and investment limitations under the 1940 Act, the Master Fund and the Fund's will
"look through" to the underlying investments of any managed accounts or special purpose investment vehicles it creates for the specific purpose of facilitating management of the Master Fund's, and indirectly the Fund's, assets by a Direct
Allocation Portfolio Manager (as opposed to Portfolio Funds formed and managed by third parties). Other Portfolio Funds in which the Master Fund, and indirectly the Fund,

                                       20

invests, however, are not subject to the Master Fund's investment restrictions and, unless registered under the 1940 Act, are generally not subject to any investment limitations under the 1940 Act.

        The Master Fund, and indirectly the Fund, may invest in high quality fixed income securities, money market instruments and money market funds or may hold cash or other cash equivalents pending the investment of assets in
Portfolio Funds, to maintain the liquidity necessary to effect repurchases of
Shares, temporarily during periods of adverse market conditions in the securities markets, or for other purposes.

        Unregistered investment funds typically provide greater flexibility than traditional investment funds (e.g., registered investment companies) as to the types of securities that may be owned, the types of trading strategies that may be employed and in some cases, the amount of leverage that may be used.
Portfolio Funds selected by the Subadviser may invest and trade in a wide range of Financial Instruments and markets and may pursue a variety of investment strategies. The investment programs of Portfolio Funds may also involve use of a variety of sophisticated investment techniques, for both hedging and non-hedging purposes, including: short sales of securities; use of leverage (i.e., borrowing money for investment purposes); and transactions in derivative securities and other financial instruments such as swaps, index options, futures contracts and options on futures. These techniques may, in some cases, be an integral part of
Portfolio Funds' investment programs and involve significant risks. Portfolio
Funds are generally not limited in the markets in which they invest or the investment discipline that they may employ. Portfolio Managers have full discretion, without the Fund's or the Master Fund's input, to purchase and sell securities and other investments for their respective Portfolio Funds consistent with the relevant investment advisory agreements, partnership agreements or other governing documents of the Portfolio Funds.

        The strategies employed by the Portfolio Funds in which the Master Fund, and indirectly the Fund, may invest may include basic yield oriented strategies in which securities are purchased primarily for the yield that they generate.
However, many Portfolio Funds will also utilize complex strategies involving many types of risks. Strategies used include, but may not be limited to, strategies such as fixed-income/relative value arbitrage or out-of-favor securities investing.

        Portfolio Funds pursuing fixed-income/relative value arbitrage strategies generally attempt to profit from anomalous price differences in fixed-income instruments and related derivatives. Fixed-income/relative value arbitrage funds often take arbitrage positions among similar bonds, among bonds of different maturities and among securities and related derivatives. Many fixed-income/relative value arbitrage funds attempt to mitigate exposure to the risk of changing interest rates, the risk of changing foreign exchange rates and the risk that a company may be unable or unwilling to pay its debts. One sub-strategy of fixed-income/relative value arbitrage is mortgage-backed securities arbitrage, which attempts to exploit inexpensive mortgage-backed securities and may attempt to hedge the associated risks using a variety of fixed-income securities and interest rate derivatives. Fixed-income/relative value arbitrage funds generally seek to have relatively low correlation to major market indices.

        Portfolio Funds pursuing out-of-favor securities investing strategies generally invest in bank loans, trade claims, debt securities or other securities that are in financial distress. The securities that are out of favor typically trade at substantial discounts due to a number of factors including difficulty in valuation and difficulty of traditional investors to value the structures. Out-of-favor securities funds typically take long positions, but may use various strategies involving hedged or short positions. Out-of-favor securities funds generally seek to have relatively low correlation to major market indices.

Selection and Continued Evaluation of Portfolio Funds

        The Subadviser's team of highly experienced investment professionals is responsible for identifying prospective Portfolio Funds, performing due diligence and review of those Portfolio Funds, analyzing the various strategies by Portfolio Funds and monitoring risk management, evaluating Portfolio Funds, reviewing ongoing performance of Portfolio Funds, and allocating and reallocating the Master Fund's assets among Portfolio Funds. The Subadviser applies rigorous investment process, and the selection of Portfolio Funds will result from the methodologies, relationships, networks of practitioners and academics, and processes that have contributed to the past success of the senior professionals of the Subadviser. However, no assurances can be given that those levels of success will be achieved by the Fund and the Master Fund. The sophisticated selection and allocation process used

                                       21

by the Subadviser is highly complex and may fail to achieve its objectives for many reasons, including reasons not currently anticipated.

        Portfolio Funds in which the Master Fund, and indirectly the Fund, invests may use leverage. In addition, the Master Fund, and indirectly the Fund, may borrow to invest in Portfolio Funds on a secured or unsecured basis, in connection with its investment activities, for cash management purposes or to fund repurchases or as further described below. Each Portfolio Fund may invest, for defensive purposes or otherwise, some or all of its assets in fixed income securities and money market instruments, or may hold cash or cash equivalents in such amounts as the Portfolio Manager deems appropriate under the circumstances.

        Additional information about the types of investments that are expected to be made by the Portfolio Funds, their investment practices and related risk factors is provided below. The Master Fund's and the Fund's investment policies and restrictions are not fundamental and may be changed without a vote of shareholders.

        The Subadviser has developed a disciplined and detailed program for identifying, evaluating and monitoring Portfolio Funds. After allocating assets to a Portfolio Fund, the Subadviser regularly reviews investment performance and other factors in determining whether allocation of the Master Fund's, and indirectly the Fund's, assets to the Portfolio Fund continues to be appropriate.
In addition, the Subadviser may withdraw assets from a Portfolio Fund or allocate assets to Portfolio Funds as it sees fit based on the overall investment strategy of the Master Fund.

        The Subadviser uses both qualitative and quantitative criteria as part of the Portfolio Fund selection process. These criteria include, among other things, analysis of a Portfolio Fund's performance, historical performance and return patterns during various time periods and market cycles, investment strategy and style, and the Portfolio Manager's decision-making process, risk management procedures, reputation, experience, training, organizational infrastructure, ability to provide timely and accurate reporting, and internal controls. The Subadviser may allocate a portion of the Master Fund's, and indirectly the Fund's, assets to Portfolio Funds that lack historical track records but, in the Subadviser's judgment, offer appropriate potential.

        Each investment made for the Master Fund's, and indirectly the Fund's, investment portfolio will be subjected to a rigorous due diligence process. In evaluating investment opportunities and conducting due diligence, the Subadviser generally, but not in every case, focuses on the following key variables relating to Portfolio Managers and Portfolio Funds:

-----------------------------------------------------------------------------------------------------------------------------------
   Investment Strategy                                              Terms of Investment

   o       Differentiation and durability of strategy               o       Management and incentive fees
   o       Adaptability of strategy to changing and market          o       Redemption policies
           conditions                                               o       Conflict of interest
   o       Investment universe and criteria                         o       High-water mark details
   o       Research capabilities                                    o       Future capacity
   o       Investment decision making                               o       Transparency and openness to sharing
   o       Trade examples (both profitable and unprofitable                 information
           examples, plus lessons learned)
   o       Breadth and consistency of returns
-----------------------------------------------------------------------------------------------------------------------------
   Track Record                                                     Depth and Quality of Management Team

   o       Length of record                                         o       Level of hedge fund experience
   o       Attribution of investment performance to key             o       Size, diversity and training of staff
           professionals                                            o       Allocation of responsibilities
   o       Long/short positions performance attribution             o       Style and approach of organization
   o       Ability to generate returns on the long and short        o       Compensation and incentive structure
           side                                                     o       Ownership structure
   o       Consistency and distribution of returns                  o       Cohesion and experience of team
-----------------------------------------------------------------------------------------------------------------------------

                                       22

-----------------------------------------------------------------------------------------------------------------------------
   o       Strength in various economic cycles                       o       Average tenure of staff
   o       Risk level and investment thesis at the time of           o       Backgrounds and reputation of team members
           investment                                                o       Organizational stability, business structure and
   o       Performance relative to benchmarks and peer group of              sustainability
           managers with similar investment style                    o       Formal and informal reference checks
   o       Examination of peak-to-valley drawdowns                   o       Decision-making process
-----------------------------------------------------------------------------------------------------------------------------
   Risk Controls                                                     Administration

   o       Investment restrictions                                   o       Portfolio Fund and management company structure
   o       Historical leverage (net market exposure gross leverage)  o       Back office audit
   o       Minimum and maximum market exposure and leverage levels   o       Prime brokerage relationships
   o       Exposure to various risk parameters including yield       o       Level and depth of reporting (both audited and
           curve, convexity, pre-payments and spread                         unaudited)
   o       Position sizing                                           o       List of service providers
   o       Sell discipline                                           o       Level of internal controls
   o       Liquidity of the portfolio
   o       Volatility and expected drawdown
-----------------------------------------------------------------------------------------------------------------------------

        Provided that relevant information is made available by a Portfolio
Manager, the Subadviser will engage in an ongoing analysis of each of the
Portfolio Fund's investments in an effort to monitor its strategies and operations. The Subadviser may withdraw from or invest in Portfolio Funds in its discretion. Withdrawal may be for structural or strategic reasons (e.g., to emphasize a certain strategy based on market conditions) or for specific reasons
(e.g., strategy/style drift; departure of key personnel; under performance relative to peers or relative to expectations). The Subadviser will generally divest, when able or appropriate, from investments that it believes are unjustifiably operating outside the scope of their objectives or investment skills, or that are otherwise failing to meet expectations. In addition, in constructing the Master Fund's, and indirectly the Fund's, investment portfolio, the Subadviser will consider the degree of liquidity available from the
Portfolio Funds to help assure that the Master Fund has appropriate flexibility to adjust its investment positions, consistent with its investment goals, and offers reasonable liquidity to enable the Master Fund to make offers to repurchase Shares.

        The Subadviser evaluates each Portfolio Fund with a frequency deemed appropriate for the Portfolio Fund's investment strategy and market conditions to determine whether its investment program is consistent with the Fund's and the Master Fund's investment objective and whether its investment performance and other investment selection criteria are satisfactory. The Master Fund's assets may be reallocated among Portfolio Funds, and existing Portfolio Funds may be removed and additional Portfolio Funds selected, subject to the condition that the retention of a Direct Allocation Portfolio Manager will require approval of the Board of Trustees and of a majority (as defined in the 1940 Act)
of the Master Fund's outstanding voting securities, unless the Master Fund receives an exemption from certain provisions of the 1940 Act. The termination of a Direct Allocation Portfolio Manager will only require the approval of the
Board of Trustees. Certain of the Portfolio Managers may be registered as investment advisers under the 1940 Act, or similar state statutes, but the
Subadviser does not require any Portfolio Managers to be so registered.

        The Subadviser monitors various factors with respect to the Portfolio
Managers and Portfolio Funds. Depending on the specific Portfolio Manager or
Portfolio Fund, the factors monitored may include one or more of the following, or may include other factors:

        o   Availability of Information. Certain Portfolio Managers are not
            willing to fully disclose the investment positions of the Portfolio
            Fund on a timely basis. Even in cases where the Portfolio Manager does provide information to the Subadviser, the Subadviser may have little or no means of independently verifying information provided.

                                       23

        o   Use of Leverage: Leverage risk is a measure of economic risk relative to capital. The Subadviser believes that the use of leverage should depend on the liquidity of a particular investment strategy and the Portfolio Manager's overall investing skills.

        o   Liquidity Risk: There is always some possibility that the Financial
            Instruments in which a Portfolio Fund invests cannot be liquidated in time to meet redemption or margin calls without affecting the remaining investors. Liquidity risk may occur when Portfolio Funds mismatch assets and liabilities.

        o   Basis Risk: When modeling the relationships between price movements and underlying factors or calculating hedge ratios for investment positions maintained by a Portfolio Fund, tracking errors may occur.
            If not properly adjusted, this basis risk will skew the hedged positions taken by Portfolio Funds, and may lead to losses.

        o   Spread Risk: Portfolio Funds take on spread risk when using strategies that are based on the future convergence of spreads between different Financial Instruments, based either on observed historical patterns or on mathematical models. The risk is that spreads may not converge, but rather may widen for a period of time, causing the Portfolio Fund to close out the position at a loss.

        o   Crowded Trade Risk: When many Portfolio Funds attempt to effect the same trade at the same time, the momentum of their transactions heavily affects the supply and demand relationship. This may change the patterns and behaviors of Financial Instrument prices, thus increasing the magnitude of loss if all Portfolio Funds close out the same position at the same time.

        o   Interest Rate Risk: Most of the investments held by a Portfolio
            Fund, as well as a Portfolio Fund's borrowings, are subject to risks associated with movements in interest rates. Arbitrageurs can use instruments such as Treasury futures or interest rate swaps to manage interest rate risk.

        o   Credit Risk: Debt-based Financial Instruments are sensitive to the market's evaluation or perception of their creditworthiness. In addition, the credit profile of some such Financial Instruments may deteriorate rapidly in reaction to specific corporate or sovereign events. While it is possible to hedge some components of credit risk, this is generally expensive and hedges may not work as anticipated.

        o   Currency Risk: Portfolio Funds may trade currencies in the interbank market, a network of institutions in the United States, France,
            Germany, Japan, Switzerland and other nations. The interbank market is not directly regulated by any government agency and trading may be subject to certain risks not applicable to trading on U.S. and foreign exchanges, including, without limitation, illiquidity, unlimited daily price volatility, wide spreads, counterparty default and the effects of government intervention.

            Certain Portfolio Funds may hold Financial Instruments denominated in currencies other than the U. S. Dollar. Accordingly, in addition to other market factors, the value of such Financial Instruments may be effected by the change in value of foreign currencies relative to the U. S. Dollar.

        o   Counterparty Risk: When Portfolio Funds enter into transactions with third parties there is a risk that the third party will fail to perform its obligations. This risk can occur in connection with financing, swaps and other over-the-counter ("OTC") derivatives.

        o   Marking of Positions: This is a concern when Portfolio Funds invest in Financial Instruments that do not trade actively in public markets. The lack of information on market price could allow
            Portfolio Managers to manipulate pricing of positions and smooth out returns.

        o   Operational Risk: To execute investment decisions timely and correctly and to clear a large amount of trades efficiently every day, Portfolio Managers need to have back offices that can minimize operational risks in various areas such as trade clearance, reconciliation and price documentation.

                                       24

        o   A Decrease in or Lack of Volatility: Prolonged reductions in the volatility of Financial Instruments with discreet or embedded optionality can affect their value. If volatility decreases or disappears, option premiums can be lost.

        o   Overall Monitoring: Provided that relevant information is made available by a Portfolio Manager, the Subadviser monitors both the
            Master Fund's investments in Portfolio Funds and the performance and composition of the Master Fund's portfolio as a whole. When possible, the Subadviser will review the following with such frequency as it deems appropriate:

            o   Each Portfolio Fund's gross long/short exposure;

            o   Individual and overall leverage;

            o   Liquidity of entire portfolio;

            o   Position concentration;

            o   Exposure to various risk parameters including yield curve, convexity, pre-payments and spread;

            o   Breakdown of performance of various strategies;

            o   The gross and net amount of derivatives in the portfolio,
                specified into various categories;

            o   Each Portfolio Fund's near-term outlook and response to changing market environments; and

            o   Each Portfolio Fund's discipline to asset growth/inflows.

        o   Tracking of Exposure: Each Portfolio Fund's leverage and exposures to any subcategories is monitored in order to ensure appropriate diversification of investments and appropriate leverage levels.

        o   Monitoring Markets and Asset Classes: The Subadviser may perform its own independent research into the relative attractiveness of each sub-asset class.

        o   Portfolio Manager Visits and Conference Calls. Using the
            above-mentioned exposure and market data, the Subadviser may visit and/or call the Portfolio Managers to discuss portfolio strategy, risk management, individual trades, business issues and related matters.

        o   Trade Analysis: The Subadviser may choose to monitor a sample of a
            Portfolio Fund's trades on a periodic basis in order to gauge the relative attractiveness or riskiness of each of the strategies, or sub-strategies. Trades that did not succeed are evaluated to determine whether risk parameters have been violated.

Additional Information About the Subadviser's Investment Strategy

        Additional information about the Subadviser's investment strategy can be found in Appendix B attached hereto.

                                       25

                     TYPES OF INVESTMENTS AND RELATED RISKS

General

        Discussed below are the investments generally made by the Portfolio
Funds and the principal risks associated with those investments. The risk to a
Portfolio Fund managed by a Portfolio Manager will, in turn, have an effect on the Fund through its investment in the Offshore Fund which invests in the Master
Fund. The value of the Fund's and Master Fund's total net assets may be expected to fluctuate in response to fluctuations in the value of the Portfolio Funds in which it invests. To the extent that a Portfolio Fund is concentrated in securities of a single issuer or issuers in a single industry, the risk of any investment decision made by the Portfolio Manager is increased. A Portfolio
Fund's use of leverage is likely to cause the value of a Portfolio Fund it manages to appreciate or depreciate at a greater rate than if the Portfolio Fund did not use leverage. Each individual trading strategy to which the Master Fund allocates capital will involve a different set of complex risks, many of which are not disclosed in this PPM. The principal risks are described below.

        General Economic and Market Conditions

        The success of the Fund's and the Master Fund's activities may be affected by general economic and market conditions, such as interest rates, availability of credit, inflation rates, economic uncertainty, changes in laws, and national and international political circumstances. These factors may affect the level and volatility of securities prices and liquidity of the Fund's and the Master Fund's investments. Unexpected volatility or liquidity could impair the Fund's and the Master Fund's profitability or result in its suffering losses.

        Market Risk

        Market risk is the risk of potential adverse changes to the value of financial instruments and their derivatives because of changes in market conditions like interest and currency-rate movements and volatility in commodity or security prices. Each trading strategy utilized by the Master Fund, and indirectly the Fund, even one that is "market neutral" or "non-directional", involves some, and occasionally a significant degree of, market risk. The profitability of the Portfolio Funds, and, consequently, the Fund and the Master
Fund, depends, in part, upon the Portfolio Managers correctly assessing future price movements of securities and other financial instruments. The Fund and the
Master Fund cannot assure any Shareholder that the Subadviser or Portfolio
Managers will accurately predict these price movements.

        Highly Volatile Markets

        The prices of commodities contracts and all derivative instruments, including futures and options, can be highly volatile. Price movements of forward, futures and other derivative contracts in which a Portfolio Fund's assets may be invested are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. In addition, governments from time to time intervene, directly and by regulation, in certain markets, particularly those in currencies, financial instruments, futures and options. Intervention often is intended directly to influence prices and may, together with other factors, cause all such markets to move rapidly in the same direction because of, among other things, interest rate fluctuations. A Portfolio Fund also is subject to the risk of the failure of any exchanges on which its positions trade or of their clearinghouses.

        Achievement of the Fund's Investment Goal and Objective

        All securities, derivatives, commodities, financial futures, options and currency investments and trading risk the loss of capital. While the Subadviser believes that the Master Fund's investment program will moderate this risk to some degree through multiple Portfolio Funds and Portfolio Managers, no guarantee or representation is made that the program of the Master Fund, and indirectly the investment program of the Fund, will be successful. The investment program of the Master Fund, and indirectly the Fund, may include the selection of Portfolio Funds that use such investment techniques as short sales, leverage, uncovered option and futures transactions, currency

                                       26

transactions and limited diversification, which practices can, in certain circumstances, increase the adverse impact to which the Master Fund may be subject.

        No assurance can be given that the Fund, through its indirect investment in the Offshore Fund and the Master Fund, will achieve its goal of providing investors with the investment benefits of a variety of money managers while seeking to lessen the risks associated with any one money manager. In addition, no assurance can be given that the Fund, through its investment in the Offshore
Fund and the Master Fund, will achieve its investment objective of long-term growth of capital with reduced volatility.

        General Trading Risks

        Substantial risks, including market risks, are involved in trading in
U.S. and foreign government securities, corporate securities, derivatives, commodity and financial futures, options, and the various other financial instruments and investments in which the Portfolio Funds will trade. Substantial risks are also involved in borrowing and lending against such investments. The prices of these investments are volatile, market movements are difficult to predict and financing sources and related interest and exchange rates are subject to rapid change. One or more markets in which the Portfolio Funds will trade may move against the positions held by them, thereby causing substantial losses.

        Multiple Subadvisers

        Because the Master Fund, and indirectly the Fund, invests in Portfolio
Funds that make their trading decisions independently, it is theoretically possible that one or more of such Portfolio Funds may, at any time, take positions that may be opposite to positions taken by other Portfolio Funds. It is also possible that the Portfolio Funds in which the Master Fund, and indirectly the Fund, invests may on occasion be competing with each other for similar positions at the same time. Also, a particular Portfolio Manager may take positions for its other clients that may be opposite to positions taken for the Portfolio Fund.

        Availability of Investment Strategies

        The success of the Fund's and the Master Fund's investment activities will depend on the Portfolio Managers' ability to identify overvalued and undervalued investment opportunities and to exploit price discrepancies in the securities markets. Identification and exploitation of the investment strategies to be pursued by the Portfolio Funds involves a high degree of uncertainty. No assurance can be given that the Portfolio Managers will be able to locate suitable investment opportunities in which to deploy all of the Master Fund's, and indirectly the Fund, assets or to exploit discrepancies in the securities markets. A reduction in corporate and mortgage sector activities and the pricing inefficiency of the markets in which the Portfolio Funds will seek to invest, as well as other market factors, will reduce the scope for the Portfolio Funds'
investment strategies.

        Commercial and Residential Mortgage-Backed Securities and Asset-Backed
        Securities

        Investing in commercial and residential mortgage-backed securities involves the general risks typically associated with investing in traditional fixed-income securities (including interest rate and credit risk) and certain additional risks and special considerations (including the risk of principal prepayment and the risk of indirect exposure to real estate markets).
Mortgage-backed securities generally provide for the payment of interest and principal on the mortgage-backed securities on a frequent basis and there also exists the possibility, particularly with respect to residential mortgage-backed securities, that principal may be prepaid at any time due to, among other reasons, prepayments on the underlying mortgage loans or other assets. As a result of prepayments, the Portfolio Funds may be required to reinvest assets at an inopportune time, which may indirectly expose the Master Fund to a lower rate of return. The rate of prepayments on underlying mortgages affects the price and volatility of a mortgage-backed security, and may have the effect of shortening or extending the effective maturity beyond what was anticipated. Further, different types of mortgage-backed securities are subject to varying degrees of prepayment risk. Finally, the risks of investing in such instruments reflect the risks of investing in real estate securing the underlying loans, including the effect of local and other economic conditions, the ability of tenants to make payments, and the ability to attract and retain tenants.

                                       27

        Interest Rate Risk

        The Master Fund, and indirectly the Fund, is indirectly subject to interest rate risk. Generally, the value of fixed income securities will change inversely with changes in interest rates. As interest rates rise, the market value of fixed income securities tends to decrease. Conversely, as interest rates fall, the market value of fixed income securities tends to increase. This risk will be greater for long-term securities than for short-term securities in which the Portfolio Funds invest.

        Corporate Debt Obligations

        The Master Fund, and indirectly the Fund, may invest in Portfolio Funds that in turn invest in corporate debt obligations, including commercial paper.
Corporate debt obligations are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations. Therefore, the Master
Fund, and indirectly the Fund, may be indirectly exposed to such risks associated with corporate debt obligations.

        Variable and Floating Rate Securities

        While variable and floating rate securities provide the Portfolio Funds and the Master Fund, and indirectly the Fund, with a certain degree of protection against rises in interest rates, the Portfolio Funds and the Master
Fund, and indirectly the Fund, may participate in any declines in interest rates as well.

        Performance-Based Compensation Arrangements with Portfolio Managers

        The Master Fund, and indirectly the Fund, typically enters into arrangements with Portfolio Managers which provide that Portfolio Managers be compensated, in whole or in part, based on the appreciation in value (including unrealized appreciation) of the account during specific measuring periods. In certain cases, Portfolio Managers may be paid a fee based on appreciation during the specific measuring period without taking into account losses occurring in prior measuring periods, although the Subadviser anticipates that Portfolio
Managers who charge such fees will take into account prior losses. Such performance fee arrangements may create an incentive for such Portfolio Managers to make investments that are riskier or more speculative than would be the case in the absence of such performance-based compensation arrangements.

        In addition to the foregoing, the Master Fund, and indirectly the Fund, may be required to pay an incentive fee or allocation to the Portfolio Managers who make a profit for the Master Fund in a particular fiscal year even though the Fund and the Master Fund may in the aggregate incur a net loss for such fiscal year.

        Lack of Diversification

        The Master Fund, and indirectly the Fund, will invest in a number of different Portfolio Funds with different strategies or styles, in an effort to invest its assets in a wider array of investments than is possible by investing in a single Portfolio Fund. However, it is possible that several Portfolio Funds may take substantial positions in the same security or group of securities at the same time. This possible concentration of investment may subject the Master
Fund's portfolio to greater changes in value than would be the case if the assets of the Master Fund were less concentrated.

        It is possible that certain Portfolio Funds may impose on the Master
Fund, and indirectly the Fund, assessments and "capital calls" or require further contributions at the discretion of the Portfolio Fund. In that event, the Master Fund may have a greater proportion of its assets invested in such a
Portfolio Fund than otherwise intended. In order to reduce such risk, in selecting Portfolio Funds the Subadviser will take into account their ability to assess or require further investments by the Master Fund and may reallocate the
Master Fund's assets among Portfolio Funds.

                                       28

        Activities of Portfolio Funds

        The Subadviser will have no control over the day-to-day operations of any of the selected Portfolio Funds. As a result, there can be no assurance that every Portfolio Fund in which the Master Fund, and indirectly the Fund, invests will invest on the basis expected by the Subadviser.

        Limited Operating History

        Some of the Portfolio Funds in which the Master Fund, and indirectly the
Fund, may invest have limited track records. Additionally, the past performance of any Portfolio Funds in which the Master Fund, and indirectly the Fund, may invest may not be indicative of the future performance of such Portfolio Funds.

        Limits on Information

        The Subadviser selects Portfolio Funds based upon the factors described under "Risk Analysis and Monitoring" above. The Subadviser requests certain information from each Portfolio Manager regarding the Portfolio Fund's historical performance (if any) and investment strategy. However, the Subadviser may not be provided with information regarding all the investments made by the
Portfolio Funds because certain of this information may be considered proprietary information of Portfolio Funds.

        For the Fund to complete its tax reporting requirements and provide an audited annual report to shareholders, it must receive timely information from the Master Fund, which in turn must receive timely information from the
Portfolio Managers. A Portfolio Manager's delay in providing this information could delay the preparation by the Master Fund, and in turn by the Fund, of tax information for their respective shareholders, which could require Shareholders to seek extensions on the time to file their tax returns, or could delay the preparation of the Master Fund's annual report, which in turn could delay the preparation of the Fund's annual report to Shareholders.

        The Master Fund will not generally be in a position to furnish to its shareholders, and the Fund in turn will not be able to furnish to Shareholders, information regarding the securities positions of Portfolio Funds that would permit a Shareholder to determine whether his, her or its transactions in securities also held by Portfolio Funds should be treated as offsetting positions for purposes of the "straddle" rules for U.S. federal income tax purposes. See "TAX ASPECTS - Tax Treatment of Fund Investments - Effect of
Straddle Rules on Shareholders' Securities Positions."

        Leverage; Short Sales; Options

        The Portfolio Funds to which the Master Fund, and indirectly the Fund, allocates its funds may borrow, issue debt or other senior securities, and utilize various lines of credit, reverse repurchase agreements, "dollar" rolls, swaps, forward purchases, other off-balance sheet derivative transactions and other forms of leverage. The Portfolio Funds may also engage in the "short selling" of securities and may write or purchase options. While the use of leverage and "short sales" can substantially improve the return on invested capital, their use may also increase any adverse impact to which the investments of the Master Fund, and indirectly the Fund, may be subject.

        Although leverage will increase investment return if a Portfolio Fund earns a greater return on investments purchased with borrowed funds than it pays for the use of those funds, the use of leverage will decrease investment return if a Portfolio Fund fails to earn as much on investments purchased with borrowed funds as it pays for the use of those funds. The use of leverage will therefore magnify the volatility of changes in the value of investments held by Portfolio
Funds that engage in this practice. In the event that a Portfolio Fund's equity or debt instruments decline in value, the Portfolio Fund could be subject to a
"margin call" or "collateral call," pursuant to which the Portfolio Fund must either deposit additional collateral with the lender or suffer mandatory liquidation of the pledged securities to compensate for the decline in value. In the event of a sudden, precipitous drop in value of a Portfolio Fund's assets, the Portfolio Manager might not be able to liquidate assets quickly enough to pay off the Portfolio Fund's borrowing. Money borrowed for leveraging will be subject to interest costs that may or may not be recovered by return on the securities purchased. Portfolio Funds also may be required to maintain minimum average

                                       29

balances in connection with borrowings or to pay commitment or other fees to maintain lines of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. Creditors' claims against the
Portfolio Funds using leverage may be senior to the rights of investors in the
Portfolio Fund, including the Master Fund.

        The Subadviser expects Portfolio Funds to primarily focus on utilizing advanced investment strategies with low to moderate leverage on their respective portfolios. However, there is no general restriction on the amount of leverage
Portfolio Funds may use because the Subadviser believes that the use of leverage should depend on the liquidity of a particular investment strategy and the
Portfolio Manager's overall investing skills. Each Portfolio Fund's leverage will be monitored by the Subadviser in an effort to ensure what it believes to be appropriate leverage levels. Certain Portfolio Managers may not be willing to fully disclose the leverage levels of the Portfolio Fund on a timely basis. Even in cases where the Portfolio Manager does provide such information, the
Subadviser may have little or no means of independently verifying the information provided. Therefore, the Subadviser may not be able to ascertain whether the leverage levels of Portfolio Funds are in fact appropriate. In such case, Portfolio Funds may be extremely leveraged, using a very high degree of leverage that the Subadviser would not consider appropriate if it had more complete information.

        Selling securities short, while often used to hedge investments, does run the risk of losing an amount greater than the initial investment in a relatively short period of time. A short sale involves the risk of a theoretically unlimited increase in the market price of the particular investment sold short, which could result in an inability to cover the short position and a theoretically unlimited loss. There can be no assurance that securities necessary to cover a short position will be available for purchase.
The writing or purchasing of an option also runs the risk of losing the entire investment or of causing significant losses to the Master Fund, and indirectly the Fund, in a relatively short period of time.

        Illiquidity

        Because of the limitation on repurchase rights on shares of the Master
Fund and Shares of the Fund and the fact that Shares are not tradable, and furthermore, due to the fact that the Master Fund may invest in Portfolio Funds that do not permit frequent redemptions, an investment in the Fund and the
Master Fund is a relatively illiquid investment and involves a high degree of risk.

        The Subadviser may invest in investment partnerships or other investment entities which may not allow withdrawals or redemptions for significant periods of time, especially if such investments are in illiquid instruments.

        A subscription for Shares should be considered only by persons financially able to maintain their investment and who can afford a substantial loss of their investment.

        Foreign Securities

        The Portfolio Funds to which the Master Fund, and indirectly the Fund, allocates its assets may invest in securities of foreign governments or of companies domiciled or operating in one or more foreign countries. Investing in these securities involves considerations and possible risks not typically involved in investing in U.S. Government securities or in securities of companies domiciled and operating in the United States, including instability of some foreign governments, the possibility of expropriation, limitations on the use or removal of funds or other assets, changes in governmental administration or economic or monetary policy (in the United States or abroad) or changed circumstances in dealings between nations. The application of foreign tax laws
(e.g., the imposition of withholding taxes on dividend, interest or other payments) or confiscatory taxation may also affect investment in foreign securities. Higher expenses may result from investment in foreign securities than would from investment in domestic securities because of the costs that must be incurred in connection with conversions between various currencies and foreign brokerage commissions that may be higher than the United States. Foreign securities markets also may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including lack of uniform accounting, auditing and financial reporting standards and potential difficulties in enforcing contractual obligations.

                                       30

        Currency Risks

        The investments of Portfolio Funds in which the Master Fund, and indirectly the Fund, invests that are denominated in a foreign currency are subject to the risk that the value of a particular currency will change in relation to one or more other currencies. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation and political developments. The Portfolio Funds may try to hedge these risks by investing in foreign currencies, foreign currency futures contracts and options thereon, forward foreign currency exchange contracts, or any combination thereof, but there can be no assurance that such strategies will be implemented, or if implemented, will be effective.

        High Yield Securities

        While it is anticipated that the Master Fund, and indirectly the Fund, will invest primarily with Portfolio Funds that are primarily focused on securities with investment grade credit ratings, the Portfolio Funds in which the Master Fund, and indirectly the Fund, invests may invest in "high yield"
bonds and preferred or other securities that are rated in the lower rating categories by the various credit rating agencies (or in comparable non-rated securities). Securities in the lower rating categories are subject to greater risk of loss of principal and interest than higher-rated securities and are generally considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. They are also generally considered to be subject to greater risk than securities with higher ratings in the case of deterioration of general economic conditions. Because investors generally perceive that there are greater risks associated with the lower-rated securities, the yields and prices of such securities may tend to fluctuate more than those for higher-rated securities. The market for lower-rated securities is thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. In addition, adverse publicity and investor perceptions about lower-rated securities, whether or not based on fundamental analysis, may be a contributing factor in a decrease in the value and liquidity of such lower-rated securities.

        Futures Contracts

        Trading in futures contracts is a highly specialized activity which may entail greater than ordinary investment risks. Commodity futures markets
(including financial futures) are highly volatile and are influenced by factors such as changing supply and demand relationships, governmental programs and policies, national and international political and economic events and changes in interest rates. In addition, because of the low margin of deposit normally required in commodity futures trading, a high degree of leverage is typical of a commodity futures trading account. As a result, a relatively small price movement in a commodity futures contract may result in substantial losses to the trader. Commodity futures trading may also be illiquid. Certain commodity exchanges do not permit trading in a particular future beyond certain set limits. If prices fluctuate during a single day's trading beyond those limits -
which conditions have in the past sometimes lasted for several days in certain contracts - the Portfolio Funds could be prevented from promptly liquidating unfavorable positions and thus subjecting the Master Fund and the Fund to substantial losses.

        The Adviser, as the operator of the of the Company, has filed a claim for exemption with the Commodity Futures Trading Commission. As a result, the
Adviser is excluded from the definition of the term "commodity pool operator"
and, therefore, is not subject to registration or regulation as a pool operator under the Commodity Exchange Act.

        Derivative Instruments

        To the extent the Portfolio Funds invest in swaps, derivative or synthetic instruments, repurchase agreements or other over-the-counter transactions or, in certain circumstances, non-U.S. securities, such Portfolio
Funds may take a credit risk with regard to parties with whom it trades and may also bear the risk of settlement default. These risks may differ materially from those entailed in exchange-traded transactions that generally are backed by clearing organization guarantees, daily marking-to-market and settlement, and segregation and minimum

                                       31

capital requirements applicable to intermediaries. Transactions entered directly between two counterparties generally do not benefit from such protections and expose the parties to the risk of counterparty default.

        Equity-Related Instruments in General

        Portfolio Funds may use equity-related instruments in their investment programs. Certain options and other equity-related instruments may be subject to various types of risks, including market risk, liquidity risk, counterparty credit risk, legal risk and operations risk. In addition, equity-related instruments can involve significant economic leverage and may, in some cases, involve significant risks of loss.

        Risk of Portfolio Investments

        The Master Fund, and indirectly the Fund, may invest in Portfolio Funds that invest in diversified portfolios of "event driven" investments, including, without limitation, (i) risk arbitrage, (ii) restructurings, (iii) distressed liquidations, (iv) spin-offs and (v) spread trades. Certain investments of these
Portfolio Funds' will be in specific securities of companies that are highly leveraged, with significant burdens on cash flow, and therefore will involve a high degree of financial risk. The Master Fund, and indirectly the Fund, may also make investments in Portfolio Funds that invest in companies which are experiencing financial or operational difficulties or are otherwise out-of-favor. Such companies' securities may be considered speculative, and the ability of such companies to pay their debts on schedule could be adversely affected by interest rate movements, changes in the general economic climate or the economic factors affecting a particular industry, or specific developments within such companies. Investments in Portfolio Funds that invest in companies operating in workout or bankruptcy modes also present additional legal risks, including fraudulent conveyance, voidable preference and equitable subordination risks.

        The Master Fund, and indirectly the Fund, may invest in Portfolio Funds that invest in unlisted debt and warrants. These securities may be acquired with or without registration rights. Unregistered securities are highly illiquid and may not be freely traded for up to three years (although such investments may be redeemed, refinanced or registered prior to that time).

        Risks of Arbitrage Strategies

        The arbitrage strategies of certain Portfolio Funds may result in greater portfolio turnover and, consequently, greater transactions costs. The
Portfolio Funds' investment strategies are designed to be relatively neutral with respect to the movements in the underlying fixed income or equity markets in which the Portfolio Funds will invest. However, depending upon the investment strategies employed and market conditions, the Master Fund may be adversely affected by unforeseen events involving such matters as changes in interest rates or the credit status of an issuer, forced redemptions of securities or acquisition proposals.

        Convergence Risk

        The Portfolio Funds may pursue relative value strategies by taking long positions in securities believed to be undervalued and short positions in securities believed to be overvalued. In the event that the perceived mispricings underlying the Portfolio Funds' trading positions were to fail to converge toward, or were to diverge further from, relationships expected by the
Portfolio Funds, the Master Fund and the Fund may incur a loss.

        Absence of U.S. Regulation

        The Portfolio Funds and accounts managed by Portfolio Managers are generally not subject to many provisions of the federal securities laws, particularly the Investment Company Act, that are designed to protect investors in pooled investment vehicles offered to the public in the United States, and may not generally be subject to regulation or inspection by U.S. or other governmental authorities or any comparable scheme of regulation or governmental oversight in their home jurisdiction. Many of such Portfolio Funds and accounts, and their Portfolio Managers, in which the Master Fund, and indirectly the Fund, will invest funds may be located outside the United States and may not be subject to U.S. law or the jurisdiction of U.S. courts and regulatory authorities. The laws and regulations to which Portfolio Funds may be subject may be substantially different from U.S. laws and regulations,

                                       32

including different accounting regulations and different regulations regarding conflicts of interest. As a result, Portfolio Funds may account for financial matters other than in accordance with U.S. generally accepted accounting principles and Portfolio Funds may not be prohibited from engaging in certain transactions with affiliates which are prohibited under Section 17 of the
Investment Company Act.

        Potential Conflicts of Interest

        It should be noted that an affiliate of the Subadviser serves as investment adviser to several other investment entities which have investment objectives substantially similar to that of the Fund and the Master Fund. The
Subadviser and its members, officers, affiliates and/or employees may have other clients, establish other client relationships (including funds and managed accounts) and give advice or take action with respect to such other clients that differs from the advice given with respect to the Fund and the Master Fund, as well as trade for their own accounts. Similarly, the Portfolio Managers may serve as investment manager for other clients and invest for their own account and such other clients may have investments in the same or similar securities or use the same or similar strategies as the Fund and the Master Fund. As a result of the foregoing, the Subadviser and the Portfolio Managers (and their respective principals, officers, affiliates and employees) may have conflicts of interest in allocating their time and activity between the Fund and the Master
Fund and other clients and in allocating investments among the Master Fund, and indirectly the Fund, and other clients, including ones in which the Subadviser or the Portfolio Managers (and their respective affiliates) may have a greater financial interest.

        Other Clients of Portfolio Managers

        The Portfolio Managers will have exclusive responsibility for making trading decisions on behalf of the Master Fund, and indirectly the Fund, to the extent the Master Fund has allocated assets to particular Portfolio Funds. The
Portfolio Managers will have various levels of experience. In addition, the
Portfolio Managers may also manage other accounts (including other funds and accounts in which the Portfolio Managers may have an interest) which, together with accounts already being managed, could increase the level of competition for the same trades the Master Fund might otherwise make, including the priorities of order entry. This could make it difficult to take or liquidate a position in a particular security or futures contract at a price indicated by the Portfolio
Fund's strategy.

        When-Issued and Forward Commitment Securities

        Portfolio Funds may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis in order to hedge against anticipated changes in interest rates and prices. These transactions involve a commitment by a Portfolio Fund to purchase or sell securities at a future date (ordinarily one or two months later). The price of the underlying securities, which is generally expressed in terms of yield, is fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date. No income accrues on securities that have been purchased pursuant to a forward commitment or on a when-issued basis prior to delivery to the Portfolio Fund. When-issued securities and forward commitments may be sold prior to the settlement date. If a Portfolio Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it may incur a gain or loss.
There is a risk that securities purchased on a when-issued basis may not be delivered and that the purchaser of securities sold by a Portfolio Fund on a forward basis will not honor its purchase obligation. In such cases, a Portfolio
Fund may incur a loss.

        Offshore Fund Not Registered Under 1940 Act

        The Offshore Fund is not registered as an investment company under the
1940 Act. The Fund, which invests substantially all of its assets in the
Offshore Fund, does not have the benefit of the protections afforded by the 1940
Act to investors in registered investment companies with respect to its investment in the Offshore Fund. The Offshore Fund will not be required to file and issue periodic reports to its shareholders, including the Fund, under the
1934 Act. Shareholders accordingly will not receive such reports regarding the activities of the Offshore Fund. However, investment management responsibilities will be delegated by the Offshore Fund to officers and service providers of the
Fund and the Offshore Fund is not expected to make any independent investment decisions or to exercise investment or other discretion over its assets.

                                       33

        Additional Risks

        Each strategy employed by the Portfolio Funds in which the Master Fund, and indirectly the Fund, invests typically will involve a different set of complex risks, many of which are not described in this Memorandum. Each prospective investor should make such investigation and evaluation of such risks as he concludes is appropriate.

                                   OTHER RISKS

        Investing in the Fund and indirectly in the Master Fund will involve risks other than those associated with investments made by Portfolio Funds, including those described below:

Limited Operating History

        The Fund is a newly organized non-diversified, closed-end management investment company with no operating history that investors can use to evaluate its investment performance. The Master Fund commenced operations effective May
1, 2005, and therefore has a limited operating history upon which investors can evaluate its performance.

Limited Operating History of the Adviser

        The Adviser was formed in 2004 and began rendering advisory services as of May 1, 2005 in conjunction with the start of investment operations of the
Master Fund. As of [June 30, 2007], the Master Fund is the only client of the
Adviser. Accordingly, the Adviser has a limited operating history upon which investors can evaluate its performance.

Availability of Investment Opportunities

        The business of identifying and structuring investments of the types contemplated by the Master Fund, and indirectly the Fund, is competitive, and involves a high degree of uncertainty. The availability of investment opportunities generally will be subject to market conditions as well as, in some cases, the prevailing regulatory or political climate. No assurance can be given that the Master Fund, and indirectly the Fund, will be able to identify and complete attractive investments in the future or that it will be able to invest fully its subscriptions. Moreover, identification of attractive investment opportunities by Portfolio Funds is difficult and involves a high degree of uncertainty. Even if an attractive investment opportunity is identified by a
Portfolio Manager, a Portfolio Fund may not be permitted to take advantage of the opportunity to the fullest extent desired. Investment funds sponsored, managed or advised by the Adviser or the Subadviser and their affiliates may seek investment opportunities similar to those the Master Fund may be seeking, and none of these parties has an obligation to offer any opportunities it may identify to the Master Fund, and indirectly the Fund.

Liquidity Risks

        Shares will not be traded on any securities exchange or other market and will be subject to substantial restrictions on transfer. Although the Fund may offer to repurchase Shares from time to time, a Shareholder may not be able to liquidate Shares. The Adviser currently expects that it will recommend to the
Board of Trustees that the Fund offer to repurchase Shares from Shareholders, on a quarterly basis, effective on the last business day of each March, June,
September and December. No assurances can be given, however, that the Adviser will make such recommendation or that the Fund will likely make such an offer.
The Fund's assets consist primarily of its interest in the Master Fund, which is held through the Offshore Fund. Therefore, in order to finance the repurchase of
Shares pursuant to the tender offers, the Fund may find it necessary to liquidate all or a portion of its indirect interest in the Master Fund. Because interests in the Master Fund may not be transferred, the Fund may withdraw a portion of its indirect interest only pursuant to repurchase offers by the
Master Fund made to the Offshore Fund, and a distribution from the Offshore Fund to the Fund of the proceeds. The Fund will not conduct a repurchase offer for
Shares unless the Master Fund simultaneously conducts a repurchase offer for the
Master Fund's shares. The Fund cannot make a repurchase offer larger than a repurchase offer made by the Master Fund. The Master Fund's first offer to repurchase Shares from Shareholders was made as of December 31, 2005 and the
Fund has made quarterly offers to

                                       34

repurchase Shares from Shareholders since that date. Any repurchases of Shares before the first anniversary after purchase will be subject to a repurchase fee of two percent (2%). See "REDEMPTIONS, REPURCHASES AND TRANSFERS OF SHARES."

Repurchase Risks

        With respect to any future repurchase offer, Shareholders tendering
Shares, or a portion of thereof, for repurchase will be asked to give written notice of their intent to so tender by a date specified in the notice describing the terms of the repurchase offer (the "Notification Date"). The Notification
Date generally will be 100 days prior to the date that the Shares to be repurchased are valued by the Fund (the "Valuation Date"). Shareholders will be permitted to tender their Shares with respect to any repurchase offer until 70 days prior to the Valuation Date (the "Expiration Date"). The Adviser expects that it will not recommend repurchase of greater than 10% of outstanding Shares or greater than 10% of outstanding shares of the Master Fund at any single
Valuation Date and, in any event, will not recommend during any taxable year aggregate repurchases that would equal or exceed an amount that could cause the
Fund or the Master Fund to be treated as a "publicly traded partnership" under applicable U.S. federal income tax laws and regulations. Shareholders that elect to tender Shares, or a portion of thereof, for repurchase will not know the price at which such Shares will be repurchased until the Valuation Date, which is 70 days after the Expiration Date. It is possible that during the time period between the Expiration Date and the Valuation Date, general economic and market conditions, or specific events affecting one or more underlying Portfolio Funds, could cause a decline in the value of Shares. See "REDEMPTIONS, REPURCHASES AND
TRANSFERS OF SHARES."

Potential Significant Effect of the Performance of a Limited Number of
Investments

        As of May 1, 2007, the Master Fund had investments in 23 Portfolio
Funds. The Subadviser currently expects that the Master Fund will maintain investments in approximately the same number of Portfolio Funds. Accordingly, a significant change in the value of a single Portfolio Fund could have a significant adverse effect on the value of the Master Fund and in turn on the
Fund.

Counterparty Credit Risk

        Many of the markets in which the Portfolio Funds effect their transactions are "over-the-counter" or "inter-dealer" markets. The participants in these markets are typically not subject to credit evaluation and regulatory oversight as are members of "exchange based" markets. To the extent a Portfolio
Fund enters into swaps or transactions in derivatives or synthetic instruments, or other over-the-counter transactions, it is assuming a credit risk with regard to parties with which it trades and may also bear the risk of settlement default. These risks may differ materially from those associated with transactions effected on an exchange, which generally are backed by clearing organization guarantees, daily marking-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries. Transactions entered into directly between two counterparties generally do not benefit from such protections. This exposes a Portfolio Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide)
or because of a credit or liquidity problem, thus causing the Portfolio Fund to suffer a loss. Such counterparty risk is accentuated in the case of contracts with longer maturities where events may intervene to prevent settlement, or where a Portfolio Fund has concentrated its transactions with a single or small group of counterparties. Portfolio Funds are not restricted from dealing with any particular counterparty or from concentrating any or all of their transactions with one counterparty. The ability of Portfolio Funds to transact business with any one or number of counterparties, the lack of any independent evaluation of such counterparties' financial capabilities and the absence of a regulated market to facilitate settlement may increase the potential for losses by the Master Fund and the Fund.

Inadequate Return

        No assurance can be given that the returns on the Fund's investments will be commensurate with the risk of investment in the Fund. Investors should not commit money to the Fund unless they have the resources to sustain the loss of their entire investment in the Fund.

                                       35

Inside Information

        From time to time, the Advisor, the subadvisor or their affiliates may come into possession of material, non-public information concerning an entity in which the Master Fund, and indirectly the Fund, has invested, or proposes to invest. Possession of that information may limit the ability of the Master Fund, and indirectly the Fund, to buy or sell securities of that entity.

Recourse to the Fund's Assets

        The Fund's assets, including any investments made by the Fund and any interest in the Portfolio Funds held by the Fund through its indirect investment in the Master Fund, are available to satisfy all liabilities and other obligations of the Fund. If the Fund becomes subject to a liability, parties seeking to have the liability satisfied may have recourse to the Fund's assets generally and not be limited to any particular asset, such as the asset representing the investment giving rise to the liability.

Possible Exclusion of a Shareholder Based on Certain Detrimental Effects

        The Fund may, as determined by the Board of Trustees, repurchase the
Shares, or a portion thereof, held by a Shareholder or other person acquiring
Shares from or through a Shareholder, or cause a Shareholder to sell the Shares held by such Shareholder to another Shareholder, if:

        o   the Shares, or a portion thereof, have been transferred or has vested in any person other than by operation of law as the result of the death, divorce, dissolution, bankruptcy or incompetence of the
            Shareholder;

        o   ownership of the Shares by the shareholder or other person will cause the Fund to be in violation of, or require registration of any
            Shares under, or subject the Fund to additional registration or regulation under, the securities, commodities or other laws of the
            United States or any other relevant jurisdiction, or may subject the
            Fund or any Shareholders to an undue risk of adverse tax or other fiscal or regulatory consequences;

        o   continued ownership of the Shares by the shareholder or other person may be harmful or injurious to the business of the Fund (for example, if continued ownership by a Shareholder would result in legal, regulatory or money laundering issues for the Fund); or

        o   any of the representations and warranties made by the Shareholder or other person in connection with the acquisition of the Shares was not true when made or has ceased to be true.

        The effect of these provisions may be to deprive an investor in the Fund of an opportunity for a return even though other investors in the Fund might enjoy such a return. Mandatory repurchases of Shares in the circumstances specified above will be effected in accordance with applicable law. In the case of a mandatory repurchase of Shares, a shareholder shall be paid the same value for such Shares as in a voluntary repurchase of Shares. See "REDEMPTIONS,
REPURCHASES AND TRANSFERS OF SHARES - Repurchase Procedures." No repurchase fee will apply to mandatory repurchases even if such repurchases occur before the first anniversary after such Shares were initially purchased by the Shareholder.

Limitations on Transfer; No Market for Shares

        No shareholder will be permitted to transfer his, her or its Shares without the consent of the Board of Trustees. The transferability of Shares will be subject to certain restrictions contained in the Trust Agreement and will be affected by restrictions imposed under applicable securities laws. No market currently exists for the Shares, and the Adviser contemplates that one will not develop. Although the Adviser currently expects to recommend to the Board of
Trustees that the Fund offer to repurchase Shares quarterly, no assurances can be given that the Adviser

                                       36

will make such recommendation or that the Fund will make such an offer.
Consequently, Shares should only be acquired by investors able to commit their funds for an indefinite period of time.

Regulatory Change

        The regulation of the U.S. and non-U.S. securities and futures markets and investment funds such as the Fund and the Master Fund has undergone substantial change in recent years and such change may continue. The effect of regulatory change on the Fund and the Master Fund, while impossible to predict, could be substantial and adverse. In addition, the Fund relies on a position taken by the staff of the SEC allowing the structure whereby the Fund invests in the Master Fund through the Offshore Fund. To the extent that the views of the
SEC staff, which do not necessarily represent the views of the SEC itself, were to change, the structure of the Fund's investment in the Master Fund could be adversely impacted, possibly affecting the treatment of UBTI.

Changes in Delaware, United States and/or Cayman Islands Law

        If there are changes in the laws of Delaware, the United States and/or the Cayman Islands, so as to result in the inability of the Fund and/or the
Offshore Fund to operate as set forth in this PPM, there may be a substantial effect on Shareholders. For example, if Cayman Islands law changes such that the
Offshore Fund must conduct business operations within the Cayman Islands or pay taxes, Shareholders would likely suffer decreased investment returns. Such changes could also result in the inability of the Fund to operate on a going forward basis, resulting in the Fund being liquidated.

Man-Glenwood Patent Application

        Man-Glenwood Lexington TEI, LLC, or an affiliate thereof ("MG"), has filed a patent application (the "Patent Application") relating to a structure that interposes a Cayman Islands entity between a registered investment company and underlying master fund. The Patent Application has not been published and is not otherwise publicly available. In the event that MG obtains a U.S. Patent relating to the foregoing structure, then depending on a variety of factors including the patent's scope and validity, the Adviser may have to negotiate a mutually agreeable license to such Patent, which would impose additional costs on the Fund and the Shareholders, or, in the absence of such mutually agreeable license, the Fund may have to be dissolved and liquidated. In such event,
Shareholders would have their Shares liquidated and such liquidation may result in the loss of some of their investment.

Other Investors In The Master Fund

        Other investors in the Master Fund may alone or collectively own or acquire sufficient voting interests in the Master Fund to control matters relating to the operation of the Master Fund. The Fund's inability to control the Master Fund may adversely affect the Fund's ability to meet repurchase requests, which requires the cooperation of the Master Fund's Board of Trustees.
As a result, the Fund may withdraw its investment in the Master Fund or take other appropriate action. Any such withdrawal could result in a distribution "in kind" of portfolio securities (as opposed to a cash distribution from the Master
Fund). If securities and other non-cash assets are distributed, the Fund, through the Offshore Fund, could incur brokerage, tax, or other charges in converting those assets to cash. In addition, the distribution in kind may reduce the range of investments in the portfolio or adversely affect the liquidity of the Fund. Notwithstanding the above, there may be other means for meeting repurchase requests, such as borrowing.

                           LIMITS OF RISK DISCLOSURES

        The above discussions and the discussions contained in the SAI, of the various risks associated with the Fund and the Shares are not, and are not intended to be, a complete enumeration or explanation of the risks involved in an investment in the Fund. Prospective investors should read this entire PPM, the SAI, and the Trust Agreement and consult with their own advisers before deciding whether to invest in the Fund. In addition, as the Fund's investment program changes or develops over time, an investment in the Fund may be subject to risk factors not currently contemplated or described in this PPM.

                                       37

                              CONFLICTS OF INTEREST

Adviser and Subadviser

        Voting Rights in Private Funds

        From time to time, sponsors of Portfolio Funds may seek the approval or consent of the investors in the Portfolio Funds in connection with certain matters. In such a case, if the Subadviser has purchased voting securities or has not contractually waived its voting rights with respect to such securities, the Subadviser will have the right to vote in its discretion the interest in the
Portfolio Fund held by the Master Fund, on behalf of the Master Fund. The
Subadviser will consider only those matters it considers appropriate in taking action with respect to the approval or consent. Business relationships may exist between the Subadviser and its affiliates, on the one hand, and the Portfolio
Managers and affiliates of the Portfolio Funds on the other hand, other than as a result of the Master Fund's investment in the Portfolio Funds. As a result of these existing business relationships, the Subadviser may face a conflict of interest acting on behalf of the Master Fund, and indirectly the Fund, and its shareholders. The Subadviser shall, as far as practicable, monitor any overlap in holdings by the Portfolio Funds to minimize the possibility of such conflicts. To the extent that the Adviser is aware of such conflicts, the
Subadviser shall act in the best interests of the Master Fund and its shareholders, as determined by the Subadviser in its sole discretion.

        The Master Fund, and indirectly the Fund, may, for regulatory reasons, limit the amount of voting securities it holds in any particular Portfolio Fund, and may as a result hold substantial amounts of non-voting securities in a particular Portfolio Fund. The Master Fund's lack of ability to vote may result in a decision for a Portfolio Fund that is adverse to the interests of the
Master Fund's shareholders (including indirectly the Fund's shareholder). In certain circumstances, the Master Fund may waive voting rights or elect not to exercise them, such as to achieve compliance with U.S. bank holding company laws, or to resolve conflicts such as those referred to above.

        Client Relationships

        The Adviser, the Subadviser and their affiliates have existing and potential relationships with a significant number of sponsors of Portfolio
Funds, corporations and institutions. In providing services to its clients and the Master Fund, the Adviser and the Subadviser may face conflicts of interest with respect to activities recommended to or performed for the clients, and the
Master Fund and its shareholders (including indirectly the Fund and its shareholders) and/or the Portfolio Funds. In addition, these client relationships may present conflicts of interest in determining whether to offer certain investment opportunities to the Master Fund.

        Diverse Shareholders; Relationships with Shareholders

        Direct and indirect Master Fund shareholders are expected to include individuals as well as entities organized under U.S. law and in foreign jurisdictions. Current and future shareholders may have conflicting investment, tax and other interests with respect to their investments in the Fund. The conflicting interests of individual direct and indirect Master Fund shareholders may relate to or arise from, among other things, the nature of investments made by the Master Fund, the structuring of the acquisition of investments of the
Master Fund, and the timing of disposition of investments. This structuring of the Master Fund's investments and other factors may result in different after-tax returns being realized by different Shareholders. Conflicts of interest may arise in connection with decisions made by the Subadviser, including decisions with respect to the nature or structuring of investments that may be more beneficial for one Shareholder than for another Shareholder, especially with respect to Shareholders' individual tax situations. In selecting
Portfolio Funds for the Master Fund, the Subadviser will consider the investment and tax objectives of the Master Fund as a whole, not the investment, tax or other objectives of any direct or indirect Master Fund shareholder individually.

        Management of the Master Fund

        The Management Team and other employees of the Adviser, the Subadviser or their affiliates will devote such time as the Adviser, the Subadviser and their affiliates, in their discretion, deem necessary to carry out the

                                       38

operations of the Master Fund, and indirectly the Fund, effectively. Officers and employees of the Adviser and its affiliates will also work on other projects
(including other funds served by the Adviser, the Subadviser and their affiliates) and conflicts of interest may arise in allocating management time, services or functions among the affiliates.

        Other Matters

        To lessen the possibility that the Fund will be adversely affected by personal trading, the Company, the Adviser and the Subadviser have each adopted a code of ethics (collectively, the "Codes of Ethics") in compliance with
Section 17(j) of the 1940 Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Fund's portfolio transactions. The Codes of Ethics can be reviewed and copied at the SEC's Public Reference Room in
Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. The Codes of Ethics are also available on the EDGAR Database on the SEC's Internet site at
http://www.sec.gov, and copies of the Codes of Ethics may be obtained, after paying a duplicating fee, by e-mail at publicinfo@sec.gov or by writing the
SEC's Public Reference Section, Washington, DC 20549-0102.

        The Adviser, the Subadviser and their affiliates will not purchase securities or other property from, or sell securities or other property to, the
Fund, except that the Fund may in accordance with rules under the 1940 Act engage in transactions with accounts that are affiliated with the Fund as a result of common officers, directors, advisers or managing members or trustees.
These transactions would be effected in circumstances in which the Adviser and the Subadviser determined that it would be appropriate for the Fund to purchase and another client to sell, or the Fund to sell and another client to purchase, the same security or instrument on the same day.

        Future investment activities of the Adviser, the Subadviser and their affiliates and their principals, partners, directors, officers, members or employees may give rise to conflicts of interest other than those described above. If such future conflicts of interest arise and are determined by the
Adviser or the Subadviser to be material, and if the Fund is still selling
Shares at that time, this PPM will be supplemented to describe such conflicts of interest; or, if the Fund has ceased selling Shares at that time, the Fund will describe such conflicts of interest in its annual or semi-annual report.

Portfolio Managers

        Performance-Based Compensation Arrangements

        Portfolio Managers may be compensated, in whole or in part, based on the appreciation in value of the Fund's investments in the applicable Portfolio
Funds during specific measuring periods. Because the Portfolio Managers value the Portfolio Funds they manage, which directly impacts the amount of incentive-based allocations they receive, Portfolio Managers face a conflict of interest in performing such valuations.

                   MANAGEMENT OF THE FUND AND THE MASTER FUND

Board of Trustees

        The Fund's Board of Trustees has overall responsibility for monitoring and overseeing the Fund's investment program and its management and operation, and has approved the Fund's investment program. It exercises similar powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized
as a corporation. [[          ] of the Fund's Trustees also serve as the Master
Fund's board of trustees.] [           ] percent ([ ]%) of the Board of Trustees
is comprised of persons who are Independent Trustees. The Board of Trustees will monitor and oversee the business affairs of the Fund, including the complete and exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Fund's business.

                                       39

The Adviser

        A T Funds, LLC, the Adviser, is registered as an investment adviser registered under the Advisers Act and serves as the investment adviser of the
Master Fund. The Adviser is owned equally by the Subadviser and the
Administrator and was formed by them to serve as the investment adviser of the
Master Fund (See "The Subadviser" and "The Administrator"). The Adviser is
located at 300 Pacific Coast Highway, Suite 305, Huntington Beach, California
92648. As of [June 30, 2007], the Master Fund is the only client of the Adviser.
However, the Adviser may in the future serve as an investment adviser of other registered and unregistered private investment companies. The Adviser does not provide separate advisory services to the Fund or the Offshore Fund.

        Under the investment management agreement between the Adviser and the
Master Fund (the "Management Agreement"), the Adviser has the responsibility to manage the operations of the Master Fund and monitor the performance of the
Subadviser and the Administrator, subject to the ultimate supervision of, and any policies established by, the Master Fund's board of trustees. In consideration for its services, the Master Fund pays the Adviser a monthly
Management Fee of (1)/12 of 2% (2% on an annualized basis) of the Master Fund's net assets. The Management Fee is computed based on the net assets of the Master
Fund determined as of the start of business on the first business day of each month, after adjustment for any subscriptions effective on that date, and is due and payable in arrears within ten business days after the end of each calendar quarter.

The Subadviser

        Treesdale Partners, LLC, the Subadviser, is registered as an investment adviser registered under the Advisers Act and serves as the investment subadviser of the Master Fund. The Subadviser is located at 1325 Avenue of the
Americas, Suite 2302, New York, New York 10019. The Subadviser is a specialized asset management company that has been managing one or more sector fund-of-hedge funds since August 2002. The Subadviser also provides a variety of consulting services related to fixed income hedge fund strategies. As of May 1, 2007, the
Subadviser had approximately $1.7 billion of assets under management. The
Subadviser may also serve as an investment adviser of other registered U.S.
investment companies and unregistered U.S. and non-U.S. private investment funds pursuing investment strategies similar to the Master Fund's investment strategy.

        Under the investment subadvisory agreement between the Subadviser and the Adviser (the "Subadvisory Agreement"), the Subadviser is responsible for managing the investment portfolio of the Master Fund, subject to the supervision of the Adviser and the ultimate supervision of, and any policies established by, the Master Fund's board of trustees. The Subadviser is responsible for allocating the Master Fund's assets and evaluating regularly each Portfolio Fund to determine whether its investment program is consistent with the Master Fund's investment objective and whether its investment performance and other criteria are satisfactory. The Subadviser may reallocate the Master Fund's assets among
Portfolio Funds, withdraw assets from existing Portfolio Funds and allocate assets to new Portfolio Funds, subject in each case to the ultimate supervision of, and any policies established by, the Master Fund's board of trustees and to the condition that the retention of any Direct Allocation Portfolio Manager will require approval of a majority of the Independent Trustees and, to the extent required by the 1940 Act, of a majority (as defined in the 1940 Act) of the
Master Fund's outstanding voting securities. The Adviser is responsible for compensating the Subadviser for its services.

The Administrator

        The Administrator of the Fund, the Offshore Fund and the Master Fund,
Allegiance Investment Management, LLC, maintains its offices at 300 Pacific
Coast Highway, Suite 305, Huntington Beach, California 92648. The Administrator
is an investment manager that provides investment advisory services with respect to taxable fixed income securities for pension and profit-sharing plans, banks, thrift institutions, companies, trusts, hospitals, foundations, endowments and high net worth individuals.

        Under the administration agreement between the Administrator and the
Adviser (the "Administration Agreement"), the Administrator is responsible for providing various management and administrative services (including, among other things, all expenses related to the formation and organization of the Fund, the
Offshore Fund and the Master Fund, initial and on-going registration requirements of the Fund, the Offshore Fund and the Master Fund, and day-to-day
operations, administration, record keeping and compliance of the Fund, the
Offshore Fund and the

                                       40

Master Fund), as well as sales, marketing, distribution and client services, subject to the supervision of the Adviser and the ultimate supervision of, and any policies established by, the Board of Trustees.

The Subadministrators

        [             ] serves as the Fund's subadministrator.  The Fund's
Subadministrator is located at [          ].  The Administrator may, without
shareholder notice or consent, engage a subadministrator for the Offshore Fund.

        Citigroup Fund Services, LLC (formerly known as Forum Administrative
Services, LLC) serves as the Master Fund's subadministrator. The subadministrator to the Master Fund is located at Two Portland Square, Portland,
Maine, 04101. The Master Fund's subadministrator provides administrative services to funds, including regulatory, financial, reporting, tax and compliance services, to enable funds to focus on asset management. The
Subadministrator is an indirect, wholly-owned subsidiary of Citigroup Inc.

        Under the subadministration agreement between the Subadministrator and the Administrator (the "Subadministration Agreement") respecting the Master
Fund, the Administrator has retained the Subadministrator to assist it in performing the responsibilities described above. The Administrator is responsible for compensating the Subadministrator for its services. The Fund and its shareholders are indirectly subject to the Master Fund's subadministration fee.

The Custodians

        [         ], the Custodian, serves as the Fund's and the Offshore Fund's
custodian. The Custodian is located at [              ]. Under the custodian
agreements with the Fund and the Offshore Fund, the Custodian is responsible for the custody and safekeeping of the Fund's assets and the Offshore Fund's assets, respectively. The fees and expenses of the Custodian are part of the Fund's and the Offshore Fund's ordinary operating expenses of the Fund and the Offshore
Fund, respectively, but which will be borne or reimbursed by the Adviser or an affiliate.

        Citibank, N.A. serves as the Master Fund's custodian. The Master Fund's custodian is located at 388 Greenwich Street, New York, New York 10013. The
Master Fund's custodian provides funds with transfer agency and custody services, including shareholder recordkeeping, shareholder servicing and intermediary support services. Under the custodian agreement between the Master
Fund's custodian and the Master Fund, the Master Fund's custodian is responsible for the custody and safekeeping of the Master Fund's assets. The fees and expenses of the Master Fund's custodian are part of the Master Fund's ordinary operating expenses that will be borne by the Master Fund.

Subadviser Management Team

        The portfolio management team of the Subadviser (the "Management Team")
is a group of experienced and educated investment professionals with substantial experience in the area of alternative investments. The investment process the
Management Team follows contemplates an ongoing search for ideas, generated from travel, networking, academic research, the alternative manager community, prime brokers, conferences and other sources. The Management Team has identified, evaluated, structured, managed and monitored a wide range of alternative investments, including fund-of-hedge fund portfolios on behalf of the
Subadviser, has access to portfolios chosen from numerous strategies and managers, and maintains a strong network within the alternative investment community as a result of its prior and ongoing experience. The Management Team has relationships with a large number of managers. The Management Team believes that, as a result of these relationships, the Fund should have access to a large number of Portfolio Managers and Portfolio Funds from which to select

                                       41

        The primary members of the Management Team are:

        Dennis Rhee

        Dennis Rhee is a Managing Partner of the Subadviser and a member of the
Subadviser's Investment Executive Committee. Mr. Rhee co-founded the Subadviser with Yung Lim in August 2002. Mr. Rhee is responsible for new manager due diligence, business development, investor relations, and jointly supervises all aspects of the Subadviser's activities.

        Mr. Rhee has over fifteen years of Wall Street experience in various capacities in management, sales and trading, derivatives structuring, portfolio management, risk management and designing of electronic trading systems.

        Mr. Rhee served as senior vice president and head of Mortgage Backed
Securities trading at Pedestal, a Reuters and Deutsche Bank sponsored electronic trading startup (February 2000 to August 2001). Mr. Rhee worked closely with
Yung Lim to create one of the most respected and successful online fixed income operations. Mr. Rhee managed all aspects of Pedestal's most profitable business units, from sales and trading to negotiating strategic alliances and deals with investment banks, buy-side firms, hedge funds, and mortgage originators. Day to day business and technical operations of the securities trading unit ultimately reported up to Mr. Rhee.

        Mr. Rhee was head of product management at Deutsche Bank's fixed income electronic trading division (Nov 1997 to Feb 2000) where he was responsible for new product development and sales and marketing. Mr. Rhee initiated and established the strategic alliance between Deutsche Bank and Pedestal. Mr. Rhee was also part of the mortgage-backed securities (MBS) trading department as a trader.

        Mr. Rhee gained his asset management and entrepreneurial experience at
Dongsuh Securities (March 1996 to July 1997), Korea's largest securities firm at the time. At Dongsuh, Martin Lee, an ex-Goldman colleague, and Mr. Rhee created
Asia's very first hedge fund that invested in relative value fixed income strategies.

        Upon receiving an MBA from the University of Chicago in 1992, Mr. Rhee joined Goldman, Sachs & Co. in New York as a fixed income derivatives specialist. At Goldman (July 1992 to March 1996), Mr. Rhee generated top revenues in his peer group, and was then selected to head up Korea's country coverage and relocated to Goldman's Hong Kong office.

        Mr. Rhee has a MBA in Finance from the University of Chicago's Graduate
School of Business and a BA in Government from Cornell University's School of
Arts and Sciences in 1986.

        Yung Lim

        Yung Lim is a Managing Partner of the Subadviser and a member of the
Subadviser's Investment Executive Committee. Mr. Lim co-founded the Subadviser with Dennis Rhee in August 2002. Mr. Lim is responsible for portfolio allocation decisions, portfolio risk analysis, manager due diligence, and jointly supervises all aspects of the Subadviser's activities.

        Mr. Lim has over seventeen years experience in the fixed income markets.
His experiences include investment advisory for sophisticated portfolio strategies, advanced risk management, consulting for large fixed income institutional investors, trading analysis of complex mortgage-backed securities
(MBS)/asset-backed securities (ABS) products, and developing and implementing new business initiatives.

        In March 1997, Mr. Lim founded Pedestal to provide a comprehensive electronic platform serving the mortgage market (March 1997 to August 2001). Mr.
Lim guided the growth of Pedestal first as CEO and later as Chairman, making
Pedestal a recognized name in the mortgage market for electronic trading.
Pedestal's growth accelerated with equity financing from Reuters, Deutsche Bank and Battery Ventures, combined with strategic agreements with Deutsche Bank,
Wells Fargo and Reuters.

                                       42

        Mr. Lim was a senior consultant for Andrew Davidson & Co. (July 1992 to
February 1997), a premier consulting and investment advisory firm specializing in fixed income markets and performing advisory work for major financial institutions. In addition to investment strategy and risk management work, his consulting services also addressed general corporate strategy issues. He also developed and marketed advanced analytical tools for mortgages.

        Mr. Lim spent six years at Merrill Lynch (April 1987 to June 1992), working in various roles focused on the mortgage and asset-backed markets. He was the vice president in charge of risk management for Merrill's mortgage desk, consistently one of the top three MBS/ABS dealers, managing the risk of $5 billion in trading inventory. Prior to this role, he served as the key senior portfolio strategist in the mortgage department, responsible for providing investment advice to major institutional clients. He evaluated clients'
portfolios and balance sheets using advanced analytical tools and worked with traders and customers in generating appropriate trading strategies. During his initial years at Merrill, Mr. Lim served as a senior research analyst working on deal structuring and pricing as well as marketing of mortgage derivatives. He also authored numerous research publications including a comprehensive monthly publication on the mortgage and asset-backed markets.

        Mr. Lim has co-authored a book on advanced valuation and analysis techniques for mortgage securities titled "Collateral Mortgage Obligations," by
Davidson, Ho, and Lim. He has also published various articles in major fixed-income publications, including "Bond and Mortgage Markets," edited by
Frank Fabozzi. Mr. Lim has an MBA from the University of Chicago and BS in
Electrical Engineering from the California Institute of Technology.

                                     VOTING

        Generally, the Fund will not hold an annual meeting of shareholders unless required by the 1940 Act. Shareholders have one vote per dollar net asset value of Shares owned. Shareholders will be entitled to vote on any matter on which shareholders of a registered investment company organized as a corporation would be entitled to vote, including certain elections of Trustees and approval of any investment advisory agreement, in each case to the extent that voting by shareholders is required by the 1940 Act. Matters submitted to Shareholders must be approved by a majority of the outstanding Shares. At the request of the holders of at least 20% of the Shares, the Fund will hold a meeting to vote on the removal of a Trustee, which can occur by a vote of more than two-thirds of the outstanding Shares. Notwithstanding their ability to exercise their voting privileges, Shareholders in their capacity as such are not entitled to participate in the management or control of the Fund's business, and may not act for or bind the Fund.

        Whenever the Fund as a shareholder in the Master Fund, through the
Offshore Fund, is requested to vote on matters pertaining to the Master Fund
(other than the termination of the Master Fund's business, which may be determined by the Board of Trustees of the Master Fund without shareholder approval), the Offshore Fund will pass voting rights to the Fund, and the Fund will hold a meeting of the shareholders and vote its interest in the Master
Fund, through the Offshore Fund, for or against such matters proportionately to the instructions to vote for or against such matters received from the shareholders. Thus, the Offshore Fund will not vote on Master Fund matters requiring a vote of Master Fund shareholders without the instruction of Fund
Shareholders. The Fund shall vote Shares for which it receives no voting instructions in the same proportion as the Shares for which it receives voting instructions.

              FUND, OFFSHORE FUND AND MASTER FUND FEES AND EXPENSES

Expenses

        Non-Fund Expenses

        The Adviser and the Subadviser bear all of their own costs incurred in providing investment advisory services to the Master Fund, including travel and other expenses related to the selection and monitoring of Portfolio Funds and the fees and expenses of any distributors (other than Placement Agents) that may be retained by them. The Adviser and/or its affiliates may compensate outside distribution agents out of their own financial resources.

                                       43

The Administrator bears all of its own expenses for sales, marketing, distribution and client services with respect to the Fund, the Offshore Fund, the Offshore Fund and Master Fund. The Adviser is responsible for compensating the Subadviser and the Administrator from the Management Fee received by the
Adviser.

        Fund, Offshore Fund and Master Fund Expenses

        The Adviser or an affiliate will bear all ordinary operating expenses of the Fund, including, among other things, all fees and expenses related to: the formation and organization of the Fund and any special purpose vehicles; initial and on-going registration requirements of the Fund; day-to-day operations, administration, record keeping and compliance of the Fund; non-investment related interest expense; repurchases of Shares; any attorneys and accountants engaged on behalf of the Fund; audit and tax preparation; custody and escrow;
errors and omissions/directors and officers liability insurance and a fidelity bond; equipment or services used in communicating information regarding the
Fund's transactions among the Adviser and any custodian or other agent engaged by the Fund; reimbursements to the Administrator, Custodian and other administrative service providers; the fees of the Subadministrator; and fees and travel-related expenses of the Independent Trustees of the Fund.

        The Offshore Fund is expected to have minimal expenses, and the Adviser, or an affiliate of the Adviser, has agreed to bear all costs related to the
Offshore Fund.

        The Master Fund bears (and thus the Fund and Shareholders indirectly bear) all of its own ordinary operating expenses and extraordinary expenses that are not specifically assumed by the Adviser, Subadviser or Administrator. Such expenses include, among other things, all fees and expenses related to: the formation and organization of the Master Fund and any special purpose vehicles;
initial and on-going registration requirements of the Master Fund; day-to-day operations, administration, record keeping and compliance of the Master Fund;
third-party research; portfolio transactions and positions for the Master Fund such as transfer taxes and premiums, taxes withheld on foreign dividends, brokerage commissions, interest and commitment fees on loans and debit balances, borrowing charges on securities sold short, dividends on securities sold but not yet purchased and margin fees; non-investment related interest expense;
repurchases of Shares; any attorneys and accountants engaged on behalf of the
Master Fund; audit and tax preparation; custody and escrow; errors and omissions/directors and officers liability insurance and a fidelity bond;
equipment or services used in communicating information regarding the Master
Fund's transactions among the Adviser and any custodian or other agent engaged by the Master Fund; the Management Fee payable to the Adviser; reimbursements to the Administrator, Custodian and other administrative service providers; the fees of the Subadministrator; and fees and travel-related expenses of the
Independent Trustees of the Master Fund.

        Portfolio Fund Fees and Expenses

        Portfolio Funds bear various expenses in connection with their operations similar to those incurred by the Master Fund. Portfolio Managers generally assess asset-based fees to and receive incentive-based allocations from the Portfolio Funds, which effectively will reduce the investment returns of the Portfolio Funds. These expenses, fees and allocations will be in addition to those incurred by the Master Fund itself. As an investor in the Portfolio
Funds, the Master Fund bears (and thus the Fund and shareholders indirectly bear) its proportionate share of the expenses and fees of the Portfolio Funds and is also subject to incentive-based allocations to the Portfolio Managers.

        Expense Limitation

        Under the Management Agreement, the Adviser has agreed to the Expense
Limitation whereby the Adviser will reduce its management fees and absorb expenses to maintain total operating expenses (excluding placement fees, sales loads, taxes, interest, brokerage commissions, short sale dividend expenses, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) for the Master Fund at or below the annualized rate of 2.5% of the Master Fund's average net assets. Because placement fees, sales loads, taxes, interest, brokerage commissions, short sale dividend expenses, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation are excluded from the Expense Limitation, if the Master Fund incurs such costs and all other expenses remain the same the actual expenses of the Master Fund will be greater than 2.5% notwithstanding the Expense Limitation noted above. However, the
Master Fund does not

                                       44

currently anticipate incurring during the next twelve (12) months any of those expenses excluded from the Expense Limitation, and placement fees, if any, will be charged by Placement Agents directly to investors in the amount of up to three percent (3%) from each investor in the Fund whose Shares the Placement
Agent places (see "Subscription of Shares - Placement Fees"). In consideration of the Adviser's agreement to limit the Master Fund's expenses, the Master Fund will carry forward the amount of expenses reduced, paid or absorbed by the
Adviser in excess of the Expense Limitation for a period not to exceed three years from the end of the fiscal year in which they were incurred. Subject to authorization by the Board of Trustees, the Master Fund will reimburse the
Adviser for such amounts carried forward, which reimbursement will be made as promptly as possible, but only to the extent it does not cause the Master Fund's ordinary operating expenses to exceed the Expense Limitation. It is also possible that the expenses recouped may be greater than the reduction in expense rate. However, the amount that the Adviser can recoup can never exceed the aggregate amount of the reductions pursuant to the Expense Limitation during the permissible recoupment period. The Expense Limitation will remain in effect for the term of the investment management agreement between the Adviser and the
Master Fund (the "Management Agreement"). The Management Agreement, effective
February 22, 2005, had an initial term of two years, and continues for successive one year periods so long approved annually by either the Board of
Trustees or the Shareholders and a majority of the Independent Trustees. The continuation of the Management Agreement was last approved by the Board of
Trustees on March 8, 2007. The Management Agreement may be terminated at any time, upon 60 days' notice, by the Adviser or either the Board of Trustees or the Shareholders. Following termination of the Management Agreement, the Adviser shall no longer be entitled to recoup any fees that were reduced prior to such termination.

Fees

        Management Fee

        In consideration of the advisory and other services provided by the
Adviser to the Master Fund, the Master Fund, and indirectly the Fund, pays the
Adviser the Management Fee each month at the rate of (1)/12 of 2% (2% on an annualized basis) of the Master Fund's net assets. The Management Fee will be an expense out of the Master Fund's assets, and will be borne by Shareholders (see
"SUMMARY OF FUND EXPENSES"). Net assets for these purposes mean the total value of all assets of the Master Fund, less an amount equal to all accrued debts, liabilities and obligations of the Master Fund. The Management Fee is computed based on the net assets of the Master Fund as of the start of business on the first business day of each month, after adjustment for any subscriptions effective on that date, and is due and payable in arrears within ten business days after the end of each calendar quarter.

                            SUBSCRIPTIONS FOR SHARES

Subscription Terms

        The minimum initial investment in the Fund from each investor is
$100,000, and the minimum additional investment in the Fund is $50,000. For the purposes of these minimums, amounts constituting placement fees may be considered, even though placement fees are not deemed to be investments in, or subscriptions for, Shares. The minimum initial and additional investments may be reduced by the Fund with respect to individual investors or classes of investors
(for example, with respect to certain key employees or directors of the Adviser, the Subadviser or their affiliates). The Fund intends to accept subscriptions for Shares as of the first business day of each calendar month.

        All subscriptions are subject to the receipt of cleared funds prior to the applicable subscription date in the full amount of the subscription. The investor must also submit a completed subscription agreement before the applicable subscription date, provided that such subscription agreement may require both earlier submission of the completed agreement and earlier receipt by the Fund of cleared funds. The Fund reserves the right to reject any subscription for Shares and the Adviser may, in its sole discretion, suspend subscriptions for Shares at any time and from time to time.

        Except as otherwise permitted by the Fund initial and any additional subscriptions for Shares by any Shareholder must be paid in cash, and all payments must be transmitted by the time and in the manner that is specified in the subscription documents of the Fund. Initial and any additional subscriptions for Shares of will be

                                       45

payable in one installment. Although the Fund may accept payments in the form of securities in the discretion of the Adviser, the Fund has no intention at present of accepting payments in the form of securities. If the Fund chooses to accept a payment in the form of securities, the securities would be valued in the same manner as the Fund values its other assets.

        Each new Shareholder must agree to be bound by all of the terms of the
Trust Agreement. Each potential investor must also represent and warrant in a subscription agreement, among other things, that the investor is an "Eligible
Investor" as described below and is purchasing Shares for his, her or its own account, and not with a view to the distribution, assignment, transfer or other disposition of the Shares.

Eligible Investors

        The Fund is being offered only to one or more of the following investors with a special tax status (i.e., tax-exempt or tax-deferred investors; hence the
"TEI" in the Fund's name): (1) pension, profit-sharing, or other employee benefit trusts that are exempt from taxation under Section 501(a) of the
Internal Revenue Code of 1986, as amended (the "Code"), by reason of qualification under Section 401 of the Code; (2) employee benefit plans or other programs established pursuant to Sections 403(b), 408(k) and 457 of the Code;
(3) certain deferred compensation plans established by corporations, partnerships, non-profit entities or state and local governments, or government-sponsored programs; (4) certain foundations, endowments and other exempt organizations under Section 501(c) of the Code (other than organizations exempt under Section 501(c)(1)); (5) individual retirement accounts ("IRAs")
(including regular IRAs, spousal IRAs for a non-working spouse, Roth IRAs and rollover IRAs) and 403(b)(7) Plans; and (6) state colleges and universities. In addition, each prospective investor in the Fund will also be required to certify to the Fund that the Shares subscribed for are being acquired for the account of an "accredited investor" and "qualified client." "Accredited investor" is defined in Regulation D under the Securities Act and includes individuals with a net worth, or joint net worth with such individual's spouse, that exceeds
$1,000,000; individuals with an income in excess of $200,000 in each of the two most recent years, or joint income with such individual's spouse in excess of
$300,000 in each of those years, and having a reasonable expectation of reaching the same income level in the current year; directors or executive officers of the Fund; and certain institutional investors as described in Regulation D. The term "qualified client" is defined in Rule 205-3 under the Advisers Act and includes individuals who (1) have at least $750,000 under management with the
Adviser or Subadviser, or (2) have a net worth (or joint net worth with such individual's spouse) that exceeds $1,500,000, or (3) are directors, executive officers or other knowledgeable employees of the Adviser or Subadviser, or (4)
are "qualified purchasers" as defined in Section 2(a)(51)(A) of the 1940 Act.
Entities can also be "qualified clients" if they meet any one of the criteria set out in clauses (1), (2) or (4) above, although in certain cases each equity owner of certain entities may need to meet one of the applicable criteria set out in clauses (1)-(4) above. An investor who is tax-exempt or tax-deferred and is both an "accredited investor" and a "qualified client" is referred to in this
PPM as an "Eligible Investor." Existing Shareholders who subscribe for additional Shares will be required to qualify as Eligible Investors at the time of each additional subscription. The specific investor qualifications that must be met in becoming a Shareholder are set out in the subscription agreement that must be completed by each prospective investor.

Placement Fees

        Placement Agents may be retained by the Fund or the Adviser to assist in the placement of Shares. A Placement Agent, which may be affiliated with the
Adviser, will generally be entitled to receive a Placement Fee of up to three percent (3%) from each investor in the Fund whose Shares the Placement Agent places. The Placement Fee will be based on a formula that takes into account the amount invested through the Placement Agent, and will be either added to or deducted from a prospective investor's subscription amount depending on the requirements of the Placement Agent. The Placement Fee will not constitute an investment in Shares and it will not form part of the assets of the Fund. The
Placement Fee may be adjusted or waived at the sole discretion of the Placement
Agent, and is expected to be waived for institutional investors and certain control persons, officers and employees of the Adviser, Subadviser, Placement
Agents and certain of their affiliates. The Adviser and/or its affiliates may also compensate Placement Agents out of their own financial resources. The compensation paid by the Adviser and/or its affiliates to the Placement Agent may be significant in amount and the prospect of receiving such compensation may provide the Placement Agent an incentive to favor sales of Shares over other investment options.

                                       46

                REDEMPTIONS, REPURCHASES AND TRANSFERS OF SHARES

No Right of Redemption

        No Shareholder or other person holding Shares, or a portion of thereof acquired from a Shareholder, will have the right to require the Fund to redeem the Shares. No public market for Shares exists, and none will develop in the future. Consequently, Shareholders will not be able to liquidate their investment other than as a result of repurchases of Shares by the Fund, as described below.

Repurchases of Shares

        The Fund may from time to time repurchase Shares from Shareholders in accordance with written tenders by Shareholders at those times and on terms and conditions as the Board of Trustees may determine. In determining whether the
Fund should offer to repurchase Shares from Shareholders, the Board of Trustees will consider the recommendation of the Adviser. The Adviser currently expects that it will recommend to the Board of Trustees that the Fund offer to repurchase Shares from Shareholders, on a quarterly basis, effective on the last business day of each March, June, September and December, although there can be no assurance that the Adviser will make such recommendations or that the Fund will make such offers. The Master Fund's first offer to repurchase shares from its shareholders was made as of December 31, 2005 and the Master Fund has made quarterly offers to repurchase shares from its shareholders since that date. The
Adviser currently expects that it will not recommend repurchase of greater than
10% of outstanding Shares at any single Valuation Date, and, in any event, will not recommend during any taxable year aggregate repurchases that would equal or exceed an amount that could cause the Fund to be treated as a "publicly traded partnership" under applicable U.S. federal income tax laws and regulations.
However, no assurances can be given that these repurchases will occur.

        In determining whether to accept such a recommendation from the Adviser, the Board of Trustees will consider the following factors, among others:

        o   whether any Shareholders have requested to tender Shares to the
            Fund;

        o   the liquidity of the Fund's assets;

        o   the investment plans and working capital requirements of the Fund;

        o   the relative economies of scale of the tenders with respect to the size of the Fund;

        o   the history of the Fund in repurchasing Shares;

        o   the availability of information as to the value of the Fund's interests in the Portfolio Funds;

        o   the existing economic condition of the securities markets; and

        o   any anticipated tax consequences to the Fund of any proposed repurchases of Shares.

        The Fund's assets consist primarily of its interest in the Master Fund, which is held through the Offshore Fund. Therefore, in order to finance the repurchase of Shares pursuant to the tender offers, the Fund may find it necessary to liquidate all or a portion of its indirect interest in the Master
Fund. Because interests in the Master Fund may not be transferred, the Fund may withdraw a portion of its indirect interest only pursuant to repurchase offers by the Master Fund made to the Offshore Fund, and a distribution from the
Offshore Fund to the Fund of the proceeds. The Fund will not conduct a repurchase offer for Shares unless the Master Fund simultaneously conducts a
repurchase offer for the Master Fund's shares. [[       ] of the Fund's Board of
Trustees also serves as the Board of Trustees for the Master Fund and] the Board
expects that the Master Fund will conduct repurchase offers on a quarterly basis in order to permit the Fund to meet its obligations under its repurchase offers.
However, there

                                       47

are no assurances that the Board will, in fact, decide to undertake such a repurchase offer. The Fund cannot make a repurchase offer larger than a repurchase offer made by the Master Fund. The Adviser currently expects that it will not recommend repurchase offer greater than 10% of outstanding shares of the Fund or the Master Fund at any single valuation date for repurchase offer for the Master Fund's shares, and, in any event, will not recommend during any taxable year aggregate repurchases that would equal or exceed an amount that could cause the Fund or the Master Fund to be treated as a "publicly traded partnership" under applicable U.S. federal income tax laws and regulations. The
Master Fund will make repurchase offers, if any, to all of its investors, including the Fund (through the Offshore Fund), on the same terms, which practice may affect the size of the Master Fund's offers. Subject to the Master
Fund's investment restriction with respect to borrowings, the Master Fund may borrow money or issue debt obligations to finance its repurchase obligations pursuant to any such repurchase offer. The Master Fund may need to suspend or postpone repurchase offers if it is not able to dispose of its interests in
Portfolio Funds in a timely manner.

        When the Board of Trustees determines that the Fund will repurchase
Shares, notice will be provided to Shareholders describing the terms of the offer, containing information Shareholders should consider in deciding whether to participate in the repurchase opportunity, and containing information on how to participate. The repurchase offer will be on terms and conditions that the
Board of Trustees determines to be fair to the Fund, to all Shareholders, persons holding Shares acquired from Shareholders and/or applicable class or classes of Shareholders. The Fund will repurchase Shares on a pro rata basis from those Shareholders submitting written tenders in accordance with the repurchase offer. The value of a Shareholder's Shares that are being repurchased will be equal to the net asset value per Share of the Fund as of the date of the repurchase, multiplied by the number of the Shareholder's Shares that are being repurchased.

        Repurchases of Shares from Shareholders by the Fund may be paid, in the discretion of the Fund, in cash, or by the distribution of securities in-kind or partly in cash and partly in kind. The Fund, however, expects not to distribute securities in-kind except in the unlikely event that making a cash payment would result in a material adverse effect on the Fund or on Shareholders not tendering
Shares for repurchase. Repurchases will be effective after receipt and acceptance by the Fund of all eligible written tenders of Shares from
Shareholders. Any in-kind distribution of securities will be valued in accordance with the Trust Agreement and will be distributed to all tendering
Shareholders on a proportional basis. The ability of the Fund to make an in-kind distribution of securities may be limited by restrictions imposed by the
Portfolio Funds. In addition, Shareholders will continue to be subject to liquidation risk with respect to the securities distributed in-kind and
Shareholders may not be able to liquidate such securities. Shareholders' ability to liquidate any securities distributed in-kind may be restricted by resale limitations or substantial restrictions on transfer imposed by the Portfolio
Funds, by the issuers of securities in the case of in-kind distributions of securities of issuers held in directly managed accounts or special purposes investment vehicles, or by law. Shareholders may only be able to liquidate any securities distributed to them in-kind at a substantial discount from their value.

        The Fund does not impose any charges in connection with repurchases of
Shares, other than the 2% redemption fee if Shares are repurchased before the first anniversary of the initial purchase of such Shares by the Shareholder (see
"Repurchase Fee" below).

        The Trust Agreement provides that the Fund shall be dissolved if the
Shares of any Shareholder that has submitted a written request for the repurchase of all of its Shares by the Fund, in accordance with the terms of the
Trust Agreement, are not repurchased by the Fund within a period of two years following the date of the request; provided, however, that dissolution shall not be required if the Fund is unable to repurchase a Shareholder's Shares as a result of regulatory restrictions that prevent the Fund from fulfilling a repurchase request. Shares will be considered to have been repurchased upon delivery of a promissory note for the repurchase price as described under
"Repurchase Procedures" below (a "Promissory Note"). Due to the possibility of limited liquidity of the Portfolio Funds, it may take the Fund a substantial period of time to liquidate its assets, although the Fund would not expect complete liquidation to take longer than 2 years. As a result, your investment could be locked up for two years or substantially longer depending on the Fund's ability to repurchase Shares or liquidate its assets.

                                       48

Repurchase Procedures

        In light of liquidity constraints associated with the Fund's indirect investments in Portfolio Funds and that the Master Fund may have to effect withdrawals from those Portfolio Funds to pay for Shares being repurchased, the
Fund expects to employ the following repurchase procedures:

        Shares will be valued as of the Valuation Date, which will be the date
Shares are to be repurchased. The Valuation Date is generally expected to be the last business day of March, June, September or December of each year.

        On the Notification Date, which will generally be approximately 100 days prior to each Valuation Date, the Fund will notify the Shareholders in writing of the commencement of a repurchase offer, describing the terms of the offer, including the amount of Shares that it intends to repurchase.

        Each Shareholder may accept the repurchase offer, or withdraw a previous acceptance of the repurchase offer, in writing until the Expiration Date, which will be approximately 70 days prior to the Valuation Date. Any acceptance of the repurchase offer shall become a binding offer of tender if not withdrawn by the
Shareholder by written notice to the Fund prior to the Expiration Date.
Shareholders that elect to tender Shares for repurchase will not know the price at which such Shares will be repurchased until the Valuation Date, which is approximately 70 days after the Expiration Date. Shareholders will be subject to market risk during the time between the Expiration Date and the Valuation Date.
It is possible that during this 70 day period, general economic and market conditions, or specific events affecting one or more underlying Portfolio Funds, could cause a decline in the value of the Shares.

        In the event that the amount of Shares properly tendered by shareholders as of the Expiration Date exceeds the amount of Shares specified in the Fund's repurchase offer, the Fund may choose to accept for repurchase only the amount of Shares specified in the repurchase offer or such greater amount of Shares as the Fund may determine, in its sole discretion. In the event the Fund does not purchase all of the Shares tendered, the Fund will repurchase those Shares tendered on a pro rata basis, according to the relative amounts of Shares tendered by each Shareholder as of the Expiration Date. If a repurchase offer is oversubscribed by shareholders of the Fund and/or the Master Fund who tender shares of the Master Fund for repurchase, the Fund may choose to repurchase only a pro rata portion of the Shares tendered by each shareholder, even if the repurchase offer for Shares by Fund is not oversubscribed by its shareholders.
Additionally, if a repurchase offer for Shares is oversubscribed by shareholders at the Fund level, the Fund may choose to repurchase only a pro rata portion of the Shares tendered by each of its shareholder.

        A Shareholder who tenders for repurchase only a portion of its Shares will be required to maintain a minimum investment in Shares of $100,000, or such lesser amount as the Board of Trustees may determine. The Fund may reduce the portion of the Shares to be repurchased from a Shareholder so that the required minimum investment is maintained.

        No later than five business days after the Expiration Date, the Fund will give to each Shareholder whose Shares have been accepted for repurchase a notice indicating the acceptance of such Shares.

        Within ten business days after the Valuation Date, the Fund may give to each Shareholder whose Shares have been accepted for repurchase a Promissory
Note entitling the Shareholder to be paid an amount equal to the value, determined as of the Valuation Date, of the repurchased Shares. The Promissory
Note, which will be non-interest bearing and non-transferable, is expected to contain terms providing for payment at two separate times.

        The initial payment in respect of the Promissory Note (the "Initial
Payment") will be in an amount equal to at least 90% of the estimated value of the repurchased Shares, determined as of the Valuation Date. The Initial Payment will be made as of the later of (i) within 50 days after the Valuation Date, or
(ii) if the Master Fund has requested withdrawals of its capital from any
Portfolio Funds in order to fund the repurchase of Shares, within ten business days after the Master Fund has received at least 90% of the aggregate amount withdrawn by the Master Fund from the Portfolio Funds, which in certain circumstances may take a substantial period of time due to the

                                       49

possibility of limited liquidity of the Portfolio Funds, although the Fund would not expect such liquidation to take longer than 2 years.

        The second and final payment in respect of the Promissory Note (the
"Second Payment") is expected to be in an amount equal to the excess, if any, of
(i) the value of the repurchased Shares, determined as of the Valuation Date and based upon the results of the annual audit of the Fund's financial statements for the year in which the Valuation Date occurs, over (ii) the Initial Payment.
The Adviser anticipates that the annual audit of the Fund's financial statements will be completed within 60 days after the end of each fiscal year of the Fund, and that the Second Payment will be made no later than 30 days after the completion of the audit; provided, however, that the Board of Trustees, in its discretion, may determine that the Second Payment be paid prior to completion of the Fund's audit. Under certain circumstances, Shares accepted for tender may be paid by combining the Initial Payment and the Second Payment into a single payment.

        Although the amounts required to be paid by the Fund under the
Promissory Note will generally be paid in cash, the Fund may under certain limited circumstances pay all or a portion of the amounts due by an in-kind distribution of securities. The ability of the Fund to pay amounts due by in-kind distributions will in certain circumstances be impacted by restrictions on in-kind distributions to which the Portfolio Funds may be subject.

        Upon its acceptance of tendered Shares for repurchase, the Fund will maintain on its books a segregated account consisting of (i) cash, (ii) liquid securities, or (iii) shares of the Master Fund that the Fund (through the
Offshore Fund) has requested be repurchased (or any combination of them), in an amount equal to the aggregate estimated unpaid dollar amount of the Promissory
Notes issued to Shareholders tendering Shares.

        If modification of the Fund's repurchase procedures as described above is deemed necessary to comply with regulatory requirements, the Board of
Trustees will adopt revised procedures reasonably designed to provide
Shareholders substantially the same liquidity for Shares as would be available under the procedures described above.

        Payment for repurchased Shares may require the Fund to liquidate a portion of its interest in the Offshore Fund and require the Offshore Fund to liquidate a portion of its interest in the Master Fund which may, in turn, need to liquidate portfolio holdings earlier than the Adviser would otherwise have caused these holdings to be liquidated, potentially resulting in losses, and may increase the Master Fund's investment related expenses as a result of higher portfolio turnover rates. The Adviser intends to take measures, subject to policies as may be established by the Master Fund's board of trustees, to attempt to avoid or minimize potential losses and expenses resulting from the repurchase of Shares.

Repurchase Fee

        If a Shareholder tenders any of its Shares to the Fund for repurchase and such Shares are repurchased by the Fund before the first anniversary after such Shares were purchased by the Shareholder, a repurchase fee equal to two percent (2%) of the value of the Shares repurchased will be levied by the Fund against the Shareholder.

Mandatory Repurchase

        The Trust Agreement provides that the Fund may repurchase Shares of a
Shareholder or any person acquiring Shares from or through a Shareholder under certain circumstances, including if:

        a.  such Shares, or a portion thereof, have been transferred or have vested in any person by operation of law as the result of the death, dissolution, bankruptcy or incompetency of a Shareholder;

        b.  ownership of Shares by a Shareholder or other person is likely to cause the Fund to be in violation of, or require registration of any
            Shares under, or subject the Fund to additional registration or regulation order, the securities, commodities or other laws of the
            United States or any other relevant jurisdiction, or may subject the
            Fund or any of the Shareholders to an undue risk of adverse tax or other fiscal or regulatory consequences;

                                       50

        c.  continued ownership of such Shares may be harmful or injurious to the business or reputation of the Fund or the Adviser (for example, if continued ownership by a Shareholder would result in legal, regulatory or money laundering issues for the Fund), or may subject the Fund or any of the Shareholders to an undue risk of adverse tax or other fiscal consequences; or

        d.  any of the representations and warranties made by a Shareholder in connection with the acquisition of the Shares was not true when made or has ceased to be true.

Transfers of Shares

        Shares held by a Shareholder may be transferred only:

        a.  by operation of law pursuant to the death, divorce, bankruptcy, insolvency or dissolution of the Shareholder; or

        b.  under certain limited circumstances, with the written consent of the
            Board of Trustees, which may be withheld in its sole discretion and is expected to be granted, if at all, only under extenuating circumstances.

        Notice to the Fund of any proposed transfer of Shares must include evidence satisfactory to the Board of Trustees that the proposed transferee meets any requirements imposed by the Fund with respect to investor eligibility and suitability, including the requirement that any investor (or investor's beneficial owners in certain circumstances) is an Eligible Investor. Notice of a proposed transfer of Shares must also be accompanied by a properly completed subscription agreement in respect of the proposed transferee. The Board of
Trustees will not consent to a transfer of Shares by a Shareholder unless the transfer is to a single transferee or after the transfer of the Shares, the minimum investment in Shares of each of the transferee and transferor is not less than $100,000. A Shareholder transferring Shares may be charged reasonable expenses, including attorneys' and accountants' fees, incurred by the Fund in connection with the transfer. In connection with any request to transfer Shares, the Board of Trustees may require the Shareholder requesting the transfer to obtain, at the Shareholder's expense, an opinion of counsel selected by the
Board of Trustees as to such matters as the Board of Trustees may reasonably request.

        Any transferee acquiring Shares of a Shareholder in accordance with this
PPM and the Trust Agreement will be entitled to all rights of a Shareholder. If a Shareholder transfers Shares with the approval of the Board of Trustees, the
Fund will promptly take all necessary actions so that each transferee or successor to whom the Shares are transferred is recognized on the books and records of the Fund.

        In subscribing for Shares, a Shareholder agrees to indemnify and hold harmless the Fund, the Board of Trustees, the Adviser, the Subadviser, the
Administrator, each other Shareholder and any of their affiliates against all losses, claims, damages, liabilities, costs and expenses (including legal or other expenses incurred in investigating or defending against any losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement), joint or several, to which those persons may become subject by reason of or arising from any transfer made by that Shareholder in violation of these provisions or any misrepresentation made by that Shareholder in connection with any such transfer.

                        CAPITAL ACCOUNTS AND ALLOCATIONS

Capital Accounts

        The Fund will maintain a separate capital account for each Shareholder
(including the Adviser, the Subadviser or any of their respective affiliates to the extent any of them contributes capital to the Fund as a Shareholder). Each such capital account will have an opening balance equal to the Shareholder's initial contribution to the capital of the Fund and will be increased by the sum of the amount of cash and the value of any securities contributed by the
Shareholder to the capital of the Fund, plus any amounts credited to the
Shareholder's capital account as described below. Each Shareholder's capital account will be reduced by the sum of the amount of any repurchase by the Fund of the Share, or portion of an Share, held by the Shareholder, plus the amount of

                                       51

any distributions to the Shareholder that are not reinvested, plus any amounts debited against the Shareholder's capital account as described below.
Shareholders will not be subject to assessments, "capital calls" or further contributions.

        Capital accounts of Shareholders are adjusted as of the close of business on the last day of each of the Fund's fiscal periods. Fiscal periods begin on the day after the last day of the preceding fiscal period and end at the close of the Fund's business on the first to occur of the following: (i) the last day of a fiscal year of the Fund; (ii) the last day of a taxable year of the Fund; (iii) the day preceding any day on which a contribution to the capital of the Fund is made; (iv) any day on which the Fund repurchases any Share or portion of a Share of any Shareholder; or (v) any day on which any amount is credited to or debited against the capital accounts of all Shareholders in accordance with their "investment percentages". An "investment percentage" will be determined for each Shareholder as of the start of each fiscal period by dividing the balance of the Shareholder's capital account as of the commencement of the period by the sum of the balances of all capital accounts of all
Shareholders as of that date.

Allocation of Net Profits and Net Losses

        Net profits or net losses of the Fund for each fiscal period will be allocated among and credited to or debited against the capital accounts of all
Shareholders as of the last day of the fiscal period in accordance with
Shareholders' respective investment percentages for the fiscal period. Net profits or net losses will be measured as the net change in the value of the net assets of the Fund, including any net change in unrealized appreciation or depreciation of investments and realized income and gains or losses and accrued expenses, before giving effect to any repurchases by the Fund of Shares or portions of Shares, and excluding the amount of any items to be allocated among the capital accounts of the Shareholders other than in accordance with the
Shareholders' investment percentages. Allocations for U.S. federal income tax purposes generally will be made among Shareholders so as to reflect equitably amounts credited or debited to each Shareholder's capital account for the current and prior calendar years. See "TAX ASPECTS - Tax Treatment of Fund's
Operations - Allocation of Profits and Losses".

Allocation of Special Items - Certain Withholding Taxes and Other Expenditures

        Any expenditures payable by the Fund, including any tax obligations, to the extent paid or withheld on behalf of, or by reason of particular circumstances applicable to, one or more but fewer than all of the Shareholders, will generally be charged to only those Shareholders on whose behalf the payments are made or whose circumstances gave rise to the payments. These charges will be debited to the capital accounts of the applicable Shareholders as of the close of the fiscal period during which the items were paid or accrued by the Fund.

Reserves

        The Fund may cause appropriate reserves to be created, accrued and charged against net assets and proportionately against the capital accounts of the Shareholders for contingent liabilities as of the date the contingent liabilities become known to the Fund. Reserves will be in such amounts (subject to increase or reduction) that the Board of Trustees may deem necessary or appropriate. The amount of any reserves and any increase or decrease in them will be proportionately charged or credited, as appropriate, to the capital accounts of those investors who are Shareholders at the time when the reserves are created, increased or decreased, regardless of whether they were
Shareholders at the time, as determined by the Fund, of the act or omission giving rise to the contingent liability for which the reserve was established, increased or decreased. As a result, any reserves charged or credited to
Shareholders that were not Shareholders at the time such contingent liability arose will be to the detriment of such Shareholders and to the benefit of those current and former Shareholders that were Shareholders at the time such contingent liability arose. Conversely, any reserves not charged or credited to
Shareholders that were Shareholders at the time such contingent liability arose will be to the benefit of such former Shareholders and to the detriment of those
Shareholders to which such reserves are charged or credited.

                                   TAX ASPECTS

        The following discussion is not intended to be a complete discussion of all applicable federal tax consequences of an investment in the Fund. The Fund has not sought a ruling from the Internal Revenue Service

                                       52

(the "IRS") or any other U.S. federal, state or local agency with respect to any tax matters affecting the Fund, nor has Paul, Hastings, Janofsky & Walker LLP
expressed any opinion in respect thereof, except as described below.

        The summary of the U.S. federal income tax treatment of the Fund set out below is based upon the Code, judicial decisions, Treasury Regulations (the
"Regulations") and rulings in effect on the date of this PPM, all of which are subject to change, possibly with retroactive effect. The summary does not discuss the effect, if any, of various proposals to amend the Code that could change certain of the tax consequences of an investment in the Fund.

        The summary does not discuss all of the tax consequences that may be relevant to a particular investor or to certain investors subject to special treatment under the U.S. federal income tax laws, such as insurance companies.
In addition, nonresident aliens and other foreign persons are subject to different tax rules, and may be subject to United States federal income tax withholding on certain payments received from the Fund. Entities exempt from
U.S. federal income tax, should, in addition to reviewing the discussions below, focus on those sections of the PPM regarding liquidity and other financial matters to determine whether the investment objectives of the Fund are consistent with their overall investment plans. Each prospective investor should consult with his, her or its own tax advisor in order fully to understand the
U.S. federal, state, local and non-U.S. income tax consequences of an investment in the Fund.

        The following discussion is not intended or written to be used, and cannot be used by any person, for the purpose of avoiding United States federal tax penalties, and was written to support the promotion or marketing of the
Fund. Each investor should seek advice based on such person's particular circumstances from an independent tax advisor.

Tax Treatment of the Fund's Operations

        Classification of the Fund

        The Fund will receive an opinion of Paul, Hastings, Janofsky & Walker
LLP, counsel to the Fund, substantially to the effect that based on the Code and the Regulations, as in effect on the date of the opinion, as well as under relevant authority interpreting the Code and the Regulations, and the Trust
Agreement and certain representations of the Board of Trustees, the Adviser and the Subadviser, the Fund will be treated as a partnership for U.S. federal income tax purposes and not as an association taxable as a corporation. Paul,
Hastings, Janofsky & Walker LLP also will provide the Fund with an opinion substantially to the effect that, based upon, among other things, the restrictions on transferability of the Shares in the Fund and the limitations on any right to have the Shares repurchased by the Fund at the request of the
Shareholders, the anticipated operations of the Fund and certain representations of the Board of Trustees, the Adviser and the Subadviser, the Shares in the Fund
will not be readily tradable on a secondary market (or the substantial equivalent of such a market) and, therefore, that the Fund will not be treated as a "publicly traded partnership" taxable as a corporation.

        However, the opinions of counsel received by the Fund are not binding on the IRS or the courts and will be based on representations from the Fund made at the time of the opinion's issuance as to the Fund's future operations. If it were determined that the Fund should be treated as an association or a publicly traded partnership taxable as a corporation for U.S. federal income tax purposes
(as a result of, for example, a successful challenge to the Fund's reporting position by the IRS, changes in the Code or the Regulations or judicial interpretations of the Code and/or the Regulations, a material adverse change in facts, or otherwise), the taxable income of the Fund would be subject to corporate income tax when recognized by the Fund; distributions of that income, other than in certain redemptions of Shares, would be treated as dividend income when received by the Shareholders to the extent of the current or accumulated earnings and profits of the Fund; and Shareholders would not be entitled to report profits or losses realized by the Fund.

        The balance of the discussion below is based on the assumption that the
Fund will be treated as a partnership for U.S. federal income tax purposes.
Unless otherwise indicated, references in the discussion to the tax consequences of the Fund's investments, activities,

                                       53

income, gain and loss, include the direct investments, activities, income, gain and loss of the Fund, and those indirectly attributable to the Fund as a result of it being an indirect investor in a Portfolio Fund.

        As an entity taxed as a partnership, the Fund will not itself be subject to U.S. federal income tax. The Fund will file an annual partnership information return with the IRS that reports the results of its operations. Each Shareholder will be required to report separately on the Shareholder's income tax return the
Shareholder's distributive share of the Fund's net long-term capital gain or loss, net short-term capital gain or loss and all other items of ordinary income or loss. Each Shareholder will be taxed on the Shareholder's distributive share of the Fund's taxable income and gain regardless of whether the Shareholder has received or will receive a distribution from the Fund. Companies such as the
Fund with 100 or more partners may elect to have a special set of rules and procedures apply that are intended to simplify the calculation and reporting of certain partnership items, and the handling of Fund audits. If the Fund is eligible, the Board of Trustees may elect to have such rules and procedures apply to the Fund if it believes that they may be beneficial to a majority of the Shareholders. Once the election is made, it cannot be revoked without the consent of the IRS. No assurance can be given that, if the election is made, the anticipated benefits will be realized. In addition, the election could in some cases have an adverse effect on the Shareholders.

        Allocation of Profits and Losses

        Under the Trust Agreement, the Fund's net capital appreciation or net capital depreciation for each accounting period of the Fund is allocated among the Shareholders and to their capital accounts without regard to the amount of income or loss recognized by the Fund for U.S. federal income tax purposes.
Items of income, deduction, gain, loss or credit recognized by the Fund for each taxable year will generally be allocated for income tax purposes among the
Shareholders pursuant to the Regulations, based upon amounts of the Fund's net capital appreciation or net capital depreciation allocated to each Shareholder's capital account for the current and prior taxable years.

        Under the Trust Agreement, the Board of Trustees has the discretion to specially allocate an amount of the Fund's capital gain (including short-term capital gain) and ordinary income or capital loss and ordinary loss for U.S.
federal income tax purposes to a withdrawing Shareholder to the extent that the
Shareholder's capital account exceeds his, hers or its U.S. federal income tax basis in his, her or its Shares, or such Shareholder's U.S. federal income tax basis exceeds his, her or its capital account. No assurance can be given that, if the Board of Trustees makes such a special allocation, the IRS will accept the allocation. If the allocation were successfully challenged by the IRS, the
Fund's gains allocable to the remaining Shareholders could be increased.

        Tax Elections; Returns; Tax Audits

        The Code provides for optional adjustments to the basis of partnership property upon distributions of partnership property to a partner and transfers of partnership interests (including by reason of death) if a partnership election has been made under Section 754 of the Code. The Board of Trustees, in its sole discretion, may cause the Fund to make such an election. Any such election, once made, cannot be revoked without the consent of the IRS. The effect of any such election may depend upon whether any Portfolio Fund also makes such an election. As a result of the complexity and added expense of the tax accounting required to implement an election, the Board of Trustees currently does not intend to make an election. Even if the Fund does not make an election under Code Section 754, the Code does require mandatory adjustments (as if an election were in place) to the Fund's basis in certain loss assets upon certain triggering events, such as a transfer of an interest in the Fund. The mandatory adjustments in certain cases may be avoided if the Fund is an
"electing investment partnership." The Fund does not anticipate that it will elect to be an electing investment partnership.

        The Board of Trustees decides how to report the partnership items on the
Fund's tax returns, and all Shareholders are required under the Code to treat the items consistently on their own returns, unless they file a statement with the IRS disclosing the inconsistency, which inconsistency is in accordance with federal tax laws. In light of the uncertainty and complexity of certain applicable U.S. tax laws, the IRS may not agree with the manner in which the
Fund's items have been reported. In the event the income tax returns of the Fund are audited by the IRS, the tax treatment of the Fund's income and deductions generally will be determined at the Fund level in a single

                                       54

proceeding rather than by individual audits of the Shareholders. The Adviser will be the Fund's "Tax Matters Partner" and in that capacity will have the authority to bind Shareholders to settlement agreements and the right on behalf of all Shareholders to extend the statute of limitations relating to the
Shareholders' tax liabilities with respect to Fund items.

Tax Consequences to a Withdrawing Shareholder

        A Shareholder receiving a cash liquidating distribution from the Fund, in connection with a complete or partial withdrawal from the Fund, generally will recognize capital gain or loss to the extent of the difference between the proceeds received by the Shareholder and the Shareholder's adjusted tax basis in his, her or its Shares. The capital gain or loss will be short-term or long-term, depending upon the Shareholder's holding period for his, her or its
Shares. A withdrawing Shareholder will, however, recognize ordinary income to the extent the Shareholder's allocable share of the Fund's "unrealized receivables" exceeds the Shareholder's basis in the unrealized receivables (as determined under the Regulations). For these purposes, accrued but untaxed market discount, if any, on securities held by the Fund will be treated as an unrealized receivable, with respect to which a withdrawing Shareholder would recognize ordinary income. A Shareholder receiving a cash nonliquidating distribution will recognize income in a similar manner only to the extent that the amount of the distribution exceeds the Shareholder's adjusted tax basis in his, her or its Shares (except that the Shareholder could recognize ordinary income nevertheless with respect to a reduction in its share of "unrealized receivables").

        The Board of Trustees may specially allocate items of Fund capital gain
(including short-term capital gain), ordinary income, losses or expenses to a withdrawing Shareholder to the extent the Shareholder's capital account would otherwise differ from the Shareholder's adjusted tax basis in his, her or its
Shares. The special allocation may result in the withdrawing Shareholder recognizing short-term capital gain or ordinary income instead of long-term capital gain during the tax year in which the Shareholder receives its liquidating distribution upon withdrawal.

        Distributions of Property

        A partner's receipt of a distribution of property from a partnership is generally not taxable, except that a distribution consisting of marketable securities generally is recharacterized as a distribution of cash (rather than property) unless the distributing partnership is an "investment partnership" and the recipient is an "eligible partner" within the meaning of the Code. The Board of Trustees will determine at the appropriate time whether the Fund qualifies as an "investment partnership." If the Fund qualifies, and if a Shareholder is an
"eligible partner," which term should include a Shareholder whose contributions to the Fund consisted solely of cash, the recharacterization rule described above would not apply.

Classification of the Offshore Fund

        The tax status of the Offshore Fund and its shareholders under the tax laws of the Cayman Islands and the United States is summarized below. The summary is based on the assumption that the Offshore Fund is owned, managed and operated as contemplated and reflects counsel's consideration of the fact that shares of the Offshore Fund will be held by the Fund and that Shares in the Fund will be held by U.S. tax-exempt entities. The summary is based on existing laws as applied on the date of this PPM but no representation is made or intended by the Offshore Fund (i) that changes in such laws or their application or interpretation will not be made in the future or (ii) that the IRS will agree with the interpretation described below as applied to the method of operation of the Offshore Fund. Persons interested in subscribing for Shares in the Fund should consult their own tax advisers with respect to the tax consequences, including the income tax consequences, if any, to them of the purchase, holding, redemption, sale or transfer of Shares.

        1. The Offshore Fund will be classified as an association taxable as a corporation for United States federal income tax purposes.

        2. The Offshore Fund generally will not be subject to taxation by the
United States on income or gain realized by the Master Fund from its stock, securities, commodities or derivatives trading for a taxable year,

                                       55

provided that the Offshore Fund is not engaged or deemed to be engaged in a U.S.
trade or business during a taxable year to which such income, gain or loss of the Master Fund is treated as effectively connected.

        To the extent that the Master Fund is not deemed to be engaged in a U.S.
trade or business, the Offshore Fund will not be subject to any U.S. federal income tax on its capital gains, whether from sources within or outside the
United States to the extent that securities in which the Master Fund invests are not classified as United States real property interests within the meaning of
Section 897 of the Code. The Master Fund does not intend to invest in any securities that would be classified as United States real property interests.
The Offshore Fund will, however, be subject to a U.S. withholding tax at a 30%
rate applicable to dividends and certain interest income considered to be from sources within the United States. To maximize the availability of the exemption from such withholding for "portfolio interest," the Offshore Fund will provide the Master Fund with a statement regarding the Offshore Fund's foreign status on
IRS Form W-8BEN or its equivalent. Also, the Offshore Fund does not expect to maintain cash reserves, but generally intends to invest any cash reserves that may exist in a manner so as not to be subject to such 30% withholding.

        An investment in the Master Fund should not cause the Offshore Fund to receive income that is "effectively connected" with a U.S. trade or business so long as (i) the Master Fund is not considered a dealer in stock, securities or commodities and does not regularly offer to enter into, assume or otherwise terminate positions in derivatives with customers, (ii) the U.S. business activities of the Master Fund and the Portfolio Fund consist solely of trading stock, securities, commodities and derivatives for its own account (and in the case of commodities, is limited to trading in commodities of a kind customarily dealt in on an organized exchange in transactions of a kind customarily consummated at such place) and (iii) any entity treated as a partnership for
U.S. federal income tax purposes in which the Master Fund invests is also not deemed to be engaged in a U.S. trade or business. With respect to condition
(iii), the Master Fund has no control over whether the entities treated as partnerships for U.S. federal income tax purposes in which the Master Fund invests are engaged or deemed to be engaged in a U.S. trade or business. The
Master Fund, however, intends to use reasonable efforts to reduce or eliminate the extent to which it allocates investment assets to entities treated as partnerships for U.S. federal income tax purposes that are engaged or deemed to be engaged in a U.S. trade or business.

        In the event that the Master Fund were found to be engaged in a U.S.
trade or business during any taxable year, the Offshore Fund would be required to file a U.S. federal income tax return for such year on IRS Form 1120-F and pay tax at full U.S. rates on the portion of its income that is treated as effectively connected with such U.S. trade or business, and an additional 30%
branch profits tax would be imposed. In addition, in such event, the Master Fund would be required to withhold such taxes from the income or gain allocable to the Offshore Fund under Section 1446 of the Code.

        3. Eligible Investors generally are exempt from U.S. federal income tax except to the extent that they have UBTI. UBTI is income from a trade or business unrelated to the trade or business regularly carried on by a tax-exempt entity. UBTI in excess of $1,000 (U.S.) in any year is taxable and may result in an alternative minimum tax liability. In view of this special problem, a tax-exempt investor should consult its tax adviser before purchasing Units. It will be the responsibility of any tax-exempt investor investing in the Fund to keep its own records with respect to UBTI and file its own IRS Form 990-T with respect thereto.

        Various types of income, including dividends, interest, royalties, rents from real property (and incidental personal property) and gains from the sale of property other than inventory and property held primarily for sale to customers are excluded from UBTI so long as such income is not derived from debt-financed property. To the extent that the Offshore Fund holds property that constitutes debt-financed property (e.g., purchases securities on margin or through other means of leverage) or property primarily for sale to customers ("dealer"
property) or becomes actively involved in trading securities, income attributable to such property or activity may constitute UBTI. However, UBTI of an entity classified for U.S. income tax purposes as a corporation generally does not pass through a corporation to its U.S. tax-exempt shareholders.

        The Code provides two taxing regimes that have the effect of taxing U.S.
persons currently on some or all of their pro rata share of the income of a foreign corporation, even though such income has not actually been distributed to them. These regimes involve the taxation of U.S. shareholders of (i) "passive foreign investment

                                       56

companies" ("PFICs") and (ii) "controlled foreign corporations" ("CFCs").
Because all of the shares of the Offshore Fund will be held by the Fund, which is a U.S. partnership for income tax purposes, the Offshore Fund will be considered a CFC for U.S. income tax purposes.

        A "U.S. shareholder" (as defined below) of a CFC generally must include in income currently its pro rata share of, among other things, the CFC's
"Subpart F income," whether or not currently distributed to such shareholder.
"Subpart F income" includes the various types of passive types of investment income such as dividends, interest, gains from the sale of stock or securities, and gains from futures transactions in commodities. A "U.S. shareholder" is generally defined as any U.S. person (including a U.S. partnership) that owns
(or, after the application of certain constructive stock ownership rules, is deemed to own) 10% or more of the total combined voting power of all classes of stock entitled to vote of the foreign corporation. A foreign corporation will be treated as a CFC if more than 50% of the stock of such foreign corporation, determined by reference to either vote or value, is owned (or, after the application of certain constructive stock ownership rules, is deemed to be owned) by "U.S. shareholders." Because the Fund, a U.S. company, will own 100%
of the stock of the Offshore Fund, the Offshore Fund will be treated as a CFC.

        "Subpart F income" of a CFC that is currently taxed to a "U.S.
shareholder" is not subject to tax again in its hands when actually distributed to such shareholder. Where income is taxable under both the PFIC rules and
Subpart F, Subpart F is given precedence, and such income is taxed only once. In addition, a corporation will not be treated with respect to a shareholder as a
PFIC during the "qualified portion" of such shareholder's holding period with respect to stock in such corporation. Generally, the term "qualified portion"
means the portion of the shareholder's holding period during which the shareholder is a "U.S. shareholder" (as defined above) and the corporation is a
CFC.

        Under current law applicable to U.S. tax-exempt entities, income attributed from a CFC or PFIC to a tax-exempt entity is taxable to a tax-exempt entity only if the income attributed from the CFC or PFIC is made taxable to the tax-exempt entity under the Code and regulations relating to particular categories of UBTI (for example, if the Offshore Fund were to generate certain insurance income as defined in Section 512(b)(17) of the Code). The Offshore
Fund does not expect to generate UBTI of this type.

        The Fund will receive an opinion of Paul, Hastings, Janofsky & Walker
LLP, counsel to the Fund, that under the provisions of the Code and the
Regulations, as in effect on the date of the opinion, as well as under the relevant authority interpreting the Code and the Regulations, and based upon certain representations of the Board, income of the Fund allocable to tax-exempt investors (subject to certain exceptions) should not constitute UBTI. The Fund has not sought a ruling from the IRS with respect to any of the tax issues affecting the Fund. If the Fund's interpretations are incorrect and Shareholders are subjected to UBTI taxation, the Fund's Board of Trustees will consider all relevant options, including the possible dissolution of the Fund.

        The foregoing discussion is intended to apply primarily to exempt organizations that are qualified plans. The UBTI of certain other exempt organizations may be computed in accordance with special rules. Further, certain types of tax-exempt entities under the Code, such as "charitable remainder trusts" that are required to make taxable distributions based upon income received from all sources, may be disadvantaged under the rules relating to CFCs and PFICs in a manner similar to taxable investors. Charitable remainder trusts are generally required, under their trust instruments and for purposes of qualifying under the Code for tax exemption, to make current distributions of all or a significant portion of their income. As an investor in a CFC, such a trust would be deemed to receive income each year from the CFC whether or not the CFC currently distributes such income. For these reasons, the Fund would not be an appropriate investment for charitable remainder trusts.

        4. There are no income, corporation, capital gains or other taxes in effect in the Cayman Islands on the basis of present legislation. The Offshore
Fund is an EC under Cayman Islands law and received an undertaking on March 22,
2005 from the Governor-in-Council of the Cayman Islands, pursuant to Section 6 of the Tax Concessions Law (1999 Revision), that for a period of 20 years from the date of issue of the undertaking, no law that is enacted in the Cayman
Islands imposing any tax or duty to be levied on income, profits, gains or appreciations shall apply to it or its operations, and no such tax or any tax in the nature of estate duty or inheritance tax shall be payable on or in respect of its shares, debentures or other obligations or by way of withholding in whole or in part of any payment of

                                       57

dividend or other distribution of its income or capital to its shareholders or any payment of principal or interest or other sums due under its debentures or other obligations. No capital or stamp duties are levied in the Cayman Islands on the issue, transfer or redemption of shares. An annual registration fee will be payable by the Offshore Fund to the Cayman Islands government which will be calculated by reference to the nominal amount of its authorized capital. There are no exchange controls in the Cayman Islands.

        Because the Offshore Fund will be treated as a corporation for federal income tax purposes, however, the Fund, and therefore Shareholders, will receive taxable income to the extent of dividends paid by the Offshore Fund or earlier in the event that the CFC rules (mentioned above) require the Fund to include all or any portion of the Offshore Fund's income in its own income even when no dividends are paid. The Offshore Fund's income will be its share of the taxable income of the Master Fund, which, in turn will receive allocations of its shares of the taxable income of the Portfolio Funds. Generally, neither the Fund nor the Offshore Fund will have any power to control the timing of cash distributions by the Portfolio Funds. In addition, the Fund does not intend to make periodic distributions of its net income or gains, if any, to Shareholders.
The amount and timing of any distributions will be determined in the sole discretion of the Board. Accordingly, it is likely that a Shareholder's share of taxable income from the Fund could exceed the distributions, if any, the
Shareholder receives form the Fund. As discussed below, Shareholders will be furnished with a tax information report annually stating each Shareholder's respective share of the Fund's tax items. Shareholders which are tax-exempt entities generally will not be subject to income tax on their allocable share of the Fund's income and gains.

Non-U.S. Taxes

        Certain dividends and interest directly or indirectly received by the
Fund from sources outside the U.S. may be subject to non-U.S. withholding taxes.
In addition, the Master Fund or a Portfolio Fund may be subject to non-U.S.
capital gains taxes imposed by countries in which they purchase and sell securities. The Fund cannot predict in advance the rate of non-U.S. tax it will directly or indirectly pay, as the amount of the Master Fund's assets to be invested in various countries is not known at this time.

Unrelated Business Taxable Income

        An organization that is exempt from U.S. federal income tax is generally not subject to such tax on its passive investment income, such as dividends, interest and capital gains, whether realized by the organization directly or indirectly through a partnership in which it is a partner. This type of income is exempt (subject to the discussion of "unrelated debt financed income" below)
even if it is realized from securities trading activity that constitutes a trade or business.

        This general exemption available to an exempt organization from U.S.
federal income tax does not apply to the "unrelated business taxable income"
("UBTI") of such an organization. Except as noted above with respect to certain categories of exempt trading activity, UBTI generally includes income or gain derived (either directly or through partnerships) from a trade or business, the conduct of which is substantially unrelated to the exercise or performance of the organization's exempt purpose or function.

        UBTI includes not only trade or business income or gain or gain as described above, but also "unrelated debt-financed income." This latter type of income generally consists of (i) income derived by an exempt organization
(directly or through a partnership) from income-producing property with respect to which "acquisition indebtedness" is incurred at any time during the taxable year; and (ii) gains derived by an exempt organization (directly or through a partnership) from the disposition of property with respect to which there is acquisition indebtedness at any time during the twelve-month period ending with the date of the disposition.

        The Master Fund may incur "acquisition indebtedness" with respect to certain of its transactions, such as the purchase of securities on margin. Based upon a published ruling issued by the IRS that indicates that income and gain with respect to short sales of publicly traded stock does not constitute income from debt financed property for purposes of computing UBTI, the Master Fund will treat its short sales of securities as not involving "acquisition indebtedness"
and not resulting in UBTI. Moreover, income realized from option writing and futures contract transactions generally would not constitute UBTI. To the extent the Master Fund recognizes income in the form of

                                       58

dividends and interest from securities with respect to which "acquisition indebtedness" is incurred during a taxable year, the percentage of the income that will be treated as UBTI generally will be equal to the amount of the income times a fraction, the numerator of which is the "average acquisition indebtedness" incurred with respect to the securities, and the denominator of which is the "average amount of the adjusted basis" of the securities during the taxable year.

        To the extent the Master Fund recognizes gain from securities with respect to which "acquisition indebtedness" is incurred at any time during the twelve-month period ending with the date of their disposition, the portion of the gain that will be treated as UBTI will be equal to the amount of the gain times a fraction, the numerator of which is the highest amount of the
"acquisition indebtedness" with respect to the securities, and the denominator of which is the "average amount of the adjusted basis" of the securities during the taxable year. In determining the unrelated debt-financed income of the
Master Fund, an allocable portion of deductions directly connected with the
Master Fund's debt-financed property will be taken into account. In making such a determination, for instance, a portion of losses from debt-financed securities
(determined in the manner described above for evaluating the portion of any gain that would be treated as UBTI) would offset gains treated as UBTI.

        The calculation of the Master Fund's "unrelated debt-financed income"
will be complex and will depend on the amount of leverage used by the Master
Fund from time to time; the amount of leverage used by Portfolio Funds; and
other UBTI generated by those Funds. As a result of this complexity, the Master
Fund cannot predict the percentage of its income and gains that will be treated as UBTI.

        Although the Offshore Fund might be considered to receive income that would be characterized as UBTI in the hands of a tax-exempt entity, the Offshore
Fund is treated as a corporation for U.S. income tax purposes. As described above, a tax-exempt investor in an organization treated as a partnership for federal income tax purposes will be attributed its allocable share of UBTI generated by the partnership's activities. UBTI, on the other hand (except in the case of a captive foreign insurance company, which the Offshore Fund is not), generally does not pass through to the shareholders of an organization that is treated as a corporation for federal income tax purposes.

Certain Matters Relating to Specific Exempt Organizations

        Private Foundations

        Private foundations and their managers are subject to U.S. federal excise taxes if they invest "any amount in such a manner as to jeopardize the carrying out of any of the foundation's exempt purposes." This rule requires a foundation manager, in making an investment, to exercise "ordinary business care and prudence" under the facts and circumstances prevailing at the time of making the investment, in providing for the short-term and long-term needs of the foundation to carry out its exempt purposes. The factors that a foundation manager may take into account in assessing an investment include the expected rate of return (both income and capital appreciation), the risks of rising and falling price levels, and the need for diversification within the foundation's portfolio.

        Tax-exempt organizations that are private foundations, with certain exceptions, are subject to a 2% U.S. federal excise tax on their "net investment income." The rate of the excise tax for any taxable year may be reduced to 1% if a private foundation meets certain distribution requirements for the taxable year. A private foundation will be required to make payments of estimated tax with respect to this excise tax.

        To avoid the imposition of an excise tax, a private foundation may be required to distribute on an annual basis its "distributable amount," which includes, among other things, the private foundation's "minimum investment return," defined as 5% of the excess of the fair market value of its nonfunctionally related assets (assets not used or held for use in carrying out the foundation's exempt purposes), over certain indebtedness incurred by the foundation in connection with those assets. A private foundation's investment in the Fund would most likely be classified as a nonfunctionally related asset. A determination that Shares in the Fund are a nonfunctionally related asset could cause cash flow problems for a prospective Shareholder that is a private foundation as such an organization could be required to make distributions in an amount determined by reference to unrealized appreciation in the value of its
Shares. This requirement would, however, be less burdensome to a private foundation to the extent that the value of its Shares is not significant in relation to the value of other assets it holds.

                                       59

        In some instances, an investment in the Fund by a private foundation may be prohibited by the "excess business holdings" provisions of the Code. If a private foundation (either directly or together with a "disqualified person"), for example, acquires more than 20% of the capital interest or profits interest of the Fund, the private foundation may be considered to have "excess business holdings." In such a case, the foundation may be required to divest itself of its Shares in seeking to avoid the imposition of an excise tax. The excise tax will not apply, however, if at least 95% of the gross income from the Fund is
"passive" within the applicable provisions of the Code and the Regulations. The
Fund believes that it will likely meet the 95% gross income test, although it can give no absolute assurance with respect to the matter.

        A substantial percentage of investments of certain "private operating foundations" may be restricted to assets directly devoted to their tax-exempt purposes. Otherwise, rules similar to those discussed above generally govern their operations.

        Qualified Retirement Plans

        Employee benefit plans subject to the provisions of ERISA, individual retirement accounts ("IRAs") and Keogh plans should consult their counsel as to the U.S. tax implications of investing in the Fund (see "ERISA Considerations").

        Endowment Funds

        Investment managers of endowment funds should consider whether the acquisition of Shares is legally permissible. This is not a matter of federal law, but is determined under state statutes. It should be noted, however, that under the Uniform Management of Institutional Funds Act, which has been adopted in various forms by a large number of states, participation in investment partnerships or similar organizations in which funds are commingled and investment determinations are made by persons other than the governing board of the endowment fund is allowed.

Tax Shelter Reporting Requirements

        Under recently issued Regulations, the activities of the Master Fund on a Portfolio Fund may include one or more "reportable transactions," possibly requiring the Fund and, in certain circumstances, a Shareholder to file information returns as described below. In addition, the Board of Trustees and other material advisors to the Fund may each be required to maintain for a specified period of time a list containing certain information regarding the
"reportable transactions" and the Fund's investors, and the IRS could inspect such lists upon request.

        A "reportable transaction" of a partnership includes, among others, a transaction that results in a loss claimed under Section 165 of the Code
(computed without taking into account offsetting income or gain items, and without regard to limitations on its deductibility) generally of at least $2 million in any one taxable year or an aggregate of at least $4 million over a period of six taxable years (beginning with the taxable year in which the transaction is entered into), unless the transaction has been exempted from reporting by the IRS. Subject to certain significant exemptions described below, a partner will be treated as participating in a partnership's "loss transaction," and thus be required to report the transaction, if (i) the partner's allocable share of such a partnership's loss exceeds certain thresholds, or (ii) the partner is an individual or a trust which is allocated in any one taxable year a loss of at least $50,000 from a Section 988 transaction (see "Currency Fluctuations - `Section 988' Gains or Losses").

        The IRS has published guidance exempting many transactions of the
Portfolio Funds and the Master Fund from the reporting requirements, provided that the Master Fund or a Portfolio Fund has a "qualifying basis" in the assets underlying the transaction. An asset with a "qualifying basis" includes, among others, an asset purchased by the Fund or a Portfolio Fund for cash. However, even if the Master Fund or a Portfolio Fund has a "qualifying basis" in the asset generating the loss, each of the following transactions is still subject to the reporting requirements unless it is marked to market under the Code
(e.g., a Section 1256 Contract): (i) a transaction involving an asset that is, or was, part of a straddle (other than a mixed straddle), (ii) a transaction involving certain "stripped" instruments,

                                       60

(iii) the disposition of a Share in a pass-through entity (such as a Portfolio
Fund), and (iv) a foreign currency transaction which generates an ordinary loss
(see "Currency Fluctuations - `Section 988' Gains or Losses").

        The Regulations may require the Fund to complete and file Form 8886
("Reportable Transaction Disclosure Statement") with its tax return for each taxable year in which the Master Fund participates in a "reportable transaction." Additionally, each Shareholder treated as participating in a reportable transaction of the Master Fund is required to file Form 8886 with its tax return. The Fund and any such Shareholder, respectively, must also submit a copy of the completed form with the IRS's Office of Tax Shelter Analysis. The
Fund intends to notify the Shareholders if it believes (based on information available to the Fund) they are required to report a transaction of the Master
Fund or a Portfolio Fund, and intends to provide such Shareholders with any available information needed to complete and submit Form 8886 with respect to the transactions of the Master Fund and a Portfolio Fund.

        Under the above rules, a Shareholder's recognition of a loss upon its disposition of Shares in the Fund could also constitute a "reportable transaction" for such Shareholder. Investors should consult with their own advisors concerning the application of these reporting obligations to their specific situations.

Certain State and Local Taxation Matters

        Prospective investors should consider, in addition to the U.S. federal income tax consequences described, potential state and local tax considerations in investing in the Fund. The Fund intends to conduct its activities so that it will not be subject to entity level taxation by any state or local jurisdiction.
No assurance can be given, however, that the Fund will be able to achieve this goal.

        State and local laws often differ from U.S. federal income tax laws with respect to the treatment of specific items of income, gain, loss, deduction and credit. A prospective Shareholder should consult its tax advisor with respect to any state or local tax in the jurisdiction in which the Shareholder is a resident.

ERISA Considerations

        Persons who are fiduciaries with respect to an employee benefit plan,
IRA, Keogh plan or other arrangement subject to ERISA or the Code should consider, among other things, the matters described below in determining whether to cause Plans to invest in the Fund. ERISA and Section 4975 of the Code impose certain requirements on employee benefit plans (as defined in Section 3(3) of
ERISA) and plans described in Section 4975(e)(1) of the Code ("Plans"). ERISA imposes general and specific responsibilities on persons who are "fiduciaries"
for purposes of ERISA with respect to a Plan that is subject to ERISA ("an ERISA
Plan"), including prudence, diversification, prohibited transaction and other standards. In determining whether a particular investment is appropriate for an
ERISA Plan, a fiduciary of an ERISA Plan must comply with rules adopted by the
U.S. Department of Labor (the "DOL"), which administers the fiduciary provisions of ERISA. Under those rules, the fiduciary of an ERISA Plan must: (i) give appropriate consideration to, among other things, the role that the investment plays in the plan's portfolio, taking into account whether the investment is designed reasonably to further the plan's purposes; (ii) examine the risk and return factors associated with the investment; (iii) assess the portfolio's composition with regard to diversification, as well as the liquidity and current return of the total portfolio relative to the anticipated cash flow needs of the plan; and (iv) evaluate income tax consequences of the investment and the projected return of the total portfolio relative to the plan's funding objectives.

        Before investing the assets of an ERISA Plan in the Fund, a fiduciary should determine whether such an investment is consistent with his, her or its fiduciary responsibilities as set out in the DOL's regulations. The fiduciary should, for example, consider whether an investment in the Fund may be too illiquid or too speculative for its ERISA Plan, and whether the assets of the plan would be sufficiently diversified if the investment is made. If a fiduciary of an ERISA Plan breaches his, her or its responsibilities with regard to selecting an investment or an investment course of action for the plan, the fiduciary may be held personally liable for losses incurred by the plan as a result of the breach.

                                       61

        Because the Fund will register as an investment company under the 1940
Act, the underlying assets of the Fund would not be considered to be "plan assets" of Plans investing in the Fund for purposes of ERISA's fiduciary responsibility rules and the prohibited transaction rules of ERISA and the Code.
For that reason, neither the Adviser, the Subadviser nor any of the Portfolio
Managers (including Direct Allocation Portfolio Managers) will be fiduciaries with respect to ERISA Plans investing in the Fund.

        The Board of Trustees will require an ERISA Plan proposing to invest in the Fund to represent that it, and any fiduciaries responsible for its investments, are aware of and understand the Fund's investment objective, policies and strategies; and that the decision to invest plan assets in the Fund was made with appropriate consideration of relevant investment factors with regard to the plan and is consistent with the duties and responsibilities imposed upon fiduciaries with regard to their investment decisions under ERISA.

        ERISA and the Code prohibit certain transactions between a Plan and persons who have certain specified relationships to such Plan ("parties in interest" within the meaning of ERISA or "disqualified persons" within the meaning of the Code). Certain prospective Plan investors may currently maintain relationships with the Adviser, the Subadviser or the Portfolio Managers, or
with other entities that are affiliated with the Adviser, the Subadviser or the
Portfolio Managers. Each of the Adviser, the Subadviser, the Portfolio Managers
and their affiliates may be deemed to be a party in interest or disqualified person to any Plan to which it provides investment management, investment advisory or other services. Plan investors should consult with counsel to determine if an investment in the Fund is a transaction that is prohibited by
ERISA or the Code. A Plan investing in the Fund will be required to make certain representations, including representations that the decision to invest in the
Fund was made by a person that is independent of the Adviser, the Subadviser, the Portfolio Managers and their affiliates; that such person is duly authorized to make such investment decision; and that the Plan has not relied on any individualized advice or recommendation of the Adviser, the Subadviser, a
Portfolio Manager or their affiliates, as a primary basis for the decision to invest in the Fund.

        The provisions of ERISA and the Code are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA and the Code contained in this PPM is, of necessity, general and may be affected by future publication of DOL regulations and rulings. Potential Plan investors should consult with their legal advisors regarding the consequences under ERISA and the Code of the acquisition and ownership of Shares.

                                   FISCAL YEAR

        For accounting purposes, the Fund's fiscal year is the 12-month period ending on March 31, which is the same as the Master Fund's fiscal year. The
12-month period ending December 31 of each year will be the taxable year of the
Fund.

                             REPORTS TO SHAREHOLDERS

        The Fund will furnish to Shareholders as soon as practicable after the end of each of its taxable years such information as is necessary for them to complete U.S. federal and state income tax or information returns, along with any other tax information required by law. A Portfolio Manager's delay, however, in providing this information to the Master Fund could delay the Fund's preparation of tax information for investors, which will likely require
Shareholders to seek extensions on the time to file their tax returns, or could delay the preparation of the Fund's annual report. The Fund anticipates sending to Shareholders an unaudited semi-annual and an audited annual report within 60 days after the close of the period covered by the report, or as otherwise required by the 1940 Act.

                                 NET ASSET VALUE

        The value of the Fund's net assets will be determined as of the last business day of each calendar month in accordance with the valuation procedures approved by the Board of Trustees. The net asset value per Share will equal the net asset value of the Fund divided by the number of outstanding Shares. In computing its net asset value, the Fund will value its interest in the Offshore
Fund at the value of the Offshore Fund's interest in the Master Fund,

                                       62

which will be based on the net asset value provided by the Master Fund, which is determined in accordance with the valuation procedures approved by the board of trustees of the Master Fund and described below.

        In accordance with these policies, investments in Portfolio Funds are valued at their "fair value." Ordinarily, this will be the values determined by the Portfolio Managers of the Portfolio Funds in accordance with the Portfolio
Funds' valuation policies and as reported by the Portfolio Managers. As a general matter, the fair value of the Master Fund's interest in a Portfolio Fund will represent the amount that the Master Fund could reasonably expect to receive from the Portfolio Fund if the Master Fund's interest were redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that the Master Fund believes to be reliable. Because
Portfolio Funds typically do not provide net asset value information to the
Master Fund on a more frequent basis than monthly, and do not generally provide detailed information on their investment positions, except on an annual basis, the Master Fund generally will not be able to determine the fair value of its investments in Portfolio Funds or its net asset values other than as of the end of each month and may not be able to verify valuation information given to the
Master Fund by Portfolio Managers (except in the case of Direct Allocation
Portfolio Managers). In the event that a Portfolio Fund does not report a value to the Master Fund on a timely basis, the Master Fund would determine the fair value of its interest in that Portfolio Fund based on the most recent value reported by the Portfolio Fund, as well as any other relevant information available at the time the Master Fund values its assets. The board of trustees of the Master Fund has determined that any values of interests in Portfolio
Funds reported as "estimated" or "final" values (using the nomenclature of the hedge fund industry) will be deemed to reasonably reflect market values of securities for which market quotations are available or the fair value of such securities.

        Before investing in any Portfolio Fund, the Adviser will conduct a due diligence review of the valuation methodology utilized by the Portfolio Fund, which as a general matter will utilize market values when available, and otherwise utilize principles of fair value that the Adviser reasonably believes to be consistent with those used by the Master Fund for valuing its own investments. Although the procedures approved by the board of trustees of the
Master Fund provide that the Adviser will periodically review the valuations of interests in Portfolio Funds provided by the Portfolio Managers, the Adviser will not be able to confirm independently the accuracy of valuations of such interests provided by such Portfolio Managers (which are unaudited, except for year-end valuations).

        The Master Fund's valuation procedures require the Adviser to consider all relevant information reasonably available at the time the Master Fund values its assets. The Adviser, the Subadviser, or, in certain cases, the board of trustees of the Master Fund, will consider such information, and may conclude in certain circumstances that the information provided by a Portfolio Manager does not represent the fair value of the Master Fund's interests in a Portfolio Fund.
Although redemptions of interests in Portfolio Funds are subject to advance notice requirements, Portfolio Funds typically will make available net asset value information to their investors which will represent the price at which, even in the absence of redemption activity, the Portfolio Fund would have effected a redemption if a redemption request had been timely made or if, in accordance with the terms of the Portfolio Fund's governing documents, it would be necessary to effect a mandatory redemption. Following procedures adopted by the board of trustees of the Master Fund, in the absence of specific transaction activity in interests in a particular Portfolio Fund, the Master Fund could consider whether it was appropriate, in light of all relevant circumstances, to value such a position at the Portfolio Fund's net asset value as reported at the time of valuation, or whether to adjust such value to reflect a premium or discount to net asset value. Any such decision must be made in good faith, and subject to the review and supervision of the board of trustees of the Master
Fund.

        The Portfolio Funds are required to provide final or estimated net asset value determinations to the Master Fund on a monthly basis, generally within four to six weeks following the end of the month. The Adviser attempts to confirm the accuracy of each Portfolio Fund's monthly valuation using various means, including: discussing monthly with Portfolio Managers their Portfolio
Funds' values; reviewing Portfolio Fund portfolio positions, when available;
periodically reviewing with third parties the equity balances of various
Portfolio Funds; and analyzing audited financial statements of Portfolio Funds.
Failure of a Portfolio Fund to provide on a timely or accurate basis required monthly valuation information to the Master Fund could result in an adjustment to the fair value given by the Master Fund to its investment in a Portfolio Fund or a decision by the Adviser to liquidate the Master Fund's investment in a
Portfolio Fund. The valuations reported by the Portfolio Managers, upon which the Master Fund calculates its net asset value, may be subject to later adjustment, based on information reasonably available at that

                                       63

time. For example, fiscal year-end net asset value calculations of the Portfolio
Funds are audited by the independent auditors of the Portfolio Funds and may be revised as a result of such audits. Other adjustments may occur from time to time. If Direct Allocation Portfolio Managers are engaged to manage a portion of the Master Fund's assets, or if the Master Fund holds any securities other than interests in Portfolio Funds, the portfolio securities managed by the Direct
Allocation Portfolio Managers or held by the Master Fund will generally be valued at market value or, in the absence of a market value, at fair value as determined in good faith by the Subadviser pursuant to procedures approved by or under the direction of the board of trustees of the Master Fund as follows:

        o   Traded Securities. Securities that are primarily traded on a national or foreign securities exchange shall be valued at the last sale price, on the exchange on which they are primarily traded, on the business day as of which such value is being determined or, if there has been no sale on such day, at the mean between the most recent bid and asked prices on such day. Notwithstanding the foregoing, securities listed on the NASDAQ stock market will be priced at the NASDAQ official closing price ("NOCP"). If the NOCP is not available, such securities shall be valued at the last sale price on the NASDAQ on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices on the day of valuation.

        o   OTC Securities. Securities traded in the over-the-counter market will be valued at the mean between the last available bid and asked price prior to the time of valuation.

        o   Short-Term Securities. Short-term debt obligations with remaining maturities in excess of 60 days will be valued at current market prices, as discussed above. Short-term securities with 60 days or less remaining to maturity will be, unless conditions indicate otherwise, amortized to maturity based on their cost to the Master
            Fund if acquired within 60 days of maturity or, if already held by the Master Fund on the 60th day, based on the value determined on the 61st day.

        o   Options. An option that is written by the Master Fund will be valued at the last sale price or, in the absence of the last sale price, the last offer price. An option that is purchased by the Master Fund will be valued at the last sale price or, in the absence of the last sale price, the mean between the last bid and asked prices. The value of a futures contract equals the unrealized gain or loss on the contract that is determined by marking the contract to the current settlement price for a like contract on the valuation date of the futures contract if the securities underlying the futures contract experience significant price fluctuations after the determination of the settlement price. When a settlement price cannot be used, futures contracts will be valued at their fair market value as determined by the Subadviser in good faith in accordance with the good faith valuation procedures described below.

        o   Other Securities. Corporate debt securities, U.S. government securities, mortgage-related securities and asset-backed
            fixed-income securities held by the Master Fund will be valued, at the option of the Master Fund (i) on the basis of valuations provided by dealers in those instruments, (ii) by an independent pricing service, or (iii) at fair value as determined by the
            Subadviser in good faith in accordance with the good faith valuation procedures described below. Any such pricing service, in determining value, will use information with respect to transactions in the securities being valued, quotations from dealers, market
            transactions in comparable securities, analyses and evaluations of various relationships between securities and yield-to-maturity information. If the pricing service does not provide market values, then the securities will be valued at fair value by the Subadviser in good faith in accordance with the Master Fund's valuation procedures described below.

        o   Foreign Currencies. Any assets or liabilities initially expressed in terms of foreign currencies will be translated into U.S. dollars at the official exchange rate or, alternatively, at the mean of the current bid and asked prices of such currencies against the U.S.
            dollar last quoted by a major bank that is a regular participant in the foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If neither of these alternatives is available or both are deemed not to provide a suitable methodology for converting a foreign currency into U.S. dollars, the Master Fund in good faith will establish a conversion rate for such currency in accordance with procedures adopted by the board of trustees of the Master Fund.

                                       64

        Securities and assets for which market quotations are not readily available (including restricted securities which are subject to limitations as to their sale) and all other assets of the Master Fund not described above, will be valued at fair value as determined in good faith by the Subadviser under the direction of the board of trustees of the Master Fund. The fair value of such securities shall generally be determined as the amount that the Master Fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. In making a good faith valuation, consideration shall generally be given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Master Fund in connection with such disposition). In addition, specific factors shall also generally be considered, such as (i) the cost of the investment, (ii) the market value of any unrestricted securities of the same class (both at the time of purchase and at the time of valuation), (iii) the size of the holding, the prices of any recent transactions or offers with respect to such securities, and (iv) any available analysts' reports regarding the issuer. The board of trustees of the Master Fund will periodically review all good faith valuations and the foregoing good faith valuation procedures.

        The Subadviser or its affiliates act as investment adviser to other clients that may invest in securities for which no public market price exists.
Valuation determinations by the Subadviser or its affiliates for other clients may result in different values than those ascribed to the same security owned by the Master Fund because the valuation procedures of other clients may differ from those of the Master Fund. Consequently, the fees charged to the Master Fund and other clients may be different, since the method of calculating the fees takes the value of all assets, including assets carried at different valuations, into consideration, and since the fee rates may be different for the Master Fund and other clients.

        Expenses of the Master Fund, including the Management Fee and the costs of any borrowings, are accrued on a monthly basis on the day net asset value is calculated and taken into account for the purpose of determining net asset value.

Prospective investors should be aware that situations involving uncertainties as to the valuation of portfolio positions could have an adverse effect on the
Master Fund's (and, therefore, the Fund's) net assets, which, in turn, would affect amounts paid on repurchases of Shares and the amount of fees paid, if the judgments made regarding appropriate valuations should be proven incorrect.

              ADDITIONAL INFORMATION REGARDING THE TRUST AGREEMENT

        The following is a summary description of the material provisions of the
Trust Agreement that may not be described elsewhere in this PPM. The description of such provisions is not complete and reference should be made to the complete text of the Trust Agreement, which is attached hereto as Appendix A.

Liability of Shareholders

        Persons who purchase Shares in the offering being made hereby will be
Shareholders. The Adviser may subscribe for Shares, and to that extent will be a
Shareholder of the Fund. Under Delaware law and the Trust Agreement, each
Shareholder will be liable for the debts and obligations of the Fund only to the extent of any payments to the Fund for the subscription of Shares (plus any accretions in value thereof prior to repurchase) and a Shareholder, in the sole discretion of the Board of Trustees, may be obligated (i) to satisfy withholding tax obligations with respect to such Shareholders, or (ii) to return to the Fund amounts distributed to the Shareholder in accordance with the Trust Agreement in certain circumstances where after giving effect to the distribution, certain liabilities of the Fund exceed the fair market value of the Fund's assets.

Liability of Trustees and Officers

        The Trust Agreement provides that a Trustee or officer shall not be liable to the Fund or any of the Shareholders for any loss or damage occasioned by any act or omission in the performance of the Trustee's or officer's services as such in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the Trustee's or officer's office. The Trust Agreement also contains provisions for the indemnification, to the extent permitted by law, of a Trustee or officer by the
Fund (but not by the

                                       65

Shareholders individually) against any liability and expense to which the
Trustee or officer may be liable which arise in connection with the performance of the Trustee's or officer's activities on behalf of the Fund. Trustees or officers shall not be personally liable to any Shareholder for the repayment of any payments made by the Shareholder to the Fund for the subscription of Shares or by reason of any change in the federal or state income tax laws applicable to the Fund or its investors. The rights of indemnification and exculpation provided under the Trust Agreement shall not be construed so as to provide for indemnification of a Trustee or officer for any liability (including liability under federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith), to the extent (but only to the extent) that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of the
Trust Agreement to the fullest extent permitted by law.

Amendment of the Trust Agreement

        The Trust Agreement may generally be amended, in whole or in part, with the approval of the Board of Trustees (including a majority of the Independent
Trustees, if required by the 1940 Act) and without the approval of the
Shareholders unless the approval of Shareholders is required by the 1940 Act.
Without limiting such power of the Board of Trustees to amend the Trust
Agreement generally, the Board of Trustees will also have the power to amend the
Trust Agreement to add to, delete, replace or otherwise modify any provisions relating to the Shares, without Shareholder approval provided that the Board of
Trustees determines that such amendment is consistent with the fair and equitable treatment of all Shareholders or that Shareholder approval is not otherwise required by law. If Shares have been issued, Shareholder approval will be required to adopt any amendments to the Trust Agreement that would adversely affect to a material degree the rights and preferences of the Shares.

Power of Attorney

        In subscribing for Shares, an investor will appoint the Board of
Trustees as his, her or its attorney-in-fact for purposes of filing required certificates and documents relating to the formation and maintenance of the
Company as a statutory trust under Delaware law or signing all instruments effecting authorized changes in the Company or the Trust Agreement and conveyances and other instruments deemed necessary to effect the dissolution or termination of the Fund. This power of attorney, which will be contained in an investors' subscription agreement, is a special power-of-attorney and is coupled with an interest in favor of the Board of Trustees and as such will be irrevocable and will continue in full force and effect notwithstanding the subsequent death or incapacity of any Shareholder granting the power of attorney. In addition, the power of attorney will survive the delivery of a transfer by a Shareholder of all or any portion of the Shareholder's Shares, except that when the transferee of the Shares has been approved by the Board of
Trustees for admission to the Fund as a substitute Shareholder, or upon the withdrawal of a Shareholder from the Fund pursuant to a periodic tender or otherwise, the power of attorney given by the transferor will terminate.

Term, Dissolution and Liquidation

        The Fund will be dissolved upon the affirmative vote to dissolve the
Fund by: (i) the Board of Trustees; or (ii) Shareholders holding at least two-thirds ((2)/3) of the total number of votes eligible to be cast by all
Shareholders. The Fund will also be dissolved as required by operation of law.

        Upon the occurrence of any event of dissolution, the Board of Trustees or Adviser, acting as liquidator under appointment by the Board of Trustees (or another liquidator, if the Board of Trustees does not appoint the Adviser to act as liquidator or the Adviser is unable to perform this function) is charged with winding up the affairs of the Fund and liquidating its assets.

        Upon the liquidation of the Fund, its assets will be distributed (i)
first, to satisfy the debts, liabilities and obligations of the Fund (other than debts of Shareholders) including actual or anticipated liquidation expenses,
(ii) next, to repay debts owing to the Shareholders, and (iii) finally, to the
Shareholders proportionately in accordance with the value of their Shares.
Assets may be distributed in kind on a proportionate basis if the Board of
Trustees or liquidator determines that the distribution of assets in kind would be in the interests of the Shareholders in facilitating an orderly liquidation.

                                       66

                     PRIVACY NOTICE FOR INDIVIDUAL INVESTORS

        The Fund may collect or capture nonpublic information about Shareholders from the following sources:

        o   Forms, like the Fund's subscription booklet;

        o   Oral conversations with the Fund's representatives;

        o   Shareholder's transactions with the Fund;

        o   Electronic sources such as the Adviser's Web sites or e-mails; and

        o   Bank accounts used for transfers and wires

        The Fund does not disclose any nonpublic personal information about our customers or former customers to non-affiliated third parties without the customer's authorization, except as permitted by law or in response to inquiries from governmental authorities. The Fund restricts access to Shareholder's personal and account information to those employees who need to know that information to provide products and services to Shareholders. The Fund also may disclose that information to unaffiliated third parties (such as the transfer agent or brokers) only as permitted by law and only as needed for the Fund to provide agreed services to Shareholders. The Fund maintains physical, electronic and procedural safeguards to guard nonpublic personal information.

                                    INQUIRIES

        Inquiries concerning the Fund and Shares (including information concerning subscription and withdrawal procedures) should be directed to
Customer Service at 1-800-441-7288.

                                       67

                                   APPENDIX A
                          FORM OF DECLARATION OF TRUST

                       AGREEMENT AND DECLARATION OF TRUST
                                       of
                             A T FUND OF FUNDS TEI,
                           a Delaware Statutory Trust

        THIS AGREEMENT AND DECLARATION OF TRUST is made as of this 12th day of
April, 2007 by the Trustees named hereunder for the purpose of forming A T Fund of Funds TEI as a Delaware statutory trust in accordance with the provisions hereinafter set forth.

        NOW, THEREFORE, the Trustees hereby direct that a Certificate of Trust be filed with the Secretary of State of the State of Delaware and do hereby declare that the Trustees will hold in trust all cash, securities and other assets that the Trust now possesses or may hereafter acquire from time to time in any manner and manage and dispose of the same upon the following terms and conditions for the pro rata benefit of the holders of Shares in this Trust.

        1. NAME AND DEFINITIONS

           1.1 NAME. This Trust shall be known as A T Fund of Funds TEI, and the
Trustees shall conduct the business of the Trust under that name or any other name as they may from time to time determine.

           1.2 DEFINITIONS. Whenever used herein, unless otherwise required by the context or specifically provided:

               (a) "Adviser" means a party furnishing services to the Trust pursuant to any contract described in Section 4.9(a);

               (b) "Bylaws" shall mean the Bylaws of the Trust as amended from time to time and incorporated herein by reference;

               (c) "Code" means the Internal Revenue Code of 1986, as amended;

               (d) "Commission" shall have the meaning given it in the
               Investment Company Act;

               (e) "Declaration of Trust" shall mean this Agreement and
               Declaration of Trust, as amended or restated from time to time;

               (f) "Exchange" has the meaning set forth in Section 6.2;

               (g) "Fiscal Period" means a period beginning on the day after the last day of the preceding fiscal period and ending at the close of the Trust's business on the first to occur of the following: (i) the last day of a fiscal year of the Trust; (ii) the last day of a taxable year of the Trust; (iii) the day preceding any day on which a contribution to the capital of the Trust is made; (iv) any day on which the Trust repurchases any Share or portion of a
Share of any Shareholder; or (v) any day on which any amount is credited to or debited against the capital accounts of all Shareholders in accordance with their Investment Percentages;

               (h) "Fiscal Year" means the period commencing on the first date on or as of which a Person acquires Shares of the Trust and ending on December
31, 2007, and thereafter each period commencing on January 1 of each year and ending on December 31 of each year (or on the date of a final distribution pursuant to Section 8.4), unless and until the Board of Trustees shall elect another fiscal year for the Trust;

               (i) "General Assets" has the meaning set forth in Section 3.7(a);

               (j) "Interested Person" has the meaning given it in the
Investment Company Act;

               (k) "Investment Company Act" refers to the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, as amended from time to time;

               (l) "Investment Percentage" will be determined for each
Shareholder as of the start of each Fiscal Period by dividing the positive balance of the Shareholder's Capital Account as of the commencement of the
Fiscal Period by the sum of the positive balances of all Capital Accounts of all
Shareholders as of that date;

               (m) "Negative Basis" means, with respect to any Shareholder and as of any time of calculation, the amount by which such Shareholder's basis in its Shares as of such time is less than its "adjusted tax basis," for Federal income tax purposes, in its Shares as of such time (determined without regard to any adjustments made to such "adjusted tax basis" by reason of any transfer or assignment of such Shares, including by reason of death, and without regard to such Shareholder's share of the liabilities of the Trust under Section 752 of the Code);

               (n) "Negative Basis Holder" means any Shareholder whose Shares are repurchased by the Trust and who has Negative Basis as of the effective date of the repurchase, but such Shareholder shall cease to be a Negative Basis
Shareholder at such time as it shall have received allocations pursuant to clause (i) of Section 10.7(c) equal to its Negative Basis as of the effective date of such repurchase;

               (o) "Net Assets" means the total value of all assets of the
Trust, less an amount equal to all accrued debts, liabilities and obligations of the Trust, calculated before giving effect to any repurchases of Shares;

               (p) "Net Profit" or "Net Loss" means the amount by which the Net
Assets as of the close of business on the last day of a Fiscal Period exceed (in the case of Net Profit) or are less than (in the case of Net Loss) the Net
Assets as of the commencement of the same Fiscal Period, including any net change in unrealized appreciation or depreciation of investments and realized income and gains or losses and accrued expenses, and excluding the amount of any items to be allocated among the Capital Accounts of the Shareholders other than in accordance with the Shareholders' Investment Percentages;

               (q) "Person" means and includes individuals, corporations, partnerships, trusts, associations, joint ventures, estates and other entities, whether or not legal entities, and governments and agencies and political subdivisions thereof, whether domestic or foreign;

               (r) "Positive Basis" means, with respect to any Shareholder and as of any time of calculation, the amount by which such Shareholder's basis in its Shares as of such time exceeds its "adjusted tax basis," for Federal income tax purposes, in its Shares as of such time (determined without regard to any adjustments made to such "adjusted tax basis" by reason of any transfer or assignment of such Shares, including by reason of death, and without regard to such Shareholder's share of the liabilities of the Trust under Section 752 of the Code);

               (s) "Positive Basis Holder" means any Shareholder whose Shares are repurchased by the Trust and who has Positive Basis as of the effective date of the repurchase, but such Shareholder shall cease to be a Positive Basis
Shareholder at such time as it shall have received allocations pursuant to clause (i) of Section 10.7(b) equal to its Positive Basis as of the effective date of such repurchase;

               (t) "Series" refers to each Series of Shares established and designated under or in accordance with the provisions of Section 3;

               (u) "Shareholder" means a record owner of outstanding Shares;

               (v) "Shares" means the shares of beneficial interest into which the beneficial interest in the Trust shall be divided from time to time and includes fractions of Shares as well as whole Shares;

               (w) "Statutory Trust Act" has the meaning set forth in Section
8.8;

                                      A-2

               (x) "Trust" refers to the Delaware statutory trust established by this Agreement and Declaration of Trust, as amended from time to time;

               (y) "Trust Property" means any and all property, real or
personal, tangible or intangible, which is owned or held by or for the account of the Trust, including without limitation, the rights referenced in Section
8.11;

               (z) "Trustees" refers to the person who has signed this Agreement and Declaration of Trust, so long as he continues in office in accordance with the terms hereof, and all other persons who may from time to time be duly elected or appointed to serve on the Board of Trustees in accordance with the provisions hereof, and reference herein to a Trustee or the Trustees shall refer to such person or persons in their capacity as trustees hereunder;

               (aa) "Principal Underwriter" shall have the meaning given it in the Investment Company Act.

        2. PURPOSE OF TRUST

        The purpose of the Trust is to conduct, operate and carry on the business of a management investment company registered under the Investment
Company Act through one or more Series investing primarily in securities.

        3. SHARES

           3.1 DIVISION OF BENEFICIAL INTEREST. The beneficial interest in the
Trust shall at all times be divided into an unlimited number of Shares, with a par value of $0.01 per Share. The Trustees may authorize the division of Shares into separate Series and the division of Series into separate classes of Shares.
The different Series shall be established and designated, and the variations in the relative rights and preferences as between the different Series shall be fixed and determined, by the Trustees. If only one or no Series (or classes)
shall be established, the Shares shall have the rights and preferences provided for herein and in Section 3.7 to the extent relevant and not otherwise provided for herein, and all references to Series (and classes) shall be construed (as the context may require) to refer to the Trust.

           3.2 OWNERSHIP OF SHARES. The ownership of Shares shall be recorded on the books of the Trust or a transfer or similar agent for the Trust, which books shall be maintained separately for the Shares of each Series (or class of each
Series). No certificates certifying the ownership of Shares shall be issued except as the Board of Trustees may otherwise determine from time to time. The
Trustees may make such rules as they consider appropriate for the transfer of
Shares of each Series (or class of each Series) and similar matters. The record books of the Trust as kept by the Trust or any transfer or similar agent, as the case may be, shall be conclusive as to the identity of the Shareholders of each
Series (or class of each Series) and as to the number of Shares of each Series
(or class) held from time to time by each.

           3.3 INVESTMENTS IN THE TRUST. Investments may be accepted by the
Trust from such Persons, at such times, on such terms, and for such consideration as the Trustees from time to time may authorize.

           3.4 STATUS OF SHARES AND LIMITATION OF PERSONAL LIABILITY. Shares
shall be deemed to be personal property giving only the rights provided in this
Declaration of Trust. Every Shareholder, by virtue of having become a
Shareholder, shall be held to have expressly agreed to the terms hereof and to have become a party hereto. The death of a Shareholder during the existence of the Trust shall not operate to terminate the Trust, nor entitle the representative of any deceased Shareholder to an accounting or to take any action in court or elsewhere against the Trust or the Trustees, but entitles such representative only to the rights of such deceased Shareholder under this
Trust. Ownership of Shares shall not entitle the Shareholder to any title in or to the whole or any part of the Trust Property or right to call for a partition or division of the Trust Property or for an accounting, nor shall the ownership of Shares constitute the Shareholders as partners. Neither the Trust nor the
Trustees, nor any officer, employee or agent of the Trust shall have any power to bind personally any Shareholder, nor, except as specifically provided herein, to call upon any Shareholder for the payment of any sum of money or assessment

                                      A-3

whatsoever other than such as the Shareholder may at any time personally agree to pay. Shareholders will be liable for the debts and obligations of a Series only to the extent of any payments to the Series for the subscription of Shares
(plus any accretions in value thereof prior to repurchase). Shareholders, in the sole discretion of the Board of Trustees, may be obligated (i) to satisfy withholding tax obligations with respect to such Shareholders, or (ii) to return to the Series amounts distributed to Shareholder in accordance with the this
Declaration of Trust in certain circumstances where after giving effect to the distribution, certain liabilities of the Series exceed the fair market value of the assets of the Series.

           3.5 AMENDMENT OF SHARE PROVISIONS. Notwithstanding any other provision of this Declaration of Trust and without limiting the power of the
Board of Trustees to amend this Declaration of Trust as provided elsewhere herein, the Board of Trustees shall have the power to amend this Declaration of
Trust, at any time and from time to time, in such manner as the Board of
Trustees may determine in their sole discretion, without the need for
Shareholder action, so as to add to, delete, replace or otherwise modify any provisions relating to the Shares contained in this Declaration of Trust, provided that before adopting any such amendment without Shareholder approval, the Board of Trustees shall determine that it is consistent with the fair and equitable treatment of all Shareholders or that Shareholder approval is not otherwise required by the Investment Company Act or other applicable law. If
Shares have been issued, Shareholder approval shall be required to adopt any amendments to this Declaration of Trust that would adversely affect to a material degree the rights and preferences of the Shares of any Series (or class of any Series) or to increase or decrease the par value of the Shares of any
Series (or class of any Series). Subject to the foregoing, the Board of Trustees may amend the Declaration of Trust to amend any of the provisions set forth in
Section 3.7.

           3.6 ESTABLISHMENT AND DESIGNATION OF SERIES. The establishment and designation of any Series (or class) of Shares shall be effective upon the resolution by a majority of the then Trustees, adopting a resolution that sets forth such establishment and designation and the relative rights and preferences of such Series (or class). Each such resolution shall be incorporated herein by reference upon adoption.

           3.7 RIGHTS AND PREFERENCES OF SHARES. Shares of each Series (or class) established pursuant to Section 3.6, unless otherwise provided in the resolution establishing such Series, shall have the following relative rights and preferences:

               (a) Assets Held with Respect to a Particular Series. All
consideration received by the Trust for the issue or sale of Shares of a particular Series, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits and proceeds thereof from whatever source derived, including without limitation, any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall irrevocably be held with respect to that Series for all purposes, subject only to the rights of creditors, and shall be so recorded upon the books of account of the Trust. Such consideration, assets, income, earnings, profits and proceeds thereof, from whatever source derived, including, without limitation, any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds, in whatever form the same may be, are herein referred to as "assets held with respect to" that Series. In the event that there are any assets, income, earnings, profits and proceeds thereof, funds or payments which are not readily identifiable as assets held with respect to any particular Series (collectively
"General Assets"), the Trustees shall allocate such General Assets to, between or among any one or more of the Series in such manner and on such basis as the
Trustees, in their sole discretion, deem fair and equitable, and any General
Asset so allocated to a particular Series shall be held with respect to that
Series. Each such allocation by the Trustees shall be conclusive and binding upon the Shareholders of all Series for all purposes.

               (b) Liabilities Held With Respect to a Particular Series. The
assets of the Trust held with respect to each particular Series shall be charged against the liabilities of the Trust held with respect to that Series and all expenses, costs, charges and reserves attributable to that, Series, and any general liabilities of the Trust which are not readily identifiable as being held with respect to any particular Series shall be allocated and charged by the
Trustees to and among any one or more of the Series in such manner and on such basis as the Trustees in their sole discretion deem fair and equitable. The liabilities, expenses, costs, charges and reserves so charged to a Series are herein referred to as "liabilities held with respect to" that Series. Each allocation of liabilities, expenses, costs,

                                      A-4

charges and reserves by the Trustees shall be conclusive and binding upon the holders of all Series for all purposes. All Persons who have extended credit which has been allocated to a particular Series, or who have a claim or contract which has been allocated to any particular Series, shall look, and may be required by contract to look exclusively, to the assets of that particular
Series for payment of such credit, claim, or contract. In the absence of an express contractual agreement so limiting the claims of such creditors, claimants and contract providers, each creditor, claimant and contract provider will be deemed nevertheless to have implicitly agreed to such limitation unless an express provision to the contrary has been incorporated in the written contract or other document establishing the claimant relationship.

               (c) Dividends, Distributions and Repurchases. The holders of the
Shares of any Series shall be entitled to receive dividends when, if and as declared with respect thereto in the manner provided in Section 6.1. No Share shall have any priority or preference over any other Share of the same Series with respect to dividends or distributions upon termination of the Trust or of such Series made pursuant to Section 8.4. All dividends and distributions shall be made ratably among all Shareholders of a particular class of a particular
Series and, if no classes, of a particular Series from the assets held with respect to such Series according to the number of Shares of such class of such
Series or of such Series held of record by such Shareholder on the record date for any dividend or distribution or on the date of termination, as the case may
be. Notwithstanding any other provisions of this Declaration of Trust, including without limitation, Section 6, no dividend or distribution, including without limitation, any distribution paid upon termination of the Trust or of any Series
(or class) with respect to, nor any repurchase of, the Shares of any Series (or class) shall be effected by the Trust other than from the assets held with respect to such Series, nor shall any Shareholder of any particular Series otherwise have any right or claim against the assets held with respect to any other Series except to the extent that such Shareholder has such a right or claim hereunder as a Shareholder of such other Series. The Trustees shall have full discretion, to the extent not inconsistent with the Investment Company Act, to determine which items shall be treated as income and which items as capital, and each such determination and allocation shall be conclusive and binding upon the Shareholders.

               (d) Voting. All Shares of the Trust entitled to vote on a matter shall vote separately by Series (and, if applicable, by class); namely, the
Shareholders of each Series (or class) shall have the right to approve or disapprove matters affecting the Trust and each respective Series (or class) as if the Series (or classes) were separate companies; provided, however, that there are two exceptions to voting by separate Series (or classes). First, if the Investment Company Act requires all Shares of the Trust to be voted in the aggregate without differentiation between the separate Series (or classes), then all the Trust's Shares shall be entitled to vote on the basis of one vote for each dollar of net asset value per share. Second, if any matter affects only the interests of some but not all Series (or classes), then only the Shareholders of such affected Series (or classes) shall be entitled to vote on the matter.

               (e) Equality. All the Shares of each particular Series shall represent an equal proportionate interest in the assets held with respect to that Series (subject to the liabilities held with respect to that Series and such rights and preferences as may have been established and designated with respect to classes of Shares within such Series), and each Share of any particular Series shall be equal to each other Share of that Series.

               (f) Fractions. Any fractional Share of a Series shall carry proportionately all the rights and obligations of a whole share of that Series, including rights with respect to voting, receipt of dividends and distributions, repurchase of Shares and termination of the Trust.

               (g) Exchange Privilege. The Trustees shall have the authority to provide that the holders of Shares of any Series shall have the right to exchange said Shares for Shares of one or more other Series of Shares in accordance with such requirements and procedures as may be established by the
Trustees.

               (h) Combination and Division of Shares and Series. The Trustees
may from time to time divide or combine the Shares of any particular Series into a greater or lesser number of Shares of that Series without thereby materially changing the proportionate beneficial interest of the Shares of that Series in the assets held with respect to that Series or materially affecting the rights of Shares of any other Series. The Trustees shall have the authority, without the approval of the Shareholders of any Series unless otherwise required by applicable

                                      A-5

law, to combine the assets and liabilities held with respect to any two or more
Series into assets and liabilities held with respect to a single Series.

               (i) Elimination of Series. At any time that there are no Shares outstanding of any particular Series (or class) previously established and designated or such other time and such manner not prohibited by the Investment
Company Act or other applicable law, the Trustees may by resolution of a majority of the then Trustees abolish that Series (or class) and rescind the establishment and designation thereof.

               (j) No Preemptive Rights. Shareholders shall have no preemptive or other right to subscribe to any additional Shares or other securities issued by the Trust or any Series.

        4. THE BOARD OF TRUSTEES

           4.1 NUMBER, ELECTION AND TENURE. The number of Trustees constituting the Board of Trustees shall be fixed from time to time by a written instrument signed, or by resolution approved at a duly constituted meeting, by a majority of the Board of Trustees; provided, however, that the number of Trustees shall in no event be fewer than one (1) nor more than fifteen (15). The Board of
Trustees, by action of a majority of the then Trustees at a duly constituted meeting, may fill vacancies in the Board of Trustees or remove Trustees with or without cause. Each Trustee shall serve during the continued lifetime of the
Trust until he or she dies, resigns, is declared bankrupt or incompetent by a court of appropriate jurisdiction, or is removed, or, if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor. Any Trustee may resign at any time by written instrument signed by him or her and delivered to any officer of the Trust or to a meeting of the Trustees. Such resignation shall be effective upon receipt unless specified to be effective at some other time.
Except to the extent expressly provided in a written agreement with the Trust, no Trustee resigning and no Trustee removed shall have any right to any compensation for any period following his or her resignation or removal, or any right to damages on account of such removal. The Shareholders may fix the number of Trustees and elect Trustees at any meeting of Shareholders called by the
Trustees for that purpose. Any Trustee may be removed at any meeting of
Shareholders by a vote of two-thirds (2/3) of the outstanding Shares of the
Trust. A meeting of Shareholders for the purpose of electing or removing one or more Trustees may be called (i) by the Trustees upon their own vote, or (ii)
upon the demand of Shareholders owning twenty percent (20%) or more of the
Shares of the Trust in the aggregate. Removal of one or more Trustees shall require a vote of more than two-thirds (2/3) of the outstanding Shares.

           4.2 EFFECT OF DEATH, RESIGNATION, ETC. OF A TRUSTEE. The death, declination, resignation, retirement, removal or incapacity of one or more
Trustees, or all of them, shall not operate to annul the Trust or to revoke any existing agency created pursuant to the terms of this Declaration of Trust.
Whenever a vacancy in the Board of Trustees shall occur, until such vacancy is filled as provided in Section 4.1, the Trustees in office, regardless of their number, shall have all the powers granted to the Trustees and shall discharge all the duties imposed upon the Trustees by this Declaration of Trust. As conclusive evidence of such vacancy, a written instrument certifying the existence of such vacancy may be executed by an officer of the Trust or by a majority of the Board of Trustees. In the event of the death, declination, resignation, retirement, removal or incapacity of all the then Trustees within a short period of time and without the opportunity for at least one Trustee being able to appoint additional Trustees to fill vacancies, the Trust's Adviser(s)
are empowered to appoint new Trustees subject to the provisions of Section 16(a)
of the Investment Company Act.

           4.3 TRUSTEE POWERS. Subject to the provisions of this Declaration of
Trust, the business of the Trust shall be managed by the Board of Trustees, and such Board of Trustees shall have all powers necessary or convenient to carry out that responsibility, including the power to engage in securities transactions of all kinds on behalf of the Trust. Without limiting the foregoing, the Trustees may:

               (a) Adopt Bylaws not inconsistent with this Declaration of Trust providing for the regulation and management of the affairs of the Trust and may amend and repeal them to the extent that such Bylaws do not reserve that right to the Shareholders;

                                      A-6

               (b) Fill vacancies in or remove from their number, and may elect and remove such officers and appoint and terminate such agents as they consider appropriate;

               (c) Appoint from their own number and establish and terminate one or more committees consisting of two or more Trustees, which may exercise the powers and authority of the Board of Trustees to the extent that the Trustees determine;

               (d) Employ one or more custodians of the assets of the Trust and may authorize such custodians to employ subcustodians and to deposit all or any part of such assets in a system or systems for the central handling of securities or with a Federal Reserve Bank;

               (e) Retain a transfer agent or a shareholder servicing agent, or both;

               (f) Provide for the issuance and distribution of Shares by the
Trust directly or through one or more Principal Underwriters or otherwise;

               (g) Repurchase and transfer Shares pursuant to applicable law;

               (h) Set record dates for the determination of Shareholders with respect to various matters;

               (i) Declare and pay dividends and distributions to Shareholders of each Series from the assets of such Series; and

               (j) In general, delegate such authority as they consider
desirable to any officer of the Trust, to any committee of the Trustees and to any agent or employee of the Trust or to any such custodian, transfer or shareholder servicing agent, or Principal Underwriter.

        Any determination as to what is in the interests of the Trust made by the Trustees in good faith shall be conclusive. In construing the provisions of this Declaration of Trust, the presumption shall be in favor of a grant of power to the Trustees. Unless otherwise specified or required by law, any action by the Board of Trustees shall be deemed effective if approved or taken by a majority of the Trustees then in office.

           4.4 TRUSTEE MEETINGS. With the exception of meetings at which an investment management agreement, portfolio advisory agreement or underwriting agreement is approved by the Board, any meeting, regular or special, may be held by conference telephone or similar communication equipment, or on the Internet or other method of electronic transmission, so long as all Trustees participating in the meeting can hear one another and all such Trustees shall be deemed to be present in person at the meeting. To the extent permitted by applicable law, if a Trustee grants consent through electronic means accompanied by an electronic signature, such consent shall be deemed to be in writing.

           4.5 TRUST POWERS. Without limiting the powers of the Trustees, the
Trust shall have power and authority:

               (a) To invest and reinvest cash, to hold cash uninvested, and to subscribe for, invest in, reinvest in, purchase or otherwise acquire, own, hold, pledge, sell, assign, transfer, exchange, distribute, write options on, lend or otherwise deal in or dispose of contracts for the future acquisition or delivery of fixed income or other securities, and securities of every nature and kind, including without limitation, all types of bonds, debentures, stocks, negotiable or nonnegotiable instruments, obligations, evidences of indebtedness, certificates of deposit or indebtedness, commercial paper, repurchase agreements, bankers' acceptances, and other securities of any kind, issued, created, guaranteed, or sponsored by any and all Persons, including without limitation, states, territories, and possessions of the United States and the
District of Columbia and any political subdivision, agency or instrumentality thereof, any foreign government or any political subdivision of the United
States Government or any foreign government, or any international instrumentality, or by any bank or savings institution, or by any corporation or organization organized under the laws of the United States or of any state, territory or possession thereof, or by

                                      A-7

any corporation or organization organized under any foreign law, or in "when issued" contracts for any such securities, to change the investments of the assets of the Trust; and to exercise any and all rights, powers and privileges of ownership or interest in respect of any and all such investments of every kind and description, including without limitation, the right to consent and otherwise act with respect thereto, with power to designate one or more Persons, to exercise any of said rights, powers, and privileges in respect of any of said instruments;

               (b) To sell, exchange, lend, pledge, mortgage, hypothecate, lease or write options with respect to or otherwise deal in any property rights relating to any or all of the assets of the Trust or any Series;

               (c) To vote or give assent, or exercise any rights of ownership, with respect to stock or other securities or property; and to execute and deliver proxies or powers of attorney to such person or persons as the Trustees shall deem proper, granting to such person or persons such power and discretion with relation to securities or property as the Trustees shall deem proper;

               (d) To exercise powers and right of subscription or otherwise which in any manner arise out of ownership of securities;

               (e) To hold any security or property in a form not indicating any trust, whether in bearer, unregistered or other negotiable form, or in its own name or in the name of a custodian or subcustodian or a nominee or nominees or otherwise;

               (f) To consent to or participate in any plan for the
reorganization, consolidation or merger of any corporation or issuer of any security which is held in the Trust; to consent to any contract, lease, mortgage, purchase or sale of property by such corporation or issuer; and to pay calls or subscriptions with respect to any security held in the Trust;

               (g) To join with other security holders in acting through a committee, depositary, voting trustee or otherwise, and in that connection to deposit any security with, or transfer any security to, any such committee, depositary or trustee, and to delegate to them such power and authority with relation to any security (whether or not so deposited or transferred) as the
Trustees shall deem proper, and to agree to pay, and to pay, such portion of the expenses and compensation of such committee, depositary or trustee as the
Trustees shall deem proper;

               (h) To compromise, arbitrate or otherwise adjust claims in favor of or against the Trust or any matter in controversy, including without limitation, claims for taxes;

               (i) To enter into joint ventures, general or limited partnerships and any other combinations or associations;

               (j) To borrow funds or other property in the name of the Trust exclusively for Trust purposes;

               (k) To endorse or guarantee the payment of any notes or other obligations of any Person; to make contracts of guaranty or suretyship, or otherwise assume liability for payment thereof;

               (l) To purchase and pay for entirely out of Trust Property such insurance as the Trustees may deem necessary or appropriate for the conduct of the business, including without limitation, insurance policies insuring the assets of the Trust or payment of distributions and principal on its portfolio investments, and insurance policies insuring the Shareholders, Trustees, officers, employees, agents, Advisers, Principal Underwriters or independent contractors of the Trust, individually against all claims and liabilities of every nature arising by reason of holding Shares, holding, being or having held any such office or position, or by reason of any action alleged to have been taken or omitted by any such Person as Trustee, officer, employee, agent,
Adviser, Principal Underwriter or independent contractor, including any action taken or omitted that may be determined to constitute negligence, whether or not the Trust would have the power to indemnify such Person against liability; and

                                      A-8

               (m) To adopt, establish and carry out pension, profit-sharing, share bonus, share purchase, savings, thrift and other retirement, incentive and benefit plans, trusts and provisions, including the purchasing of life insurance and annuity contracts as a means of providing such retirement and other benefits, for any or all of the Trustees, officers, employees and agents of the
Trust.

        The Trust shall not be limited to investing in obligations maturing before the possible termination of the Trust or one or more of its Series. The
Trust shall not in any way be bound or limited by any present or future law or custom in regard to investment by fiduciaries. The Trust shall not be required to obtain any court order to deal with any assets of the Trust or take any other action hereunder.

           4.6 PAYMENT OF EXPENSES BY THE TRUST. The Trustees are authorized to pay or cause to be paid out of the principal or income of the Trust, or partly out of the principal and partly out of income, as they deem fair, all expenses, fees, charges, taxes and liabilities incurred or arising in connection with the
Trust, or in connection with the management thereof, including without limitation, the Trustees' compensation and such expenses and charges for the services of the Trust's officers, employees, Adviser, Principal Underwriter, auditors, counsel, custodian, transfer agent, Shareholder servicing agent and such other agents or independent contractors and such other expenses and charges as the Trustees may deem necessary or proper to incur.

           4.7 PAYMENT OF EXPENSES BY SHAREHOLDERS. The Trustees shall have the power, as frequently as they may determine, to cause each Shareholder, or each
Shareholder of any particular Series, to pay directly, in advance or arrears, for charges of the Trust's custodian or transfer, Shareholder servicing or similar agent, an amount fixed from time to time by the Trustees, by setting off such charges due from such Shareholder from declared but unpaid dividends owed such Shareholder and/or by reducing the number of shares in the account of such
Shareholder by that number of full and/or fractional Shares which represents the outstanding amount of such charges due from such Shareholder.

           4.8 OWNERSHIP OF ASSETS OF THE TRUST. Title to all of the assets of the Trust shall at all times be considered as vested in the Trust, except that the Trustees shall have power to cause legal title to any Trust Property to be held by or in the name of one or more of the Trustees, or in the name of the
Trust, or in the name of any other Person as nominee, on such terms as the
Trustees may determine. The right, title and interest of the Trustees in the
Trust Property shall vest automatically in each Person who may hereafter become a Trustee. Upon the resignation, removal or death of a Trustee, he or she shall automatically cease to have any right, title or interest in any of the Trust
Property, and the right, title and interest of such Trustee in the Trust
Property shall vest automatically in the remaining Trustees. Such vesting and cessation of title shall be effective whether or not conveyancing documents have been executed and delivered.

           4.9 SERVICE CONTRACTS.

               (a) Advisory, Management and Administrative Contracts. Subject to
such requirements and restrictions as may be set forth in the Bylaws, the
Trustees may, at any time and from time to time, contract for exclusive or nonexclusive advisory, management and/or administrative services for the Trust or for any Series with any Person, and any such contract may contain such other terms as the Trustees may determine, including without limitation, authority for the Adviser or administrator to determine from time to time without prior consultation with the Trustees what investments shall be purchased, held, sold or exchanged and what portion, if any, of the assets of the Trust shall be held uninvested and to make changes in the Trust's investments, or such other activities as may specifically be delegated to such party.

               (b) Distributor and Underwriter Contracts. The Trustees may also, at any time and from time to time, contract with any Person, appointing it exclusive or nonexclusive distributor or Principal Underwriter for the Shares of one or more of the Series (or classes) or other securities to be issued by the
Trust. Every such contract shall comply with such requirements and restrictions as may be set forth in the Bylaws, and any such contract may contain such other terms as the Trustees may determine.

               (c) Custodian and Transfer and Servicing Agent Contracts. The
Trustees are also empowered, at any time and from time to time, to contract with any Person, appointing it the custodian, transfer

                                      A-9

agent and/or shareholder servicing agent for the Trust or one or more of its
Series. Every such contract shall comply with such requirements and restrictions as may be set forth in the Bylaws or stipulated by resolution of the Trustees.

               (d) Other Service Contracts. The Trustees are further empowered, at any time and from time to time, to contract with any entity to provide such other services to the Trust or one or more of the Series, as the Trustees determine to be in the best interests of the Trust and the applicable Series.

        The fact that: (i) any of the Shareholders, Trustees, or officers of the
Trust is a shareholder, director, officer, partner, trustee, employee, adviser, investment adviser, manager, principal underwriter, distributor, affiliate or agent of or for any Person, or for any parent or affiliate of a Person, with which an advisory, management or administration contract, or principal underwriter's or distributor's contract, or transfer, shareholder servicing or other type of service contract may have been or may hereafter be made, or (ii)
any such Person, or any parent or affiliate of such Person, (A) is a Shareholder or has an interest in the Trust, or (B) also has an advisory, management or administration contract, or principal underwriter's or distributor's contract, or transfer, shareholder servicing or other service contract with one or more other Persons, or has other business or interests, shall not affect the validity of any such contract or disqualify any Shareholder, Trustee or officer of the
Trust from voting upon or executing the same, or create any liability or accountability to the Trust or its Shareholders, provided approval of each such contract is made pursuant to the requirements of the Investment Company Act.

        5. SHAREHOLDERS' VOTING POWERS AND MEETINGS.

           5.1 VOTING POWERS. Subject to the provisions of Section 3.7(d), the
Shareholders shall have power to vote only (i) for the election or removal of
Trustees as provided in Section 4.1, and (ii) with respect to such additional matters relating to the Trust as may be required by this Declaration of Trust, the Bylaws or any registration of the Trust with the Commission (or any successor agency) or any state, or as the Trustees may consider necessary or desirable. As appropriate, voting may be by Series (or class). Each dollar of net asset value of a Share shall be entitled to one vote as to any matter on which it is entitled to vote and each factional Share shall be entitled to a proportionate fractional vote. There shall be no cumulative voting in the election of Trustees. Shares may be voted in person or by proxy. Unless the
Trustees declare otherwise, proxies may be given by any electronic or telecommunications device, including telefax, telephone or through the Internet.
A proxy shall be deemed signed if the Shareholder's name or personal identifying number (as determined by the Trustees) is placed on the vote (whether by manual signature or any electronic or telecommunications device) by the Shareholder or the Shareholder's attorney-in-fact. A proxy with respect to Shares held in the name of two or more persons shall be valid if executed by any one of them unless at or prior to exercise of the proxy the Trust receives a specific written notice to the contrary from any one of them. A proxy purporting to be executed by or on behalf of a Shareholder shall be deemed valid unless challenged at or prior to its exercise and the burden of proving invalidity shall rest on the challenger.

           5.2 VOTING POWER AND MEETINGS. Meetings of the Shareholders may be
called by the Trustees for the purpose of electing Trustees as provided in
Section 4.1 and for such other purposes as may be prescribed by law, by this
Declaration of Trust or by the Bylaws. Meetings of the Shareholders may also be called by the Trustees from time to time for the purpose of taking action upon any other matter deemed by the Trustees to be necessary or desirable. A meeting of Shareholders may be held at any place designated by the Trustees. Written notice of any meeting of Shareholders shall be given or caused to be given by the Trustees by mailing such notice at least seven (7) days before such meeting, postage prepaid, stating the time and place of the meeting, to each Shareholder at the Shareholder's address as it appears on the records of the Trust. To the extent permitted by applicable law, notice of a meeting by electronic means such as by electronic mail, shall be deemed to be in writing. Whenever notice of a meeting is required to be given to a Shareholder under this Declaration of Trust or the Bylaws, a written waiver thereof, executed before or after the meeting by such Shareholder or his or her attorney thereunto authorized and filed with the records of the meeting, shall be deemed equivalent to such notice.

           5.3 QUORUM AND REQUIRED VOTE. Except when a larger quorum is required by applicable law, by the Bylaws or by this Declaration of Trust, a majority of the dollar-weighted voting power of Shares entitled to vote shall constitute a quorum at a Shareholders' meeting. When any one or more Series (or classes) is to vote as a single class separate from any other Shares, a majority of the
Shares of each such Series (or

                                      A-10

classes) entitled to vote shall constitute a quorum at a Shareholder's meeting of that Series. Any meeting of Shareholders may be adjourned from time to time by a majority of the votes properly cast upon the question of adjourning a meeting to another date and time, whether or not a quorum is present, and the meeting may be held as adjourned within a reasonable time after the date set for the original meeting without further notice. Subject to the provisions of
Section 4.7(d), when a quorum is present at any meeting, a majority of the
Shares voted shall decide any questions and a plurality shall elect a Trustee, except when a larger vote is required by any provision of this Declaration of
Trust or the Bylaws or by applicable law.

           5.4 ACTION BY WRITTEN CONSENT. Any action taken by shareholders may be taken without a meeting if Shareholders holding a majority of the Shares entitled to vote on the matter (or such larger proportion thereof as shall be required by any express provision of this Declaration of Trust or by the Bylaws or by applicable law) and holding a majority (or such larger proportion as aforesaid) of the Shares of any Series (or class) entitled to vote separately on the matter consent to the action in writing and such written consents are filed with the records of the meetings of Shareholders. Such consent shall be treated for all purposes as a vote taken at a meeting of Shareholders. Unless the
Trustees declare otherwise, written consent may be given by any electronic or telecommunications devise, including telefax, telephone or through the Internet.
Such consent shall be deemed signed if the voter's name or personal identifying number (as determined by the Trustees) is placed on the vote (whether by manual signature or any electronic or telecommunications device) by the shareholder or the shareholder's attorney-in-fact.

           5.5 RECORD DATES. For the purpose of determining the Shareholders of any Series (or class) who are entitled to vote or act at any meeting or any adjournment thereof, the Trustees may from time to time fix a time, which shall be not more than ninety (90) days before the date of any meeting of
Shareholders, as the record date for determining the Shareholders of such Series
(or class) having the right to notice of and to vote at such meeting and any adjournment thereof, and in such case only Shareholders of record on such record date shall have such right, notwithstanding any transfer of shares on the books of the Trust after the record date. For the purpose of determining the
Shareholders of any Series (or class) who are entitled to receive payment of any dividend or of any other distribution, the Trustees may from time to time fix a date, which shall be before the date for the payment of such dividend or such other payment, as the record date for determining the Shareholders of such
Series (or class) having the right to receive such dividend or distribution.
Without fixing a record date the Trustees may for voting and/or distribution purposes close the register or transfer books for one or more Series for all or any part of the period between a record date and a meeting of Shareholders or the payment of a distribution. Nothing in this Section shall be construed as precluding the Trustees from setting different record dates for different Series
(or classes).

           5.6 ADDITIONAL PROVISIONS. The Bylaws may include further provisions for Shareholders' votes and meetings and related matters.

        6. NET ASSET VALUE, DISTRIBUTIONS AND REPURCHASES

           6.1 DETERMINATION OF NET ASSET VALUE, NET INCOME AND DISTRIBUTIONS.
Subject to Section 3.7, the Trustees, in their absolute discretion, may prescribe and shall set forth in the Bylaws or in a duly adopted vote of the
Trustees such bases and time for determining the per Share net asset value of the Shares of any Series or net income attributable to the Shares of any Series, or the declaration and payment of dividends and distributions on the Shares of any Series, as they may deem necessary or desirable.

           6.2 REPURCHASES. The Trust shall purchase such Shares as are tendered by any Shareholder, together with a proper instrument of transfer, in accordance with such procedures for repurchase as the Trustees may from time to time authorize; and the Trust will pay therefor the net asset value thereof or such other amount specified by the Trustees, in accordance with the procedures adopted by the Trustees and applicable law. In the event that the New York Stock
Exchange (the "Exchange") is closed for other than weekends or holidays, or if permitted by the rules of the Commission during periods when trading on the
Exchange is restricted or during any emergency which makes it impracticable for the Trust to dispose of the investments of the applicable Series or to determine fairly the value of the net assets held with respect to such Series or during any other period permitted by order of the Commission for the protection of investors, such obligations may be suspended or postponed by the

                                      A-11

Trustees. The repurchase price may in any case be paid wholly or partly in-kind or subject to other terms specified by the Trustees if the Trustees determine that such payment is advisable in the interest of the remaining Shareholders of the Series for which the Shares are being repurchased. Subject to the foregoing, the fair value, selection and quantity of securities or other property so paid or delivered as all or part of the repurchase price may be determined by or under authority of the Trustees. In no case shall the Trust be liable for any delay of any Person in transferring securities selected for delivery as all or part of any payment in-kind.

           6.3 REPURCHASES AT THE OPTION OF THE TRUST. Subject to applicable law, the Trust also shall have the right, at its option and at any time, to repurchase Shares of any Shareholder at the net asset value thereof as described in Section 6.1:

               (a) If at such time such Shareholder owns Shares of any Series having an aggregate net asset value of less than an amount determined from time to time by the Trustees prior to the acquisition of said Shares;

               (b) To the extent that such Shareholder owns Shares of a
particular Series equal to or in excess of a percentage, determined from time to time by the Trustees, of the outstanding Shares of that Series;

               (c) To the extent that such Shareholder owns Shares equal to or in excess of a percentage, determined from time to time by the Trustees, of the outstanding Shares of the Trust or of any Series;

               (d) In connection with the elimination of a Series under Section
3.7(i) or Section 8.2;

               (e) If such Shares, or a portion thereof, have been transferred or have vested in any Person by operation of law as the result of the death, dissolution, bankruptcy or incompetency of such Shareholder;

               (f) If ownership of Shares by such Shareholder or other Person is likely to cause the Trust or any Series to be in violation of, or require registration of any Shares under, or subject the Trust or any Series to additional registration or regulation order, the securities, commodities or other laws of the United States or any other relevant jurisdiction, or may subject the Trust or any Series or any of the Shareholders to an undue risk of adverse tax or other fiscal or regulatory consequences;

               (g) If continued ownership of such Shares may be harmful or injurious to the business or reputation of the Trust or any Series or the
Adviser, or may subject the Trust or any Series or any of the Shareholders to an
undue risk of adverse tax or other fiscal consequences; or

               (h) If any of the representations and warranties made by such
Shareholder in connection with the acquisition of the Shares was not true when made or has ceased to be true.

        7. COMPENSATION AND LIMITATION OF LIABILITY OF TRUSTEES

           7.1 COMPENSATION OF TRUSTEES. The Trustees as such may receive reasonable compensation from the Trust, but only if and to the extent determined by the Board of Trustees. Nothing herein shall in any way prevent the employment of any Trustee for advisory, management, legal, accounting, investment banking or other services and payment for the same by the Trust.

           7.2 INDEMNIFICATION AND LIMITATION OF LIABILITY. No Trustee or
officer of the Trust shall be liable to the Trust or any of the Shareholders for any loss or damage occasioned by any act or omission in the performance of the
Trustee's or officer's services as such in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the Trustee's or officer's office. To the fullest extent permitted by law, the Trust shall indemnify, out of its assets, and hold harmless each
Trustee and officer of the Trust against any liability and expense to which the
Trustee or officer may be liable that arise in connection with the performance of the Trustee's or officer's activities on behalf of the Trust; provided, however, that nothing herein shall be construed to provide for indemnification, exculpation or protection of a Trustee or

                                      A-12

officer for any liability (including liability under federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith), to the extent that such liability is a result of the willful misfeasance, bad faith, gross negligence or reckless disregard of duties of such
Trustee or officer or such indemnification, exculpation or protection would be in violation of applicable law.

           7.3 FURTHER LIMITS ON LIABILITY. Trustees and officers of the Trust shall not be personally liable to any Shareholder for the repayment of any payments made by the Shareholder to the Trust or any Series for the subscription of Shares or by reason of any change in the federal or state income tax laws applicable to the Trust or any Series or its investors. Every note, bond, contract, instrument, certificate or undertaking and every other act or thing whatsoever issued, executed or done by or on behalf of the Trust or the Trustees or any of them in connection with the Trust shall be conclusively deemed to have been issued, executed or done only in or with respect to their or his or her capacity as Trustees or Trustee, and such Trustees or Trustee shall not be personally liable thereon.

           7.4 TRUSTEE'S GOOD FAITH ACTION, EXPERT ADVICE, NO BOND OR SURETY.
The exercise by the Trustees of their powers and discretion hereunder shall be binding upon everyone interested. A Trustee shall be liable to the Trust and to any Shareholder solely for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and shall not be liable for errors of judgment or mistakes of fact or law. The Trustees may take advice of counsel or other experts with respect to the meaning and operation of this Declaration of Trust, and shall be under no liability for any act or omission in accordance with such advice nor for failing to follow such advice. The Trustees shall not be required to give any bond as such, nor any surety if a bond is required.

           7.5 INSURANCE. The Trustees shall be entitled and empowered to the fullest extent permitted by law to purchase with Trust assets insurance for liability and for all expenses reasonably incurred or paid or expected to be paid by a Trustee or officer in connection with any claim, action, suit or proceeding in which he or she becomes involved by virtue of his or her capacity or former capacity with the Trust.

        8. MISCELLANEOUS

           8.1 LIABILITY OF THIRD PERSONS DEALING WITH TRUSTEES. No Person
dealing with the Trustees shall be bound to make any inquiry concerning the validity of any transaction made or to be made by the Trustees or to see to the application of any payments made or property transferred to the Trust or upon its order.

           8.2 POWER OF ATTORNEY. Each Shareholder hereby appoints the Board of
Trustees as his, her or its attorney-in-fact for purposes of filing required certificates and documents relating to the formation and maintenance of the
Trust as a statutory trust under Delaware law or signing all instruments effecting authorized changes in the Trust or this Declaration of Trust and conveyances and other instruments deemed necessary to effect the dissolution or termination of the Trust or any Series. This power of attorney, which will be contained in an investors' subscription agreement, is a special power-of-attorney and is coupled with an interest in favor of the Board of
Trustees and as such will be irrevocable and will continue in full force and effect notwithstanding the subsequent death or incapacity of any Shareholder granting the power of attorney. In addition, the power of attorney will survive the delivery of a transfer by a Shareholder of all or any portion of the
Shareholder's Shares, except that when the transferee of the Shares has been approved by the Board of Trustees for admission to the Trust as a substitute
Shareholder, or upon the withdrawal of a Shareholder from the Trust pursuant to a periodic tender or otherwise, the power of attorney given by the transferor will terminate.

           8.3 TERMINATION OF TRUST OR SERIES. Unless terminated as provided herein, the Trust shall continue without limitation of time. The Trust may be terminated at any time by vote of two-thirds (2/3) of the Shares of each Series entitled to vote, voting separately by Series, or by the Trustees by written notice to the Shareholders. Any Series may be terminated at any time by vote of two-thirds (2/3) of the Shares of that Series or by the Trustees by written notice to the Shareholders of that Series. Any Series shall be terminated if the
Shares of any Shareholder that has submitted a written request for the repurchase of all of its Shares by the Series, in accordance with the terms of this Declaration of Trust, are not repurchased by the Series within a period of two (2)

                                      A-13

years following the date of the request; provided, however, that termination shall not be required if the Series is unable to repurchase a Shareholder's
Shares as a result of regulatory restrictions that prevent the Series from fulfilling a repurchase request.

           8.4 LIQUIDATION. Upon termination of the Trust (or any Series, as the case may be), the Board of Trustees or Adviser, acting as liquidator under appointment by the Board of Trustees (or another liquidator, if the Board of
Trustees does not appoint the Adviser to act as liquidator or the Adviser is unable to perform this function) shall wind up the affairs of each Series (or the applicable Series, as the case may be) and liquidate its assets. Upon the liquidation of a Series, its assets will be distributed (i) first, to satisfy the debts, liabilities and obligations of the Series (other than debts of
Shareholders) including actual or anticipated liquidation expenses, (ii) next, to repay debts owing to the Shareholders of the Series, and (iii) finally, to the Shareholders of the Series proportionately in accordance with the value of their Shares. Assets may be distributed in-kind on a proportionate basis if the
Board of Trustees or liquidator determines that the distribution of assets in-kind would be in the interests of the Shareholders in facilitating an orderly liquidation.

           8.5 MERGER AND CONSOLIDATION. The Trustees may cause (i) the Trust or one or more of its Series to the extent consistent with applicable law to be merged into or consolidated with another trust or company, (ii) the Shares of the Trust or any Series to be converted into beneficial interests in another statutory trust (or series thereof) created pursuant to this Section 8.5, or
(iii) the Shares to be exchanged under or pursuant to any state or federal statute to the extent permitted by law. Such merger or consolidation, Share conversion or Share exchange need not be authorized by vote of the holders of
Shares of the Trust, except to the extent required by applicable law; provided, however, that, to the extent approval of the holders of Shares is required, in all respects not governed by statute or applicable law, the Trustees shall have the power to prescribe the procedure necessary or appropriate to accomplish a sale of assets, merger or consolidation including the power to create one or more separate statutory trusts to which all or any part of the assets, liabilities, profits or losses of the Trust may be transferred and to provide for the conversion of Shares of the Trust or any Series into beneficial interests in such separate statutory trust or trusts (or series thereof).

           8.6 AMENDMENTS. This Declaration of Trust may be restated and/or amended at any time by an instrument in writing signed by a majority of the then
Trustees, including, if required by law, a majority of the non-interested
Trustees, and, if required by law, approval of such amendment by Shareholders in accordance with Section 5.3. Any such restatement and/or amendment hereto shall be effective immediately upon execution and approval. The Certificate of Trust of the Trust may be restated and/or amended by a similar procedure, and any such restatement and/or amendment shall be effective immediately upon filing with the
Secretary of State of the State of Delaware or upon such future date as may be stated therein.

           8.7 COPIES AND INTERPRETATION. The original or a copy of this instrument and of each restatement and/or amendment hereto shall be kept at the office of the Trust where it may be inspected by any Shareholder. Anyone dealing with the Trust may rely on a certificate by an officer of the Trust as to whether or not any such restatements and/or amendments have been made and as to any matters in connection with the Trust hereunder; and, with the same effect as if it were the original, may rely on a copy certified by an officer of the Trust to be a copy of this instrument or of any such restatements and/or amendments.
In this instrument and in any such restatements and/or amendment, references to this instrument, and all expressions like "herein," "hereof' and "hereunder,"
shall be deemed to refer to this instrument as amended or affected by any such restatements and/or amendments. Headings are placed herein for convenience of reference only and shall not be taken as a part hereof or control or affect the meaning, construction or effect of this instrument. Whenever the singular number is used herein, the same shall include the plural; and the neuter, masculine and feminine genders shall include each other, as applicable. This instrument may be executed in any number of counterparts each of which shall be deemed an original.

           8.8 APPLICABLE LAW. This Declaration of Trust is created under and is to be governed by and construed and administered according to the laws of the
State of Delaware and the Delaware Statutory Trust Act, as amended from time to time (the "Statutory Trust Act"). The Trust shall be a Delaware statutory trust pursuant to such Statutory Trust Act, and without limiting the provisions hereof, the Trust may exercise all powers which are ordinarily exercised by such a statutory trust.

                                      A-14

           8.9 CONFLICTS AND SEVERABILITY. The provisions of this Declaration of
Trust are severable, and if the Trustees shall determine, with the advice of counsel, that any of such provisions is in conflict with the Investment Company
Act, the regulated investment company provisions of the Internal Revenue Code or with other applicable laws and regulations, the conflicting provision shall be deemed never to have constituted a part of this Declaration of Trust; provided, however, that such determination shall not affect any of the remaining provisions of this Declaration of Trust or render invalid or improper any action taken or omitted prior to such determination. If any provision of this
Declaration of Trust shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to such provision in such jurisdiction and shall not in any manner affect such provision in any other jurisdiction or any other provision of this Declaration of Trust in any jurisdiction.

           8.10 STATUTORY TRUST ONLY. It is the intention of the Trustees to create a statutory trust pursuant to the Statutory Trust Act, and thereby to create only the relationship of trustee and beneficial owners within the meaning of such Statutory Trust Act between the Trustees and each Shareholder. It is not the intention of the Trustees to create a general partnership, limited partnership, joint stock association, corporation, bailment, or any form of legal relationship other than a statutory trust pursuant to such Statutory Trust
Act. Nothing in this Declaration of Trust shall be construed to make the
Shareholders, either by themselves or with the Trustees, partners or members of a joint stock association.

           8.11 USE OF THE IDENTIFYING WORDS. The identifying words "A T Fund"
and "A T Funds," including any derivations thereof, and all rights to the use of such identifying words belong to the Adviser. The Advisor hereby licenses the to
Trust the right to use such identifying words in the Trust's name and the name of any Series thereof. If the Advisor or an affiliate of the Advisor is not appointed or ceases to be the adviser of the Trust, this non-exclusive license may be revoked by the Adviser upon written notice to the Trust, and the Trust and any Series thereof shall respectively cease using such identifying words unless otherwise consented to by the Adviser or any successor to its interests.

        9. TRUST CLASSIFIED AS A PARTNERSHIP FOR FEDERAL AND STATE INCOME TAX
PURPOSES. The Trust is intended to be classified and operated as a partnership for federal and state income tax purposes.

        10. CAPITAL ACCOUNTS, ALLOCATIONS AND TAX MATTERS.

           10.1 CONTRIBUTIONS TO CAPITAL.

               (a) Minimum Contributions. The minimum initial contribution of each Shareholder to the capital of the Trust shall be $100,000, and the minimum subsequent contribution of each Shareholder to the capital of the Trust shall be
$50,000, which minimum amounts are subject to change by the Board of Trustees, in its discretion. The amount of the initial contribution and any subsequent contributions of each Shareholder shall be recorded on the books and records of the Trust upon acceptance as a contribution to the capital of the Trust.

               (b) Contributions by Trustees and Advisers. The Trustees shall not be entitled to make contributions of capital to the Trust as Trustees of the
Trust, but may make contributions to the capital of the Trust as Shareholders.
An Adviser may make contributions to the capital of the Trust as a Shareholder.

               (c) No Mandatory Contributions. Shareholders may make additional contributions to the capital of the Trust effective as of such times as the
Board of Trustees, in its discretion, may permit, subject to Section 3.3, but no
Shareholder shall be obligated to make any additional contribution to the capital of the Trust, except pursuant to Section 10.9(b).

               (d) Payment in Cash. Initial and any additional contributions to the capital of the Trust by any Shareholder shall be payable in cash or payable in readily available funds at the date of the proposed acceptance of the contribution, except as otherwise permitted by the Board of Trustees.

                                      A-15

           10.2 RIGHTS OF SHAREHOLDERS TO CAPITAL. No Shareholder shall be entitled to interest on any contribution to the capital of the Trust, nor shall any Shareholder be entitled to the return of any capital of the Trust except (a)
upon the repurchase by the Trust of a part or all of such Shareholder's Shares pursuant to Section 6, (b) pursuant to Section 10.9(b), or (c) upon the liquidation of the Trust's assets pursuant to Section 8.4. No Shareholder shall be liable for the return of any such amounts. No Shareholder shall have the right to require partition of the Trust's property or to compel any sale or appraisal of the Trust's assets.

           10.3 CAPITAL ACCOUNTS.

               (a) Capital Accounts. The Fund shall maintain a separate Capital
Account for each Shareholder.

               (b) Initial Balance. Each Shareholder's Capital Account shall have an initial balance equal to the amount of such Shareholder's initial contribution to the capital of the Trust.

               (c) Increases. Each Shareholder's Capital Account shall be increased by the sum of (i) the amount of cash and the value of any securities constituting additional contributions by such Shareholder to the capital of the
Trust permitted pursuant to Section 10.1, plus (ii) all amounts credited to such
Shareholder's Capital Account pursuant to Sections 10.4 through 10.7.

               (d) Reductions. Each Shareholder's Capital Account shall be reduced by the sum of (i) the amount of any repurchase of the Shares, or portion thereof, of such Shareholder or distributions to such Shareholder pursuant to
Sections 10.8 or 10.9 or Sections 6 or 8.4 that are not reinvested (net of any liabilities secured by any asset distributed that such Shareholder is deemed to assume or take subject to under Section 752 of the Code), plus (ii) the amount of any distributions to such Shareholder that are not reinvested, plus (iii) any amounts debited against such Shareholder's Capital Account pursuant to Sections
10.4 through 10.7.

           10.4 ALLOCATION OF NET PROFIT AND NET LOSS. Except as otherwise provided in herein, Net Profit and Net Loss of the Trust for each Fiscal Period will be allocated among and credited to or debited against the Capital Accounts of all Shareholders as of the last day of the Fiscal Period in accordance with
Shareholders' respective Investment Percentages for the Fiscal Period.

           10.5 ALLOCATION OF ORGANIZATIONAL, OFFERING AND CERTAIN OTHER
EXPENSES.

               (a) Organizational Expenses. Organizational expenses incurred by the Trust in connection with its formation and initial registration as an investment company under the Investment Company Act shall generally be charged to expense as incurred.

               (b) Offering Expenses. Ongoing offering expenses in connection with the offering of Shares and/or any expenses in connection with any transfer or repurchase of Shares shall generally be treated as operating expenses and included in the computation of Net Profit and/or Net Loss (except to the extent that the Adviser or another party determines in its discretion that it will assume, reimburse and/or waive such expenses).

               (c) Other Expenses. Any expenditures payable by the Trust, to the extent paid or withheld on behalf of, or by reason of particular circumstances applicable to, one or more but fewer than all of the Shareholders, will generally be charged to only those Shareholders on whose behalf the payments are made or whose circumstances gave rise to the payments. These charges will be debited to the Capital Accounts of the applicable Shareholders as of the close of the Fiscal Period during which the items were paid or accrued by the Trust.

           10.6 RESERVES. Appropriate reserves may be created, accrued and charged against Net Assets and proportionately against the Capital Accounts of the Shareholders for contingent liabilities, if any, as of the date any such contingent liability becomes known to the Adviser or the Board of Trustees, such reserves to be in such amounts that the Board of Trustees, in its sole discretion, deems necessary or appropriate. The Board of

                                      A-16

Trustees may increase or reduce any such reserves from time to time by such amounts as the Board of Trustees, in its sole discretion, deems necessary or appropriate. The amount of any such reserve, or any increase or decrease therein, shall be proportionately charged or credited, as appropriate, to the
Capital Accounts of those parties who are Shareholders at the time when such reserve is created, increased or decreased, as the case may be, regardless of whether they were Shareholders at the time, as determined by the Board of
Trustees, of the act or omission giving rise to the contingent liability for which the reserve was established, increased or decreased.

           10.7 TAX ALLOCATIONS.

               (a) Treasury Allocations. For each Fiscal Year, items of income, deduction, gain, loss or credit shall be allocated for income tax purposes among the Shareholders in such manner as to reflect equitably amounts credited or debited to each Shareholder's Capital Account for the current and prior Fiscal
Years (or relevant portions thereof). Allocations under this Section 3.7 shall be made pursuant to the principles of Sections 704(b) and 704(c) of the Code, and Treasury Regulation Sections 1.704-1(b)(2)(iv)(f) and (g), 1.704-1(b)(4)(i)
and 1.704-3(e) promulgated thereunder, as applicable, or the successor provisions to such Sections of the Code and Treasury Regulations.
Notwithstanding anything to the contrary in this Agreement, there shall be allocated to the Shareholders such gains or income as shall be necessary to satisfy the "qualified income offset" requirement of Treasury Regulation Section
1.704-1(b)(2)(ii)(d).

               (b) Positive Basis Allocations. If the Trust realizes capital gains (including short-term capital gains) for Federal income tax purposes for any Fiscal Year during or as of the end of which the Shares of one or more
Positive Basis Shareholders are repurchased by the Trust in whole or in part, unless otherwise determined by the Board of Trustees, in its sole discretion, shall allocate, such gains shall be allocated as follows: (i) to allocate such gains among such Positive Basis Shareholders, pro rata in proportion to the respective Positive Basis of each such Positive Basis Shareholder, until either the full amount of such gains shall have been so allocated or the Positive Basis of each such Positive Basis Shareholder shall have been eliminated, and (ii) to allocate any gains not so allocated to Positive Basis Shareholders pursuant to clause (i) above to the other Shareholders in such manner as shall equitably reflect the amounts allocated to such Shareholders' Capital Accounts pursuant to
Section 10.4.

               (c) Negative Basis Allocations. If the Trust realizes capital losses (including short-term capital losses) for Federal income tax purposes for any Fiscal Year during or as of the end of which the Shares of one or more
Negative Basis Shareholders are repurchased by the Trust in whole or in part, unless otherwise determined by the Board of Trustees, in its sole discretion, such losses shall be allocated as follows: (i) to allocate such losses among such Negative Basis Shareholders, pro rata in proportion to the respective
Negative Basis of each such Negative Basis Shareholder, until either the full amount of such losses shall have been so allocated or the Negative Basis of each such Negative Basis Shareholder shall have been eliminated, and (ii) to allocate any losses not so allocated to Negative Basis Shareholders pursuant to clause
(i) above to the other Shareholders in such manner as shall equitably reflect the amounts allocated to such Shareholders' Capital Accounts pursuant to Section
10.4.

           10.8 DISTRIBUTIONS. The Board of Trustees, in its sole discretion, may authorize the Trust to make distributions in cash or in kind, or both in cash and in kind, at any time to all of the Shareholders on a pro rata basis in accordance with the Shareholders' Capital Account balances.

           10.9 WITHHOLDING TAXES.

               (a) Withholding. The Board of Trustees may withhold and pay over to the Internal Revenue Service (or any other relevant taxing authority) taxes from any distribution or deemed distribution to any Shareholder to the extent required by the Code or any other applicable law.

               (b) Deemed Distribution. For purposes of this Declaration of
Trust, any taxes so withheld by the Trust with respect to any amount distributed by the Trust to any Shareholder shall be deemed to be a distribution or payment to such Shareholder, reducing the amount otherwise distributable to such
Shareholder pursuant to this Declaration of Trust and reducing the Capital
Account of such Shareholder. If the amount of such taxes is greater than any such distributable amounts, then such Shareholder and any successor to such
Shareholder's

                                      A-17

Shares shall pay to the Trust as a contribution to the capital of the Trust, upon demand of the Board of Trustees, the amount of such excess.

               (c) Reductions and Exemptions. The Board of Trustees shall not be obligated to apply for or obtain a reduction of or exemption from withholding tax on behalf of any Shareholder that may be eligible for such reduction or exemption. To the extent that a Shareholder claims to be entitled to a reduced rate of, or exemption from, a withholding tax pursuant to an applicable income tax treaty, or otherwise, the Shareholder shall furnish the Board of Trustees with such information and forms as such Shareholder may be required to complete where necessary to comply with any and all laws and regulations governing the obligations of withholding tax agents. Each Shareholder represents and warrants that any such information and forms furnished by such Shareholder shall be true and accurate and agrees to indemnify the Trust and each of the Shareholders from any and all damages, costs and expenses resulting from the filing of inaccurate or incomplete information or forms relating to such withholding taxes.

           10.10 TAX MATTERS PARTNER. The Adviser shall be designated on the
Trust's annual Federal information tax return, and have full powers and responsibilities, as the "Tax Matters Partner" for purposes of Section
6231(a)(7) of the Code, unless another Person is so designated by the Board of
Trustees. The Tax Matters Partner shall make all applicable elections (including whether or not to file for extensions), determinations and other decisions under the Code, including, without limitation, the deductibility of a particular item of expense and the positions to be taken on the Trust's tax returns and the determination of the allocations to be made pursuant to this Declaration of
Trust, and shall have the right on behalf of all Shareholders to extend the statute of limitations relating to the Shareholders' tax liabilities with respect to Fund items and the authority to enter into settlement agreements or compromise audit matters raised by the Internal Revenue Service or any other taxing authority affecting Shareholders generally. To the fullest extent permitted by law, the Tax Matters Partner shall be indemnified and held harmless by the Trust from any and all liabilities and obligations that arise from or by reason of such designation.

           10.11 SECTION 754 ELECTION. In the event of a distribution of Fund property to a Shareholder or an assignment or other transfer (including by reason of death) of all or part of the Shares of a Shareholder, at the request of a Shareholder, the Board of Trustees, in its sole discretion, may cause the
Trust to elect, pursuant to Section 754 of the Code, or the corresponding provision of subsequent law, to adjust the basis of the Trust property as provided by Sections 734 and 743 of the Code.

           10.12 FILING OF RETURNS. The Board of Trustees or its designated agent shall prepare and file, or cause the accountants of the Trust to prepare and file, a Federal information tax return in compliance with Section 6031 of the Code and any required state and local income tax and information returns for each tax year of the Trust.

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                                      A-18

        IN WITNESS WHEREOF, the Trustee named below does hereby make and enter into this Declaration of Trust as of the date first written above.

/s/ Mark Torline
--------------------------------------------
Mark Torline
Sole Initial Trustee

                                      A-19

                                   APPENDIX B
                             ADDITIONAL INFORMATION

         HISTORICAL PERFORMANCE OF A T FUND OF FUNDS AND TREESDALE FUNDS

  Historical Performance of the Master Fund

        A T Fund of Funds TEI (the "Fund") is a newly formed Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended
(the "1940 Act"), as a closed-end, non-diversified, management investment company, and has not yet begun investment operations. The Fund will invest substantially all of its assets in A T Fund of Funds Ltd. (the "Offshore Fund"), a Cayman Islands exempted company, which in turn will invest substantially all of its assets in the A T Fund of Funds (the "Master Fund"), the sole series of A
T Funds Investment Trust, which is a separate Delaware statutory trust registered under the 1940 Act as a closed-end management investment company and which has the same investment objective and strategies as the Fund. The Master
Fund and the Offshore Fund have the same investment objective and strategies as the Fund. The Master Fund operates as a "fund-of-hedge funds." The Master Fund's investment objective is to seek risk-adjusted, fixed-income, absolute returns by investing in investment funds managed by various investment managers that use a variety of investment strategies. A T Funds, LLC, a Delaware limited liability company and an investment adviser registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), serves as the Master Fund's investment adviser (the "Adviser"). Treesdale Partners, LLC, a Delaware limited liability company and an investment adviser registered under the Advisers Act, serves as the Master Fund's subadviser (the "Subadviser"), and is responsible for management of the Master Fund's investment portfolio. The Adviser is a direct subsidiary owned equally by the Subadviser and the Master Fund's administrator,
Allegiance Investment Management, LLC, a Delaware limited liability company carrying on business as Allegiance Capital.

        THE FOLLOWING PERFORMANCE INFORMATION REFLECTS THE ACTUAL INVESTMENT
PERFORMANCE OF THE MASTER FUND DURING THE PERIODS INDICATED, AND DOES NOT
REFLECT THE PERFORMANCE OF THE FUND. THE FUND IS NEWLY FORMED AND HAS NOT YET
BEGUN INVESTMENT OPERATIONS. THE MASTER FUND COMMENCED INVESTMENT OPERATIONS ON
MAY 1, 2005. PAST PERFORMANCE INFORMATION FOR THE MASTER FUND PRESENTED BELOW
DOES NOT GUARANTEE OR DETERMINE THE FUTURE RESULTS FOR THE FUND. THE INVESTMENT
ENVIRONMENT AND MARKET CONDITIONS MAY BE MARKEDLY DIFFERENT IN THE FUTURE AND
INVESTMENT RESULTS WILL FLUCTUATE IN VALUE. THE FOLLOWING PERFORMANCE
INFORMATION FOR THE MASTER FUND IS UNAUDITED AND HAS BEEN PREPARED ONLY FOR
GENERAL INFORMATION PURPOSES FOR CONSIDERATION BY PROSPECTIVE INVESTORS. THE
PERFORMANCE DATA IS CALCULATED IN ACCORDANCE WITH THE SEC STANDARDIZED METHOD.

        THE RETURNS SHOWN REFLECT THE ACTUAL FEES AND EXPENSES INCURRED BY THE
MASTER FUND WHICH WOULD BE INDIRECTLY BORNE BY THE FUND AND ITS INVESTORS BUT DO
NOT REFLECT THE PAYMENT OF ANY PLACEMENT FEES WHICH WOULD REDUCE RETURNS. IN
ADDITION, THE RETURNS SHOWN DO NOT REFLECT THE EFFECT OF ANY WITHHOLDING TAX
THAT COULD ARISE AS A RESULT OF THIS STRUCTURE, WHICH WOULD REDUCE THE RETURNS
OF THE FUND. THE RETURNS REPRESENT THE NET ASSET VALUE APPRECIATION (NET OF ALL
THE MASTER FUND OPERATING EXPENSES, INCLUDING INCENTIVE AND MANAGEMENT FEES, AND
REFLECTING REINVESTMENT OF ALL DISTRIBUTIONS AND OTHER EARNINGS) AS A PERCENTAGE
OF BEGINNING CAPITAL FOR AN INVESTOR WHO HAD INVESTED IN THE MASTER FUND SINCE
INCEPTION UNDER THE MASTER FUND'S STANDARD FEE STRUCTURE. CERTAIN FACTORS, SUCH
AS THE TREATMENT OF LOSS CARRYFORWARDS, MAY CAUSE THE MONTHLY PERFORMANCE OF THE
MASTER FUND TO VARY FROM INVESTOR TO INVESTOR. ALL PERFORMANCE DATA PROVIDED IS
HISTORICAL AND IS NOT INDICATIVE OF FUTURE RESULTS, AND THERE CAN BE NO
ASSURANCE THAT THESE OR COMPARABLE RETURNS WILL BE ACHIEVED BY THE FUND OR THE

FUND'S OR THE MASTER FUND OR THAT THE MASTER FUND'S INVESTMENT OBJECTIVE WILL BE
ACHIEVED.

 ---------------------------------------------------------------------------------------------------------
                                     Monthly Returns of The Master Fund
 ---------------------------------------------------------------------------------------------------------
             JAN    FEB      MAR    APR    MAY     JUN    JUL     AUG    SEP    OCT   NOV    DEC    YTD
 ---------------------------------------------------------------------------------------------------------
    2005                                  -0.27   0.24    0.78   0.25    0.22  0.56   0.31  0.25   2.37
 ---------------------------------------------------------------------------------------------------------
    2006    0.67    0.32    1.09    1.02   0.56   0.40    0.60   0.18    0.27  0.41   0.33  0.67   6.72
 ---------------------------------------------------------------------------------------------------------
    2007    0.70    0.78    0.60                                                                   2.10
 ---------------------------------------------------------------------------------------------------------

    ------------------------------------------------------------------------------------------------
                                                           The Master Fund   Credit Suisse/Tremont
                                                                                Fixed Income Arb
                                                                                    Index (1)
    ------------------------------------------------------------------------------------------------

    2005 Returns (May through Dec)                             2.37%                  0.00%(5)
    ------------------------------------------------------------------------------------------------
    2006 Returns                                               6.72%                  8.66%
    ------------------------------------------------------------------------------------------------
    2007 Returns (January through March)                       2.10%                  2.25%
    ------------------------------------------------------------------------------------------------
    Since Inception of The Master Fund (May 2005)              11.54%                 8.65% (5)
    ------------------------------------------------------------------------------------------------
    Average Annual Total Return (2)                            5.86%                  5.64%
    ------------------------------------------------------------------------------------------------
    Average Monthly Return                                     0.48%                  0.46%
    ------------------------------------------------------------------------------------------------
    Annualized Sharpe Ratio (May 2005-March 2007) (3)          1.20                   0.30
    ------------------------------------------------------------------------------------------------
    Annualized Standard Deviation (May 2005- March 2007)       1.30%                  2.80%
    (4)
    ------------------------------------------------------------------------------------------------

  (1) Credit Suisse/Tremont Fixed Income Arbitrage Index (the "Index") is a
  sub-index of the Credit Suisse /Tremont Index described in the index definitions below in this Appendix B, and its index universe is defined as funds that attempt to limit volatility and generate profits from price anomalies between related fixed income securities (i.e., funds that follow a fixed income arbitrage investment strategy) (the "Index Universe"). The Index is calculated and rebalanced monthly. Funds are reselected on a quarterly basis as necessary. The Index is an asset-weighted index. The Index uses a rules-based construction methodology, identifies its constituent funds, and seeks to minimize subjectivity in the Index member selection process. The
  Index aims at a maximum representation of the Index Universe. (Source: Credit
  Suisse Tremont Index website). The Index information is included because it is the index that, in the best judgment of the Subadviser, includes funds with investment objectives and types of investments most like those of the Master
  Fund. However, use of the Index is not intended to imply that the Master Fund will have a portfolio that replicates the portfolios of funds in the Index, which may vary considerably in the future both in composition and element of risk.

  (2) Average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total returns smooth out variation in performance; they are not the same as actual year-by-year results. The average annual total return calculation in the table above is CFA Institute (formerly the Association for Investment Management and
  Research (AIMR)) compliant. However, the CFA Institute has not been involved in the preparation or review of this information and the remainder of this performance presentation has not been prepared in compliance with the presentation standards set forth by the CFA Institute.

  (3) The Sharpe ratio is a portfolio performance measure used to evaluate the return of a fund with respect to risk. The calculation is the return of the fund minus the "risk-free" rate divided by the fund's standard deviation. The risk free rate used by in the calculation of the Sharpe ratio in the above table is the average of the 3-Month U.S. Treasury Bill yield on a monthly basis, since May 2005. The Sharpe ratio provides you with a return for unit of risk measure.

                                      B-2

  For example, assume equity fund 1 returned 20% over the last five years, with a standard deviation of 2%. The risk free rate is generally the interest rate on a government security. Assume that the average return of a risk-free government bond fund over this period was 6%. The Sharpe ratio would be (the return of the portfolio - the risk free rate)/the standard deviation of the portfolio. In the case of equity fund 1, the Sharpe ratio is (20%-6%)/2%, or
  7%. Therefore, for each unit of risk, the fund returned 7% over the risk-free rate.

  Generally, investors evaluating the performance of a fund would compare its
  Sharpe ratio to a benchmark. This could include, but is not limited to, the average performance of similar funds, and an equity index. For example assume the S&P 500 was used as a benchmark. Further assume that the return of a S&P
  500 index fund over the past five years was 10% with a standard deviation of
  2%. The Sharpe ratio for this index fund is (10%-6%)/2, or 2%. An investor doing a side-by-side comparison between equity fund 1 and the S&P 500 index fund could conclude that the equity fund 1 provided a higher level of excess return for each unit of risk during that period.

  (4) Standard deviation is a statistical measure that measures the variability of a set of observations around its mean (or average). For example, suppose you have two equity funds. The annual return for equity fund 1 for the past five years is 8%, 9%, 10%, 11% and 12%. The mean (or average) of this sample is (8%+9%+10%+11%+12%)/5 = 10%. The annual return for equity fund 2 for the past three years is 0%, 5%, 10%, 15% and 20%. The mean of this sample is
  (0%+5%+10%+ 15%+20%)/5 = 10%.

  Although the mean of both samples are the same, the variability around the mean is clearly different. An investor evaluating the two funds would view equity fund 2 as riskier than equity fund 1. The funds have the same average return, but the variability of fund 2 is much higher than fund 1. This concept of risk vs. return is fundamental to financial markets. Instruments with low variability of returns, like a money market fund, will provide less return than instruments with high variability of returns, like a high yield bond fund.

  The formula for standard deviation is the square root of the sum of the squared differences of each observation from the mean divided by the number of observations less one. For equity fund 1, the standard deviation is 1.58%, while for equity fund 2, the standard deviation is 7.9%. Typically, the observations in the financial industry are made on a month-by-month basis over
  36 months or 3-years.

  (C) 2000 The McGraw-Hill Companies Inc.

  (5) Performance of the Index is shown from the inception date of the Master
  Fund.

  Historical Performance of the Treesdale Funds

        The Subadviser employs an investment program for the Treesdale Fixed
  Income Fund, Ltd. and the Treesdale Fixed Income Fund, L.P. (together, the
  "Treesdale Funds") that is substantially similar to the investment program that it employs in managing the Master Fund. During the time periods prior to the commencement of investment operations by the Master Fund and the Fund, the
  Treesdale Funds were, and from and after the commencement of investment operations by the Master Fund and the Fund through the end of the periods shown below, the Treesdale Funds continued to be the only accounts (other than the Master Fund itself) managed by the Subadviser that had investment objectives, programs, policies and strategies that are substantially the same as those of the Master Fund and of the Fund. Because of the similarity of investment programs, as a general matter, the Subadviser considers participation by the Master Fund in all appropriate investment opportunities that are under consideration by the Subadviser for the Treesdale Funds. The
  Subadviser evaluates for the Master Fund, and indirectly the Fund, and for the
  Treesdale Funds a variety of factors that may be relevant in determining whether a particular investment opportunity or strategy is appropriate and feasible for the Master Fund or the Treesdale Funds at a particular time.
  Because these considerations may differ for the Master Fund and the Treesdale
  Funds in the context of any particular investment opportunity and at any particular time, the investment activities and future investment performance of the Master Fund, the Fund and the Treesdale Funds will differ.

        THE FOLLOWING PERFORMANCE INFORMATION REFLECTS THE ACTUAL COMPOSITE
  INVESTMENT PERFORMANCE SOLELY OF THE TREESDALE FUNDS DURING THE INDICATED

                                      B-3

  PERIODS, AND DOES NOT REFLECT THE PERFORMANCE OF THE MASTER FUND OR THE FUND
  DURING ANY PERIOD PRESENTED (INCLUDING AFTER THE MASTER FUND COMMENCED
  INVESTMENT OPERATIONS ON MAY 1, 2005). THE FUND IS NEWLY FORMED AND HAS NOT
  YET BEGUN INVESTMENT OPERATIONS. PAST PERFORMANCE INFORMATION FOR THE
  TREESDALE FUNDS DOES NOT GUARANTEE OR DETERMINE THE FUTURE RESULTS OF ANY OF
  THE TREESDALE FUNDS, THE MASTER FUND OR THE FUND. THE INVESTMENT ENVIRONMENT
  AND MARKET CONDITIONS MAY BE MARKEDLY DIFFERENT IN THE FUTURE AND INVESTMENT
  RESULTS WILL FLUCTUATE IN VALUE. THE FOLLOWING PERFORMANCE INFORMATION FOR THE
  TREESDALE FUNDS IS UNAUDITED AND HAS BEEN PREPARED ONLY FOR GENERAL
  INFORMATION PURPOSES FOR CONSIDERATION BY PROSPECTIVE INVESTORS. THE
  PERFORMANCE INFORMATION BELOW IS PRESENTED IN ORDER TO ALLOW PROSPECTIVE
  INVESTORS TO COMPARE THE ACTUAL HISTORICAL INVESTMENT PERFORMANCE OF THE
  MASTER FUND AND THE TREESDALE FUNDS DURING OVERLAPPING PERIODS OF INVESTMENT
  ACTIVITY AND TO CONSIDER THE COMPOSITE INVESTMENT PERFORMANCE OF AN INVESTMENT
  PROGRAM WITH SUBSTANTIALLY SIMILAR INVESTMENT OBJECTIVES, POLICIES AND
  STRATEGIES (BUT HAVING SIGNIFICANT DISTINCTIONS AS DESCRIBED IN THE
  IMMEDIATELY FOLLOWING PARAGRAPH) AS THE MASTER FUND AND THE FUND OVER A LONGER
  HISTORICAL PERIOD THAN THE LIFE OF THE MASTER FUND AND THE FUND. THE
  PERFORMANCE DATA IS CALCULATED IN ACCORDANCE WITH THE SEC STANDARDIZED METHOD.

        THE RETURNS SHOWN REFLECT THE ACTUAL FEES AND EXPENSES INCURRED BY THE
  TREESDALE FUNDS BUT DO NOT REFLECT PAYMENT OF ANY PLACEMENT FEES WHICH WOULD
  REDUCE RETURNS. THE RETURNS REPRESENT THE NET ASSET VALUE APPRECIATION (NET OF
  ALL THE TREESDALE FUNDS OPERATING EXPENSES, INCLUDING INCENTIVE AND MANAGEMENT
  FEES, AND REFLECTING REINVESTMENT OF ALL DISTRIBUTIONS AND OTHER EARNINGS) AS
  A PERCENTAGE OF BEGINNING CAPITAL FOR AN INVESTOR WHO HAD INVESTED IN THE
  TREESDALE FUNDS SINCE INCEPTION UNDER THE TREESDALE FUNDS' STANDARD FEE
  STRUCTURE. CERTAIN FACTORS, SUCH AS THE TREATMENT OF LOSS CARRYFORWARDS, MAY
  CAUSE THE MONTHLY PERFORMANCE OF THE TREESDALE FUNDS TO VARY FROM INVESTOR TO
  INVESTOR.

        THE STANDARD FEE STRUCTURE OF THE TREESDALE FUNDS DIFFERS SIGNIFICANTLY
  FROM THE FEE STRUCTURE OF THE MASTER FUND, AND INDIRECTLY THE FUND, THE MASTER
  FUND'S OPERATING EXPENSES, WHICH ARE INDIRECTLY BORNE BY THE FUND AND ITS
  INVESTORS, ARE HIGHER THAN THOSE OF THE TREESDALE FUNDS. MOREOVER, INVESTORS
  IN THE FUND WILL BEAR THE ADDITIONAL EXPENSES OF THE FUND. ACCORDINGLY, HAD
  THE TREESDALE FUNDS' PERFORMANCE RECORDS REFLECTED THE MASTER FUND'S AND THE
  FUND'S FEES AND EXPENSES, THE TREESDALE FUNDS' RETURNS SHOWN BELOW WOULD HAVE
  BEEN LOWER. FURTHERMORE, THERE ARE CERTAIN DIFFERENCES BETWEEN THE INVESTMENT
  POLICIES OF THE MASTER FUND, AND INDIRECTLY THE FUND, AND THE TREESDALE FUNDS.
  UNLIKE THE MASTER FUND AND THE FUND, THE TREESDALE FUNDS ARE NOT SUBJECT TO
  CERTAIN INVESTMENT LIMITATIONS, DIVERSIFICATION REQUIREMENTS OR OTHER
  RESTRICTIONS IMPOSED BY APPLICABLE SECURITIES LAWS, INCLUDING THE 1940 ACT,
  WHICH, IF APPLICABLE, MAY HAVE ADVERSELY AFFECTED THE TREESDALE FUNDS'
  PERFORMANCE.

        ALL PERFORMANCE DATA PROVIDED IS HISTORICAL AND IS NOT INDICATIVE OF
  FUTURE RESULTS, AND THERE CAN BE NO ASSURANCE THAT THESE OR COMPARABLE RETURNS
  WILL BE ACHIEVED BY THE MASTER FUND OR THE FUND OR THAT THE MASTER FUND'S OR
  THE FUND'S INVESTMENT OBJECTIVE WILL BE ACHIEVED.

 ---------------------------------------------------------------------------------------------------------
                                     Monthly Returns of Treesdale Funds
 ---------------------------------------------------------------------------------------------------------
             JAN    FEB      MAR    APR    MAY     JUN    JUL     AUG    SEP    OCT   NOV    DEC    YTD
 ---------------------------------------------------------------------------------------------------------

                                      B-4

 ---------------------------------------------------------------------------------------------------------
    2002                                                                       1.57   1.53  1.61   4.78
 ---------------------------------------------------------------------------------------------------------
    2003    1.26     0.69   -0.41   0.08  -0.04   0.82    -0.18   0.54   -0.04 0.75   1.16  1.33    6.10
 ---------------------------------------------------------------------------------------------------------
    2004    0.99     1.16   0.83    0.86   0.53   0.78     0.68   0.72    0.67 0.80   0.80  0.60    9.84
 ---------------------------------------------------------------------------------------------------------
    2005    0.58     0.67   0.63    0.65   0.01   0.25     0.81   0.38    0.26 0.75   0.42  0.38    5.96
 ---------------------------------------------------------------------------------------------------------
    2006    0.74     0.32   0.96    0.95   0.55   0.53     0.67   0.39    0.41 0.99   0.45  0.68    7.91
 ---------------------------------------------------------------------------------------------------------
    2007    0.70     0.93   0.49                                                                    2.13
 ---------------------------------------------------------------------------------------------------------

    ------------------------------------------------------------------------------------------------
                                                           Treesdale Funds    Credit Suisse/Tremont
                                                                                Fixed Income Arb
                                                                                    Index (1)
    ------------------------------------------------------------------------------------------------
    2004 Returns                                               9.84%                  6.85%
    ------------------------------------------------------------------------------------------------
    2005 Returns                                               5.96%                  0.63%
    ------------------------------------------------------------------------------------------------
    2006 Returns                                               7.91%                  8.66%
    ------------------------------------------------------------------------------------------------
    2007 Returns (January through March)                       2.13%                  2.25%
    ------------------------------------------------------------------------------------------------
    Since Inception of Treesdale Funds (October 2002)          42.6%                  26.78%(5)
    ------------------------------------------------------------------------------------------------
    Average Annual Total Return (2)                            8.21%                  5.46%
    ------------------------------------------------------------------------------------------------
    Average Monthly Return                                     0.66%                  0.45%
    ------------------------------------------------------------------------------------------------
    Annualized Sharpe Ratio (October 2002- March 2007) (3)     1.45                   0.96
    ------------------------------------------------------------------------------------------------
    Annualized Standard Deviation (October 2002- March         1.45%                  2.74%
    2007) (4)
    ------------------------------------------------------------------------------------------------

  (1) Credit Suisse/Tremont Fixed Income Arbitrage Index (the "Index") is a
  sub-index of the Credit Suisse /Tremont Index described in the index definitions below in this Appendix B, and its index universe is defined as funds that attempt to limit volatility and generate profits from price anomalies between related fixed income securities (i.e., funds that follow a fixed income arbitrage investment strategy) (the "Index Universe"). The Index is calculated and rebalanced monthly. Funds are reselected on a quarterly basis as necessary. The Index is an asset-weighted index. The Index uses a rules-based construction methodology, identifies its constituent funds, and seeks to minimize subjectivity in the Index member selection process. The
  Index aims at a maximum representation of the Index Universe. (Source: Credit
  Suisse Tremont Index website). The Index information is included because it is the index that, in the best judgment of the Subadviser, includes funds with investment objectives and types of investments most like those of the
  Treesdale Funds and the Master Fund. However, use of the Index is not intended to imply that the Treesdale Funds or the Master Fund will have portfolios that replicate the portfolios of funds in the Index, which may vary considerably in the future both in composition and element of risk.

  (2) Average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total returns smooth out variation in performance; they are not the same as actual year-by-year results. The average annual total return calculation in the table above is CFA Institute (formerly the Association for Investment Management and
  Research (AIMR)) compliant. However, the CFA Institute has not been involved in the preparation or review of this information and the remainder of this performance presentation has not been prepared in compliance with the presentation standards set forth by the CFA Institute.

  (3) The Sharpe ratio is a portfolio performance measure used to evaluate the return of a fund with respect to risk. The calculation is the return of the fund minus the "risk-free" rate divided by the fund's standard deviation. The risk free rate used by in the calculation of the Sharpe ratio in the above table is the average of the 3-Month U.S. Treasury Bill yield on a monthly basis, since October 2002. The Sharpe ratio provides you with a return for unit of risk measure.

                                      B-5

  For example, assume equity fund 1 returned 20% over the last five years, with a standard deviation of 2%. The risk free rate is generally the interest rate on a government security. Assume that the average return of a risk-free government bond fund over this period was 6%. The Sharpe ratio would be (the return of the portfolio - the risk free rate)/the standard deviation of the portfolio. In the case of equity fund 1, the Sharpe ratio is (20%-6%)/2%, or
  7%. Therefore, for each unit of risk, the fund returned 7% over the risk-free rate.

  Generally, investors evaluating the performance of a fund would compare its
  Sharpe ratio to a benchmark. This could include, but is not limited to, the average performance of similar funds, and an equity index. For example assume the S&P 500 was used as a benchmark. Further assume that the return of a S&P
  500 index fund over the past five years was 10% with a standard deviation of
  2%. The Sharpe ratio for this index fund is (10%-6%)/2, or 2%. An investor doing a side-by-side comparison between equity fund 1 and the S&P 500 index fund could conclude that the equity fund 1 provided a higher level of excess return for each unit of risk during that period.

  (C) 2000 The McGraw-Hill Companies Inc.

  (4) Standard deviation is a statistical measure that measures the variability of a set of observations around its mean (or average). For example, suppose you have two equity funds. The annual return for equity fund 1 for the past five years is 8%, 9%, 10%, 11% and 12%. The mean (or average) of this sample is (8%+9%+10%+11%+12%)/5 = 10%. The annual return for equity fund 2 for the past three years is 0%, 5%, 10%, 15% and 20%. The mean of this sample is
  (0%+5%+10%+ 15%+20%)/5 = 10%.

  Although the mean of both samples are the same, the variability around the mean is clearly different. An investor evaluating the two funds would view equity fund 2 as riskier than equity fund 1. The funds have the same average return, but the variability of fund 2 is much higher than fund 1. This concept of risk vs. return is fundamental to financial markets. Instruments with low variability of returns, like a money market fund, will provide less return than instruments with high variability of returns, like a high yield bond fund.

  The formula for standard deviation is the square root of the sum of the squared differences of each observation from the mean divided by the number of observations less one. For equity fund 1, the standard deviation is 1.58%, while for equity fund 2, the standard deviation is 7.9%. Typically, the observations in the financial industry are made on a month-by-month basis over
  36 months or 3-years.

  (C) 2000 The McGraw-Hill Companies Inc.

  (5) Performance of the Index is shown from the inception date of Treesdale
  Funds.

                             HISTORICAL CORRELATIONS

        The following tables show correlation data among the actual historical investment performance results of the Master Fund, the composite results of the Treesdale Funds and each of Lehman Brothers U.S. Aggregate Index, S&P 500
  Index and Credit Suisse/Tremont Hedge Fund Index, respectively, for the indicated periods since the commencement of investment operations of the
  Master Fund and correlation data among all such products other than the Master
  Fund during the indicated periods prior to the inception of the Master Fund.
  The intent of the presentation below is to show correlation, not under or over performance by the Master Fund or the Treesdale Funds with respect to these indices. In the tables below, the data in each table grid correlates performance of the index named above of the particular table grid with the performance of the index named to the left of the particular table grid.

        Correlations compare the degree/percentage of the time two or more measures move in the same direction. Perfect correlation in two measures moving in the same direction 100% of the time is 1.0 and perfect inverse correlation in two measures moving in exactly the opposite direction 100% of the time is -1.0. The primary value of correlation data is to identify the value one class of securities has as an asset allocation diversifier to another for the investment of assets. The more non-correlated two measures are to each other, the greater diversification value they provide to each other, and in the process, the more they shrink the volatility of the return of the combination of the two and therefore improve the growth in value of the assets.

                                      B-6

        The performance information shown here respectively for each of the
  Master Fund and the Treesdale Funds is unaudited and has been prepared for general information purposes for consideration by prospective investors in the
  Fund to illustrate the potential asset allocation diversity value of an indirect investment in the Master Fund and an investment similar to the
  Treesdale Funds relative to common stocks, fixed income, and hedge fund components of portfolio level composition. The Master Fund began investment operations as of May 1, 2005. This performance information reflects the actual investment performance of the Master Fund and the Treesdale Funds, respectively, during the indicated periods. Subadviser employs an investment program for the Master Fund that is substantially the same as the investment program that it employs in managing the Treesdale Funds. During the time periods prior to the commencement of investment operations by the Master Fund, the Treesdale Funds were, and from and after the commencement of investment operations by the Master Fund through the end of the period shown below, continued to be the only accounts (other than the Master Fund itself) managed by the Subadviser that had investment objectives, programs, policies and strategies that are substantially the same as those of the Master Fund.
  However, the past performance information for either the Master Fund or the
  Treesdale Funds presented here does not guarantee or determine the future results of either the Treesdale Funds or the Master Fund. The investment environment and market conditions may be markedly different in the future and investment results will fluctuate in value. The performance information for the Master Fund and the Treesdale Funds each represents the net asset value appreciation (net of all applicable operating expenses, including incentive and management fees, and reflecting reinvestment of all distributions and other earnings) as a percentage of beginning capital for an investor who had invested in the Master Fund and the Treesdale Funds, respectively, since inception under the standard fee structure for each respective investment product. Performance results do not reflect payment of placement fees which would reduce returns. The standard fee structure of the Treesdale Funds differs significantly from and may be materially lower than the fee structure of the Master Fund. Certain factors, such as the treatment of loss carryforwards, may cause monthly performance of the Master Fund and the
  Treesdale Funds to vary from investor to investor in the respective funds. All performance data provided is historical and is not indicative of future results, and there can be no assurance that these or comparable returns will be achieved by the Master Fund or that the Master Fund's investment objective will be achieved.

  -------------------------------------------------------------------------------------------------------------------
  May 2005 - March 2007                  Correlation Data With Respect to Each Fund Named in the Left Column
  -------------------------------------------------------------------------------------------------------------------
                                                                            Lehman                    Credit Suisse/
                                       The Master Fund    Treesdale        Bros. US    S & P 500      Tremont Hedge
                                            Fund           Funds           Agg Index     Index         Fund Index
  -------------------------------------------------------------------------------------------------------------------
  The Master Fund                           1.00
  -------------------------------------------------------------------------------------------------------------------
  Treesdale Funds                           0.88            1.00
  -------------------------------------------------------------------------------------------------------------------
  Lehman Bros. US Agg Index                (0.49)          (0.31)           1.00
  -------------------------------------------------------------------------------------------------------------------
  S & P 500 Index                          (0.15)          (0.04)          (0.02)          1.00
  -------------------------------------------------------------------------------------------------------------------
  Credit Suisse/Tremont                     0.27            0.24           (0.11)          0.58           1.00
  Hedge Fund Index
  -------------------------------------------------------------------------------------------------------------------

  -------------------------------------------------------------------------------------------------------------------
  October 2002 - March 2007                  Correlation Data With Respect to Each Fund Named in the Left Column
  -------------------------------------------------------------------------------------------------------------------
                                                                                                   Credit Suisse
                                             Treesdale      Lehman Bros.                         Tremont Hedge Fund
                                               Funds        US Agg Index        S & P 500 Index          Index
  -------------------------------------------------------------------------------------------------------------------
  Treesdale Funds                             1.00
  -------------------------------------------------------------------------------------------------------------------
  Lehman Bros. US Agg Index                   0.00           1.00
  -------------------------------------------------------------------------------------------------------------------
  S & P 500 Index                            (0.02)          (0.15)               1.00
  -------------------------------------------------------------------------------------------------------------------
  Credit Suisse/Tremont Hedge Fund            0.06            0.12                0.46                 1.00
  Index
  -------------------------------------------------------------------------------------------------------------------

                                      B-7

                                Index Definitions
 Indexes are unmanaged and an investment cannot be made directly into an index.

  The Lehman Brothers U.S. Aggregate Index is an unmanaged market-capitalization weighted benchmark including all securities that are SEC-registered, taxable, and dollar denominated, including U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. Securities must have at least one year to final maturity regardless of call features, have at least $250 million par amount outstanding, be rated investment grade (Baa3 or better), must be fixed rate, although it can carry a coupon that steps up or changes according to a predetermined schedule, be dollar-denominated and non-convertible and must be publicly issued. However, 144A securities with
  Registration Rights and Reg-S issues are included.

  The S&P 500 Index is Standard and Poor's unmanaged, capital-weighted index representing the aggregate market value of the common equity of 500 companies primarily traded on the New York Stock Exchange.

  The Credit Suisse/Tremont Hedge Fund Index uses the TASS and CSFB/Tremont databases, which track more than 3000 funds. The Index Universe is defined as only the funds with a minimum of US $10 million assets under management
  ("AUM"), a minimum one-year track record, and current audited financial statements. Funds are separated into ten primary subcategories based on their investment style. The Index in all cases represents at least 85% of the AUM in each respective category of the Index Universe. CSFB/Tremont analyzes the percentage of assets invested in each subcategory and selects funds for the
  Index based on those percentages, matching the shape of the Index to the shape of the universe. The Index is calculated and rebalanced monthly. Funds are reselected on a quarterly basis as necessary. The Index is an asset-weighted index. The Index uses a rules-based construction methodology, identifies its constituent funds, and seeks to minimize subjectivity in the Index member selection process. It aims at a maximum representation of the Index Universe.
  (Source: CSFB/Tremont Index website)

                                      B-8

                   PART B: STATEMENT OF ADDITIONAL INFORMATION

================================================================================

                         A T FUNDS INVESTMENT TRUST TEI

                            =========================
                       STATEMENT OF ADDITIONAL INFORMATION
                             as of [       ], 20__
                            =========================

================================================================================

        This Statement of Additional Information ("SAI") is not a prospectus or offering memorandum. This SAI relates to and should be read in conjunction with the Private Placement Memorandum ("PPM") of A T Funds Investment Trust TEI (the
"Fund") dated as of [ ], 20__. A copy of the PPM may be obtained by contacting the Fund at the following address or telephone number: 300 Pacific Coast
Highway, Suite 305, Huntington Beach, California 92648; (714) 969-0521.

        The Shares have not been and will not be registered under the Securities
Act, or the securities laws of any state. The Fund will issue Shares only in private placement transactions in accordance with Regulation D or other applicable exemptions under the Securities Act. This SAI shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of Shares in any jurisdiction in which such offer, solicitation or sale is not authorized or to any person to whom it is unlawful to make such offer, solicitation or sale. No person has been authorized to make any representations concerning the Fund that are inconsistent with those contained in this SAI.

        Capitalized terms not otherwise defined herein have the same meaning set forth in the PPM.

                       STATEMENT OF ADDITIONAL INFORMATION

                                                                            SOAI

                                       i

ITEM 16.  GENERAL INFORMATION AND HISTORY

        Inapplicable.

ITEM 17.  INVESTMENT OBJECTIVE AND POLICIES

        The Fund invests substantially all of its assets in A T Fund of Funds
Ltd. (the "Offshore Fund"), a Cayman Islands exempted company, that will in turn invest substantially all of its assets in A T Fund of Funds (the "Master Fund"), the sole series of A T Funds Investment Trust, a separate closed-end, non-diversified, registered management investment company with the same investment objective and strategies as the Offshore Fund and the Fund. The
Fund's, the Offshore Fund's and the Master Fund's investment objective and policies are described under the headings "Investment Objective" and "Investment
Strategy" in the PPM. The investment objective of the Fund is fundamental and may not be changed without a vote of a majority (as defined in the 1940 Act) of the Fund's outstanding voting securities, unless the Fund receives an exemption from certain provisions of the 1940 Act. In addition, the following investment restrictions are fundamental policies and may not be changed without a vote of a majority (as defined in the 1940 Act) of the Fund's outstanding voting securities, unless the Fund receives an exemption from certain provisions of the
1940 Act:

        o   Borrow money, except to the extent permitted by Section 18 of the
            1940 Act or as otherwise permitted by the SEC or its staff.
            Generally, borrowing will be limited to 25% of the Fund's net asset value at the time of borrowing.

        o   Issue senior securities, except to the extent permitted by Section
            18 of the 1940 Act or as otherwise permitted by the SEC or its staff. The Fund does not intend to issue senior securities.

        o   Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act in connection with the disposition of its portfolio securities.

        o   Purchase, hold or deal in real estate, except that the Fund may invest in securities that are secured by real estate, or that are issued by companies that invest or deal in real estate or real estate investment trusts.

        o   Invest in commodities or commodity contracts, except that the Fund may purchase and sell foreign currency, options, futures and forward contracts, including those related to indexes, and options on indices, and may invest in commodity pools and other entities that purchase and sell commodities and commodity contracts.

        o   Make loans of money or securities to other persons, except through purchasing fixed-income securities, lending portfolio securities, or entering into repurchase agreements in a manner consistent with the
            Fund's investment policies.

        o   The Subadviser will not allocate more than 20% of the Fund's assets to any single Portfolio Fund, measured at the time of investment.

        o   The Fund will limit its investment in any one Portfolio Fund to 3%
            or less of the Portfolio Fund's voting securities, absent any amendments to the 1940 Act or any SEC order (or assurances from the
            SEC staff) permitting investments constituting a greater percentage of such securities.

        o   The Fund will not purchase voting and non-voting interest in a
            Portfolio Fund that in the aggregate represent 25% or more of a
            Portfolio Fund's outstanding equity, absent any amendments to the
            1940 Act or any SEC order (or assurances from the SEC staff)
            providing that investments of 25% or greater would not constitute control of a Portfolio Fund.

        The Master Fund has adopted the same fundamental policies.

        Neither the Fund's nor the Master Fund's investment restrictions and other policies described in this PPM or the SAI apply to Portfolio Funds;
however, such investment restrictions will apply to accounts managed by Direct
Allocation Portfolio Managers. If a percentage restriction is adhered to at the time of an investment or transaction, a later change in percentage resulting from a change in the value of investments or the value of the Master Fund's total assets, unless otherwise stated, will not constitute a violation of such restriction or policy. All other investment strategies of the Fund are non-fundamental, and the extent to which the Fund may engage in such strategies is described in detail in the PPM. The risks inherent in the Fund's investment strategies are described under "TYPES OF INVESTMENTS AND RELATED RISKS" in the
PPM.

ITEM 18.  MANAGEMENT

Board of Trustees

        The Fund's Board of Trustees has overall responsibility for monitoring and overseeing the Fund's investment program and its management and operation, and has approved the Fund's investment program. All of the Fund's Trustees also serve as the Master Fund's Board of Trustees.] It exercises similar powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized
as a corporation. [       ] percent ([ ]%) of the Board of Trustees is comprised
of persons who are Independent Trustees. The Board of Trustees will monitor and oversee the business affairs of the Fund, including the complete and exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Fund's business.

        Although the Trustees review policies regarding the management of the
Fund and review information provided to them in connection with quarterly meetings of the Board of Trustees (and any special meetings called), they do not have an active role in reviewing or supervising the Fund's ongoing operations.
This means, for example, that the Trustees do not select or approve the
Portfolio Managers or the Portfolio Funds (other than Direct Allocation
Portfolio Managers) with or in which the Master Fund will invest. By way of further example, the Trustees do not (and cannot) verify the valuation of the
Master Fund's investments in Portfolio Funds and must rely on valuation information provided by the Portfolio Managers, the Adviser and the Subadviser
without any investigation or independent verification.

        The Independent Trustees (identified below) serve as outside fiduciaries only and do not serve as officers or in an active management role for the Fund or its affiliates.

        To the fullest extent allowed by applicable law including the 1940 Act, the Trust Agreement also indemnifies the Trustees and officers for all costs, liabilities and expenses that they may experience as a result of their service as Trustees or officers. The 1940 Act prohibits indemnification for certain types of conduct (i.e., willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations and duties), for which the Fund's Trustees and officers will not be indemnified.

        The Trustees, in their capacity as such, are not Shareholders of the
Fund and, accordingly, each Trustee in his capacity as such has no liability as a Shareholder. Trustees may subscribe for Shares, subject to the eligibility requirements described in the PPM, in which case such Trustees will be
Shareholders.

        The identity and brief biographical information of each of the Trustees is set out below.

Trustees and Officers

        The current Trustees and officers of the Fund performing a policy-making function and their affiliations and principal occupations for the past five years are set forth below:

                                     SOAI-2

        Independent Trustees

                                                                                     Number of
                                                 Term of                           Portfolios in
                                               Office and       Principal         Fund Complex
 Name, Address and      Position(s) held with  Length of       Occupation(s)        Overseen by    Other Directorships held by
        Age                   the Fund        Time Served   During Past 5 Years       Trustee                Trustee
===============================================================================================================================
[                 ]     Independent Trustee   [          ]  [                ]         [ ]                     [ ]
-------------------------------------------------------------------------------------------------------------------------------
[                 ]     Independent Trustee   [          ]  [                ]         [ ]                     [ ]
-------------------------------------------------------------------------------------------------------------------------------
[                 ]     Independent Trustee   [          ]  [                ]         [ ]                     [ ]

        Non-Independent Trustees

                                                                                 Number of
                                      Term of                                    Portfolios in
                        Position(s)   Office and                                 Fund Complex
                        held with     Length of      Principal Occupation(s)     Overseen by      Other Directorships held by
Name, Address and Age   the Fund      Time Served    During Past 5 Years         Trustee          Trustee
===============================================================================================================================
Mark G. Torline         Trustee and   Indefinite/    Trustee and Chief                  2          A T Funds Investment Trust
300 Pacific Coast       Chief         April 2007 to  Executive Officer of the
Highway, Suite 305      Executive     present        Master Fund (12/2004-
Huntington Beach, CA    Officer                      present).
92648
Born: 1956                                           Chief Executive Officer of
                                                     Allegiance Investment
                                                     Management, LLC, the
                                                     Administrator
                                                     (07/1993-present), and
                                                     Treasurer and Secretary of
                                                     Allegiance Investment
                                                     Management, LLC, the
                                                     Administrator
                                                     (07/1993-01/2004).  (1)
(1) Mr. Torline also serves as Chief Executive Officer and a member of the
Management Committee of A T Funds, LLC, the Adviser (June 2004-present).

        Officers

                                                                                 Number of
                                      Term of                                    Portfolios in
                        Position(s)   Office and                                 Fund Complex
                        held with     Length of     Principal Occupation(s)      Overseen by      Other Directorships held by
Name, Address and Age   the Fund      Time Served   During Past 5 Years          Officer          Officers
===============================================================================================================================
Mark G. Torline         Trustee and   Indefinite/   Trustee and Chief Executive         2          A T Funds Investment Trust
300 Pacific Coast       Chief         April 2007    Officer of the Master Fund
Highway, Suite 305      Executive     to present    (12/2004- present).
Huntington Beach, CA    Officer
92648                                               Chief Executive Officer of
Born: 1956                                          Allegiance Investment
                                                    Management, LLC, the
                                                    Administrator
                                                    (07/1993-present), and
                                                    Treasurer and Secretary of
                                                    Allegiance Investment
                                                    Management, LLC, the
                                                    Administrator
                                                    (07/1993-01/2004).  (1)

                                     SOAI-3

                                                                                 Number of
                                      Term of                                    Portfolios in
                        Position(s)   Office and                                 Fund Complex
                        held with     Length of     Principal Occupation(s)      Overseen by      Other Directorships held by
Name, Address and Age   the Fund      Time Served   During Past 5 Years          Officer          Officers
===============================================================================================================================

Alexander L. Popof      Chief         Indefinite/   Chief Financial Officer,            2         0
300 Pacific Coast       Financial     April 2007    Vice President, Secretary
Highway, Suite 305      Officer,      to present    and Treasurer of the Master
Huntington Beach, CA    Vice                        Fund (12/2004- present).
92648                   President,
Born: 1955              Secretary                   Chief Financial Officer of
                        and Treasurer               Allegiance Investment
                                                    Management, LLC, the
                                                    Administrator
                                                    (01/2004-present).

                                                    Chief Operating Officer and
                                                    Chief Financial Officer of
                                                    Hopkins Real Estate Group
                                                    (07/2002-01/2004).

                                                    Chief Financial Officer of
                                                    Catellus Residential Group
                                                    (03/1999-05/2002).
-------------------------------------------------------------------------------------------------------------------------------
Sharon Goldberg         Chief         Indefinite/   Chief Compliance Officer            2         0
300 Pacific Coast       Compliance    April 2007    and Assistant Secretary of
Highway, Suite 305      Officer and   to present    the Master Fund (12/2004-
Huntington Beach, CA    Assistant                   present).
92648                   Secretary
Born: 1959                                          Chief Compliance Officer
                                                    and Director of Operations
                                                    of Allegiance Investment
                                                    Management, LLC, the
                                                    Administrator
                                                    (08/2001-present).

                                                    Operations Manager of
                                                    Pacific Life Insurance
                                                    Company (06/1999-08/2001).
(1) Mr. Torline also serves as Chief Executive Officer and a member of the
Management Committee of A T Funds, LLC, the Adviser to the Master Fund (June
2004-present).

Beneficial Ownership

        The following table sets forth the dollar range of equity securities beneficially owned by each Trustee, as of December 31, 2006:

                                                         Aggregate Dollar Range of Equity Securities of All Registered
                          Dollar Range of Equity         Investment Companies Overseen by Trustee in Family of Investment
Name of Trustee           Securities of the Fund(1)      Companies
===============================================================================================================================
Mark G. Torline           [                       ]      [                       ]
-------------------------------------------------------------------------------------------------------------------------------
[                       ] [                       ]      [                       ]
-------------------------------------------------------------------------------------------------------------------------------
[                       ] [                       ]      [                       ]
-------------------------------------------------------------------------------------------------------------------------------
[                       ] [                       ]      [                       ]
-------------------------------------------------------------------------------------------------------------------------------

(1) The trustees did not own any of the Fund's equity as of December 31, 2006 because it had not yet been organized.

        [Mr. Torline's beneficial ownership of Fund Shares represents less than
[__]% of the interest in the Fund, and is attributable to his ownership in the
Adviser, which made an initial investment in the Fund of $100,000 on or about
[_______], 2007. No Independent Trustee owns beneficially or of record any security of the Adviser or the Subadviser or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Fund, the Adviser or the Subadviser.]

                                     SOAI-4

Compensation

        The officers and Trustees of the Fund who are considered "interested persons" of the Fund receive no compensation directly from the Fund for performing the duties of their offices. However, those officers and Trustees who are officers or members of the Adviser, the Subadviser or the Administrator may
receive remuneration indirectly because the Adviser will receive the Management
Fee from the Fund. The Independent Trustees receive a monthly retainer and fees and expenses for each regular Board of Trustees meeting attended which will be paid by the Adviser or one of its affiliates. The following table sets forth estimated compensation to be paid during the Fund's first full fiscal year to the Independent Trustees.

                        Estimated Compensation from the    Pension or Retirement          Estimated Total Compensation from
                        Fund for the Fiscal Year Ending    Benefits Accrued as Part of    the Fund and Fund Complex for the
Name of Trustee         March 31, 2008                     Fund Expenses                  Fiscal Year Ending March 31, 2008
===============================================================================================================================
                        $[         ](1)                    N/A                            $[         ](1)
-------------------------------------------------------------------------------------------------------------------------------
                        $[         ](1)                    N/A                            $[         ](1)
-------------------------------------------------------------------------------------------------------------------------------
                        $[         ](1)                    N/A                            $[         ](1)

(1) Independent Trustees receive a monthly retainer of $[500], paid quarterly, plus$[1,000] for each regular quarterly and special in person Board of Trustees meeting attended which is not held in conjunction with a meeting of the Master
Fund's Board of Trustees. In addition, each Independent Trustee who is a member of any committee of the Board of Trustees receives $[500] for each in person meeting and each telephone meeting of such committee that is longer than 20 minutes in duration and that is held on a day when a Board of Trustees or committee meeting of the Fund or the Master Fund is not also held.

Proxy Voting Policies

        The Master Fund delegates proxy voting decisions to the Adviser, which follows its Proxy Voting Policy and Procedures to vote the Master Fund's proxies. A copy of the Adviser's Proxy Voting Policy and Procedures will be attached as an exhibit to the Registration Statement on Form N-2 of which this
SAI forms a part. Whenever the Fund as a shareholder in the Master Fund, through the Offshore Fund, is requested to vote on matters pertaining to the Master Fund
(other than the termination of the Master Fund's business, which may be determined by the Master Fund's Board without shareholder approval), the
Offshore Fund will pass voting rights to the Fund, and the Fund will hold a meeting of the Shareholders and vote its interest in the Master Fund, through the Offshore Fund, for or against such matters proportionately to the instructions to vote for or against such matters received from the Shareholders.
Thus, the Offshore Fund will not vote on Master Fund matters requiring a vote of
Master Fund shareholders without the instruction of Fund Shareholders. The Fund shall vote Shares for which it receives no voting instructions in the same proportion as the Shares for which it receives voting instructions.

        The Master Fund's record with respect to the voting of proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge and upon request, by calling (800) 441-7288 and
(ii) on the SEC's website at http://www.sec.gov.

ITEM 19.  CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

[As of [ ], 2007, the Adviser, which is owned equally by the Subadviser and
Administrator, owned 100% of the outstanding Shares of the Fund. Therefore, the
Fund can be said to be under the control of the Adviser, Subadviser and
Administrator. Because the Adviser, Subadviser and Administrator are deemed to control the Fund, they may take actions affecting the Fund without the approval of any other investor. The addition of other investors in the Fund may alter their ability to control the Fund. Further information about the Adviser,
Subadviser and Administrator is provided in the PPM.]

                                     SOAI-5

ITEM 20.  INVESTMENT ADVISORY AND OTHER SERVICES

Adviser and Subadviser to Master Fund

        The Adviser is controlled equally by the Subadviser and Administrator.
The Subadviser is controlled by Dennis Rhee and Yung Lim, as the direct owners of the Subadviser. The Administrator is controlled by Allegiance Capital, Inc.
and Rosemont Partners I, L.P., as the direct owners of the Administrator.
Allegiance Capital, Inc. was founded in 1988 and is the predecessor in business to the Administrator. The Administrator took over the business of Allegiance
Capital, Inc. in April 2002 after an investment by Rosemont Partners I, L.P. in the Administrator. Rosemont Partners I, L.P. is an investment fund formed in May
2000 that, as of the date hereof, has a total of approximately $38 million invested in nine companies. The Administrator is also indirectly controlled by
Rosemont Investment Partners LLC and KBC Bank NV, as owners of Rosemont Partners
I, L.P., KBC Bank & Insurance Holding Co., as an owner of KBC Bank NV, Almanij
NV, as an owner of KBC Bank & Insurance Holding Co., and Cera Holding CVBA, as
an owner of Almanij NV, and by William K. Mawhorter, as an owner of Allegiance
Capital Inc. Mr. Torline, a Trustee and officer of the Fund and the Master Fund, and Mr. Popof and Ms. Goldberg, officers of the Fund and the Master Fund, are also executive officers of the Administrator. Messrs. Rhee and Lim, officers of the Master Fund, are also managing partners of the Subadviser.

Approval of Advisory Contracts

        A discussion summarizing the basis on which the board of trustees of the
Master Fund most recently approved the Investment Management Agreement between A
T Funds Investment Trust, on behalf of the Master Fund, and the Adviser with respect to the Master Fund is included in the Master Fund's Annual Report to
Shareholders for the period ended March 31, 2005. A copy of the Master Fund's annual report may be obtained free of charge by contacting the Fund at the following address or telephone number: 300 Pacific Coast Highway, Suite 305,
Huntington Beach, California 92648; (714) 969-0521.

Accountants and Legal Counsel

        The Board of Trustees has selected [Ernst & Young LLP] as the independent registered public accounting firm of the Fund, which is located at
[725 South Figueroa Street, Los Angeles, California 90017]. Paul, Hastings,
Janofsky & Walker LLP serves as legal counsel to the Fund, the Adviser and the
Administrator, and is located at 55 Second Street, 24th Floor, San Francisco,
California.

ITEM 21.  BROKERAGE ALLOCATION AND OTHER PRACTICES

        Each Portfolio Manager is responsible for placing orders for the execution of portfolio transactions and the allocation of brokerage for any
Portfolio Fund it manages. Transactions on U.S. stock exchanges and on some
non-U.S. stock exchanges involve the payment of negotiated brokerage commissions. On the great majority of non-U.S. stock exchanges, commissions are fixed. No stated commission is generally applicable to securities traded in over-the-counter markets, but the prices of those securities include undisclosed commissions or mark-ups.

        The Subadviser expects that each Portfolio Manager will generally select brokers and dealers to effect transactions on behalf of its Portfolio Fund substantially as described below, although the Subadviser can give no assurance that a Portfolio Manager (including a Direct Allocation Portfolio Manager) will adhere to, and comply with, the described practices. The Subadviser generally expects that, in selecting brokers and dealers to effect transactions on behalf of a Portfolio Fund, a Portfolio Manager will seek to obtain the best price and execution for the transactions, taking into account factors such as price, size of order, difficulty of execution and operational facilities of a brokerage firm and the firm's risk in positioning a block of securities. Subject to appropriate disclosure, however, Portfolio Managers of Portfolio Funds that are not investment companies registered under the 1940 Act may select brokers on a basis other than that outlined above and may receive benefits other than research or that benefit the Portfolio Manager rather than its Portfolio Fund. The
Subadviser generally considers the broker selection process employed

                                     SOAI-6

by a Portfolio Manager in determining whether to invest in its Portfolio Fund.
Each Portfolio Manager generally will seek reasonably competitive commission rates, but will not necessarily pay the lowest commission available on each transaction.

        Consistent with seeking best price and execution, a Portfolio Manager may place brokerage orders with brokers (including affiliates of the Adviser and/or the Subadviser) that may provide the Portfolio Manager and its affiliates with supplemental research, market and statistical information, including advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The expenses of a Portfolio Fund are not necessarily reduced as a result of the receipt of this supplemental information, which may be useful to the Portfolio Manager or its affiliates in providing services to clients other than a Portfolio Fund. In addition, not all of the supplemental information is used by the Portfolio Manager in connection with a Portfolio Fund in which the Master Fund invests. Conversely, the information provided to the
Portfolio Manager by brokers and dealers through which other clients of the
Portfolio Manager and its affiliates effect securities transactions may be useful to the Portfolio Manager in providing services to a Portfolio Fund. In accordance with provisions of the 1940 Act, an affiliate of the Adviser and/or the Subadviser may effect brokerage transactions for a Portfolio Fund.

ITEM 22.  TAX STATUS

        A discussion of the Fund's tax status can be found under "CAPITAL
ACCOUNTS AND ALLOCATION" and "TAX ASPECTS" in the PPM.

ITEM 23.  FINANCIAL STATEMENTS

        [FINANCIAL STATEMENTS]

        [The following comprise the financial statements of the Fund:

        o   Independent Auditors' Report

        o   Statement of Assets and Liabilities

        o   Statement of Operations

        o   Notes to the Financial Statements]

        [To be included by amendment]

                                     SOAI-7

PART C:  OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

        Part A: Financial HighlightsNot Applicable.

        [To be included by amendment]

        (2)     Exhibits

                 (a) Certificate of Trust(filed herewith)

                 (b)(1) Agreement and Declaration of Trust(filed herewith)

                 (b)(2) Bylaws (filed herewith)

                 (c) Not Applicable

                 (d) Not Applicable

                 (e) Not Applicable

                 (f) Not Applicable

                 (g)(1) Not Applicable

                 (g)(2) Not Applicable

                 (g)(3) Proxy Voting Policy and Procedures of the Fund*

                 (g)(4) Proxy Voting Policy and Procedures of the Adviser*

                 (h) Not Applicable

                 (i) Not Applicable

                 (j) Form of Custodian Agreement*

                 (k)(1) Form of Administration Agreement*

                 (k)(2) Form of Subadministration Agreement*

                 (k)(3) Form of Fund Accounting Agreement*

                 (k)(4) Form of Transfer Agency Agreement*

                 (k)(5) Power of Attorney of Trustees*

                 (l) Not Applicable

                 (m) Not Applicable

                 (n) Consent of Independent Registered Public Accounting Firm*

                 (o) Not Applicable

                 (p) Form of Initial Subscription Agreement*

                 (q) Not Applicable

                 (r)(1) Code of Ethics of the Fund*

                 (r)(2) Code of Ethics of the Adviser***

                 (r)(3) Code of Ethics of the Subadviser***

        *To be filed by amendment.

ITEM 25.  MARKETING ARRANGEMENTS

                 Not Applicable.

ITEM 26.  OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

All figures are estimates:

Registration Fees                                           $*
Trustee Fees                                                *
Transfer Agency Fees                                        *
Legal Fees                                                  *
Amortization of Offering Costs                              *
                                                   ---------------------
Audit Fees                                                  *
                                                   ---------------------
Total                                                       $*
                                                   ---------------------

All such expenses will be paid by the Adviser or one of its affiliates and not by the Fund.

*To be filed by amendment

ITEM 27.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

         After completion of the offering of Shares, the Fund expects that no person will be directly or indirectly under common control with the Fund except that the Fund, the Offshore Fund and the Master Fund may be deemed to be under the common control of A T Funds, LLC (the "Adviser"), the investment adviser to the Master Fund, Treesdale Partners, LLC (the "Subadviser"), the investment subadviser to the Master Fund, or Allegiance Investment Management, LLC (the
"Administrator"), the administrator to the Master Fund.

        The Adviser was formed under the laws of the State of Delaware on June
28, 2004, the Subadviser was formed under the laws of the State of Delaware on
August 2, 2002, and the Administrator was formed under the laws of the State of
Delaware on November 29, 2001.

         Information regarding the Adviser is set forth in its Form ADV, as filed with the Securities and Exchange Commission (SEC File No. 801-63399).
Information regarding the Subadviser is set forth in its Form ADV, as filed with the Securities and Exchange Commission (SEC File No. 801-63622). Information
regarding the Administrator is set forth in its Form ADV, as filed with the
Securities and Exchange Commission (SEC File No. 801-61172).

ITEM 28.  NUMBER OF HOLDERS OF SECURITIES

Information set forth below is as of April 30, 2007.

--------------------------------------------------------------------------------
                 Title of Class                     Number of Record Holders
                 --------------                     ------------------------
--------------------------------------------------------------------------------
         Shares of Beneficial Interest                          0
--------------------------------------------------------------------------------

ITEM 29.  INDEMNIFICATION

        The Fund undertakes that it will apply the indemnification provision of the Trust Agreement in a manner consistent with Investment Company Act Release
No. 11330 (Sept. 4, 1980) issued by the Securities and Exchange Commission, so long as the interpretation of Sections 17(h) and 17(i) of the 1940 Act contained in that release remains in effect.

         The Fund, in conjunction with the Master Fund, the Adviser and the
Fund's Board of Trustees, maintains insurance on behalf of any person who is or was an Independent Trustee, officer, employee or agent of the Fund, against certain liabilities incurred or arising out of such position. In no event, however, will the Fund pay that portion of the premium, if any, for insurance to indemnify any such person or any act for which the Fund itself is not permitted to indemnify.

ITEM 30.  BUSINESS AND OTHER CONNECTIONS OF ADVISER AND SUBADVISER

        A description of any other business, profession, vocation, or employment of a substantial nature in which the Adviser, the Subadviser and each director, executive officer or partner of the Adviser or Subadviser, is or has been, at any time during the past two calendar years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in the Fund's Statement of Additional Information under the heading
"TRUSTEES AND OFFICERS".

ITEM 31.  LOCATION OF ACCOUNTS AND RECORDS

        The Administrator maintains certain required accounting related and financial books and records of the Fund at 300 Pacific Coast Highway, Suite 305,
Huntington Beach, California, 92648, and the Subadministrator and Custodian
maintain certain other required accounting related and financial books and records of the Fund at Two Portland Square, Portland, Maine 04101, and 388
Greenwich Street, New York, New York, 10013, respectively. All other required books and records are maintained by the Adviser, also at 300 Pacific Coast
Highway, Suite 305, Huntington Beach, California, 92648.

ITEM 32.  MANAGEMENT SERVICES

        Not applicable.

ITEM 33.  UNDERTAKINGS

        The Fund hereby undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, the Fund's Statement of Additional Information.

                                   SIGNATURES

        Pursuant to the requirements of the Investment Company Act of 1940, the
Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Huntington
Beach and State of California, on the 4th day of May, 2007.

A T FUND OF FUNDS TEI

        By:  /s/ Mark G. Torline

             -------------------------------

             Name: Mark G. Torline
             Title: Initial Sole Trustee

Exhibit (a)

STATE of DELAWARE

CERTIFICATE of TRUST

This Certificate of Trust is filed in accordance with the provisions of the Delaware Statutory Trust Act (Title 12 of the Delaware Code, Section 3801 et. seq.) and sets forth the following:

First:	The name of the trust is A T Fund of Funds TEI.

Second:	The name and address of the trust’s Registered Agent in the State of Delaware is The Company Corporation, located at 2711 Centerville Road, Suite 400, Wilmington, DE 19808.

Third:	The trust will become a registered investment company under the Investment Company Act of 1940, as amended.

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Trust of A T Fund of Funds TEI this 10th day of April, 2007.

BY:	/s/ Mark G. Torline
Mark G. Torline, Trustee

Exhibit (b)(1)

AGREEMENT AND DECLARATION OF TRUST

of

A T FUND OF FUNDS TEI,

a Delaware Statutory Trust

THIS AGREEMENT AND DECLARATION OF TRUST is made as of this 12th day of April, 2007 by the Trustees named hereunder for the purpose of forming A T Fund of Funds TEI as a Delaware statutory trust in accordance with the provisions hereinafter set forth.

NOW, THEREFORE, the Trustees hereby direct that a Certificate of Trust be filed with the Secretary of State of the State of Delaware and do hereby declare that the Trustees will hold in trust all cash, securities and other assets that the Trust now possesses or may hereafter acquire from time to time in any manner and manage and dispose of the same upon the following terms and conditions for the pro rata benefit of the holders of Shares in this Trust.

1.	NAME AND DEFINITIONS

1.1           NAME. This Trust shall be known as A T Fund of Funds TEI, and the Trustees shall conduct the business of the Trust under that name or any other name as they may from time to time determine.

1.2           DEFINITIONS. Whenever used herein, unless otherwise required by the context or specifically provided:

(a)           “Adviser” means a party furnishing services to the Trust pursuant to any contract described in Section 4.9(a);

(b)           “Bylaws” shall mean the Bylaws of the Trust as amended from time to time and incorporated herein by reference;

(c)	“Code” means the Internal Revenue Code of 1986, as amended;

(d)           “Commission” shall have the meaning given it in the Investment Company Act;

(e)           “Declaration of Trust” shall mean this Agreement and Declaration of Trust, as amended or restated from time to time;

(f)	“Exchange” has the meaning set forth in Section 6.2;

(g)           “Fiscal Period” means a period beginning on the day after the last day of the preceding fiscal period and ending at the close of the Trust’s business on the first to occur of the following: (i) the last day of a fiscal year of the Trust; (ii) the last day of a taxable year of the Trust; (iii) the day preceding any day on which a contribution to the capital of the Trust is made; (iv) any day on which the Trust repurchases any Share or portion of a Share of any Shareholder; or (v) any day on which any amount is credited to or debited against the capital accounts of all Shareholders in accordance with their Investment Percentages;

(h)           “Fiscal Year” means the period commencing on the first date on or as of which a Person acquires Shares of the Trust and ending on December 31, 2007, and thereafter each period commencing on January 1 of each year and ending on December 31 of each year (or on the date of a final distribution pursuant to Section 8.4), unless and until the Board of Trustees shall elect another fiscal year for the Trust;

(i)	“General Assets” has the meaning set forth in Section 3.7(a);

(j)            “Interested Person” has the meaning given it in the Investment Company Act;

(k)          “Investment Company Act” refers to the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, as amended from time to time;

(l)            “Investment Percentage” will be determined for each Shareholder as of the start of each Fiscal Period by dividing the positive balance of the Shareholder’s Capital Account as of the commencement of the Fiscal Period by the sum of the positive balances of all Capital Accounts of all Shareholders as of that date;

(m)          “Negative Basis” means, with respect to any Shareholder and as of any time of calculation, the amount by which such Shareholder’s basis in its Shares as of such time is less than its “adjusted tax basis,” for Federal income tax purposes, in its Shares as of such time (determined without regard to any adjustments made to such “adjusted tax basis” by reason of any transfer or assignment of such Shares, including by reason of death, and without regard to such Shareholder’s share of the liabilities of the Trust under Section 752 of the Code);

(n)           “Negative Basis Holder” means any Shareholder whose Shares are repurchased by the Trust and who has Negative Basis as of the effective date of the repurchase, but such Shareholder shall cease to be a Negative Basis Shareholder at such time as it shall have received allocations pursuant to clause (i) of Section 10.7(c) equal to its Negative Basis as of the effective date of such repurchase;

(o)           “Net Assets” means the total value of all assets of the Trust, less an amount equal to all accrued debts, liabilities and obligations of the Trust, calculated before giving effect to any repurchases of Shares;

(p)           “Net Profit” or “Net Loss” means the amount by which the Net Assets as of the close of business on the last day of a Fiscal Period exceed (in the case of Net Profit) or are less than (in the case of Net Loss) the Net Assets as of the commencement of the same Fiscal Period, including any net change in unrealized appreciation or depreciation of investments and realized income and gains or losses and accrued expenses, and excluding the amount of any items to be allocated among the Capital Accounts of the Shareholders other than in accordance with the Shareholders’ Investment Percentages;

(q)           “Person” means and includes individuals, corporations, partnerships, trusts, associations, joint ventures, estates and other entities, whether or not legal entities, and governments and agencies and political subdivisions thereof, whether domestic or foreign;

(r)            “Positive Basis” means, with respect to any Shareholder and as of any time of calculation, the amount by which such Shareholder’s basis in its Shares as of such time exceeds its “adjusted tax basis,” for Federal income tax purposes, in its Shares as of such time (determined without regard to any adjustments made to such “adjusted tax basis” by reason of any transfer or assignment of such Shares, including by reason of death, and without regard to such Shareholder’s share of the liabilities of the Trust under Section 752 of the Code);

(s)            “Positive Basis Holder” means any Shareholder whose Shares are repurchased by the Trust and who has Positive Basis as of the effective date of the repurchase, but such Shareholder shall cease to be a Positive Basis Shareholder at such time as it shall have received allocations pursuant to clause (i) of Section 10.7(b) equal to its Positive Basis as of the effective date of such repurchase;

(t)            “Series” refers to each Series of Shares established and designated under or in accordance with the provisions of Section 3;

(u)	“Shareholder” means a record owner of outstanding Shares;

(v)           “Shares” means the shares of beneficial interest into which the beneficial interest in the Trust shall be divided from time to time and includes fractions of Shares as well as whole Shares;

(w)	“Statutory Trust Act” has the meaning set forth in Section 8.8;

(x)          “Trust” refers to the Delaware statutory trust established by this Agreement and Declaration of Trust, as amended from time to time;

(y)           “Trust Property” means any and all property, real or personal, tangible or intangible, which is owned or held by or for the account of the Trust, including without limitation, the rights referenced in Section 8.11;

(z)           “Trustees” refers to the person who has signed this Agreement and Declaration of Trust, so long as he continues in office in accordance with the terms hereof, and all other persons who may from time to time be duly elected or appointed to serve on the Board of Trustees in accordance with the provisions hereof, and reference herein to a Trustee or the Trustees shall refer to such person or persons in their capacity as trustees hereunder;

(aa)          “Principal Underwriter” shall have the meaning given it in the Investment Company Act.

2.	PURPOSE OF TRUST

The purpose of the Trust is to conduct, operate and carry on the business of a management investment company registered under the Investment Company Act through one or more Series investing primarily in securities.

3.	SHARES

3.1           DIVISION OF BENEFICIAL INTEREST. The beneficial interest in the Trust shall at all times be divided into an unlimited number of Shares, with a par value of $0.01 per Share. The Trustees may authorize the division of Shares into separate Series and the division of Series into separate classes of Shares. The different Series shall be established and designated, and the variations in the relative rights and preferences as between the different Series shall be fixed and determined, by the Trustees. If only one or no Series (or classes) shall be established, the Shares shall have the rights and preferences provided for herein and in Section 3.7 to the extent relevant and not otherwise provided for herein, and all references to Series (and classes) shall be construed (as the context may require) to refer to the Trust.

3.2           OWNERSHIP OF SHARES. The ownership of Shares shall be recorded on the books of the Trust or a transfer or similar agent for the Trust, which books shall be maintained separately for the Shares of each Series (or class of each Series). No certificates certifying the ownership of Shares shall be issued except as the Board of Trustees may otherwise determine from time to time. The Trustees may make such rules as they consider appropriate for the transfer of Shares of each Series (or class of each Series) and similar matters. The record books of the Trust as kept by the Trust or any transfer or similar agent, as the case may be, shall be conclusive as to the identity of the Shareholders of each Series (or class of each Series) and as to the number of Shares of each Series (or class) held from time to time by each.

3.3           INVESTMENTS IN THE TRUST. Investments may be accepted by the Trust from such Persons, at such times, on such terms, and for such consideration as the Trustees from time to time may authorize.

3.4           STATUS OF SHARES AND LIMITATION OF PERSONAL LIABILITY. Shares shall be deemed to be personal property giving only the rights provided in this Declaration of Trust. Every Shareholder, by virtue of having become a Shareholder, shall be held to have expressly agreed to the terms hereof and to have become a party hereto. The death of a Shareholder during the existence of the Trust shall not operate to terminate the Trust, nor entitle the representative of any deceased Shareholder to an accounting or to take any action in court or elsewhere against the Trust or the Trustees, but entitles such representative only to the rights of such deceased Shareholder under this Trust. Ownership of Shares shall not entitle the Shareholder to any title in or to the whole or any part of the Trust Property or right to call for a partition or division of the Trust Property or for an accounting, nor shall the ownership of Shares constitute the Shareholders as partners. Neither the Trust nor the Trustees, nor any officer, employee or agent of the Trust shall have any power to bind personally any Shareholder, nor, except as specifically provided herein, to call upon any Shareholder for the payment of any sum of money or assessment whatsoever other than such as the Shareholder may at any time personally agree to pay. Shareholders will be liable for the debts and obligations of a Series only to the extent of any payments to the Series for the subscription of Shares (plus any accretions in value thereof prior to repurchase). Shareholders, in the sole discretion of the Board of Trustees, may be obligated (i) to satisfy withholding tax obligations with respect to such Shareholders, or (ii) to return to the Series amounts distributed to Shareholder in accordance with the this Declaration of Trust in certain circumstances where after giving effect to the distribution, certain liabilities of the Series exceed the fair market value of the assets of the Series.

3.5           AMENDMENT OF SHARE PROVISIONS. Notwithstanding any other provision of this Declaration of Trust and without limiting the power of the Board of Trustees to amend this Declaration of Trust as provided elsewhere herein, the Board of Trustees shall have the power to amend this Declaration of Trust, at any time and from time to time, in such manner as the Board of Trustees may determine in their sole discretion, without the need for Shareholder action, so as to add to, delete, replace or otherwise modify any provisions relating to the Shares contained in this Declaration of Trust, provided that before adopting any such amendment without Shareholder approval, the Board of Trustees shall determine that it is consistent with the fair and equitable treatment of all Shareholders or that Shareholder approval is not otherwise required by the Investment Company Act or other applicable law. If Shares have been issued, Shareholder approval shall be required to adopt any amendments to this Declaration of Trust that would adversely affect to a material degree the rights and preferences of the Shares of any Series (or class of any Series) or to increase or decrease the par value of the Shares of any Series (or class of any Series). Subject to the foregoing, the Board of Trustees may amend the Declaration of Trust to amend any of the provisions set forth in Section 3.7.

3.6          ESTABLISHMENT AND DESIGNATION OF SERIES. The establishment and designation of any Series (or class) of Shares shall be effective upon the resolution by a majority of the then Trustees, adopting a resolution that sets forth such establishment and designation and the relative rights and preferences of such Series (or class). Each such resolution shall be incorporated herein by reference upon adoption.

3.7          RIGHTS AND PREFERENCES OF SHARES. Shares of each Series (or class) established pursuant to Section 3.6, unless otherwise provided in the resolution establishing such Series, shall have the following relative rights and preferences:

(a)           Assets Held with Respect to a Particular Series. All consideration received by the Trust for the issue or sale of Shares of a particular Series, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits and proceeds thereof from whatever source derived, including without limitation, any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall irrevocably be held with respect to that Series for all purposes, subject only to the rights of creditors, and shall be so recorded upon the books of account of the Trust. Such consideration, assets, income, earnings, profits and proceeds thereof, from whatever source derived, including, without limitation, any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds, in whatever form the same may be, are herein referred to as “assets held with respect to” that Series. In the event that there are any assets, income, earnings, profits and proceeds thereof, funds or payments which are not readily identifiable as assets held with respect to any particular Series (collectively “General Assets”), the Trustees shall allocate such General Assets to, between or among any one or more of the Series in such manner and on such basis as the Trustees, in their sole discretion, deem fair and equitable, and any General Asset so allocated to a particular Series shall be held with respect to that Series. Each such allocation by the Trustees shall be conclusive and binding upon the Shareholders of all Series for all purposes.

(b)           Liabilities Held With Respect to a Particular Series. The assets of the Trust held with respect to each particular Series shall be charged against the liabilities of the Trust held with respect to that Series and all expenses, costs, charges and reserves attributable to that, Series, and any general liabilities of the Trust which are not readily identifiable as being held with respect to any particular Series shall be allocated and charged by the Trustees to and among any one or more of the Series in such manner and on such basis as the Trustees in their sole discretion deem fair and equitable. The liabilities, expenses, costs, charges and reserves so charged to a Series are herein referred to as “liabilities held with respect to” that Series. Each allocation of liabilities, expenses, costs, charges and reserves by the Trustees shall be conclusive and binding upon the holders of all Series for all purposes. All Persons who have extended credit which has been allocated to a particular Series, or who have a claim or contract which has been allocated to any particular Series, shall look, and may be required by contract to look exclusively, to the assets of that particular Series for payment of such credit, claim, or contract. In the absence of an express contractual agreement so limiting the claims of such creditors, claimants and contract providers, each creditor, claimant and contract provider will be deemed nevertheless to have implicitly agreed to such limitation unless an express provision to the contrary has been incorporated in the written contract or other document establishing the claimant relationship.

(c)           Dividends, Distributions and Repurchases. The holders of the Shares of any Series shall be entitled to receive dividends when, if and as declared with respect thereto in the manner provided in Section 6.1. No Share shall have any priority or preference over any other Share of the same Series with respect to dividends or distributions upon termination of the Trust or of such Series made pursuant to Section 8.4. All dividends and distributions shall be made ratably among all Shareholders of a particular class of a particular Series and, if no classes, of a particular Series from the assets held with respect to such Series according to the number of Shares of such class of such Series or of such Series held of record by such Shareholder on the record date for any dividend or distribution or on the date of termination, as the case may be. Notwithstanding any other provisions of this Declaration of Trust, including without limitation, Section 6, no dividend or distribution, including without limitation, any distribution paid upon termination of the Trust or of any Series (or class) with respect to, nor any repurchase of, the Shares of any Series (or class) shall be effected by the Trust other than from the assets held with respect to such Series, nor shall any Shareholder of any particular Series otherwise have any right or claim against the assets held with respect to any other Series except to the extent that such Shareholder has such a right or claim hereunder as a Shareholder of such other Series. The Trustees shall have full discretion, to the extent not inconsistent with the Investment Company Act, to determine which items shall be treated as income and which items as capital, and each such determination and allocation shall be conclusive and binding upon the Shareholders.

(d)           Voting. All Shares of the Trust entitled to vote on a matter shall vote separately by Series (and, if applicable, by class); namely, the Shareholders of each Series (or class) shall have the right to approve or disapprove matters affecting the Trust and each respective Series (or class) as if the Series (or classes) were separate companies; provided, however, that there are two exceptions to voting by separate Series (or classes). First, if the Investment Company Act requires all Shares of the Trust to be voted in the aggregate without differentiation between the separate Series (or classes), then all the Trust’s Shares shall be entitled to vote on the basis of one vote for each dollar of net asset value per share. Second, if any matter affects only the interests of some but not all Series (or classes), then only the Shareholders of such affected Series (or classes) shall be entitled to vote on the matter.

(e)           Equality. All the Shares of each particular Series shall represent an equal proportionate interest in the assets held with respect to that Series (subject to the liabilities held with respect to that Series and such rights and preferences as may have been established and designated with respect to classes of Shares within such Series), and each Share of any particular Series shall be equal to each other Share of that Series.

(f)            Fractions. Any fractional Share of a Series shall carry proportionately all the rights and obligations of a whole share of that Series, including rights with respect to voting, receipt of dividends and distributions, repurchase of Shares and termination of the Trust.

(g)           Exchange Privilege. The Trustees shall have the authority to provide that the holders of Shares of any Series shall have the right to exchange said Shares for Shares of one or more other Series of Shares in accordance with such requirements and procedures as may be established by the Trustees.

(h)           Combination and Division of Shares and Series. The Trustees may from time to time divide or combine the Shares of any particular Series into a greater or lesser number of Shares of that Series without thereby materially changing the proportionate beneficial interest of the Shares of that Series in the assets held with respect to that Series or materially affecting the rights of Shares of any other Series. The Trustees shall have the authority, without the approval of the Shareholders of any Series unless otherwise required by applicable law, to combine the assets and liabilities held with respect to any two or more Series into assets and liabilities held with respect to a single Series.

(i)           Elimination of Series. At any time that there are no Shares outstanding of any particular Series (or class) previously established and designated or such other time and such manner not prohibited by the Investment Company Act or other applicable law, the Trustees may by resolution of a majority of the then Trustees abolish that Series (or class) and rescind the establishment and designation thereof.

(j)            No Preemptive Rights. Shareholders shall have no preemptive or other right to subscribe to any additional Shares or other securities issued by the Trust or any Series.

4.	THE BOARD OF TRUSTEES

4.1           NUMBER, ELECTION AND TENURE. The number of Trustees constituting the Board of Trustees shall be fixed from time to time by a written instrument signed, or by resolution approved at a duly constituted meeting, by a majority of the Board of Trustees; provided, however, that the number of Trustees shall in no event be fewer than one (1) nor more than fifteen (15). The Board of Trustees, by action of a majority of the then Trustees at a duly constituted meeting, may fill vacancies in the Board of Trustees or remove Trustees with or without cause. Each Trustee shall serve during the continued lifetime of the Trust until he or she dies, resigns, is declared bankrupt or incompetent by a court of appropriate jurisdiction, or is removed, or, if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor. Any Trustee may resign at any time by written instrument signed by him or her and delivered to any officer of the Trust or to a meeting of the Trustees. Such resignation shall be effective upon receipt unless specified to be effective at some other time. Except to the extent expressly provided in a written agreement with the Trust, no Trustee resigning and no Trustee removed shall have any right to any compensation for any period following his or her resignation or removal, or any right to damages on account of such removal. The Shareholders may fix the number of Trustees and elect Trustees at any meeting of Shareholders called by the Trustees for that purpose. Any Trustee may be removed at any meeting of Shareholders by a vote of two-thirds (2/3) of the outstanding Shares of the Trust. A meeting of Shareholders for the purpose of electing or removing one or more Trustees may be called (i) by the Trustees upon their own vote, or (ii) upon the demand of Shareholders owning twenty percent (20%) or more of the Shares of the Trust in the aggregate. Removal of one or more Trustees shall require a vote of more than two-thirds (2/3) of the outstanding Shares.

4.2          EFFECT OF DEATH, RESIGNATION, ETC. OF A TRUSTEE. The death, declination, resignation, retirement, removal or incapacity of one or more Trustees, or all of them, shall not operate to annul the Trust or to revoke any existing agency created pursuant to the terms of this Declaration of Trust. Whenever a vacancy in the Board of Trustees shall occur, until such vacancy is filled as provided in Section 4.1, the Trustees in office, regardless of their number, shall have all the powers granted to the Trustees and shall discharge all the duties imposed upon the Trustees by this Declaration of Trust. As conclusive evidence of such vacancy, a written instrument certifying the existence of such vacancy may be executed by an officer of the Trust or by a majority of the Board of Trustees. In the event of the death, declination, resignation, retirement, removal or incapacity of all the then Trustees within a short period of time and without the opportunity for at least one Trustee being able to appoint additional Trustees to fill vacancies, the Trust’s Adviser(s) are empowered to appoint new Trustees subject to the provisions of Section 16(a) of the Investment Company Act.

4.3           TRUSTEE POWERS. Subject to the provisions of this Declaration of Trust, the business of the Trust shall be managed by the Board of Trustees, and such Board of Trustees shall have all powers necessary or convenient to carry out that responsibility, including the power to engage in securities transactions of all kinds on behalf of the Trust. Without limiting the foregoing, the Trustees may:

(a)           Adopt Bylaws not inconsistent with this Declaration of Trust providing for the regulation and management of the affairs of the Trust and may amend and repeal them to the extent that such Bylaws do not reserve that right to the Shareholders;

(b)           Fill vacancies in or remove from their number, and may elect and remove such officers and appoint and terminate such agents as they consider appropriate;

(c)          Appoint from their own number and establish and terminate one or more committees consisting of two or more Trustees, which may exercise the powers and authority of the Board of Trustees to the extent that the Trustees determine;

(d)           Employ one or more custodians of the assets of the Trust and may authorize such custodians to employ subcustodians and to deposit all or any part of such assets in a system or systems for the central handling of securities or with a Federal Reserve Bank;

(e)	Retain a transfer agent or a shareholder servicing agent, or both;

(f)            Provide for the issuance and distribution of Shares by the Trust directly or through one or more Principal Underwriters or otherwise;

(g)	Repurchase and transfer Shares pursuant to applicable law;

(h)           Set record dates for the determination of Shareholders with respect to various matters;

(i)            Declare and pay dividends and distributions to Shareholders of each Series from the assets of such Series; and

(j)            In general, delegate such authority as they consider desirable to any officer of the Trust, to any committee of the Trustees and to any agent or employee of the Trust or to any such custodian, transfer or shareholder servicing agent, or Principal Underwriter.

Any determination as to what is in the interests of the Trust made by the Trustees in good faith shall be conclusive. In construing the provisions of this Declaration of Trust, the presumption shall be in favor of a grant of power to the Trustees. Unless otherwise specified or required by law, any action by the Board of Trustees shall be deemed effective if approved or taken by a majority of the Trustees then in office.

4.4           TRUSTEE MEETINGS. With the exception of meetings at which an investment management agreement, portfolio advisory agreement or underwriting agreement is approved by the Board, any meeting, regular or special, may be held by conference telephone or similar communication equipment, or on the Internet or other method of electronic transmission, so long as all Trustees participating in the meeting can hear one another and all such Trustees shall be deemed to be present in person at the meeting. To the extent permitted by applicable law, if a Trustee grants consent through electronic means accompanied by an electronic signature, such consent shall be deemed to be in writing.

4.5           TRUST POWERS. Without limiting the powers of the Trustees, the Trust shall have power and authority:

(a)           To invest and reinvest cash, to hold cash uninvested, and to subscribe for, invest in, reinvest in, purchase or otherwise acquire, own, hold, pledge, sell, assign, transfer, exchange, distribute, write options on, lend or otherwise deal in or dispose of contracts for the future acquisition or delivery of fixed income or other securities, and securities of every nature and kind, including without limitation, all types of bonds, debentures, stocks, negotiable or nonnegotiable instruments, obligations, evidences of indebtedness, certificates of deposit or indebtedness, commercial paper, repurchase agreements, bankers’ acceptances, and other securities of any kind, issued, created, guaranteed, or sponsored by any and all Persons, including without limitation, states, territories, and possessions of the United States and the District of Columbia and any political subdivision, agency or instrumentality thereof, any foreign government or any political subdivision of the United States Government or any foreign government, or any international instrumentality, or by any bank or savings institution, or by any corporation or organization organized under the laws of the United States or of any state, territory or possession thereof, or by any corporation or organization organized under any foreign law, or in “when issued” contracts for any such securities, to change the investments of the assets of the Trust; and to exercise any and all rights, powers and privileges of ownership or interest in respect of any and all such investments of every kind and description, including without limitation, the right to consent and otherwise act with respect thereto, with power to designate one or more Persons, to exercise any of said rights, powers, and privileges in respect of any of said instruments;

(b)           To sell, exchange, lend, pledge, mortgage, hypothecate, lease or write options with respect to or otherwise deal in any property rights relating to any or all of the assets of the Trust or any Series;

(c)           To vote or give assent, or exercise any rights of ownership, with respect to stock or other securities or property; and to execute and deliver proxies or powers of attorney to such person or persons as the Trustees shall deem proper, granting to such person or persons such power and discretion with relation to securities or property as the Trustees shall deem proper;

(d)           To exercise powers and right of subscription or otherwise which in any manner arise out of ownership of securities;

(e)           To hold any security or property in a form not indicating any trust, whether in bearer, unregistered or other negotiable form, or in its own name or in the name of a custodian or subcustodian or a nominee or nominees or otherwise;

(f)            To consent to or participate in any plan for the reorganization, consolidation or merger of any corporation or issuer of any security which is held in the Trust; to consent to any contract, lease, mortgage, purchase or sale of property by such corporation or issuer; and to pay calls or subscriptions with respect to any security held in the Trust;

(g)           To join with other security holders in acting through a committee, depositary, voting trustee or otherwise, and in that connection to deposit any security with, or transfer any security to, any such committee, depositary or trustee, and to delegate to them such power and authority with relation to any security (whether or not so deposited or transferred) as the Trustees shall deem proper, and to agree to pay, and to pay, such portion of the expenses and compensation of such committee, depositary or trustee as the Trustees shall deem proper;

(h)           To compromise, arbitrate or otherwise adjust claims in favor of or against the Trust or any matter in controversy, including without limitation, claims for taxes;

(i)            To enter into joint ventures, general or limited partnerships and any other combinations or associations;

(j)            To borrow funds or other property in the name of the Trust exclusively for Trust purposes;

(k)           To endorse or guarantee the payment of any notes or other obligations of any Person; to make contracts of guaranty or suretyship, or otherwise assume liability for payment thereof;

(l)            To purchase and pay for entirely out of Trust Property such insurance as the Trustees may deem necessary or appropriate for the conduct of the business, including without limitation, insurance policies insuring the assets of the Trust or payment of distributions and principal on its portfolio investments, and insurance policies insuring the Shareholders, Trustees, officers, employees, agents, Advisers, Principal Underwriters or independent contractors of the Trust, individually against all claims and liabilities of every nature arising by reason of holding Shares, holding, being or having held any such office or position, or by reason of any action alleged to have been taken or omitted by any such Person as Trustee, officer, employee, agent, Adviser, Principal Underwriter or independent contractor, including any action taken or omitted that may be determined to constitute negligence, whether or not the Trust would have the power to indemnify such Person against liability; and

(m)          To adopt, establish and carry out pension, profit-sharing, share bonus, share purchase, savings, thrift and other retirement, incentive and benefit plans, trusts and provisions, including the purchasing of life insurance and annuity contracts as a means of providing such retirement and other benefits, for any or all of the Trustees, officers, employees and agents of the Trust.

The Trust shall not be limited to investing in obligations maturing before the possible termination of the Trust or one or more of its Series. The Trust shall not in any way be bound or limited by any present or future law or custom in regard to investment by fiduciaries. The Trust shall not be required to obtain any court order to deal with any assets of the Trust or take any other action hereunder.

4.6           PAYMENT OF EXPENSES BY THE TRUST. The Trustees are authorized to pay or cause to be paid out of the principal or income of the Trust, or partly out of the principal and partly out of income, as they deem fair, all expenses, fees, charges, taxes and liabilities incurred or arising in connection with the Trust, or in connection with the management thereof, including without limitation, the Trustees’ compensation and such expenses and charges for the services of the Trust’s officers, employees, Adviser, Principal Underwriter, auditors, counsel, custodian, transfer agent, Shareholder servicing agent and such other agents or independent contractors and such other expenses and charges as the Trustees may deem necessary or proper to incur.

4.7           PAYMENT OF EXPENSES BY SHAREHOLDERS. The Trustees shall have the power, as frequently as they may determine, to cause each Shareholder, or each Shareholder of any particular Series, to pay directly, in advance or arrears, for charges of the Trust’s custodian or transfer, Shareholder servicing or similar agent, an amount fixed from time to time by the Trustees, by setting off such charges due from such Shareholder from declared but unpaid dividends owed such Shareholder and/or by reducing the number of shares in the account of such Shareholder by that number of full and/or fractional Shares which represents the outstanding amount of such charges due from such Shareholder.

4.8           OWNERSHIP OF ASSETS OF THE TRUST. Title to all of the assets of the Trust shall at all times be considered as vested in the Trust, except that the Trustees shall have power to cause legal title to any Trust Property to be held by or in the name of one or more of the Trustees, or in the name of the Trust, or in the name of any other Person as nominee, on such terms as the Trustees may determine. The right, title and interest of the Trustees in the Trust Property shall vest automatically in each Person who may hereafter become a Trustee. Upon the resignation, removal or death of a Trustee, he or she shall automatically cease to have any right, title or interest in any of the Trust Property, and the right, title and interest of such Trustee in the Trust Property shall vest automatically in the remaining Trustees. Such vesting and cessation of title shall be effective whether or not conveyancing documents have been executed and delivered.

4.9	SERVICE CONTRACTS.

(a)           Advisory, Management and Administrative Contracts. Subject to such requirements and restrictions as may be set forth in the Bylaws, the Trustees may, at any time and from time to time, contract for exclusive or nonexclusive advisory, management and/or administrative services for the Trust or for any Series with any Person, and any such contract may contain such other terms as the Trustees may determine, including without limitation, authority for the Adviser or administrator to determine from time to time without prior consultation with the Trustees what investments shall be purchased, held, sold or exchanged and what portion, if any, of the assets of the Trust shall be held uninvested and to make changes in the Trust’s investments, or such other activities as may specifically be delegated to such party.

(b)           Distributor and Underwriter Contracts. The Trustees may also, at any time and from time to time, contract with any Person, appointing it exclusive or nonexclusive distributor or Principal Underwriter for the Shares of one or more of the Series (or classes) or other securities to be issued by the Trust. Every such contract shall comply with such requirements and restrictions as may be set forth in the Bylaws, and any such contract may contain such other terms as the Trustees may determine.

(c)           Custodian and Transfer and Servicing Agent Contracts. The Trustees are also empowered, at any time and from time to time, to contract with any Person, appointing it the custodian, transfer agent and/or shareholder servicing agent for the Trust or one or more of its Series. Every such contract shall comply with such requirements and restrictions as may be set forth in the Bylaws or stipulated by resolution of the Trustees.

(d)          Other Service Contracts. The Trustees are further empowered, at any time and from time to time, to contract with any entity to provide such other services to the Trust or one or more of the Series, as the Trustees determine to be in the best interests of the Trust and the applicable Series.

The fact that: (i) any of the Shareholders, Trustees, or officers of the Trust is a shareholder, director, officer, partner, trustee, employee, adviser, investment adviser, manager, principal underwriter, distributor, affiliate or agent of or for any Person, or for any parent or affiliate of a Person, with which an advisory, management or administration contract, or principal underwriter’s or distributor’s contract, or transfer, shareholder servicing or other type of service contract may have been or may hereafter be made, or (ii) any such Person, or any parent or affiliate of such Person, (A) is a Shareholder or has an interest in the Trust, or (B) also has an advisory, management or administration contract, or principal underwriter’s or distributor’s contract, or transfer, shareholder servicing or other service contract with one or more other Persons, or has other business or interests, shall not affect the validity of any such contract or disqualify any Shareholder, Trustee or officer of the Trust from voting upon or executing the same, or create any liability or accountability to the Trust or its Shareholders, provided approval of each such contract is made pursuant to the requirements of the Investment Company Act.

5.	SHAREHOLDERS’ VOTING POWERS AND MEETINGS.

5.1          VOTING POWERS. Subject to the provisions of Section 3.7(d), the Shareholders shall have power to vote only (i) for the election or removal of Trustees as provided in Section 4.1, and (ii) with respect to such additional matters relating to the Trust as may be required by this Declaration of Trust, the Bylaws or any registration of the Trust with the Commission (or any successor agency) or any state, or as the Trustees may consider necessary or desirable. As appropriate, voting may be by Series (or class). Each dollar of net asset value of a Share shall be entitled to one vote as to any matter on which it is entitled to vote and each factional Share shall be entitled to a proportionate fractional vote. There shall be no cumulative voting in the election of Trustees. Shares may be voted in person or by proxy. Unless the Trustees declare otherwise, proxies may be given by any electronic or telecommunications device, including telefax, telephone or through the Internet. A proxy shall be deemed signed if the Shareholder’s name or personal identifying number (as determined by the Trustees) is placed on the vote (whether by manual signature or any electronic or telecommunications device) by the Shareholder or the Shareholder’s attorney-in-fact. A proxy with respect to Shares held in the name of two or more persons shall be valid if executed by any one of them unless at or prior to exercise of the proxy the Trust receives a specific written notice to the contrary from any one of them. A proxy purporting to be executed by or on behalf of a Shareholder shall be deemed valid unless challenged at or prior to its exercise and the burden of proving invalidity shall rest on the challenger.

5.2          VOTING POWER AND MEETINGS. Meetings of the Shareholders may be called by the Trustees for the purpose of electing Trustees as provided in Section 4.1 and for such other purposes as may be prescribed by law, by this Declaration of Trust or by the Bylaws. Meetings of the Shareholders may also be called by the Trustees from time to time for the purpose of taking action upon any other matter deemed by the Trustees to be necessary or desirable. A meeting of Shareholders may be held at any place designated by the Trustees. Written notice of any meeting of Shareholders shall be given or caused to be given by the Trustees by mailing such notice at least seven (7) days before such meeting, postage prepaid, stating the time and place of the meeting, to each Shareholder at the Shareholder’s address as it appears on the records of the Trust. To the extent permitted by applicable law, notice of a meeting by electronic means such as by electronic mail, shall be deemed to be in writing. Whenever notice of a meeting is required to be given to a Shareholder under this Declaration of Trust or the Bylaws, a written waiver thereof, executed before or after the meeting by such Shareholder or his or her attorney thereunto authorized and filed with the records of the meeting, shall be deemed equivalent to such notice.

5.3           QUORUM AND REQUIRED VOTE. Except when a larger quorum is required by applicable law, by the Bylaws or by this Declaration of Trust, a majority of the dollar-weighted voting power of Shares entitled to vote shall constitute a quorum at a Shareholders’ meeting. When any one or more Series (or classes) is to vote as a single class separate from any other Shares, a majority of the Shares of each such Series (or classes) entitled to vote shall constitute a quorum at a Shareholder’s meeting of that Series. Any meeting of Shareholders may be adjourned from time to time by a majority of the votes properly cast upon the question of adjourning a meeting to another date and time, whether or not a quorum is present, and the meeting may be held as adjourned within a reasonable time after the date set for the original meeting without further notice. Subject to the provisions of Section 4.7(d), when a quorum is present at any meeting, a majority of the Shares voted shall decide any questions and a plurality shall elect a Trustee, except when a larger vote is required by any provision of this Declaration of Trust or the Bylaws or by applicable law.

5.4           ACTION BY WRITTEN CONSENT. Any action taken by shareholders may be taken without a meeting if Shareholders holding a majority of the Shares entitled to vote on the matter (or such larger proportion thereof as shall be required by any express provision of this Declaration of Trust or by the Bylaws or by applicable law) and holding a majority (or such larger proportion as aforesaid) of the Shares of any Series (or class) entitled to vote separately on the matter consent to the action in writing and such written consents are filed with the records of the meetings of Shareholders. Such consent shall be treated for all purposes as a vote taken at a meeting of Shareholders. Unless the Trustees declare otherwise, written consent may be given by any electronic or telecommunications devise, including telefax, telephone or through the Internet. Such consent shall be deemed signed if the voter’s name or personal identifying number (as determined by the Trustees) is placed on the vote (whether by manual signature or any electronic or telecommunications device) by the shareholder or the shareholder’s attorney-in-fact.

5.5          RECORD DATES. For the purpose of determining the Shareholders of any Series (or class) who are entitled to vote or act at any meeting or any adjournment thereof, the Trustees may from time to time fix a time, which shall be not more than ninety (90) days before the date of any meeting of Shareholders, as the record date for determining the Shareholders of such Series (or class) having the right to notice of and to vote at such meeting and any adjournment thereof, and in such case only Shareholders of record on such record date shall have such right, notwithstanding any transfer of shares on the books of the Trust after the record date. For the purpose of determining the Shareholders of any Series (or class) who are entitled to receive payment of any dividend or of any other distribution, the Trustees may from time to time fix a date, which shall be before the date for the payment of such dividend or such other payment, as the record date for determining the Shareholders of such Series (or class) having the right to receive such dividend or distribution. Without fixing a record date the Trustees may for voting and/or distribution purposes close the register or transfer books for one or more Series for all or any part of the period between a record date and a meeting of Shareholders or the payment of a distribution. Nothing in this Section shall be construed as precluding the Trustees from setting different record dates for different Series (or classes).

5.6           ADDITIONAL PROVISIONS. The Bylaws may include further provisions for Shareholders’ votes and meetings and related matters.

6.	NET ASSET VALUE, DISTRIBUTIONS AND REPURCHASES

6.1           DETERMINATION OF NET ASSET VALUE, NET INCOME AND DISTRIBUTIONS. Subject to Section 3.7, the Trustees, in their absolute discretion, may prescribe and shall set forth in the Bylaws or in a duly adopted vote of the Trustees such bases and time for determining the per Share net asset value of the Shares of any Series or net income attributable to the Shares of any Series, or the declaration and payment of dividends and distributions on the Shares of any Series, as they may deem necessary or desirable.

6.2          REPURCHASES. The Trust shall purchase such Shares as are tendered by any Shareholder, together with a proper instrument of transfer, in accordance with such procedures for repurchase as the Trustees may from time to time authorize; and the Trust will pay therefor the net asset value thereof or such other amount specified by the Trustees, in accordance with the procedures adopted by the Trustees and applicable law. In the event that the New York Stock Exchange (the “Exchange”) is closed for other than weekends or holidays, or if permitted by the rules of the Commission during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the Trust to dispose of the investments of the applicable Series or to determine fairly the value of the net assets held with respect to such Series or during any other period permitted by order of the Commission for the protection of investors, such obligations may be suspended or postponed by the Trustees. The repurchase price may in any case be paid wholly or partly in-kind or subject to other terms specified by the Trustees if the Trustees determine that such payment is advisable in the interest of the remaining Shareholders of the Series for which the Shares are being repurchased. Subject to the foregoing, the fair value, selection and quantity of securities or other property so paid or delivered as all or part of the repurchase price may be determined by or under authority of the Trustees. In no case shall the Trust be liable for any delay of any Person in transferring securities selected for delivery as all or part of any payment in-kind.

6.3          REPURCHASES AT THE OPTION OF THE TRUST. Subject to applicable law, the Trust also shall have the right, at its option and at any time, to repurchase Shares of any Shareholder at the net asset value thereof as described in Section 6.1:

(a)           If at such time such Shareholder owns Shares of any Series having an aggregate net asset value of less than an amount determined from time to time by the Trustees prior to the acquisition of said Shares;

(b)           To the extent that such Shareholder owns Shares of a particular Series equal to or in excess of a percentage, determined from time to time by the Trustees, of the outstanding Shares of that Series;

(c)           To the extent that such Shareholder owns Shares equal to or in excess of a percentage, determined from time to time by the Trustees, of the outstanding Shares of the Trust or of any Series;

(d)           In connection with the elimination of a Series under Section 3.7(i) or Section 8.2;

(e)           If such Shares, or a portion thereof, have been transferred or have vested in any Person by operation of law as the result of the death, dissolution, bankruptcy or incompetency of such Shareholder;

(f)            If ownership of Shares by such Shareholder or other Person is likely to cause the Trust or any Series to be in violation of, or require registration of any Shares under, or subject the Trust or any Series to additional registration or regulation order, the securities, commodities or other laws of the United States or any other relevant jurisdiction, or may subject the Trust or any Series or any of the Shareholders to an undue risk of adverse tax or other fiscal or regulatory consequences;

(g)           If continued ownership of such Shares may be harmful or injurious to the business or reputation of the Trust or any Series or the Adviser, or may subject the Trust or any Series or any of the Shareholders to an undue risk of adverse tax or other fiscal consequences; or

(h)           If any of the representations and warranties made by such Shareholder in connection with the acquisition of the Shares was not true when made or has ceased to be true.

7.	COMPENSATION AND LIMITATION OF LIABILITY OF TRUSTEES

7.1          COMPENSATION OF TRUSTEES. The Trustees as such may receive reasonable compensation from the Trust, but only if and to the extent determined by the Board of Trustees. Nothing herein shall in any way prevent the employment of any Trustee for advisory, management, legal, accounting, investment banking or other services and payment for the same by the Trust.

7.2           INDEMNIFICATION AND LIMITATION OF LIABILITY. No Trustee or officer of the Trust shall be liable to the Trust or any of the Shareholders for any loss or damage occasioned by any act or omission in the performance of the Trustee’s or officer’s services as such in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the Trustee’s or officer’s office. To the fullest extent permitted by law, the Trust shall indemnify, out of its assets, and hold harmless each Trustee and officer of the Trust against any liability and expense to which the Trustee or officer may be liable that arise in connection with the performance of the Trustee’s or officer’s activities on behalf of the Trust; provided, however, that nothing herein shall be construed to provide for indemnification, exculpation or protection of a Trustee or officer for any liability (including liability under federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith), to the extent that such liability is a result of the willful misfeasance, bad faith, gross negligence or reckless disregard of duties of such Trustee or officer or such indemnification, exculpation or protection would be in violation of applicable law.

7.3           FURTHER LIMITS ON LIABILITY. Trustees and officers of the Trust shall not be personally liable to any Shareholder for the repayment of any payments made by the Shareholder to the Trust or any Series for the subscription of Shares or by reason of any change in the federal or state income tax laws applicable to the Trust or any Series or its investors. Every note, bond, contract, instrument, certificate or undertaking and every other act or thing whatsoever issued, executed or done by or on behalf of the Trust or the Trustees or any of them in connection with the Trust shall be conclusively deemed to have been issued, executed or done only in or with respect to their or his or her capacity as Trustees or Trustee, and such Trustees or Trustee shall not be personally liable thereon.

7.4           TRUSTEE’S GOOD FAITH ACTION, EXPERT ADVICE, NO BOND OR SURETY. The exercise by the Trustees of their powers and discretion hereunder shall be binding upon everyone interested. A Trustee shall be liable to the Trust and to any Shareholder solely for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and shall not be liable for errors of judgment or mistakes of fact or law. The Trustees may take advice of counsel or other experts with respect to the meaning and operation of this Declaration of Trust, and shall be under no liability for any act or omission in accordance with such advice nor for failing to follow such advice. The Trustees shall not be required to give any bond as such, nor any surety if a bond is required.

7.5           INSURANCE. The Trustees shall be entitled and empowered to the fullest extent permitted by law to purchase with Trust assets insurance for liability and for all expenses reasonably incurred or paid or expected to be paid by a Trustee or officer in connection with any claim, action, suit or proceeding in which he or she becomes involved by virtue of his or her capacity or former capacity with the Trust.

8.	MISCELLANEOUS

8.1          LIABILITY OF THIRD PERSONS DEALING WITH TRUSTEES. No Person dealing with the Trustees shall be bound to make any inquiry concerning the validity of any transaction made or to be made by the Trustees or to see to the application of any payments made or property transferred to the Trust or upon its order.

8.2           POWER OF ATTORNEY. Each Shareholder hereby appoints the Board of Trustees as his, her or its attorney-in-fact for purposes of filing required certificates and documents relating to the formation and maintenance of the Trust as a statutory trust under Delaware law or signing all instruments effecting authorized changes in the Trust or this Declaration of Trust and conveyances and other instruments deemed necessary to effect the dissolution or termination of the Trust or any Series. This power of attorney, which will be contained in an investors’ subscription agreement, is a special power-of-attorney and is coupled with an interest in favor of the Board of Trustees and as such will be irrevocable and will continue in full force and effect notwithstanding the subsequent death or incapacity of any Shareholder granting the power of attorney. In addition, the power of attorney will survive the delivery of a transfer by a Shareholder of all or any portion of the Shareholder’s Shares, except that when the transferee of the Shares has been approved by the Board of Trustees for admission to the Trust as a substitute Shareholder, or upon the withdrawal of a Shareholder from the Trust pursuant to a periodic tender or otherwise, the power of attorney given by the transferor will terminate.

8.3           TERMINATION OF TRUST OR SERIES. Unless terminated as provided herein, the Trust shall continue without limitation of time. The Trust may be terminated at any time by vote of two-thirds (2/3) of the Shares of each Series entitled to vote, voting separately by Series, or by the Trustees by written notice to the Shareholders. Any Series may be terminated at any time by vote of two-thirds (2/3) of the Shares of that Series or by the Trustees by written notice to the Shareholders of that Series. Any Series shall be terminated if the Shares of any Shareholder that has submitted a written request for the repurchase of all of its Shares by the Series, in accordance with the terms of this Declaration of Trust, are not repurchased by the Series within a period of two (2) years following the date of the request; provided, however, that termination shall not be required if the Series is unable to repurchase a Shareholder’s Shares as a result of regulatory restrictions that prevent the Series from fulfilling a repurchase request.

8.4          LIQUIDATION. Upon termination of the Trust (or any Series, as the case may be), the Board of Trustees or Adviser, acting as liquidator under appointment by the Board of Trustees (or another liquidator, if the Board of Trustees does not appoint the Adviser to act as liquidator or the Adviser is unable to perform this function) shall wind up the affairs of each Series (or the applicable Series, as the case may be) and liquidate its assets. Upon the liquidation of a Series, its assets will be distributed (i) first, to satisfy the debts, liabilities and obligations of the Series (other than debts of Shareholders) including actual or anticipated liquidation expenses, (ii) next, to repay debts owing to the Shareholders of the Series, and (iii) finally, to the Shareholders of the Series proportionately in accordance with the value of their Shares. Assets may be distributed in-kind on a proportionate basis if the Board of Trustees or liquidator determines that the distribution of assets in-kind would be in the interests of the Shareholders in facilitating an orderly liquidation.

8.5           MERGER AND CONSOLIDATION. The Trustees may cause (i) the Trust or one or more of its Series to the extent consistent with applicable law to be merged into or consolidated with another trust or company, (ii) the Shares of the Trust or any Series to be converted into beneficial interests in another statutory trust (or series thereof) created pursuant to this Section 8.5, or (iii) the Shares to be exchanged under or pursuant to any state or federal statute to the extent permitted by law. Such merger or consolidation, Share conversion or Share exchange need not be authorized by vote of the holders of Shares of the Trust, except to the extent required by applicable law; provided, however, that, to the extent approval of the holders of Shares is required, in all respects not governed by statute or applicable law, the Trustees shall have the power to prescribe the procedure necessary or appropriate to accomplish a sale of assets, merger or consolidation including the power to create one or more separate statutory trusts to which all or any part of the assets, liabilities, profits or losses of the Trust may be transferred and to provide for the conversion of Shares of the Trust or any Series into beneficial interests in such separate statutory trust or trusts (or series thereof).

8.6           AMENDMENTS. This Declaration of Trust may be restated and/or amended at any time by an instrument in writing signed by a majority of the then Trustees, including, if required by law, a majority of the non-interested Trustees, and, if required by law, approval of such amendment by Shareholders in accordance with Section 5.3. Any such restatement and/or amendment hereto shall be effective immediately upon execution and approval. The Certificate of Trust of the Trust may be restated and/or amended by a similar procedure, and any such restatement and/or amendment shall be effective immediately upon filing with the Secretary of State of the State of Delaware or upon such future date as may be stated therein.

8.7          COPIES AND INTERPRETATION. The original or a copy of this instrument and of each restatement and/or amendment hereto shall be kept at the office of the Trust where it may be inspected by any Shareholder. Anyone dealing with the Trust may rely on a certificate by an officer of the Trust as to whether or not any such restatements and/or amendments have been made and as to any matters in connection with the Trust hereunder; and, with the same effect as if it were the original, may rely on a copy certified by an officer of the Trust to be a copy of this instrument or of any such restatements and/or amendments. In this instrument and in any such restatements and/or amendment, references to this instrument, and all expressions like “herein,” “hereof’ and “hereunder,” shall be deemed to refer to this instrument as amended or affected by any such restatements and/or amendments. Headings are placed herein for convenience of reference only and shall not be taken as a part hereof or control or affect the meaning, construction or effect of this instrument. Whenever the singular number is used herein, the same shall include the plural; and the neuter, masculine and feminine genders shall include each other, as applicable. This instrument may be executed in any number of counterparts each of which shall be deemed an original.

8.8           APPLICABLE LAW. This Declaration of Trust is created under and is to be governed by and construed and administered according to the laws of the State of Delaware and the Delaware Statutory Trust Act, as amended from time to time (the “Statutory Trust Act”). The Trust shall be a Delaware statutory trust pursuant to such Statutory Trust Act, and without limiting the provisions hereof, the Trust may exercise all powers which are ordinarily exercised by such a statutory trust.

8.9          CONFLICTS AND SEVERABILITY. The provisions of this Declaration of Trust are severable, and if the Trustees shall determine, with the advice of counsel, that any of such provisions is in conflict with the Investment Company Act, the regulated investment company provisions of the Internal Revenue Code or with other applicable laws and regulations, the conflicting provision shall be deemed never to have constituted a part of this Declaration of Trust; provided, however, that such determination shall not affect any of the remaining provisions of this Declaration of Trust or render invalid or improper any action taken or omitted prior to such determination. If any provision of this Declaration of Trust shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to such provision in such jurisdiction and shall not in any manner affect such provision in any other jurisdiction or any other provision of this Declaration of Trust in any jurisdiction.

8.10         STATUTORY TRUST ONLY. It is the intention of the Trustees to create a statutory trust pursuant to the Statutory Trust Act, and thereby to create only the relationship of trustee and beneficial owners within the meaning of such Statutory Trust Act between the Trustees and each Shareholder. It is not the intention of the Trustees to create a general partnership, limited partnership, joint stock association, corporation, bailment, or any form of legal relationship other than a statutory trust pursuant to such Statutory Trust Act. Nothing in this Declaration of Trust shall be construed to make the Shareholders, either by themselves or with the Trustees, partners or members of a joint stock association.

8.11         USE OF THE IDENTIFYING WORDS. The identifying words “A T Fund” and “A T Funds,” including any derivations thereof, and all rights to the use of such identifying words belong to the Adviser. The Advisor hereby licenses the to Trust the right to use such identifying words in the Trust’s name and the name of any Series thereof. If the Advisor or an affiliate of the Advisor is not appointed or ceases to be the adviser of the Trust, this non-exclusive license may be revoked by the Adviser upon written notice to the Trust, and the Trust and any Series thereof shall respectively cease using such identifying words unless otherwise consented to by the Adviser or any successor to its interests.

9.             TRUST CLASSIFIED AS A PARTNERSHIP FOR FEDERAL AND STATE INCOME TAX PURPOSES. The Trust is intended to be classified and operated as a partnership for federal and state income tax purposes.

10.           CAPITAL ACCOUNTS, ALLOCATIONS AND TAX MATTERS.

10.1	CONTRIBUTIONS TO CAPITAL.

(a)           Minimum Contributions. The minimum initial contribution of each Shareholder to the capital of the Trust shall be $100,000, and the minimum subsequent contribution of each Shareholder to the capital of the Trust shall be $50,000, which minimum amounts are subject to change by the Board of Trustees, in its discretion. The amount of the initial contribution and any subsequent contributions of each Shareholder shall be recorded on the books and records of the Trust upon acceptance as a contribution to the capital of the Trust.

(b)           Contributions by Trustees and Advisers. The Trustees shall not be entitled to make contributions of capital to the Trust as Trustees of the Trust, but may make contributions to the capital of the Trust as Shareholders. An Adviser may make contributions to the capital of the Trust as a Shareholder.

(c)           No Mandatory Contributions. Shareholders may make additional contributions to the capital of the Trust effective as of such times as the Board of Trustees, in its discretion, may permit, subject to Section 3.3, but no Shareholder shall be obligated to make any additional contribution to the capital of the Trust, except pursuant to Section 10.9(b).

(d)           Payment in Cash. Initial and any additional contributions to the capital of the Trust by any Shareholder shall be payable in cash or payable in readily available funds at the date of the proposed acceptance of the contribution, except as otherwise permitted by the Board of Trustees.

10.2        RIGHTS OF SHAREHOLDERS TO CAPITAL. No Shareholder shall be entitled to interest on any contribution to the capital of the Trust, nor shall any Shareholder be entitled to the return of any capital of the Trust except (a) upon the repurchase by the Trust of a part or all of such Shareholder’s Shares pursuant to Section 6, (b) pursuant to Section 10.9(b), or (c) upon the liquidation of the Trust’s assets pursuant to Section 8.4. No Shareholder shall be liable for the return of any such amounts. No Shareholder shall have the right to require partition of the Trust’s property or to compel any sale or appraisal of the Trust’s assets.

10.3          CAPITAL ACCOUNTS.

(a)           Capital Accounts. The Fund shall maintain a separate Capital Account for each Shareholder.

(b)           Initial Balance. Each Shareholder’s Capital Account shall have an initial balance equal to the amount of such Shareholder’s initial contribution to the capital of the Trust.

(c)           Increases. Each Shareholder’s Capital Account shall be increased by the sum of (i) the amount of cash and the value of any securities constituting additional contributions by such Shareholder to the capital of the Trust permitted pursuant to Section 10.1, plus (ii) all amounts credited to such Shareholder’s Capital Account pursuant to Sections 10.4 through 10.7.

(d)           Reductions. Each Shareholder’s Capital Account shall be reduced by the sum of (i) the amount of any repurchase of the Shares, or portion thereof, of such Shareholder or distributions to such Shareholder pursuant to Sections 10.8 or 10.9 or Sections 6 or 8.4 that are not reinvested (net of any liabilities secured by any asset distributed that such Shareholder is deemed to assume or take subject to under Section 752 of the Code), plus (ii) the amount of any distributions to such Shareholder that are not reinvested, plus (iii) any amounts debited against such Shareholder’s Capital Account pursuant to Sections 10.4 through 10.7.

10.4         ALLOCATION OF NET PROFIT AND NET LOSS. Except as otherwise provided in herein, Net Profit and Net Loss of the Trust for each Fiscal Period will be allocated among and credited to or debited against the Capital Accounts of all Shareholders as of the last day of the Fiscal Period in accordance with Shareholders’ respective Investment Percentages for the Fiscal Period.

10.5         ALLOCATION OF ORGANIZATIONAL, OFFERING AND CERTAIN OTHER EXPENSES.

(a)           Organizational Expenses. Organizational expenses incurred by the Trust in connection with its formation and initial registration as an investment company under the Investment Company Act shall generally be charged to expense as incurred.

(b)           Offering Expenses. Ongoing offering expenses in connection with the offering of Shares and/or any expenses in connection with any transfer or repurchase of Shares shall generally be treated as operating expenses and included in the computation of Net Profit and/or Net Loss (except to the extent that the Adviser or another party determines in its discretion that it will assume, reimburse and/or waive such expenses).

(c)           Other Expenses. Any expenditures payable by the Trust, to the extent paid or withheld on behalf of, or by reason of particular circumstances applicable to, one or more but fewer than all of the Shareholders, will generally be charged to only those Shareholders on whose behalf the payments are made or whose circumstances gave rise to the payments. These charges will be debited to the Capital Accounts of the applicable Shareholders as of the close of the Fiscal Period during which the items were paid or accrued by the Trust.

10.6        RESERVES. Appropriate reserves may be created, accrued and charged against Net Assets and proportionately against the Capital Accounts of the Shareholders for contingent liabilities, if any, as of the date any such contingent liability becomes known to the Adviser or the Board of Trustees, such reserves to be in such amounts that the Board of Trustees, in its sole discretion, deems necessary or appropriate. The Board of Trustees may increase or reduce any such reserves from time to time by such amounts as the Board of Trustees, in its sole discretion, deems necessary or appropriate. The amount of any such reserve, or any increase or decrease therein, shall be proportionately charged or credited, as appropriate, to the Capital Accounts of those parties who are Shareholders at the time when such reserve is created, increased or decreased, as the case may be, regardless of whether they were Shareholders at the time, as determined by the Board of Trustees, of the act or omission giving rise to the contingent liability for which the reserve was established, increased or decreased.

10.7        TAX ALLOCATIONS.

(a)           Treasury Allocations. For each Fiscal Year, items of income, deduction, gain, loss or credit shall be allocated for income tax purposes among the Shareholders in such manner as to reflect equitably amounts credited or debited to each Shareholder’s Capital Account for the current and prior Fiscal Years (or relevant portions thereof). Allocations under this Section 3.7 shall be made pursuant to the principles of Sections 704(b) and 704(c) of the Code, and Treasury Regulation Sections 1.704-1(b)(2)(iv)(f) and (g), 1.704-1(b)(4)(i) and 1.704-3(e) promulgated thereunder, as applicable, or the successor provisions to such Sections of the Code and Treasury Regulations. Notwithstanding anything to the contrary in this Agreement, there shall be allocated to the Shareholders such gains or income as shall be necessary to satisfy the “qualified income offset” requirement of Treasury Regulation Section 1.704-1(b)(2)(ii)(d).

(b)           Positive Basis Allocations. If the Trust realizes capital gains (including short-term capital gains) for Federal income tax purposes for any Fiscal Year during or as of the end of which the Shares of one or more Positive Basis Shareholders are repurchased by the Trust in whole or in part, unless otherwise determined by the Board of Trustees, in its sole discretion, shall allocate, such gains shall be allocated as follows: (i) to allocate such gains among such Positive Basis Shareholders, pro rata in proportion to the respective Positive Basis of each such Positive Basis Shareholder, until either the full amount of such gains shall have been so allocated or the Positive Basis of each such Positive Basis Shareholder shall have been eliminated, and (ii) to allocate any gains not so allocated to Positive Basis Shareholders pursuant to clause (i) above to the other Shareholders in such manner as shall equitably reflect the amounts allocated to such Shareholders’ Capital Accounts pursuant to Section 10.4.

(c)           Negative Basis Allocations. If the Trust realizes capital losses (including short-term capital losses) for Federal income tax purposes for any Fiscal Year during or as of the end of which the Shares of one or more Negative Basis Shareholders are repurchased by the Trust in whole or in part, unless otherwise determined by the Board of Trustees, in its sole discretion, such losses shall be allocated as follows: (i) to allocate such losses among such Negative Basis Shareholders, pro rata in proportion to the respective Negative Basis of each such Negative Basis Shareholder, until either the full amount of such losses shall have been so allocated or the Negative Basis of each such Negative Basis Shareholder shall have been eliminated, and (ii) to allocate any losses not so allocated to Negative Basis Shareholders pursuant to clause (i) above to the other Shareholders in such manner as shall equitably reflect the amounts allocated to such Shareholders’ Capital Accounts pursuant to Section 10.4.

10.8         DISTRIBUTIONS. The Board of Trustees, in its sole discretion, may authorize the Trust to make distributions in cash or in kind, or both in cash and in kind, at any time to all of the Shareholders on a pro rata basis in accordance with the Shareholders’ Capital Account balances.

10.9        WITHHOLDING TAXES.

(a)           Withholding. The Board of Trustees may withhold and pay over to the Internal Revenue Service (or any other relevant taxing authority) taxes from any distribution or deemed distribution to any Shareholder to the extent required by the Code or any other applicable law.

(b)           Deemed Distribution. For purposes of this Declaration of Trust, any taxes so withheld by the Trust with respect to any amount distributed by the Trust to any Shareholder shall be deemed to be a distribution or payment to such Shareholder, reducing the amount otherwise distributable to such Shareholder pursuant to this Declaration of Trust and reducing the Capital Account of such Shareholder. If the amount of such taxes is greater than any such distributable amounts, then such Shareholder and any successor to such Shareholder’s Shares shall pay to the Trust as a contribution to the capital of the Trust, upon demand of the Board of Trustees, the amount of such excess.

(c)           Reductions and Exemptions. The Board of Trustees shall not be obligated to apply for or obtain a reduction of or exemption from withholding tax on behalf of any Shareholder that may be eligible for such reduction or exemption. To the extent that a Shareholder claims to be entitled to a reduced rate of, or exemption from, a withholding tax pursuant to an applicable income tax treaty, or otherwise, the Shareholder shall furnish the Board of Trustees with such information and forms as such Shareholder may be required to complete where necessary to comply with any and all laws and regulations governing the obligations of withholding tax agents. Each Shareholder represents and warrants that any such information and forms furnished by such Shareholder shall be true and accurate and agrees to indemnify the Trust and each of the Shareholders from any and all damages, costs and expenses resulting from the filing of inaccurate or incomplete information or forms relating to such withholding taxes.

10.10       TAX MATTERS PARTNER. The Adviser shall be designated on the Trust’s annual Federal information tax return, and have full powers and responsibilities, as the “Tax Matters Partner” for purposes of Section 6231(a)(7) of the Code, unless another Person is so designated by the Board of Trustees. The Tax Matters Partner shall make all applicable elections (including whether or not to file for extensions), determinations and other decisions under the Code, including, without limitation, the deductibility of a particular item of expense and the positions to be taken on the Trust’s tax returns and the determination of the allocations to be made pursuant to this Declaration of Trust, and shall have the right on behalf of all Shareholders to extend the statute of limitations relating to the Shareholders’ tax liabilities with respect to Fund items and the authority to enter into settlement agreements or compromise audit matters raised by the Internal Revenue Service or any other taxing authority affecting Shareholders generally. To the fullest extent permitted by law, the Tax Matters Partner shall be indemnified and held harmless by the Trust from any and all liabilities and obligations that arise from or by reason of such designation.

10.11       SECTION 754 ELECTION. In the event of a distribution of Fund property to a Shareholder or an assignment or other transfer (including by reason of death) of all or part of the Shares of a Shareholder, at the request of a Shareholder, the Board of Trustees, in its sole discretion, may cause the Trust to elect, pursuant to Section 754 of the Code, or the corresponding provision of subsequent law, to adjust the basis of the Trust property as provided by Sections 734 and 743 of the Code.

10.12       FILING OF RETURNS. The Board of Trustees or its designated agent shall prepare and file, or cause the accountants of the Trust to prepare and file, a Federal information tax return in compliance with Section 6031 of the Code and any required state and local income tax and information returns for each tax year of the Trust.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the Trustee named below does hereby make and enter into this Declaration of Trust as of the date first written above.

/s/ Mark Torline

Mark Torline

Sole Initial Trustee

Exhibit (b)(2)

BYLAWS

of

A T FUND OF FUNDS TEI

A Delaware Statutory Trust

(Effective as of April 12, 2007)

These Bylaws may contain any provision not inconsistent with applicable law or the Declaration of Trust, relating to the governance of the Trust. Unless otherwise specified in these Bylaws, capitalized terms used in these Bylaws shall have the meanings assigned to them in the Declaration of Trust.

ARTICLE I

DEFINITIONS

Section 1.           Whenever used herein the following terms shall have the following meanings:

(a)   “1940 Act” shall mean the Investment Company Act of 1940 and the rules and regulations thereunder, all as adopted or amended from time to time;

(b)   “Adviser” shall mean a Person, as defined below, furnishing services to the Trust pursuant to any contract described in Section 4.9(a) of the Declaration of Trust;

(c)   “Board of Trustees” or “Board” shall mean the governing body of the Trust, that is comprised of the number of Trustees of the Trust fixed from time to time pursuant to Section 4 of the Declaration of Trust, having the powers and duties set forth therein;

(d)   “Bylaws” shall mean these Bylaws of the Trust, as amended or restated from time to time in accordance with Article VIII hereof;

(e)   “Certificate of Trust” shall mean the certificate of trust filed with the office of the Secretary of State of the State of Delaware as required under the DSTA to form the Trust, as amended or restated from time to time and filed with such office;

(f)   “Code” shall mean the Internal Revenue Code of 1986 and the rules and regulations thereunder, all as adopted or amended from time to time;

(g)	“Commission” shall have the meaning given that term in the 1940 Act;

(h)   “DSTA” shall mean the Delaware Statutory Trust Act (12 Del. C. §3801, et seq.), as amended from time to time;

(i)   “Declaration of Trust” shall mean the Agreement and Declaration of Trust of the Trust, as amended or restated from time to time;

(j)    “Disinterested Trustees” shall mean those Trustees who are not considered “interested persons” of the Trust under the 1940 Act.

(k)   “Independent Trustees” shall mean those Trustees who are not “interested persons” of the Trust under the 1940 Act.

(l)    “Person” shall mean a natural person, partnership, limited partnership, limited liability company, trust, estate, association, corporation, organization, custodian, nominee or any other individual or entity in its own or any representative capacity, in each case, whether domestic or foreign, and a statutory trust or a foreign statutory trust;

(m) “Shares” shall mean the outstanding shares of beneficial interest into which the beneficial interest in the Trust, or any series thereof, shall be divided from time to time, and shall include fractional and whole shares;

(n)	“Shareholder” shall mean a record owner of Shares;

(o)   “Trust” shall mean the Delaware statutory trust formed pursuant to the Declaration of Trust and the filing of the Certificate of Trust with the office of the Secretary of State of the State of Delaware;

(p)   “Trustee” or “Trustees” shall refer to each signatory to the Declaration of Trust as a trustee, so long as such signatory continues in office in accordance with the terms of the Declaration of Trust, and all other Persons who may, from time to time, be duly elected or appointed, qualified and serving on the Board of Trustees in accordance with the provisions hereof and the Declaration of Trust. Reference herein to a Trustee or the Trustees shall refer to such Person or Persons in such Person’s or Persons’ capacity as a trustee or trustees hereunder and under the Declaration of Trust; and

(q)   “Vote of a majority of the outstanding voting securities” shall have the meaning provided under Subsection 2(a)(42) of the 1940 Act or any successor provision thereof, which Subsection, as of the date hereof, has the following meaning: the vote, at a meeting of the Shareholders duly called, (i) of sixty-seven percent (67%) or more of the voting securities present in person or represented by proxy at such meeting, if the holders of more than fifty percent (50%) of the outstanding voting securities of the Trust are present or represented by proxy; or (ii) of more than fifty percent (50%) of the outstanding voting securities of the Trust, whichever is the less.

ARTICLE II

MEETINGS OF SHAREHOLDERS

Section 1.           PLACE OF MEETINGS. Meetings of Shareholders shall be held at any place within or outside the State of Delaware designated by the Board. In the absence of any such designation by the Board, Shareholders’ meetings shall be held at the offices of the Trust.

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Section 2.	SHAREHOLDER MEETINGS.

(a)   Annual Meetings. The annual meeting of the Shareholders shall be held on such date and at such time as the Board of Trustees shall designate. At such annual meeting, the Shareholders entitled to vote shall elect Trustees and transact such other business as may be properly brought before the meeting.

(b)   Special Meetings. Special meetings of Shareholders may be called at any time by the Board, by the Chairman of the Board or by the Chief Executive Officer of the Trust for the purpose of taking action upon any matter deemed by the Board to be necessary or desirable. To the extent permitted by the 1940 Act, a special meeting of the Shareholders for the purpose of electing Trustees or filling vacancies on the Board may also be called by the Chairman of the Board, or shall be called by the Chief Executive Officer, the President or any Vice President of the Trust at the request of the Shareholders holding not less than ten percent (10%) of the Shares, provided that the Shareholders requesting such meeting shall have paid the Trust the reasonably estimated cost of preparing and mailing the notice thereof, which an authorized officer of the Trust shall determine and specify to such Shareholders. No special meeting shall be called upon the request of Shareholders to consider any matter which is substantially the same as a matter voted upon at any meeting of the Shareholders held during the preceding twelve (12) months, unless requested by the holders of a majority of all Shares entitled to be voted at such meeting.

(c)   Shareholder Proposals. The nominations of persons for election to the Board of Trustees and other lawfully permissible proposals of business to be considered by Shareholders may be presented at an annual meeting of the Shareholders by properly being brought before the meeting by a Shareholder who (i) is entitled to vote at the meeting, (ii) complies with the notice procedures set forth in this Section 2(c) and Sections 2(d) and 2(e) of this Article II, and (iii) was a Shareholder of record at the time such notice is received by the secretary of the Trust. For business to be properly brought before an annual meeting by a Shareholder, the Shareholder must have given timely notice thereof in writing to the Secretary of the Trust. To be timely, a Shareholder’s notice must be made in writing and received by the Secretary of the Trust not more than one hundred fifty (150) days and not less than one hundred twenty (120) days in advance of the annual meeting.

(d)   Notice of Nomination. Each such notice given by a Shareholder to the Secretary of the Trust with respect to nominations for the election of Trustees shall set forth (i) the name, age, business address and, if known, residence address of each nominee proposed in such notice, (ii) the principal occupation or employment of each such nominee, (iii) the number of Shares which are beneficially owned by each such nominee, (iv) whether such Shareholder believes each such nominee is or will be a Disinterested Trustee, (v) the written and signed consent of each such person to be nominated, to be named as a nominee and to serve as a Trustee if elected, and (vi) all such other information regarding each such nominee as would have been required to be included in a proxy statement filed pursuant to the proxy rules of the Commission had each such nominee been nominated by the Board of Trustees of the Trust. In addition, the Shareholder making such nomination shall promptly provide any other information reasonably requested by the Trust.

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(e)  Notice of Business Proposals. Each such notice given by a Shareholder to the Secretary of the Trust with respect to business proposals to be brought before an annual meeting shall set forth in writing as to each matter: (i) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting; (ii) the name and address, as they appear on the Trust’s books, of the Shareholder proposing such business; (iii) the number of Shares which are beneficially owned by the Shareholder; (iv) any material interest of the Shareholder in such business; and (v) all such other information regarding each such matter as would have been required to be included in a proxy statement filed pursuant to the proxy rules of the Commission had each such matter been proposed by the Board of Trustees of the Trust.

(f)    Defective Nominations. At such annual meeting, the Chairman of the Board, the Chief Executive Officer of the Trust, in the absence of the Chairman of the Board, or the President, any Vice President or other authorized officer of the Trust, in the absence of the Chief Executive Officer, may, if the facts warrant, determine and declare to such meeting that a nomination or proposal was not made in accordance with the foregoing procedure, and, if he or she should so determine, he or she shall so declare to the meeting, and the defective nomination or proposal shall be disregarded and laid over for action at the next succeeding annual meeting of the Shareholders taking place thirty (30) days or more thereafter. This provision shall not require the holding of any adjourned meeting of Shareholders for the purpose of considering such defective nomination or proposal.

Section 3.           NOTICE OF SHAREHOLDERS’ MEETING. Notice of any meeting of Shareholders shall be given to each Shareholder entitled to vote at such meeting in accordance with Section 4 of this Article II not less than ten (10) nor more than one hundred twenty (120) days before the date of the meeting. The notice shall specify (i) the place, date and hour of the meeting, and (ii) in the case of a special meeting or to the extent required by the 1940 Act, in the case of an annual meeting, the purpose or purposes thereof. The notice of any meeting at which Trustees are to be elected also shall include the name of any nominee or nominees who are intended to be presented for election.

Section 4.           MANNER OF GIVING NOTICE. Notice of any meeting of Shareholders shall be given either personally or by United States mail, courier, cablegram, telegram, facsimile or electronic mail, or other form of communication permitted by then current law, charges prepaid, addressed to the Shareholder or to the group of Shareholders at the same address as may be permitted pursuant to applicable laws, or as Shareholders may otherwise consent, at the address of that Shareholder appearing on the books of the Trust or its transfer or similar agent or provided in writing by the Shareholder to the Trust for the purpose of notice. Notice shall be deemed to have been duly given when delivered personally, deposited in the United States mail or with a courier, or sent by cablegram, telegram, facsimile or electronic mail. If no address of a Shareholder appears on the Trust’s books or has been provided in writing by a Shareholder, notice shall be deemed to have been duly given without a mailing, or substantial equivalent thereof, if such notice shall be available to the Shareholder on written demand of the Shareholder at the offices of the Trust.

If any notice addressed to a Shareholder at the address of that Shareholder appearing on the books of the Trust or that has been provided in writing by that Shareholder to the Trust for

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the purpose of notice, is returned to the Trust marked to indicate that the notice to the Shareholder cannot be delivered at that address, all future notices or reports shall be deemed to have been duly given without further mailing, or substantial equivalent thereof, if such notices shall be available to the Shareholder on written demand of the Shareholder at the offices of the Trust.

Section 5.           ADJOURNED MEETING; NOTICE. Any meeting of Shareholders, whether or not a quorum is present, may be adjourned from time to time for any reason whatsoever by vote of the holders of Shares entitled to vote holding not less than a majority of the Shares present in person or by proxy at the meeting, or by the Chairman of the Board, the Chief Executive Officer of the Trust, in the absence of the Chairman of the Board, or the President, any Vice President or other authorized officer of the Trust, in the absence of the Chief Executive Officer. Any adjournment may be made with respect to any business which might have been transacted at such meeting and any adjournment will not delay or otherwise affect the effectiveness and validity of any business transacted at the Shareholders’ meeting prior to adjournment.

When any Shareholders’ meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken, unless after the adjournment, a new record date is fixed for the adjourned meeting, or unless the adjournment is for more than thirty (30) days after the date of the original meeting, in which case, notice shall be given to each Shareholder of record entitled to vote at the adjourned meeting in accordance with the provisions of Sections 3 and 4 of this Article II. At any adjourned meeting, any business may be transacted that might have been transacted at the original meeting.

Section 6.	VOTING.

(a)   The Shareholders entitled to vote at any meeting of Shareholders and the Shareholder vote required to take action shall be determined in accordance with the provisions of the Declaration of Trust. Unless determined by the inspector of the meeting to be advisable, the vote on any question need not be by written ballot.

(b)   Unless otherwise determined by the Board at the time it approves an action to be submitted to the Shareholders for approval, Shareholder approval of an action shall remain in effect until such time as the approved action is implemented or the Shareholders vote to the contrary. Notwithstanding the foregoing, an agreement of merger or consolidation may be terminated or amended notwithstanding prior approval if so authorized by such agreement of merger or consolidation pursuant to Section 3815 of the DSTA.

Section 7.           WAIVER OF NOTICE BY CONSENT OF ABSENT SHAREHOLDERS. Attendance by a Shareholder, in person or by proxy, at a meeting shall constitute a waiver of notice of that meeting with respect to that Shareholder, except when the Shareholder attends the meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Whenever notice of a Shareholders’ meeting is required to be given to a Shareholder under the Declaration of Trust or these Bylaws, a written waiver thereof, executed before or after the time notice is required to be given, by such Shareholder or his or her attorney thereunto authorized, shall be deemed equivalent

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to such notice. The waiver of notice need not specify the purpose of, or the business to be transacted at, the meeting.

Section 8.           PROXIES. Every Shareholder entitled to vote for Trustees or on any other matter that may properly come before the meeting shall have the right to do so either in person or by one or more agents authorized by a written proxy executed by the Shareholder and filed with the secretary of the Trust; provided, however, that an alternative to the execution of a written proxy may be permitted as described in the next paragraph of this Section 8. A proxy shall be deemed executed if the Shareholder’s name is placed on the proxy (whether by manual signature, typewriting, telegraphic transmission or otherwise) by the Shareholder or the Shareholder’s attorney-in-fact. A valid proxy that does not state that it is irrevocable shall continue in full force and effect unless revoked by the Shareholder executing it, or using one of the permitted alternatives to execution, described in the next paragraph, by a written notice delivered to the Secretary of the Trust prior to the exercise of the proxy or by the Shareholder’s attendance and vote in person at the meeting; provided, however, that no proxy shall be valid after the expiration of eleven (11) months from the date of the proxy unless otherwise expressly provided in the proxy. The revocability of a proxy that states on its face that it is irrevocable shall be governed by the provisions of the General Corporation Law of the State of Delaware.

With respect to any Shareholders’ meeting, the Board, or, in case the Board does not act, the Chief Executive Officer, the President, any Vice President or the Secretary, may permit proxies by electronic transmission (as defined in the DSTA), telephonic, computerized, telecommunications or other reasonable alternative to the execution of a written instrument authorizing the holder of the proxy to act. A proxy with respect to Shares held in the name of two or more Persons shall be valid if executed, or a permitted alternative to execution is used, by any one of them unless, at or prior to the exercise of the proxy, the Secretary of the Trust receives a specific written notice to the contrary from any one of them. A proxy purporting to be by or on behalf of a Shareholder shall be deemed valid unless challenged at or prior to its exercise and the burden of proving invalidity shall rest with the challenger.

Section 9.           INSPECTORS. Before any meeting of Shareholders, the Chairman of the Board, or in the absence of the Chairman of the Board, the Chief Executive Officer of the Trust, or in the absence of the Chief Executive Officer, the President, any Vice President or other authorized officer of the Trust, may appoint any person other than nominees for office to act as inspector at the meeting or any adjournment. If any person appointed as inspector fails to appear or fails or refuses to act, the Chairman of the Board, or in the absence of the Chairman of the Board, the Chief Executive Officer of the Trust, or in the absence of the Chief Executive Officer, the President, any Vice President or other authorized officer of the Trust, shall appoint a person to fill the vacancy. Such appointments may be made by such officers in person or by telephone.

The inspector shall:

(a)   Determine the number of Shares and the voting power of each, the Shares represented at the meeting, the existence of a quorum and the authenticity, validity and effect of proxies;

(b)	Receive votes or ballots;

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(c)  Hear and determine all challenges and questions in any way arising in connection with the right to vote;

(d)	Count and tabulate all votes;
(e)	Determine when the polls shall close;
(f)	Determine the result of voting; and

(g)   Do any other acts that may be proper to conduct the election or vote with fairness to all Shareholders.

ARTICLE III

TRUSTEES

Section 1.           VACANCIES. Whenever a vacancy in the Board shall occur (by reason of death, resignation, removal, an increase in the authorized number of Trustees or other cause), until such vacancy is filled as provided herein or the number of authorized Trustees constituting the Board of Trustees is decreased pursuant to Section 4.1 of the Declaration of Trust, the Trustee(s) then in office, regardless of the number and even if less than a quorum, shall have all the powers granted to the Board and shall discharge all the duties imposed upon the Board by the Declaration of Trust and these Bylaws as though such number constitutes the entire Board. Vacancies on the Board may be filled by not less than a majority vote of the Trustee(s) then in office, regardless of the number and even if less than a quorum, unless a special meeting of Shareholders is called for the purpose of filling such vacancies, in which case, such vacancies shall be filled in the same manner as an election of Trustees. A Trustee chosen to fill a vacancy shall hold office until the next election of Trustees when such Trustee’s successor is duly elected and qualified, unless prior thereto such Trustee for any reason ceases to serve as Trustee. In the event that all Trustee offices become vacant, an authorized officer of the Adviser shall serve as the sole remaining Trustee effective upon the vacancy in the office of the last Trustee, subject to the provisions of the 1940 Act. In such case, the Adviser, as the sole remaining Trustee, shall, as soon as practicable, fill all of the vacancies on the Board; provided, however, that the percentage of Trustees who are Disinterested Trustees shall be no less than that permitted by the 1940 Act. Thereupon, the Adviser shall resign as Trustee and a special meeting of the Shareholders shall be called, as required by the 1940 Act, for the election of the Trustees as though such meeting were the first annual meeting of the Shareholders.

Section 2.           PLACE OF MEETINGS. All meetings of the Board may be held at any place within or outside the State of Delaware that is designated from time to time by the Board, the Chairman of the Board, or in the absence of the Chairman of the Board, the Chief Executive Officer of the Trust, or in the absence of the Chief Executive Officer, the President, any Vice President or other authorized officer of the Trust. In the absence of such a designation, regular meetings shall be held at the offices of the Trust.

Section 3.           METHOD OF MEETINGS. Subject to Section 4.4 of the Declaration of Trust, any meeting, regular or special, may be held, with respect to one or more participating Trustees, by conference telephone or similar communication equipment, or on the Internet or

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other method of electronic transmission, so long as all Trustees participating in the meeting can hear one another, and all such Trustees shall be deemed to be present in person at such meeting.

Section 4.           REGULAR MEETINGS. Regular meetings of the Board shall be held at such time and place as shall from time to time be fixed by the Board, the Chairman of the Board, or in the absence of the Chairman of the Board, the Chief Executive Officer of the Trust, or in the absence of the Chief Executive Officer, the President, any Vice President or other authorized officer of the Trust. Regular meetings may be held without notice.

Section 5.           SPECIAL MEETINGS. Special meetings of the Board for any purpose or purposes may be called at any time by any Trustee, the Chairman of the Board, or in the absence of the Chairman of the Board, the Chief Executive Officer of the Trust, or in the absence of the Chief Executive Officer, the President, any Vice President or other authorized officer of the Trust.

Notice of the purpose, time and place of special meetings (or of the time and place for each regular meeting for which notice is given) shall be given personally, sent by first-class mail, courier, cablegram or telegram, charges prepaid, or by facsimile or electronic mail, addressed to each Trustee at that Trustee’s address as has been provided to the Trust for purposes of notice. In case the notice is mailed, it shall be deemed to be duly given if deposited in the United States mail at least seven (7) days before the time the meeting is to be held. In case the notice is given personally or is given by courier, cablegram, telegram, facsimile or electronic mail, it shall be deemed to be duly given if delivered at least twenty-four (24) hours before the time of the holding of the meeting. The notice need not specify the place of the meeting if the meeting is to be held at the offices of the Trust.

Section 6.           WAIVER OF NOTICE. Whenever notice is required to be given to a Trustee under this Article, a written waiver of notice signed by the Trustee, whether before or after the time notice is required to be given, shall be deemed equivalent to notice. The waiver of notice need not specify the purpose of, or the business to be transacted at, the meeting. All such waivers shall be filed with the records of the Trust or made a part of the minutes of the meeting. Attendance of a Trustee at a meeting shall constitute a waiver of notice of such meeting, except when the Trustee attends the meeting for the express purpose of objecting at the beginning of the meeting to the transaction of any business because the meeting is not lawfully called or convened.

Section 7.           ADJOURNMENT. A majority of the Trustees present at a meeting of the Board, whether or not a quorum is present, may adjourn such meeting to another time and place. Any adjournment will not delay or otherwise affect the effectiveness and validity of any business transacted at the meeting prior to adjournment. At any adjourned meeting at which a quorum is present, any business may be transacted which might have been transacted at the meeting as originally called.

Section 8.           NOTICE OF ADJOURNMENT. Notice of the time and place of an adjourned meeting need not be given if the time and place thereof are announced at the meeting at which the adjournment is taken. If the adjournment is for more than thirty (30) days after the date of the original meeting, notice of the adjourned meeting shall be given to each Trustee.

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Section 9.           COMPENSATION OF TRUSTEES. Trustees may receive from the Trust reasonable compensation for their services and reimbursement of reasonable expenses as may be determined by the Board. This Section 8 shall not be construed to preclude any Trustee from serving the Trust in any other capacity as an officer, agent, employee, or otherwise and receiving compensation and reimbursement of expenses for those services.

Section 10.         CHAIRMAN OF THE BOARD. A Chairman of the Board shall be elected annually by the Board from among the Independent Trustees. The Chairman of the Board shall be an officer of the Board but not of the Trust. The Chairman of the Board shall preside at all meetings of the Shareholders and at all meetings of the Board and shall have such other powers and duties as may be prescribed by the Board, or as provided in the Declaration of Trust or these Bylaws, or as would be typical for a non-executive chairman of a board of trustees. The Board may elect Co-Chairman of the Board, provided each is an Independent Trustee. In the absence of the Chairman of the Board, another Independent Trustee shall be designated by the Board to preside at the meeting and perform the other responsibilities of the Chairman of the Board in his or her absence.

ARTICLE IV

COMMITTEES

Section 1.           COMMITTEES OF TRUSTEES. The Board may, by majority vote, designate one or more committees of the Board, to serve at the pleasure of the Board. The Board may, by majority vote, designate one or more Trustees as alternate members of any such committee who may replace any absent member at any meeting of the committee. Any such committee, to the extent provided by the Board, shall have the authority of the Board, except with respect to:

(a)   The approval of any action which under the Declaration of Trust, these Bylaws or applicable law also requires Shareholder approval or requires approval by a majority of the entire Board or certain members of the Board;

(b)   The filling of vacancies on the Board or on any committee thereof; provided, however, that such committee may nominate Trustees to fill such vacancies, subject to the Trust’s compliance with the rules under the 1940 Act upon which the Trust relies that require that: (i) a certain percentage of the Trustees be Disinterested Trustees, (ii) Trustees that are Disinterested Trustees be selected and nominated by Disinterested Trustees then in office, and (iii) legal counsel, if any, of the Disinterested Trustees be independent.

(c)   The amendment, restatement or repeal of the Declaration of Trust or these Bylaws or the adoption of a new Declaration of Trust or new Bylaws;

(d)	The amendment or repeal of any resolution of the Board; or

(e)   The designation of any other committee of the Board or the members of such committee.

Section 2.           MEETINGS AND ACTION OF BOARD COMMITTEES. Meetings and actions of any committee of the Board shall, to the extent applicable, be held and taken in the manner provided in Article III of these Bylaws, with such changes in the context thereof as are

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necessary to substitute the committee and its members for the Board and its members, except that the time of regular meetings of any committee may be determined either by the Board or by the committee. Special meetings of any committee may also be called by resolution of the Board or such committee, and notice of special meetings of any committee shall also be given to all alternate members who shall have the right to attend all meetings of the committee. The Board may from time to time adopt other rules for the governance of any committee.

Section 3.           ADVISORY COMMITTEES. The Board may appoint one or more advisory committees comprised of such number of individuals appointed by the Board who may meet at such time, place and upon such notice, if any, as determined by the Board. Such advisory committees shall have no power to require the Trust to take any specific action.

ARTICLE V

OFFICERS

Section 1.           OFFICERS. The Trust shall have such officers as the Board may deem necessary or desirable from time to time, which may include, without limitation, a Chief Executive Officer, a Chief Operating Officer, a Chief Investment Officer, a Chief Financial Officer, a Chief Compliance Officer, a President, one or more Vice Presidents, a Secretary, a Treasurer, one or more Assistant Secretaries, one or more Assistant Treasurers, and any other officers with such duties as the Board may from time to time determine or permit. Any number of offices may be held by the same person.

Section 2.           APPOINTMENT OF OFFICERS. The officers of the Trust shall be appointed by the Board, or to the extent permitted by the Board, by the Chief Executive Officer, and each shall serve at the pleasure of the Board, or to the extent permitted by the Board, at the pleasure of the Chief Executive Officer, subject to the rights, if any, of an officer under any contract of employment.

Section 3.           REMOVAL AND RESIGNATION OF OFFICERS. Subject to the rights, if any, of an officer under any contract of employment, any officer may be removed, either with or without cause, by the Board at any regular or special meeting of the Board, or, to the extent permitted by the Board, by the Chief Executive Officer.

Any officer may resign at any time by giving written notice to the Trust. Such resignation shall take effect upon receipt unless specified to be effective at some later time and unless otherwise specified in such notice, the acceptance of the resignation shall not be necessary to make it effective. Any resignation is without prejudice to the rights, if any, of the Trust under any contract to which the officer is a party.

Section 4.           VACANCIES IN OFFICES. A vacancy in any office because of death, resignation, removal, incapacity or other cause shall be filled in the manner prescribed in these Bylaws for regular appointment to that office.

Section 5.           CHIEF EXECUTIVE OFFICER. The Chief Executive Officer shall have general responsibility for implementation of the policies of the Trust, as determined by the Board, and for the management of the business and affairs of the Trust. The Chief Executive Officer shall in general have all the powers and perform all the duties incident to the office of

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Chief Executive Officer, and shall have such other powers and duties as may be prescribed by the Board from time to time, or as provided in the Declaration of Trust or these Bylaws. The Chief Executive Officer may execute any deed, mortgage, bond, contract or other instrument in the name of the Trust, except in cases where the execution thereof shall be expressly delegated by the Board or by these Bylaws to some other officer or agent of the Trust or shall be required by law to be otherwise executed.

Section 6.           CHIEF OPERATING OFFICER. The Chief Operating Officer shall be the principal executive officer with respect to the operations of the Trust, and shall have such other powers and duties as may be prescribed from time to time by the Board or, to the extent permitted by the Board, the Chief Executive Officer, or as provided in the Declaration of Trust or these Bylaws.

Section 7.           CHIEF INVESTMENT OFFICER. The Chief Investment Officer shall be the principal executive officer with respect to the portfolio investments of the Trust, and shall have such other powers and duties as may be prescribed from time to time by the Board or, to the extent permitted by the Board, the Chief Executive Officer, or as provided in the Declaration of Trust or these Bylaws.

Section 8.           CHIEF FINANCIAL OFFICER. The Chief Financial Officer shall be the principal executive officer with respect to the financial accounting and administration of the Trust, and shall have such other powers and duties as may be prescribed from time to time by the Board or, to the extent permitted by the Board, the Chief Executive Officer, or as provided in the Declaration of Trust or these Bylaws.

Section 9.           CHIEF COMPLIANCE OFFICER. The Chief Compliance Officer shall be the principal executive officer with respect to compliance matters of the Trust, and shall have such other powers and duties as may be prescribed from time to time by the Board or, to the extent permitted by the Board, the Chief Executive Officer, or as provided in the Declaration of Trust or these Bylaws.

Section 10.         PRESIDENT. In the absence of a designation of a Chief Executive Officer by the Board, the President shall be the chief executive officer and in general supervise and control all of the business and affairs of the Trust. In the absence of a designation of a Chief Operating Officer by the Board, the President shall be the chief operating officer and in general supervise and control all of the business and affairs of the Trust. The President shall in general have all the powers and perform all duties incident to the office of President, and shall have such other powers and duties as may be prescribed from time to time by the Board, or as provided in the Declaration of Trust or these Bylaws. The President may execute any deed, mortgage, bond, contract or other instrument in the name of the Trust, except in cases where the execution thereof shall be expressly delegated by the Board or by these Bylaws to some other officer or agent of the Trust or shall be required by law to be otherwise executed.

Section 11.        VICE PRESIDENTS. In the absence, resignation, removal, incapacity or death of the President, the Vice Presidents, if any, in order of their rank as fixed by the Board or if not ranked, any Vice President designated by the Board, shall have all the powers and perform all the duties of, and be subject to all the restrictions upon, the President. Each Vice President

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shall have such other powers and duties as may be prescribed from time to time by the Board or the Chief Executive Officer.

Section 12.         SECRETARY. The Secretary shall keep or cause to be kept at the offices of the Trust or such other place as the Board may direct a book of minutes of all meetings and actions (including consents) of the Board, committees of the Board and Shareholders. The Secretary shall keep a record of the time and place of such meetings, whether annual or special, and if special, how such meeting was authorized, the notice given, the names of those present at Board meetings or committee meetings, the number of Shares present or represented by proxy at Shareholders’ meetings, and the proceedings. The Secretary shall give or cause to be given notice of all meetings of the Shareholders and of the Board required by the Declaration of Trust, these Bylaws or by applicable law to be given. The Secretary shall cause to be kept at the offices of the Trust or at the office of the Trust’s transfer or similar agent, a Share register or a duplicate Share register showing the names of all Shareholders and their addresses, the number and classes, if any, of Shares held by each, the number and date of certificates, if any, issued for such Shares and the number and date of cancellation of every certificate surrendered for cancellation. The Secretary shall have such other powers and perform such other duties as may be prescribed from time to time by the Board or the Chief Executive Officer, or as provided in the Declaration of Trust or these Bylaws.

Section 13.        TREASURER. The Treasurer shall keep and maintain or cause to be kept and maintained adequate and correct books and records of accounts of the properties and business transactions of the Trust (and every class thereof), including accounts of assets, liabilities, receipts, disbursements, gains, losses, capital, retained earnings and Shares. All books shall be kept in accordance with the Declaration of Trust and these Bylaws. The Treasurer shall deposit all monies and other valuables in the name and to the credit of the Trust with such depositories as may be designated by the Board, and shall disburse the funds of the Trust (and any class thereof) as may be ordered by the Board, shall render to the Chief Executive Officer of the Trust and the Board, whenever either requests it, an account of all transactions and of the financial condition of the Trust (and any class thereof). The Treasurer shall have such other powers and perform such other duties as may be prescribed from time to time by the Board or the Chief Executive Officer, or as provided in the Declaration of Trust or these Bylaws.

Section 12.        ASSISTANT SECRETARIES AND ASSISTANT TREASURERS. The Assistant Secretaries and Assistant Treasurers, in general, shall have such powers and perform such duties as may be prescribed from time to time by the Secretary or Treasurer, respectively, or the Board or the Chief Executive Officer, or as provided in the Declaration of Trust or these Bylaws. In the absence of the Secretary or Treasurer, any Assistant Secretary or Assistant Treasurer, respectively, may exercise the powers and perform the duties of the Secretary or Treasurer, respectively.

ARTICLE VI

RECORDS AND REPORTS

Section 1.           MAINTENANCE AND INSPECTION OF SHARE REGISTER. The Trust shall keep at its offices or at the office of its transfer or similar agent, records of its Shareholders, that provide the names and addresses of all Shareholders and the number, and

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classes, if any, of Shares held by each Shareholder. Such records may be inspected during the Trust’s regular business hours by any Shareholder, or its duly authorized representative, upon reasonable written demand to the Trust, for any purpose reasonably related to such Shareholder’s interest as a Shareholder.

Section 2.           MAINTENANCE AND INSPECTION OF DECLARATION OF TRUST AND BYLAWS. The Trust shall keep at its offices the original or a copy of the Declaration of Trust and these Bylaws, as amended or restated from time to time, where they may be inspected during the Trust’s regular business hours by any Shareholder, or its duly authorized representative, upon reasonable written demand to the Trust, for any purpose reasonably related to such Shareholder’s interest as a Shareholder.

Section 3.           MAINTENANCE AND INSPECTION OF OTHER RECORDS. The accounting books and records and minutes of proceedings of the Shareholders, the Board, any committee of the Board or any advisory committee shall be kept at such place or places designated by the Board or, in the absence of such designation, at the offices of the Trust. The minutes shall be kept in written form and the accounting books and records shall be kept either in written form or in any other form capable of being converted into written form.

If information is requested by a Shareholder, the Board, or, in case the Board does not act, the Chief Executive Officer, the President, any Vice President or the Secretary, shall establish reasonable standards governing, without limitation, the information and documents to be furnished and the time and the location, if appropriate, of furnishing such information and documents. Costs of providing such information and documents shall be borne by the requesting Shareholder. The Trust shall be entitled to reimbursement for its direct, out-of-pocket expenses incurred in declining unreasonable requests (in whole or in part) for information or documents.

The Board, or, in case the Board does not act, the Chief Executive Officer, the President, any Vice President or the Secretary, may keep confidential from Shareholders for such period of time as the Board or such officer, as applicable, deems reasonable any information that the Board or such officer, as applicable, reasonably believes to be in the nature of trade secrets or other information that the Board or such officer, as the case may be, in good faith believes would not be in the best interests of the Trust to disclose or that could damage the Trust or its business or that the Trust is required by law or by agreement with a third party to keep confidential.

Section 4.           INSPECTION BY TRUSTEES. Every Trustee shall have the absolute right during the Trust’s regular business hours to inspect all books, records, and documents of every kind and the physical properties of the Trust. This inspection by a Trustee may be made in person or by an agent or attorney and the right of inspection includes the right to copy and make extracts of documents.

ARTICLE VII

GENERAL MATTERS

Section 1.           CHECKS, DRAFTS, EVIDENCE OF INDEBTEDNESS. All checks, drafts, or other orders for payment of money, notes or other evidences of indebtedness issued in

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the name of or payable to the Trust shall be signed or endorsed by such person or persons and in such manner as the Board from time to time shall determine.

Section 2.           CONTRACTS AND INSTRUMENTS; HOW EXECUTED. The Board, except as otherwise provided in the Declaration of Trust and these Bylaws, may authorize any officer or officers or agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the Trust and this authority may be general or confined to specific instances.

Section 3.           CERTIFICATES FOR SHARES. A certificate or certificates for Shares may be issued to Shareholders at the discretion of the Board. All certificates shall be signed in the name of the Trust (a) by (i) the Trust’s Chief Executive Officer, Chief Operating Officer, President or Vice President and (ii) the Trust’s Chief Financial Officer, Treasurer, Secretary or any other officer of the trust designated by the Board, or (b) by the Trust’s transfer or similar agent if so designated by the Board, certifying the number of Shares, and the class thereof, if any, owned by the Shareholder. Any or all of the signatures on the certificate may be facsimile. In case any officer or transfer or similar agent who has signed or whose facsimile signature has been placed on a certificate shall have ceased to be such officer or transfer or similar agent before such certificate is issued, it may be issued by the Trust with the same effect as if such person were an officer or transfer or similar agent at the date of issue. Notwithstanding the foregoing, the Trust may adopt and use a system of issuance, recordation and transfer of its shares by electronic or other means.

Section 4.           LOST CERTIFICATES. Except as provided in this Section 4, no new certificates for Shares shall be issued to replace an old certificate unless the latter is surrendered to the Trust and cancelled at the same time. The Board may, in case any Share certificate or certificate for any other security is lost, stolen, or destroyed, authorize the issuance of a replacement certificate on such terms and conditions as the Board may require, including a provision for indemnification of the Board and the Trust secured by a bond or other adequate security sufficient to protect the Trust and the Board against any claim that may be made against either, including any expense or liability on account of the alleged loss, theft, or destruction of the certificate or the issuance of the replacement certificate.

Section 5.           REPRESENTATION OF SHARES OF OTHER ENTITIES HELD BY TRUST. The Trust’s Chief Executive Officer, President or any Vice President or any other person authorized by the Board or by the Chief Executive Officer, is authorized to vote or represent on behalf of the Trust any and all shares of any corporation, partnership, trust, or other entity, foreign or domestic, standing in the name of the Trust. The authority granted may be exercised in person or by a proxy duly executed by such authorized person.

Section 6.           TRANSFERS OF SHARES. Shares are transferable, if authorized by the Declaration of Trust, only on the record books of the Trust by the Person in whose name such Shares are registered, or by such Person’s duly authorized attorney-in-fact or representative. Shares represented by certificates shall be transferred on the books of the Trust upon surrender for cancellation of certificates for the same number of Shares, with an assignment and power of transfer endorsed thereon or attached thereto, duly executed, with such proof of the authenticity of the signature as the Trust or its agents may reasonably require. Upon receipt of proper transfer instructions from the registered owner of uncertificated Shares such uncertificated

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Shares shall be cancelled and issuance of new equivalent uncertificated Shares or certificated Shares shall be made to the Person entitled thereto and the transaction shall be recorded upon the books of the Trust. The Trust, its transfer agent or other duly authorized agents may refuse any requested transfer of Shares, or request additional evidence of authority to safeguard the assets or interests of the Trust or of its Shareholders, in their sole discretion. In all cases of transfer by an attorney-in-fact, the original power of attorney, or an official copy thereof duly certified, shall be deposited and remain with the Trust, its transfer agent or other duly authorized agent. In case of transfers by executors, administrators, guardians or other legal representatives, duly authenticated evidence of their authority shall be presented to the Trust, its transfer agent or other duly authorized agent, and may be required to be deposited and remain with the Trust, its transfer agent or other duly authorized agent.

Section 7.           HOLDERS OF RECORD. The record books of the Trust as kept by the Trust, its transfer agent or other duly authorized agent, as the case may be, shall be conclusive as to the identity of the Shareholders of the Trust and as to the number and classes, if any, of Shares held from time to time by each such Shareholder. The Trust shall be entitled to treat the holder of record of any Share as the owner thereof and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such Share on the part of any other Person, whether or not the Trust shall have express or other notice thereof.

Section 8.           FISCAL YEAR. The fiscal year of the Trust shall be determined by the Board.

Section 9.           HEADINGS; REFERENCES. Headings are placed herein for convenience of reference only and shall not be taken as a part hereof or control or affect the meaning, construction or effect of this instrument. Whenever the singular number is used herein, the same shall include the plural, and the neuter, masculine and feminine genders shall include each other, as applicable. Any references herein to specific sections of the DSTA, the Code or the 1940 Act shall refer to such sections as amended from time to time or any successor sections thereof.

Section 10.       PROVISIONS IN CONFLICT WITH LAW OR REGULATIONS.

(a)   The provisions of these Bylaws are severable, and if the Board of Trustees shall determine, with the advice of counsel, that any of such provisions is in conflict with the Declaration of Trust, the 1940 Act, the Code, the DSTA, or with other applicable laws and regulations, the conflicting provision shall be deemed not to have constituted a part of these Bylaws from the time when such provisions became inconsistent with such laws or regulations; provided, however, that such determination shall not affect any of the remaining provisions of these Bylaws or render invalid or improper any action taken or omitted prior to such determination.

(b)   If any provision of these Bylaws shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to such provision in such jurisdiction and shall not in any manner affect such provision in any other jurisdiction or any other provision of these Bylaws in any jurisdiction.

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ARTICLE VIII

AMENDMENTS

Section 1.           AMENDMENT BY SHAREHOLDERS. These Bylaws may be amended, restated or repealed or new Bylaws may be adopted by the affirmative “vote of a majority of the outstanding voting securities” (as defined herein) of the Trust.

Section 2.           AMENDMENT BY TRUSTEES. These Bylaws may also be amended, restated or repealed or new Bylaws may be adopted by the Board, by a vote of the Board as set forth in Section 4.3(a) of the Declaration of Trust.

Section 3.           OTHER AMENDMENT. Subject to the 1940 Act, these Bylaws may also be amended pursuant to Section 3815(f) of the DSTA.

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